UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-23615
Perpetual Americas Funds Trust
(Exact name of registrant as specified in charter)

1 Congress Street, Suite 3101
Boston, Massachusetts 02114
(Address of principal executive offices) (Zip code)
Andrew Jolin
1 Congress Street, Suite 3101
Boston, Massachusetts 02114
(Name and address of agent for service)
Registrant's telephone number, including area code:
(617) 933-0716
Date of fiscal year end:
September 30
Date of reporting period:
September 30, 2025
Item 1. Reports to Stockholders.
(a) The Report to Shareholders is attached herewith.

JOHCM Emerging Markets Discovery Fund
Advisor Shares/JOMEX
ANNUAL SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the JOHCM Emerging Markets Discovery Fund (the “Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at connect.rightprospectus.com/JOHCM/. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
JOHCM Emerging Markets Discovery Fund (Advisor Shares)	$143	1.34%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
Advisor Class shares of the Fund returned 13.35% for the twelve-month period ended September 30, 2025. The Fund outperformed the MSCI Emerging Markets Small Cap Index, a market index with similar characteristics to those of the Fund, which returned 8.28%.
TOP PERFORMANCE CONTRIBUTORS
PharmaResearch Co. Ltd. | The Korean healthcare company benefited from the strong performance of its pharma and cosmetic divisions, and international sales were boosted by a European partnership for its flagship ‘Rejuran’ product.
Elite Material Co. Ltd. | The Taiwanese semiconductor laminate supplier benefited from content upgrades in ASIC servers as the upgrades drove incremental demand for copper clad laminates.
Hyundai Rotem Co. Inc. | The Korean defense technology company benefited from accelerating defense exports, new contract wins and a large order backlog that boosted investor confidence.
TOP PERFORMANCE DETRACTORS
Thermax Ltd. | The Indian industrials company faced pressure from increase costs related to some technology upgrades to its bio-compressed natural gas projects as well as increased costs for raw materials. Geopolitical uncertainties also dampened investor sentiment.
Raymond Ltd. | The Indian basic materials company suffered from weaker demand for its textiles and apparel segments, particularly from its key export markets of the Middle East and Southeast Asia.
Visual Photonics Epitaxy Co. Ltd. | The Taiwan IT company experienced a notable decline in revenue and profitability over the period, as concerns over its product mix, including a shift away from higher-margin optoelectronic core products to lower margin segments, led analysts to cut earnings per share estimates for 2025 by 18%.
Fund Performance
The following graph and chart show the change in value of a hypothetical $10,000 investment in Advisor Class shares of the Fund during the stated time period.
GROWTH OF $10,000
Average Annual Total Returns	1 year	5 year	Since Inception
JOHCM Emerging Markets Discovery Fund (Advisor Shares/JOMEX)	13.35%	12.33%	12.14%
MSCI Emerging Markets Small Cap Index	8.28%	12.51%	9.55%
MSCI Emerging Markets Index Net (USD)*	17.32%	7.02%	9.26%
*	The broad-based index is provided in connection with regulatory requirements and includes market segments in which the Fund does not primarily invest.
Performance data quoted represents past performance; past performance does not guarantee future results.
Visit johcm.com/en-us/funds/johcm-emerging-markets-discovery-fund/#performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$66,352,329
Total number of portfolio holdings	118
Total advisory fees paid	$397,136
Portfolio turnover rate as of the end of the reporting period	138.32%

Graphical Representation of Holdings

The tables below show the investment makeup of the Fund, excluding short-term investments, represented as a percentage of the total net assets of the Fund.

TOP TEN HOLDINGS
Nexteer Automotive Group Ltd.	1.7%
Johnson Electric Holdings Ltd.	1.6%
Cowell e Holdings, Inc.	1.6%
King Slide Works Co. Ltd.	1.5%
Minth Group Ltd.	1.5%
Kaynes Technology India Ltd.	1.4%
Bizlink Holding, Inc.	1.4%
King Yuan Electronics Co. Ltd.	1.4%
GDS Holdings Ltd. - Class A	1.4%
MGM China Holdings Ltd.	1.3%

SECTOR ALLOCATION

GEOGRAPHICAL ALLOCATION
Material Fund Changes
Effective February 1, 2025, to comply with recent Securities and Exchange Commission rule amendments relating to a fund's name, the Fund modified its investment policy as follows:
The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities issued by companies that meet the portfolio managers’ “discovery criteria” and that are located in emerging markets, including frontier markets.
A more detailed explanation of how the Fund defines “emerging markets” and “discovery criteria” can be found in the Fund's prospectus. In order to satisfy notice requirements related to an investment policy change, the Fund continued to comply with both its old and new investment policies concurrently through May 1, 2025, after which time only the new investment policy applied.
This is a summary of certain changes to the Fund since October 1, 2024. For more complete information, you may review the Fund's prospectus dated February 1, 2025, at connect.rightprospectus.com/JOHCM/ or upon request at 866-260-9549 (toll free) or 312-557-5913.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at connect.rightprospectus.com/JOHCM/. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 866-260-9549 (toll free) or 312-557-5913 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at connect.rightprospectus.com/JOHCM/.
JOHCM FUNDS
JOHCM Emerging Markets Discovery Fund
Institutional Shares/JOMMX
ANNUAL SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the JOHCM Emerging Markets Discovery Fund (the “Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at connect.rightprospectus.com/JOHCM/. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
JOHCM Emerging Markets Discovery Fund (Institutional Shares)	$132	1.24%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
Institutional Class shares of the Fund returned 13.55% for the twelve-month period ended September 30, 2025. The Fund outperformed the MSCI Emerging Markets Small Cap Index, a market index with similar characteristics to those of the Fund, which returned 8.28%.
TOP PERFORMANCE CONTRIBUTORS
PharmaResearch Co. Ltd. | The Korean healthcare company benefited from the strong performance of its pharma and cosmetic divisions, and international sales were boosted by a European partnership for its flagship ‘Rejuran’ product.
Elite Material Co. Ltd. | The Taiwanese semiconductor laminate supplier benefited from content upgrades in ASIC servers as the upgrades drove incremental demand for copper clad laminates.
Hyundai Rotem Co. Inc. | The Korean defense technology company benefited from accelerating defense exports, new contract wins and a large order backlog that boosted investor confidence.
TOP PERFORMANCE DETRACTORS
Thermax Ltd. | The Indian industrials company faced pressure from increase costs related to some technology upgrades to its bio-compressed natural gas projects as well as increased costs for raw materials. Geopolitical uncertainties also dampened investor sentiment.
Raymond Ltd. | The Indian basic materials company suffered from weaker demand for its textiles and apparel segments, particularly from its key export markets of the Middle East and Southeast Asia.
Visual Photonics Epitaxy Co. Ltd. | The Taiwan IT company experienced a notable decline in revenue and profitability over the period, as concerns over its product mix, including a shift away from higher-margin optoelectronic core products to lower margin segments, led analysts to cut earnings per share estimates for 2025 by 18%.
Fund Performance
The following graph and chart show the change in value of a hypothetical $100,000 investment in Institutional Class shares of the Fund during the stated time period.
GROWTH OF $100,000
Average Annual Total Returns	1 year	5 year	10 year
JOHCM Emerging Markets Discovery Fund (Institutional Shares/JOMMX)	13.55%	12.41%	11.48%
MSCI Emerging Markets Small Cap Index	8.28%	12.51%	8.48%
MSCI Emerging Markets Index Net (USD)*	17.32%	7.02%	7.99%
*	The broad-based index is provided in connection with regulatory requirements and includes market segments in which the Fund does not primarily invest.
Performance data quoted represents past performance; past performance does not guarantee future results.
Visit johcm.com/en-us/funds/johcm-emerging-markets-discovery-fund/#performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$66,352,329
Total number of portfolio holdings	118
Total advisory fees paid	$397,136
Portfolio turnover rate as of the end of the reporting period	138.32%

Graphical Representation of Holdings

The tables below show the investment makeup of the Fund, excluding short-term investments, represented as a percentage of the total net assets of the Fund.

TOP TEN HOLDINGS
Nexteer Automotive Group Ltd.	1.7%
Johnson Electric Holdings Ltd.	1.6%
Cowell e Holdings, Inc.	1.6%
King Slide Works Co. Ltd.	1.5%
Minth Group Ltd.	1.5%
Kaynes Technology India Ltd.	1.4%
Bizlink Holding, Inc.	1.4%
King Yuan Electronics Co. Ltd.	1.4%
GDS Holdings Ltd. - Class A	1.4%
MGM China Holdings Ltd.	1.3%

SECTOR ALLOCATION

GEOGRAPHICAL ALLOCATION
Material Fund Changes
Effective February 1, 2025, to comply with recent Securities and Exchange Commission rule amendments relating to a fund's name, the Fund modified its investment policy as follows:
The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities issued by companies that meet the portfolio managers’ “discovery criteria” and that are located in emerging markets, including frontier markets.
A more detailed explanation of how the Fund defines “emerging markets” and “discovery criteria” can be found in the Fund's prospectus. In order to satisfy notice requirements related to an investment policy change, the Fund continued to comply with both its old and new investment policies concurrently through May 1, 2025, after which time only the new investment policy applied.
This is a summary of certain changes to the Fund since October 1, 2024. For more complete information, you may review the Fund's prospectus dated February 1, 2025, at connect.rightprospectus.com/JOHCM/ or upon request at 866-260-9549 (toll free) or 312-557-5913.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at connect.rightprospectus.com/JOHCM/. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 866-260-9549 (toll free) or 312-557-5913 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at connect.rightprospectus.com/JOHCM/.
JOHCM FUNDS
JOHCM Emerging Markets Opportunities Fund
Advisor Shares/JOEIX
ANNUAL SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the JOHCM Emerging Markets Opportunities Fund (the “Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at connect.rightprospectus.com/JOHCM/. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
JOHCM Emerging Markets Opportunities Fund (Advisor Shares)	$124	1.13%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
Advisor Class of shares of the Fund returned 19.65% for the twelve-month period ended September 30, 2025. The Fund outperformed its benchmark, the MSCI Emerging Markets Index, which returned 17.32% during that period.
TOP PERFORMANCE CONTRIBUTORS
India | Indian equities underperformed in the benchmark index, returning -13.2%, as high valuations combined with slower earnings growth. The Fund had a positive contribution to performance from being underweight India, and in addition had a positive contribution from Indian stock selection. HDFC Bank was particularly noteworthy, providing relative performance of +0.47% in the Fund's portfolio, as investors warmed to its prospects relative to other large banks.
United Arab Emirates (UAE) | An economic upswing, driven by recoveries in real estate and travel and tourism, saw UAE outperform in the benchmark index, returning +34.0%. The Fund benefited both from being overweight and from positive stock selection, with the largest UAE holding, Emaar Properties PJSC, providing relative performance of +2.04% in the Fund's portfolio.
Korea | Strength in selected technology sub-sectors, and an improved outlook for reform and corporate governance following a change in government, led to Korean equities outperforming in the benchmark index, with Korea returning +26.8%. The Fund was negatively impacted due to its underweighting in the period, but Korean stock selection was notably strong, particularly from potential reform beneficiaries.
TOP PERFORMANCE DETRACTORS
China | China was a detractor from overall relative performance. In the benchmark index, China returned 30.8%; however, the Fund’s slight underweight position and stock selection within China proved a drag on performance. Although the Fund’s relative performance benefited from Tencent Holdings Ltd., +1.78% in the period, the relative performance of Meituan (held, -1.72% return) and Alibaba Group (not held, -1.79%) were negative contributors. In addition, the Fund held a position in off-index Hong Kong Exchanges & Clearing Ltd., which was a positive contributor and provided relative performance of +1.43%.
Indonesia | Weak economic growth and economic policy concerns saw Indonesia underperform, with Indonesia returning -21.6% in the benchmark index. The Fund held an overweight position which was a negative contributor to relative performance. In addition, some of the Indonesian stocks held are in sectors that are typically more cyclical, such as banking, and these provided relative underperformance, with Bank Mandiri Persero returning -1.28% in the Fund's portfolio and Bank Rakyat Indonesia Persero returning -0.61% in the Fund's portfolio.
Fund Performance
The following graph and chart show the change in value of a hypothetical $10,000 investment in Advisor Class shares of the Fund during the stated time period.
GROWTH OF $10,000
Average Annual Total Returns	1 year	5 year	10 year
JOHCM Emerging Markets Opportunities Fund (Advisor Shares/JOEIX)	19.65%	8.43%	7.87%
MSCI Emerging Markets Index Net (USD)	17.32%	7.02%	7.99%
Performance data quoted represents past performance; past performance does not guarantee future results.
Visit johcm.com/en-us/funds/johcm-emerging-markets-opportunities-fund/#performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$1,336,320,082
Total number of portfolio holdings	57
Total advisory fees paid	$10,504,335
Portfolio turnover rate as of the end of the reporting period	14.12%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, excluding short-term investments, represented as a percentage of the total net assets of the Fund.

TOP TEN HOLDINGS
Taiwan Semiconductor Manufacturing Co. Ltd.	9.8%
Tencent Holdings Ltd.	9.0%
Hong Kong Exchanges & Clearing Ltd.	4.4%
Trip.com Group Ltd.	3.9%
Barrick Mining Corp.	3.4%
Anglogold Ashanti PLC	3.3%
Emaar Properties PJSC	3.1%
Itau Unibanco Holding S.A. - ADR	3.1%
Cemex S.A.B. de C.V. - ADR	2.6%
Aldar Properties PJSC	2.6%

SECTOR ALLOCATION

GEOGRAPHICAL ALLOCATION
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at connect.rightprospectus.com/JOHCM/. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 866-260-9549 (toll free) or 312-557-5913 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at connect.rightprospectus.com/JOHCM/.
JOHCM FUNDS
JOHCM Emerging Markets Opportunities Fund
Institutional Shares/JOEMX
ANNUAL SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the JOHCM Emerging Markets Opportunities Fund (the “Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at connect.rightprospectus.com/JOHCM/. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
JOHCM Emerging Markets Opportunities Fund (Institutional Shares)	$114	1.04%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
Institutional Class of shares of the Fund returned 19.71% for the twelve-month period ended September 30, 2025. The Fund outperformed its benchmark, the MSCI Emerging Markets Index, which returned 17.32% during that period.
TOP PERFORMANCE CONTRIBUTORS
India | Indian equities underperformed in the benchmark index, returning -13.2%, as high valuations combined with slower earnings growth. The Fund had a positive contribution to performance from being underweight India, and in addition had a positive contribution from Indian stock selection. HDFC Bank was particularly noteworthy, providing relative performance of +0.47% in the Fund's portfolio, as investors warmed to its prospects relative to other large banks.
United Arab Emirates (UAE) | An economic upswing, driven by recoveries in real estate and travel and tourism, saw UAE outperform in the benchmark index, returning +34.0%. The Fund benefited both from being overweight and from positive stock selection, with the largest UAE holding, Emaar Properties PJSC, providing relative performance of +2.04% in the Fund's portfolio.
Korea | Strength in selected technology sub-sectors, and an improved outlook for reform and corporate governance following a change in government, led to Korean equities outperforming in the benchmark index, with Korea returning +26.8%. The Fund was negatively impacted due to its underweighting in the period, but Korean stock selection was notably strong, particularly from potential reform beneficiaries.
TOP PERFORMANCE DETRACTORS
China | China was a detractor from overall relative performance. In the benchmark index, China returned 30.8%; however, the Fund’s slight underweight position and stock selection within China proved a drag on performance. Although the Fund’s relative performance benefited from Tencent Holdings Ltd., +1.78% in the period, the relative performance of Meituan (held, -1.72% return) and Alibaba Group (not held, -1.79%) were negative contributors. In addition, the Fund held a position in off-index Hong Kong Exchanges & Clearing Ltd., which was a positive contributor and provided relative performance of +1.43%.
Indonesia | Weak economic growth and economic policy concerns saw Indonesia underperform, with Indonesia returning -21.6% in the benchmark index. The Fund held an overweight position which was a negative contributor to relative performance. In addition, some of the Indonesian stocks held are in sectors that are typically more cyclical, such as banking, and these provided relative underperformance, with Bank Mandiri Persero returning -1.28% in the Fund's portfolio and Bank Rakyat Indonesia Persero returning -0.61% in the Fund's portfolio.
Fund Performance
The following graph and chart show the change in value of a hypothetical $100,000 investment in Institutional Class shares of the Fund during the stated time period.
GROWTH OF $100,000
Average Annual Total Returns	1 year	5 year	10 year
JOHCM Emerging Markets Opportunities Fund (Institutional Shares/JOEMX)	19.71%	8.51%	7.97%
MSCI Emerging Markets Index Net (USD)	17.32%	7.02%	7.99%
Performance data quoted represents past performance; past performance does not guarantee future results.
Visit johcm.com/en-us/funds/johcm-emerging-markets-opportunities-fund/#performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$1,336,320,082
Total number of portfolio holdings	57
Total advisory fees paid	$10,504,335
Portfolio turnover rate as of the end of the reporting period	14.12%

Graphical Representation of Holdings

The tables below show the investment makeup of the Fund, excluding short-term investments, represented as a percentage of the total net assets of the Fund.

TOP TEN HOLDINGS
Taiwan Semiconductor Manufacturing Co. Ltd.	9.8%
Tencent Holdings Ltd.	9.0%
Hong Kong Exchanges & Clearing Ltd.	4.4%
Trip.com Group Ltd.	3.9%
Barrick Mining Corp.	3.4%
Anglogold Ashanti PLC	3.3%
Emaar Properties PJSC	3.1%
Itau Unibanco Holding S.A. - ADR	3.1%
Cemex S.A.B. de C.V. - ADR	2.6%
Aldar Properties PJSC	2.6%

SECTOR ALLOCATION

GEOGRAPHICAL ALLOCATION
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at connect.rightprospectus.com/JOHCM/. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 866-260-9549 (toll free) or 312-557-5913 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at connect.rightprospectus.com/JOHCM/.
JOHCM FUNDS
JOHCM Emerging Markets Opportunities Fund
Investor Shares/JOEAX
ANNUAL SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the JOHCM Emerging Markets Opportunities Fund (the “Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at connect.rightprospectus.com/JOHCM/. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
JOHCM Emerging Markets Opportunities Fund (Investor Shares)	$140	1.28%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
Investor Class of shares of the Fund returned 19.46% for the twelve-month period ended September 30, 2025. The Fund outperformed its benchmark, the MSCI Emerging Markets Index, which returned 17.32% during that period.
TOP PERFORMANCE CONTRIBUTORS
India | Indian equities underperformed in the benchmark index, returning -13.2%, as high valuations combined with slower earnings growth. The Fund had a positive contribution to performance from being underweight India, and in addition had a positive contribution from Indian stock selection. HDFC Bank was particularly noteworthy, providing relative performance of +0.47% in the Fund's portfolio, as investors warmed to its prospects relative to other large banks.
United Arab Emirates (UAE) | An economic upswing, driven by recoveries in real estate and travel and tourism, saw UAE outperform in the benchmark index, returning +34.0%. The Fund benefited both from being overweight and from positive stock selection, with the largest UAE holding, Emaar Properties PJSC, providing relative performance of +2.04% in the Fund's portfolio.
Korea | Strength in selected technology sub-sectors, and an improved outlook for reform and corporate governance following a change in government, led to Korean equities outperforming in the benchmark index, with Korea returning +26.8%. The Fund was negatively impacted due to its underweighting in the period, but Korean stock selection was notably strong, particularly from potential reform beneficiaries.
TOP PERFORMANCE DETRACTORS
China | China was a detractor from overall relative performance. In the benchmark index, China returned 30.8%; however, the Fund’s slight underweight position and stock selection within China proved a drag on performance. Although the Fund’s relative performance benefited from Tencent Holdings Ltd., +1.78% in the period, the relative performance of Meituan (held, -1.72% return) and Alibaba Group (not held, -1.79%) were negative contributors. In addition, the Fund held a position in off-index Hong Kong Exchanges & Clearing Ltd., which was a positive contributor and provided relative performance of +1.43%.
Indonesia | Weak economic growth and economic policy concerns saw Indonesia underperform, with Indonesia returning -21.6% in the benchmark index. The Fund held an overweight position which was a negative contributor to relative performance. In addition, some of the Indonesian stocks held are in sectors that are typically more cyclical, such as banking, and these provided relative underperformance, with Bank Mandiri Persero returning -1.28% in the Fund's portfolio and Bank Rakyat Indonesia Persero returning -0.61% in the Fund's portfolio.
Fund Performance
The following graph and chart show the change in value of a hypothetical $10,000 investment in Investor Class shares of the Fund during the stated time period.
GROWTH OF $10,000
Average Annual Total Returns	1 year	5 year	10 year
JOHCM Emerging Markets Opportunities Fund (Investor Shares/JOEAX)	19.46%	8.26%	7.72%
MSCI Emerging Markets Index Net (USD)	17.32%	7.02%	7.99%
Performance data quoted represents past performance; past performance does not guarantee future results.
Visit johcm.com/en-us/funds/johcm-emerging-markets-opportunities-fund/#performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$1,336,320,082
Total number of portfolio holdings	57
Total advisory fees paid	$10,504,335
Portfolio turnover rate as of the end of the reporting period	14.12%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, excluding short-term investments, represented as a percentage of the total net assets of the Fund.

TOP TEN HOLDINGS
Taiwan Semiconductor Manufacturing Co. Ltd.	9.8%
Tencent Holdings Ltd.	9.0%
Hong Kong Exchanges & Clearing Ltd.	4.4%
Trip.com Group Ltd.	3.9%
Barrick Mining Corp.	3.4%
Anglogold Ashanti PLC	3.3%
Emaar Properties PJSC	3.1%
Itau Unibanco Holding S.A. - ADR	3.1%
Cemex S.A.B. de C.V. - ADR	2.6%
Aldar Properties PJSC	2.6%

SECTOR ALLOCATION

GEOGRAPHICAL ALLOCATION
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at connect.rightprospectus.com/JOHCM/. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 866-260-9549 (toll free) or 312-557-5913 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at connect.rightprospectus.com/JOHCM/.
JOHCM FUNDS
JOHCM International Opportunities Fund
Institutional Shares/JOPSX
ANNUAL SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the JOHCM International Opportunities Fund (the “Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at connect.rightprospectus.com/JOHCM/. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
JOHCM International Opportunities Fund (Institutional Shares)	$54	0.50%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
Institutional Class shares of the Fund returned 14.49% for the twelve-month period ended September 30, 2025. The Fund underperformed its benchmark, the MSCI EAFE Index (the “Index”), which returned 14.99%.
Donald Trump’s return to office dominated the period. An initial U.S.-based rally gave way to volatility amid concerns over extremely aggressive U.S. tariffs announced in early April. Thereafter, equities rallied as tariff fears subsided, while corporate spreads compressed to very low levels. Artificial Intelligence drove global equity markets, while the Federal Reserve made its first rate cuts of the cycle, reducing rates in November and December 2024, and again in September 2025. The European Central Bank cut its policy rates by 0.25% in October 2024, and delivered two more 0.25% cuts in March and June 2025, with President Christine Lagard suggesting further rate cuts would be data dependent. The Bank of Japan raised its key interest rate by 0.25% to 0.50% in January 2025 and left rates unchanged at later meetings. In June, NATO’s 32 members agreed to set a defence spending target of 5% of GDP by 2035, up from the current 2%.
TOP PERFORMANCE CONTRIBUTORS
The Index rose nearly 15% over the year, reflecting resilient growth in European and Japanese equity markets, a supportive monetary backdrop, and the easing of trade tensions with the U.S.. leadership came from the industrials, financials and technology sectors. In particular, the biggest contribution came from our European defence cluster: Thales S.A., Saab AB, and Leonardo S.p.A., where we continue to see upside, as well as Daifuku Co. Ltd.in Japan.
TOP PERFORMANCE DETRACTORS
Weakness in the consumer discretionary and staples sectors affected several portfolio holdings during the period, such as Nitori Holdings Co. Ld., B&M European Value Retail S.A., and Pernod Ricard S.A. Other negative contributors included Merck KGaA, which continues to suffer from the post-pandemic de-stocking cycle in life sciences.
Fund Performance
The following graph and chart show the change in value of a hypothetical $100,000 investment in Institutional Class shares of the Fund during the stated time period.
GROWTH OF $100,000
Average Annual Total Returns	1 year	5 year	Since Inception
JOHCM International Opportunities Fund (Institutional Shares/JOPSX)	14.49%	12.62%	8.73%
MSCI EAFE Index	14.99%	11.15%	8.32%
Performance data quoted represents past performance; past performance does not guarantee future results.
Visit johcm.com/en-us/funds/johcm-international-opportunities-fund/#performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$389,379,674
Total number of portfolio holdings	41
Total advisory fees paid	$425,893
Portfolio turnover rate as of the end of the reporting period	45.00%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, excluding short-term investments, represented as a percentage of the total net assets of the Fund.

TOP TEN HOLDINGS
Publicis Groupe S.A.	3.4%
E.ON S.E.	3.4%
Thales S.A.	3.2%
Ebara Corp.	3.2%
Siemens A.G. - REG	3.2%
Heidelberg Materials A.G.	3.1%
National Grid PLC	3.1%
SoftBank Corp.	3.0%
Leonardo S.p.A.	2.9%
Daifuku Co. Ltd.	2.5%

SECTOR ALLOCATION

GEOGRAPHICAL ALLOCATION
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at connect.rightprospectus.com/JOHCM/. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 866-260-9549 (toll free) or 312-557-5913 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at connect.rightprospectus.com/JOHCM/.
JOHCM FUNDS
JOHCM International Select Fund
Institutional Shares/JOHIX
ANNUAL SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the JOHCM International Select Fund (the “Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at connect.rightprospectus.com/JOHCM/. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
JOHCM International Select Fund (Institutional Shares)	$102	0.96%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
Institutional Class shares of the Fund returned 13.46% for the twelve-month period ended September 30, 2025. The Fund underperformed its benchmark, the MSCI EAFE Index, which returned 14.99%.
TOP PERFORMANCE CONTRIBUTORS
Rakuten Bank Ltd. | The Japan-headquartered bank benefited from a normalization in interest rates, strength in Japanese equities, and business progress following its spin-off from Rakuten Group in 2023. We initiated a position in the company and continue to hold the stock.
Rolls-Royce Holdings PLC | Increased European Union defense spending due to geopolitical tensions from the Ukraine/Russia conflict provided opportunities for the company’s aerospace and defense operations. We took some profit, while still maintaining a holding in the stock.
Siemens Energy A.G. | Investment in energy infrastructure to meet rising energy demand, notably from Artificial Intelligence (“AI”) and data center developments, together with growth in renewable energy, supported the energy technology company’s performance. We initiated a position and continue to hold the stock.
TOP PERFORMANCE DETRACTORS
Maruwa Co. Ltd. | The Japan-based electronic components company underperformed following news of DeepSeek, the Chinese AI model. The company also suffered from market volatility caused by U.S. President Trump’s ‘Liberation Day’ tariffs and the risk to its performance from further trade tariffs. Consequently, we sold the stock.
Grab Holdings Ltd. | A loss in the momentum of a business turnaround undermined the performance of the Singapore-based technology company. Additionally, its share price fell following a sell-off driven by market uncertainty. Consequently, we sold the stock.
Nebius Group N.V. | The competitive threat from DeepSeek and market uncertainty following President Trump’s Liberation Day tariffs announcement negatively impacted the Netherlands-based technology company. Consequently, we sold the stock.
Fund Performance
The following graph and chart show the change in value of a hypothetical $100,000 investment in Institutional Class shares of the Fund during the stated time period.
GROWTH OF $100,000
Average Annual Total Returns	1 year	5 year	10 year
JOHCM International Select Fund (Institutional Shares/JOHIX)	13.46%	3.99%	7.24%
MSCI EAFE Index	14.99%	11.15%	8.17%
Performance data quoted represents past performance; past performance does not guarantee future results.
Visit johcm.com/en-us/funds/johcm-international-select-fund/#performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$3,012,874,327
Total number of portfolio holdings	50
Total advisory fees paid	$32,253,307
Portfolio turnover rate as of the end of the reporting period	92.83%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, excluding short-term investments, represented as a percentage of the total net assets of the Fund.

TOP TEN HOLDINGS
UCB S.A.	2.4%
IHI Corp.	2.4%
Wheaton Precious Metals Corp.	2.3%
Danone S.A.	2.2%
E.ON S.E.	2.2%
Siemens Energy A.G.	2.2%
Standard Chartered PLC	2.2%
Sandvik AB	2.2%
Centrica PLC	2.2%
DBS Group Holdings Ltd.	2.1%

SECTOR ALLOCATION

GEOGRAPHICAL ALLOCATION
Material Fund Changes
Effective February 1, 2025, JOHCM (USA) Inc, the Fund's investment adviser, contractually agreed to a reduction in management fees to 0.84% of average daily net assets of the Fund and to limit fund operating expenses to 0.95% of average daily net assets of the Fund through February 1, 2026.
This is a summary of certain changes to the Fund since October 1, 2024. For more complete information, you may review the Fund's prospectus dated February 1, 2025, at connect.rightprospectus.com/JOHCM/ or upon request at 866-260-9549 (toll free) or 312-557-5913.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at connect.rightprospectus.com/JOHCM/. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 866-260-9549 (toll free) or 312-557-5913 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at connect.rightprospectus.com/JOHCM/.
JOHCM FUNDS
JOHCM International Select Fund
Investor Shares/JOHAX
ANNUAL SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the JOHCM International Select Fund (the “Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at connect.rightprospectus.com/JOHCM/. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
JOHCM International Select Fund (Investor Shares)	$127	1.19%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
Investor Class shares of the Fund returned 13.16% for the twelve-month period ended September 30, 2025. The Fund underperformed its benchmark, the MSCI EAFE Index, which returned 14.99%.
TOP PERFORMANCE CONTRIBUTORS
Rakuten Bank Ltd. | The Japan-headquartered bank benefited from a normalization in interest rates, strength in Japanese equities, and business progress following its spin-off from Rakuten Group in 2023. We initiated a position in the company and continue to hold the stock.
Rolls-Royce Holdings PLC | Increased European Union defense spending due to geopolitical tensions from the Ukraine/Russia conflict provided opportunities for the company’s aerospace and defense operations. We took some profit, while still maintaining a holding in the stock.
Siemens Energy A.G. | Investment in energy infrastructure to meet rising energy demand, notably from Artificial Intelligence (“AI”) and data center developments, together with growth in renewable energy, supported the energy technology company’s performance. We initiated a position and continue to hold the stock.
TOP PERFORMANCE DETRACTORS
Maruwa Co. Ltd. | The Japan-based electronic components company underperformed following news of DeepSeek, the Chinese AI model. The company also suffered from market volatility caused by U.S. President Trump’s ‘Liberation Day’ tariffs and the risk to its performance from further trade tariffs. Consequently, we sold the stock.
Grab Holdings Ltd. | A loss in the momentum of a business turnaround undermined the performance of the Singapore-based technology company. Additionally, its share price fell following a sell-off driven by market uncertainty. Consequently, we sold the stock.
Nebius Group N.V. | The competitive threat from DeepSeek and market uncertainty following President Trump’s Liberation Day tariffs announcement negatively impacted the Netherlands-based technology company. Consequently, we sold the stock.
Fund Performance
The following graph and chart show the change in value of a hypothetical $10,000 investment in Investor Class shares of the Fund during the stated time period.
GROWTH OF $10,000
Average Annual Total Returns	1 year	5 year	10 year
JOHCM International Select Fund (Investor Shares/JOHAX)	13.16%	3.74%	6.97%
MSCI EAFE Index	14.99%	11.15%	8.17%
Performance data quoted represents past performance; past performance does not guarantee future results.
Visit johcm.com/en-us/funds/johcm-international-select-fund/#performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$3,012,874,327
Total number of portfolio holdings	50
Total advisory fees paid	$32,253,307
Portfolio turnover rate as of the end of the reporting period	92.83%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, excluding short-term investments, represented as a percentage of the total net assets of the Fund.

TOP TEN HOLDINGS
UCB S.A.	2.4%
IHI Corp.	2.4%
Wheaton Precious Metals Corp.	2.3%
Danone S.A.	2.2%
E.ON S.E.	2.2%
Siemens Energy A.G.	2.2%
Standard Chartered PLC	2.2%
Sandvik AB	2.2%
Centrica PLC	2.2%
DBS Group Holdings Ltd.	2.1%

SECTOR ALLOCATION

GEOGRAPHICAL ALLOCATION
Material Fund Changes
Effective February 1, 2025, JOHCM (USA) Inc, the Fund's investment adviser, contractually agreed to a reduction in management fees to 0.84% of average daily net assets of the Fund and to limit fund operating expenses to 1.18% of average daily net assets of the Fund through February 1, 2026.
This is a summary of certain changes to the Fund since October 1, 2024. For more complete information, you may review the Fund's prospectus dated February 1, 2025, at connect.rightprospectus.com/JOHCM/ or upon request at 866-260-9549 (toll free) or 312-557-5913.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at connect.rightprospectus.com/JOHCM/. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 866-260-9549 (toll free) or 312-557-5913 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at connect.rightprospectus.com/JOHCM/.
JOHCM FUNDS
Trillium ESG Small/Mid Cap Fund
Institutional Shares/TSMDX
ANNUAL SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Trillium ESG Small/Mid Cap Fund (the “Fund”) for the period of October 1, 2024 to September 30, 2025.You can find additional information about the Fund at connect.rightprospectus.com/Trillium/.You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Trillium ESG Small/Mid Cap Fund (Institutional Shares)	$99	0.97%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
For the trailing twelve-month period ended September 30, 2025, the Trillium ESG Small-Mid Cap Fund (Institutional Shares/TSMDX) returned 4.05%, net of fees. The Fund underperformed the Russell 2500TM Index, a market index with characteristics similar to those of the Fund, which returned 10.16%. Underperformance during the period was driven by negative selection effects in Consumer Discretionary and Industrials. Sector allocation was negative, driven by our overweight to Consumer Staples and underweight to Utilities. This was partially offset by positive sector allocation effects including from an overweight to Information Technology, and positive selection effects within the sector, and an underweight to Health Care.
TOP PERFORMANCE CONTRIBUTORS
MYR Group, Inc. | MYR Group, Inc. (MYRG) delivered strong performance over the past year. The company’s earnings have reflected robust growth in both its Transmission and Distribution, and Commercial and Industrial segments.
CyberArk Software Ltd. | CyberArk Software Ltd. (CYBR) was a top contributor to performance, driven by strong demand for its identity security platform and strategic acquisitions that expanded its capabilities. In July, the company announced it will be acquired by Palo Alto Networks in a $25 billion cash-and-stock deal, marking it one of the largest cybersecurity acquisitions of 2025. Investors saw this news as positive, and stock prices have continued to rise.
TOP PERFORMANCE DETRACTORS
Deckers Outdoor Corp. | Deckers Outdoor Corp. (DECK) experienced a sharp decline in performance despite beating earnings expectations, as investors reacted negatively to future guidance, U.S. tariffs, and slowing direct-to-consumer (DTC) sales in the U.S. from one of its high performing brands, HOKA.
Freshpet, Inc. | Freshpet, Inc. (FRPT) faced headwinds from slowing revenue growth, economic uncertainty, and increased competition in the premium pet food market. Despite strong second quarter profitability, the company cut its full-year sales and earnings guidance, removed long-term targets, and reported a decline in net income for the first half of 2025, raising concerns about sustainability and valuation as the overall consumer environment remains challenging.
Fund Performance
The following graph and chart show the change in value of a hypothetical $100,000 investment in Institutional Class shares of the Fund during the stated time period.
GROWTH OF $100,000
Average Annual Total Returns	1 year	5 year	10 year
Trillium ESG Small/Mid Cap Fund (Institutional Shares/TSMDX)	4.05%	9.11%	7.96%
Russell 2500™ Index	10.16%	12.09%	10.52%
Russell 3000®Index*	17.41%	15.74%	14.71%
*	The broad-based index is provided in connection with regulatory requirements and includes market segments in which the Fund does not primarily invest.
Performance data quoted represents past performance; past performance does not guarantee future results.
Visit https://www.trilliuminvest.com/mutual-funds/trillium-esg-small-mid-cap-fund for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$34,417,082
Total number of portfolio holdings	70
Total advisory fees paid	$213,086
Portfolio turnover rate as of the end of the reporting period	19.98%

Graphical Representation of Holdings

The tables below show the investment makeup of the Fund, excluding short-term investments, represented as a percentage of the total net assets of the Fund.

TOP TEN HOLDINGS
CyberArk Software Ltd.	3.5%
SiTime Corp.	3.2%
East West Bancorp, Inc.	2.6%
MYR Group, Inc.	2.4%
Lincoln Electric Holdings, Inc.	2.4%
Valmont Industries, Inc.	2.2%
Stifel Financial Corp.	2.1%
Jones Lang LaSalle, Inc.	2.1%
Merit Medical Systems, Inc.	2.1%
Encompass Health Corp.	2.1%

SECTOR ALLOCATION

GEOGRAPHICAL ALLOCATION
Material Fund Changes
Effective February 1, 2025, the Trillium ESG Small/Mid Cap Fund modified its investment objective as follows:
The Trillium ESG Small/Mid Cap Fund seeks long-term capital appreciation by investing in companies that meet Trillium Asset Management, LLC’s (“Trillium”) environmental, social, and governance (“ESG”) criteria.
The above modification of the investment objective was made to clarify the role of Trillium’s ESG criteria in the stock selection process and was not in connection with any change in Trillium’s investment process with respect to the Fund.
This is a summary of certain changes to the Fund since September 30, 2024. For more complete information, you may review the Fund’s prospectus dated February 1, 2025, at connect.rightprospectus.com/Trillium/ or upon request at 866-260-9549 (toll free) or 312-557-5913.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at connect.rightprospectus.com/Trillium/. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 866-260-9549 (toll free) or 312-557-5913 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at connect.rightprospectus.com/Trillium/.
TRILLIUM
Trillium ESG Global Equity Fund
Institutional Shares/PORIX
ANNUAL SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Trillium ESG Global Equity Fund (the “Fund”) for the period of October 1, 2024 to September 30, 2025.You can find additional information about the Fund at connect.rightprospectus.com/Trillium/.You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Trillium ESG Global Equity Fund (Institutional Shares)	$104	0.99%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
For the trailing twelve-month period ended September 30, 2025, the Trillium ESG Global Equity Fund (Institutional Shares/PORIX) returned 9.35%, net of fees. The Fund underperformed its benchmark, the MSCI ACWI Net Total Return Index (USD), which returned 17.27% during the same period. Underperformance during the period was driven by negative selection effects in Consumer Discretionary and Information Technology. Sector allocation detracted from Fund perfiormance, driven by being overweight to Consumer Staples and Real Estate. The Fund experienced positive selection effects in Communication Services and Real Estate. The Fund’s lack of exposure to the Energy sector was a positive contributor to Fund performance.
TOP PERFORMANCE CONTRIBUTORS
Alphabet, Inc. | Alphabet, Inc. (GOOGL) has been a strong performer given the company’s role in funding the current artificial intelligence (AI) capital spending cycle. Stocks in this area have continued to see strong investor interest. Company fundamentals in the core digital advertising business also remain robust, helping to support earnings growth.
Taiwan Semiconductor Manufacturing Co. Ltd | Taiwan Semiconductor Manufacturing Co. Ltd (TSMC) continues to benefit from the supply and demand mismatch as their customers’ chips remain critical components to the growth of the AI race. TSMC is the leading manufacturer of semiconductors.
TOP PERFORMANCE DETRACTORS
Novo Nordisk’s | Novo Nordisk’s (NVO) stock price return has remained under pressure this year as the current sales growth and outlook for its weight management treatments business continue to disappoint, mostly due to the slower usage moderation of compounding treatments in the U.S. market and increased competition from Eli Lilly’s treatment, Zepbound. These contributed to the company lowering its 2025 financial guidance with its 2Q25 financials report release in late July 2025 and changing its CEO.
Target Corp. | Target Corp. (TGT) underperformed over the past year due to challenges in its core retail operations, including weaker consumer demand and inventory management issues.
Fund Performance
The following graph and chart show the change in value of a hypothetical $100,000 investment in Institutional Class shares of the Fund during the stated time period.
GROWTH OF $100,000
Average Annual Total Returns	1 year	5 year	10 year
Trillium ESG Global Equity Fund (Institutional Shares/PORIX)	9.35%	10.18%	11.39%
MSCI ACWI Net Total Return Index (USD)	17.27%	13.54%	11.91%
Performance data quoted represents past performance; past performance does not guarantee future results.
Visit https://www.trilliuminvest.com/mutual-funds/trillium-esg-global-equity-fund  for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$807,207,662
Total number of portfolio holdings	84
Total advisory fees paid	$6,987,451
Portfolio turnover rate as of the end of the reporting period	21.73%

Graphical Representation of Holdings

The tables below show the investment makeup of the Fund, excluding short-term investments, represented as a percentage of the total net assets of the Fund.

TOP TEN HOLDINGS
Microsoft Corp.	6.0%
NVIDIA Corp.	5.8%
Alphabet, Inc. - Class A	5.6%
Apple, Inc.	3.3%
Visa, Inc. - Class A	2.3%
TJX Cos. (The), Inc.	1.9%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	1.9%
ServiceNow, Inc.	1.9%
Bank of New York Mellon (The) Corp.	1.8%
Prysmian S.p.A.	1.8%

SECTOR ALLOCATION

GEOGRAPHICAL ALLOCATION
Material Fund Changes
Effective February 1, 2025, the Trillium ESG Global Equity Fund modified its investment objective as follows:
The Trillium ESG Global Equity Fund seeks long-term capital appreciation by investing in companies that meet Trillium Asset Management, LLC’s (“Trillium”) environmental, social, and governance (“ESG”) criteria.
The above modification of the investment objective was made to clarify the role of Trillium’s ESG criteria in the stock selection process and was not in connection with any change in Trillium’s investment process with respect to the Fund.
This is a summary of certain changes to the Fund since September 30, 2024. For more complete information, you may review the Fund’s prospectus dated February 1, 2025, at connect.rightprospectus.com/Trillium/ or upon request at 866-260-9549 (toll free) or 312-557-5913.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at connect.rightprospectus.com/Trillium/. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 866-260-9549 (toll free) or 312-557-5913 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at connect.rightprospectus.com/Trillium/.
TRILLIUM
Trillium ESG Global Equity Fund
Investor Shares/PORTX
ANNUAL SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Trillium ESG Global Equity Fund (the “Fund”) for the period of October 1, 2024 to September 30, 2025.You can find additional information about the Fund at connect.rightprospectus.com/Trillium/.You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Trillium ESG Global Equity Fund (Investor Shares)	$130	1.24%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
For the trailing twelve-month period ended September 30, 2025, the Trillium ESG Global Equity Fund (Investor Shares/PORTX) returned 9.09%, net of fees. The Fund underperformed its benchmark, the MSCI ACWI Net Total Return Index (USD), which returned 17.27% during the same period. Underperformance during the period was driven by negative selection effects in Consumer Discretionary and Information Technology. Sector allocation detracted from Fund perfiormance, driven by being overweight to Consumer Staples and Real Estate. The Fund experienced positive selection effects in Communication Services and Real Estate. The Fund’s lack of exposure to the Energy sector was a positive contributor to Fund performance.
TOP PERFORMANCE CONTRIBUTORS
Alphabet, Inc. | Alphabet, Inc. (GOOGL) has been a strong performer given the company’s role in funding the current artificial intelligence (AI) capital spending cycle. Stocks in this area have continued to see strong investor interest. Company fundamentals in the core digital advertising business also remain robust, helping to support earnings growth.
Taiwan Semiconductor Manufacturing Co. Ltd | Taiwan Semiconductor Manufacturing Co. Ltd (TSMC) continues to benefit from the supply and demand mismatch as their customers’ chips remain critical components to the growth of the AI race. TSMC is the leading manufacturer of semiconductors.
TOP PERFORMANCE DETRACTORS
Novo Nordisk’s | Novo Nordisk’s (NVO) stock price return has remained under pressure this year as the current sales growth and outlook for its weight management treatments business continue to disappoint, mostly due to the slower usage moderation of compounding treatments in the U.S. market and increased competition from Eli Lilly’s treatment, Zepbound. These contributed to the company lowering its 2025 financial guidance with its 2Q25 financials report release in late July 2025 and changing its CEO.
Target Corp. | Target Corp. (TGT) underperformed over the past year due to challenges in its core retail operations, including weaker consumer demand and inventory management issues.
Fund Performance
The following graph and chart show the change in value of a hypothetical $10,000 investment in Investor Class shares of the Fund during the stated time period.
GROWTH OF $10,000
Average Annual Total Returns	1 year	5 year	10 year
Trillium ESG Global Equity Fund (Investor Shares/PORTX)	9.09%	9.89%	11.09%
MSCI ACWI Net Total Return Index (USD)	17.27%	13.54%	11.91%
Performance data quoted represents past performance; past performance does not guarantee future results.
Visit https://www.trilliuminvest.com/mutual-funds/trillium-esg-global-equity-fund  for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$807,207,662
Total number of portfolio holdings	84
Total advisory fees paid	$6,987,451
Portfolio turnover rate as of the end of the reporting period	21.73%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, excluding short-term investments, represented as a percentage of the total net assets of the Fund.

TOP TEN HOLDINGS
Microsoft Corp.	6.0%
NVIDIA Corp.	5.8%
Alphabet, Inc. - Class A	5.6%
Apple, Inc.	3.3%
Visa, Inc. - Class A	2.3%
TJX Cos. (The), Inc.	1.9%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	1.9%
ServiceNow, Inc.	1.9%
Bank of New York Mellon (The) Corp.	1.8%
Prysmian S.p.A.	1.8%

SECTOR ALLOCATION

GEOGRAPHICAL ALLOCATION
Material Fund Changes
Effective February 1, 2025, the Trillium ESG Global Equity Fund modified its investment objective as follows:
The Trillium ESG Global Equity Fund seeks long-term capital appreciation by investing in companies that meet Trillium Asset Management, LLC’s (“Trillium”) environmental, social, and governance (“ESG”) criteria.
The above modification of the investment objective was made to clarify the role of Trillium’s ESG criteria in the stock selection process and was not in connection with any change in Trillium’s investment process with respect to the Fund.
This is a summary of certain changes to the Fund since September 30, 2024. For more complete information, you may review the Fund’s prospectus dated February 1, 2025, at connect.rightprospectus.com/Trillium/ or upon request at 866-260-9549 (toll free) or 312-557-5913.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at connect.rightprospectus.com/Trillium/. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 866-260-9549 (toll free) or 312-557-5913 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at connect.rightprospectus.com/Trillium/.
TRILLIUM
TSW Emerging Markets Fund
Institutional Shares/TSWMX
ANNUAL SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the TSW Emerging Markets Fund (the “Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at connect.rightprospectus.com/JOHCM/. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
TSW Emerging Markets Fund (Institutional Shares)	$109	0.99%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
Institutional Class shares of the Fund returned 20.44% net of fees for the twelve months ending September 30, 2025.  The Fund's benchmark, the MSCI Emerging Markets Index, returned 17.32% over the same period. Consumer Discretionary stocks were the top contributor to relative performance on a sector basis, with Naspers Ltd. (South Africa) as the leader in the group. India was the top contributor at the country level with HDFC Bank Ltd. as the best performing position. The Information Technology sector as a whole was a laggard with E Ink Holdings, Inc. (Taiwan) as the primary detractor as further described below. On a country basis, Korea was the largest source of underperformance driven by the decline in the share price of LG Chem Ltd.
TOP PERFORMANCE CONTRIBUTORS
Consumer Discretionary | Consumer Discretionary was the top contributor to relative performance on a sector basis, with Naspers Ltd. (South Africa) as the leader in the group. The business reported strong earnings throughout the last 12 months due to growth in e-commerce operations and continued contributions from its stake in Tencent Holdings Ltd.
India | India was the top contributor at the country level with HDFC Bank Ltd. as the best performing position. Strong earnings, increasing deposit growth rates, and improved balance sheet flexibility led to share price appreciation. As a leading private sector bank, we anticipate HDFC Bank Ltd. will leverage credit growth and benefit from improved margins resulting from deposit rate cuts throughout our investment time horizon.
TOP PERFORMANCE DETRACTORS
Information Technology | The Information Technology sector was a laggard with E Ink Holdings, Inc. (Taiwan) as the primary detractor. The Taiwanese computer peripherals company saw softer demand in e-readers, a significant end market that led to a valuation downgrade over the past year. Despite this concern, we believe the business will grow through replacement cycles and differentiated end markets over our investment time horizon.
Korea | On a country basis, Korea was the largest source of Fund underperformance, driven by the decline in share price of LG Chem Ltd. We sold the position to make room for more attractive risk/reward opportunities.
Fund Performance
The following graph and chart show the change in value of a hypothetical $100,000 investment in Institutional Class shares of the Fund during the stated time period.
GROWTH OF $100,000
Average Annual Total Returns	1 year	Since Inception
TSW Emerging Markets Fund (Institutional Shares/TSWMX)	20.44%	6.38%
MSCI Emerging Markets Index	17.32%	5.70%
Performance data quoted represents past performance; past performance does not guarantee future results.
Visit https://www.perpetual.com/us-mutual-funds/ for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$4,564,860
Total number of portfolio holdings	55
Total advisory fees paid	$0 - Due to fee waivers
Portfolio turnover rate as of the end of the reporting period	39.77%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, excluding short-term investments, represented as a percentage of the total net assets of the Fund.

TOP TEN HOLDINGS
Taiwan Semiconductor Manufacturing Co. Ltd.	10.8%
Tencent Holdings Ltd.	6.0%
Alibaba Group Holding Ltd.	4.8%
Samsung Electronics Co. Ltd.	4.2%
Naspers Ltd. - Class N	4.0%
Georgia Capital PLC	2.8%
Zijin Mining Group Co. Ltd. - Class H	2.6%
NetEase, Inc.	2.6%
ICICI Bank Ltd. - ADR	2.5%
AIA Group Ltd.	2.2%

SECTOR ALLOCATION

GEOGRAPHICAL ALLOCATION
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at connect.rightprospectus.com/JOHCM/. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 866-260-9549 (toll free) or 312-557-5913 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at connect.rightprospectus.com/JOHCM/.
TSW
TSW High Yield Bond Fund
Institutional Shares/TSWHX
ANNUAL SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the TSW High Yield Bond Fund (the “Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at connect.rightprospectus.com/JOHCM/. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
TSW High Yield Bond Fund (Institutional Shares)	$67	0.65%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
For the 12-month period ending September 30, 2025, Institutional Class shares of the Fund returned 6.46%, net of fees.  The Fund underperformed the ICE BofA U.S. High Yield Constrained Index, a market index with characteristics similar to those of the Fund, which returned 7.31% during the same period. This underperformance was largely driven by the Fund’s security selection offset by the Fund’s shorter duration relative to the benchmark, particularly as interest rates rose materially early in the reporting period.
TOP PERFORMANCE CONTRIBUTORS
ILFC E-Capital Trust I (AerCap Holdings N.V.) 6.27%, 12/21/65 | One of the largest aircraft lessors in the world, AerCap was a notable outperformer during the reporting period.  The company has benefitted from tight aircraft supply as Original Equipment Manufacturers (OEMs) aircraft deliveries remained constrained and air travel demand remained strong.
PBF Holding Co. LLC/PBF Finance Corp. 9.88%, 03/15/30 | Despite choppy fundamentals, PBF Energy, an independent petroleum refiner and supplier, benefited from a shift in financial policy to focus on strengthening the balance sheet and a reduction in share repurchases.
TOP PERFORMANCE DETRACTORS
Saks Global Enterprises LLC 11.00%, 12/15/29 | Saks Global, a luxury retailer, underperformed as the company has struggled with falling sales and depressed earnings.  The position was largely eliminated early in the reporting period after it was determined that asset values would unlikely cover the company’s debt.
Arko Corp. 5.13%, 11/15/29 | The convenience store operator underperformed as operating performance continued to be pressured by an economically challenged lower income consumer and weaker than expected credit metrics.  The position was exited mid-way through the reporting period.
Fund Performance
The following graph and chart show the change in value of a hypothetical $100,000 investment in Institutional Class shares of the Fund during the stated time period.
GROWTH OF $100,000
Average Annual Total Returns	1 year	Since Inception
TSW High Yield Bond Fund (Institutional Shares/TSWHX)	6.46%	4.17%
ICE BofA U.S. High Yield Constrained Index	7.31%	4.30%
Bloomberg U.S. Aggregate Bond Index*	2.88%	(0.27)%
*	The broad-based index is provided in connection with regulatory requirements and includes market segments in which the Fund does not primarily invest.
Performance data quoted represents past performance; past performance does not guarantee future results.
Visit https://www.perpetual.com/us-mutual-funds/ for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$9,868,486
Total number of portfolio holdings	61
Total advisory fees paid	$0 - Due to fee waivers
Portfolio turnover rate as of the end of the reporting period	43.57%

Graphical Representation of Holdings

The tables below show the investment makeup of the Fund, excluding short-term investments, represented as a percentage of the total net assets of the Fund.

TOP TEN HOLDINGS
FTAI Aviation Investors LLC, 7.00%, 06/15/32	3.2%
Bath & Body Works, Inc., 6.88%, 11/01/35	3.2%
Gen Digital, Inc., 6.25%, 04/01/33	2.6%
Iron Mountain, Inc., 6.25%, 01/15/33	2.6%
American Axle & Manufacturing, Inc., 7.75%, 10/15/33	2.6%
Acadian Asset Management, Inc., 4.80%, 07/27/26	2.5%
StoneX Group, Inc., 7.88%, 03/01/31	2.4%
American Airlines, Inc., 8.50%, 05/15/29	2.4%
JB Poindexter & Co., Inc., 8.75%, 12/15/31	2.1%
Global Medical Response, Inc., 7.38%, 10/01/32	2.1%

ASSET TYPE ALLOCATION
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at connect.rightprospectus.com/JOHCM/. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 866-260-9549 (toll free) or 312-557-5913 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at connect.rightprospectus.com/JOHCM/.
TSW
TSW Large Cap Value Fund
Institutional Shares/TSWEX
ANNUAL SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the TSW Large Cap Value Fund (the “Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at connect.rightprospectus.com/JOHCM/. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
TSW Large Cap Value Fund (Institutional Shares)	$78	0.73%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
Institutional Class shares of the Fund returned 14.12% net of fees for the twelve months ending September 30, 2025, outperforming the 9.44% return of the Russell 1000® Value Index during the same time period.  The outperformance reflects the value of bottom-up security selection based on fundamental analysis. We have remained disciplined about valuation and our investment process during a period that has rewarded speculation in a hyper momentum driven market.
TOP PERFORMANCE CONTRIBUTORS
Warner Brothers Discovery, Inc. | Warner Brothers (WBD) is a media company with a deep content catalogue. The company announced plans to split its legacy cable channels from its studio and streaming businesses, a move that has been viewed favorably by the market for its potential to unlock value.
Nintendo Co. Ltd. | The video game publisher released its much-anticipated Switch 2, the second generation of its successful Switch console. The new release is expected to precipitate a multi-year upgrade cycle and spur renewed excitement around Nintendo franchises like Mario and Zelda. The position was sold in the second quarter after the stock appreciated significantly following the product’s release and positive market sentiment, as our assessment indicated that it had reached our valuation target.
TOP PERFORMANCE DETRACTORS
Kraft Heinz (The) Co. | The packaged food conglomerate has struggled along with the rest of the industry. Volumes have been weak as consumers remain fatigued by higher prices. Secular concerns around packaged food related to GLP-1s and decreased brand resonance among younger generations have also emerged.
Regeneron Pharmaceuticals, Inc. | Regeneron is a biotech company responsible for several blockbuster drugs, the largest of which is Eylea, used to treat macular degeneration. The drug is facing new competition as it goes off-patent, which is creating uncertainty around future free cash flow. The company has also been pressured by negative headlines related to most-favored nation drug pricing.
Fund Performance
The following graph and chart show the change in value of a hypothetical $100,000 investment in Institutional Class shares of the Fund during the stated time period.
GROWTH OF $100,000
Average Annual Total Returns	1 year	5 year	10 year
TSW Large Cap Value Fund (Institutional Shares/TSWEX)	14.12%	14.89%	11.36%
Russell 1000® Value Index	9.44%	13.87%	10.72%
Russell 1000®Index*	17.75%	15.99%	15.04%
*	The broad-based index is provided in connection with regulatory requirements and includes market segments in which the Fund does not primarily invest.
Performance data quoted represents past performance; past performance does not guarantee future results.
Visit https://www.perpetual.com/us-mutual-funds/ for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$39,407,581
Total number of portfolio holdings	42
Total advisory fees paid	$133,950
Portfolio turnover rate as of the end of the reporting period	51.07%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, excluding short-term investments, represented as a percentage of the total net assets of the Fund.

TOP TEN HOLDINGS
Kraft Heinz (The) Co.	4.3%
Dominion Energy, Inc.	4.2%
Anheuser-Busch InBev S.A./N.V. - ADR	3.8%
Charter Communications, Inc. - Class A	3.7%
Evergy, Inc.	3.5%
Chevron Corp.	3.2%
Bayer A.G. - ADR	3.0%
Capital One Financial Corp.	2.7%
Elevance Health, Inc.	2.6%
Williams Cos. (The), Inc.	2.6%

SECTOR ALLOCATION

GEOGRAPHICAL ALLOCATION
Material Fund Changes
Effective February 1, 2025, to comply with recent Securities and Exchange Commission rule amendments relating to a fund’s name, the TSW Large Cap Value Fund modified its investment policy as follows:
The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of “value companies” with large market capitalizations.
A more detailed explanation of how the Fund defines “value companies” and “large market capitalizations” can be found in the Fund’s prospectus. In order to satisfy notice requirements related to an investment policy change, the Fund continued to comply with both its old and new investment policies concurrently through May 1, 2025, after which time only the new investment policy applied.
This is a summary of certain changes to the Fund since September 30, 2024. For more complete information, you may review the Fund’s prospectus dated February 1, 2025, at connect.rightprospectus.com/JOHCM/ or upon request at 866-260-9549 (toll free) or 312-557-5913.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at connect.rightprospectus.com/JOHCM/. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 866-260-9549 (toll free) or 312-557-5913 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at connect.rightprospectus.com/JOHCM/.
TSW
TSW Core Plus Bond Fund
Institutional Shares/TSWFX
ANNUAL SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the TSW Core Plus Bond Fund (the “Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at connect.rightprospectus.com/JOHCM/. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
TSW Core Plus Bond Fund (Institutional Shares)	$51	0.50%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
For the 12-month period ending September 30, 2025, Institutional Class shares of Fund returned 2.87%, net of fees.  The Fund was essentially flat with its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned 2.88% during the period. The Fund’s performance was aided by an overweight position to corporates, relative to the benchmark as high-yield and investment grade corporate bonds were amongst the best performing fixed income asset classes during the reporting period.
TOP PERFORMANCE CONTRIBUTORS
Bath & Body Works, Inc. 6.88%, 11/01/35 | Debt securities of the personal care product retailer were a notable outperformer during the reporting period.  The company’s credit profile has been aided by excellent liquidity and reasonable financial policies offsetting concerns surrounding tariffs and rising input and labor costs.
PBF Holding Co. LLC/PBF Finance Corp.  9.88%, 03/15/30 | PBF Energy, an independent petroleum refiner and supplier, outperformed for the reporting period. Despite choppy fundamentals, the security benefitted from a shift in financial policy to focus on strengthening the balance sheet and a reduction in share repurchases.
TOP PERFORMANCE DETRACTORS
Saks Global Enterprises LLC 11.00%, 12/15/29 | Saks Global, a luxury retailer, underperformed as the company has struggled with falling sales and depressed earnings.  The position was largely eliminated early in the reporting period after it was determined that asset values would unlikely cover the company’s debt.
Ford Motor Credit Co. LLC 6.13%, 03/0834 | Ford Motor Company, a leading global automotive manufacturer, was a notable laggard during the reporting period.  Security prices weakened materially after the company warned that profits were likely to fall due to lower vehicle prices, costly new model launches  and uncertainty around tariffs.
Fund Performance
The following graph and chart show the change in value of a hypothetical $100,000 investment in Institutional Class shares of the Fund during the stated time period.
GROWTH OF $100,000
Average Annual Total Returns	1 year	Since Inception
TSW Core Plus Bond Fund (Institutional Shares/TSWFX)	2.87%	5.89%
Bloomberg U.S. Aggregate Bond Index	2.88%	6.09%
Performance data quoted represents past performance; past performance does not guarantee future results.
Visit https://www.perpetual.com/us-mutual-funds/ for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$75,717,110
Total number of portfolio holdings	130
Total advisory fees paid	$69,659
Portfolio turnover rate as of the end of the reporting period	25.15%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, excluding short-term investments, represented as a percentage of the total net assets of the Fund.
TOP TEN HOLDINGS
U.S. Treasury Notes, 3.88%, 08/15/34	4.2%
Fannie Mae Pool #MA5313, 5.50%, 03/01/44	3.5%
U.S. Treasury Notes, 4.13%, 11/15/32	3.5%
U.S. Treasury Notes, 4.00%, 03/31/30	3.4%
U.S. Treasury Bonds, 4.13%, 08/15/44	2.9%
Fannie Mae Pool #MA5498, 6.00%, 10/01/54	2.4%
U.S. Treasury Notes, 4.13%, 10/31/31	2.2%
Freddie Mac Pool #SD8233, 5.00%, 07/01/52	2.0%
MPLX L.P., 5.40%, 04/01/35	1.7%
U.S. Treasury Notes, 4.38%, 11/30/30	1.4%
ASSET TYPE ALLOCATION
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at connect.rightprospectus.com/JOHCM/. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 866-260-9549 (toll free) or 312-557-5913 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at connect.rightprospectus.com/JOHCM/.
TSW
Barrow Hanley US Value Opportunities Fund
Institutional Shares/BVOIX
ANNUAL SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Barrow Hanley US Value Opportunities Fund (the “Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at connect.rightprospectus.com/BarrowHanley. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 Investment	Costs paid as a percentage of a $10,000 investment
Barrow Hanley US Value Opportunities Fund (Institutional Shares)	$73	0.70%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
For the 12-month period ending September 30, 2025, the Institutional Class shares of the Barrow Hanley US Value Opportunities Fund (the “Fund”) returned 9.73% outperforming the Russell 1000 Value Index (the “Index”), a market index with characteristics similar to those of the Fund, which returned 9.44%. Effective selection in the Industrials, Consumer Discretionary, Utilities, and Information Technology sectors contributed to performance while stock selection and allocation within the Financials and Real Estate sectors detracted from performance relative to the Index.
Fund Performance
The following graph and chart show the change in value of a hypothetical $100,000 investment in Institutional Class shares of the Fund during the stated time period.
GROWTH OF $100,000
Average Annual Total Returns	1 year	Since Inception
Barrow Hanley US Value Opportunities Fund (Institutional Shares/BVOIX)	9.73%	11.53%
Russell 1000 Value Index	9.44%	8.56%
Russell 1000 Index*	17.75%	14.12%
*	The broad-based index is provided in connection with regulatory requirements and includes market segments in which the Fund does not primarily invest.
Performance data quoted represents past performance; past performance does not guarantee future results.
Visit https://www.perpetual.com/funds/mutual-funds/ for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$107,425,387
Total number of portfolio holdings	73
Total advisory fees paid	$492,037
Portfolio turnover rate as of the end of the reporting period	50.95%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, excluding short-term investments, represented as a percentage of the total net assets of the Fund.

TOP TEN HOLDINGS
Alphabet, Inc. - Class C	2.9%
Berkshire Hathaway, Inc. - Class B	2.5%
Bank of America Corp.	2.4%
Carnival Corp.	2.3%
Exxon Mobil Corp.	2.3%
Everus Construction Group, Inc.	2.2%
Johnson Controls International PLC	2.0%
Wells Fargo & Co.	2.0%
Chevron Corp.	2.0%
Wynn Resorts Ltd.	1.9%

SECTOR ALLOCATION

GEOGRAPHICAL ALLOCATION
Material Fund Changes
Effective February 1, 2025, to comply with recent Securities and Exchange Commission rule amendments relating to a fund's name, the Fund modified its investment policy as follows:
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued by “value companies” located in the United States.
A more detailed explanation of how the Fund defines “value companies” can be found in the Fund's prospectus. In order to satisfy notice requirements related to an investment policy change, the Fund continued to comply with both its old and new investment policies concurrently through May 1, 2025, after which time only the new investment policy applied.
This is a summary of certain changes to the Fund since October 1, 2024. For more complete information, you may review the Fund's prospectus dated February 1, 2025, at connect.rightprospectus.com/BarrowHanley or upon request at 866-260-9549 (toll free) or 312-557-5913.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at connect.rightprospectus.com/BarrowHanley. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 866-260-9549 (toll free) or 312-557-5913 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at connect.rightprospectus.com/BarrowHanley.
BARROW HANLEY
Barrow Hanley Total Return Bond Fund
Institutional Shares/BTRIX
ANNUAL SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Barrow Hanley Total Return Bond Fund (the “Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at connect.rightprospectus.com/BarrowHanley. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 Investment	Costs paid as a percentage of a $10,000 investment
Barrow Hanley Total Return Bond Fund (Institutional Shares)	$36	0.35%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
For the 12-month period ending September 30, 2025, the Institutional Class shares of the Barrow Hanley Total Return Bond Fund returned 3.51%, outperforming the Bloomberg U.S. Aggregate Bond Index (the “Index”), a market index with characteristics similar to those of the Fund, which returned 2.88%. Performance was positively impacted by our security selection in the Energy and Banking sectors, where our holdings outperformed the Index. Additionally, our overweight allocation to Mortgage-Backed Securities—particularly conventional mortgage-backed securities—contributed to the Fund’s gains. Conversely, security selection in the Communication and Consumer Cyclical sectors detracted from performance, as our holdings underperformed their respective peers within the Index.
Fund Performance
The following graph and chart show the change in value of a hypothetical $100,000 investment in Institutional Class shares of the Fund during the stated time period.
GROWTH OF $100,000
Average Annual Total Returns	1 year	Since Inception
Barrow Hanley Total Return Bond Fund (Institutional Shares/BTRIX)	3.51%	2.48%
Bloomberg U.S. Aggregate Bond Index	2.88%	2.13%
Performance data quoted represents past performance; past performance does not guarantee future results.
Visit https://www.perpetual.com/funds/mutual-funds/ for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$160,165,107
Total number of portfolio holdings	227
Total advisory fees paid	$313,179
Portfolio turnover rate as of the end of the reporting period	72.25%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, excluding short-term investments, represented as a percentage of the total net assets of the Fund.
TOP TEN HOLDINGS
U.S. Treasury Notes, 4.25%, 08/15/35	5.7%
U.S. Treasury Notes, 0.25%, 10/31/25	4.6%
U.S. Treasury Notes, 2.25%, 11/15/25	4.5%
U.S. Treasury Bonds, 4.63%, 05/15/54	1.8%
Fannie Mae Pool #FM8787, 2.50%, 10/01/51	1.5%
Freddie Mac Pool #SL1016, 5.50%, 05/01/55	1.5%
U.S. Treasury Notes, 3.63%, 08/31/30	1.4%
Fannie Mae Pool #FS3744, 2.00%, 07/01/51	1.4%
Fannie Mae Pool #FS3071, 3.00%, 07/01/52	1.4%
Fannie Mae Pool #BU1322, 2.50%, 02/01/52	1.4%
ASSET TYPE ALLOCATION
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at connect.rightprospectus.com/BarrowHanley. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 866-260-9549 (toll free) or 312-557-5913 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at connect.rightprospectus.com/BarrowHanley.
BARROW HANLEY
Barrow Hanley International Value Fund
Institutional Shares/BNIVX
ANNUAL SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Barrow Hanley International Value Fund (the “Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at connect.rightprospectus.com/BarrowHanley. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 Investment	Costs paid as a percentage of a $10,000 investment
Barrow Hanley International Value Fund (Institutional Shares)	$100	0.92%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
For the 12-month period ending September 30, 2025, the Institutional Class shares of the Barrow Hanley International Value Fund (the “Fund”) returned 16.89% underperforming the MSCI EAFE Value Index (the “Index”), a market index with characteristics similar to those of the Fund, which returned 22.53%. Effective selection in the Industrials, Energy, and Utilities sectors contributed to performance relative to the Index. Stock selection within the Financials, Consumer Discretionary, and Communication Services sectors detracted from performance relative to the Index. Stock selection within Health Care and Materials was also challenging.
Fund Performance
The following graph and chart show the change in value of a hypothetical $100,000 investment in Institutional Class shares of the Fund during the stated time period.
GROWTH OF $100,000
Average Annual Total Returns	1 year	Since Inception
Barrow Hanley International Value Fund (Institutional Shares/BNIVX)	16.89%	9.73%
MSCI EAFE Value Index	22.53%	12.66%
MSCI EAFE Index*	14.99%	7.53%
*	The broad-based index is provided in connection with regulatory requirements and includes market segments in which the Fund does not primarily invest.
Performance data quoted represents past performance; past performance does not guarantee future results.
Visit https://www.perpetual.com/funds/mutual-funds/ for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$14,790,054
Total number of portfolio holdings	64
Total advisory fees paid	$82,473
Portfolio turnover rate as of the end of the reporting period	41.08%

Graphical Representation of Holdings

The tables below show the investment makeup of the Fund, excluding short-term investments, represented as a percentage of the total net assets of the Fund.

TOP TEN HOLDINGS
Standard Chartered PLC	2.5%
Julius Baer Group Ltd.	2.5%
BNP Paribas S.A.	2.2%
Boliden AB	2.1%
Nordea Bank Abp	2.1%
Bank of Nova Scotia (The)	2.1%
SCOR S.E.	2.0%
ANZ Group Holdings Ltd.	2.0%
Grupo Financiero Banorte S.A.B. de C.V., Series O	2.0%
Snam S.p.A.	2.0%

SECTOR ALLOCATION

GEOGRAPHICAL ALLOCATION
Material Fund Changes
Effective February 1, 2025, in connection with recent Securities and Exchange Commission rule amendments relating to a fund's name, the Fund adopted a new investment policy as follows:
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of “value companies”.
A more detailed explanation of how the Fund defines “value companies” can be found in the Fund's prospectus.
This is a summary of certain changes to the Fund since October 1, 2024. For more complete information, you may review the Fund's prospectus dated February 1, 2025, at connect.rightprospectus.com/BarrowHanley or upon request at 866-260-9549 (toll free) or 312-557-5913.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at connect.rightprospectus.com/BarrowHanley. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 866-260-9549 (toll free) or 312-557-5913 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at connect.rightprospectus.com/BarrowHanley.
BARROW HANLEY
Barrow Hanley Floating Rate Fund
Institutional Shares/BFRNX
ANNUAL SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Barrow Hanley Floating Rate Fund (the “Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at connect.rightprospectus.com/BarrowHanley. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 Investment	Costs paid as a percentage of a $10,000 investment
Barrow Hanley Floating Rate Fund (Institutional Shares)	$61	0.59%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
For the 12-month period ending September 30, 2025, the Institutional Class shares of the Barrow Hanley Floating Rate Fund (the “Fund”) returned 7.55%, outperforming the S&P UBS Leveraged Loan Index (previously The Credit Suisse Leveraged Loan Index) (the “Index”), a market index with characteristics similar to those of the Fund, which returned 7.09%. The Fund’s relative performance was supported by strong security selection in the Aerospace and Chemicals sectors, both of which outperformed their respective subsectors in the Index, while holdings in Information Technology and Transportation also contributed positively. Conversely, exposure to Metals and Minerals detracted from results as those positions lagged their benchmark peers, and an underweight to the Telecommunications sector further weighed on performance, as the subsector delivered returns ahead of the Index.
Fund Performance
The following graph and chart show the change in value of a hypothetical $100,000 investment in Institutional Class shares of the Fund during the stated time period.
GROWTH OF $100,000
Average Annual Total Returns	1 year	Since Inception
Barrow Hanley Floating Rate Fund (Institutional Shares/BFRNX)	7.55%	7.97%
S&P UBS Leveraged Loan Index	7.09%	7.18%
Bloomberg U.S. Aggregate Bond Index*	2.88%	2.13%
*	The broad-based index is provided in connection with regulatory requirements and includes market segments in which the Fund does not primarily invest.
Performance data quoted represents past performance; past performance does not guarantee future results.
Visit https://www.perpetual.com/funds/mutual-funds/ for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$118,361,980
Total number of portfolio holdings	201
Total advisory fees paid	$386,962
Portfolio turnover rate as of the end of the reporting period	78.17%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, excluding short-term investments, represented as a percentage of the total net assets of the Fund.
TOP TEN HOLDINGS
BCPE Empire Holdings, Inc., Amendment No. 8 Incremental Term Loan, 7.41%, 12/11/30	1.7%
Magnite, Inc., Amendment No.2 Initial Term Loan, 7.16%, 02/06/31	1.4%
Russell Investments U.S. Institutional Holdco, Inc., 2027 Term Loan, 9.31%, 05/30/27	1.3%
Global IID Parent LLC, 2025 Refinancing Term B Loan, 8.51%, 12/16/28	1.3%
LifePoint Health, Inc., 2024-1 Refinancing Term Loan, 8.07%, 05/17/31	1.2%
Chemours (The) Co., Tranche B-3 US$ Term Loan, 7.16%, 08/18/28	1.3%
MH Sub I LLC, 2023 May Incremental Term Loan, 8.25%, 05/03/28	1.2%
MED ParentCo L.P., Tenth Amendment Refinancing Term Loan, 7.41%, 04/15/31	1.2%
TMS International Corp., Term B-7 Loan, 7.81%, 03/04/30	1.1%
Greystone Select Financial LLC, Initial Term Loan, 9.59%, 06/16/28	1.1%
ASSET TYPE ALLOCATION
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at connect.rightprospectus.com/BarrowHanley. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 866-260-9549 (toll free) or 312-557-5913 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at connect.rightprospectus.com/BarrowHanley.
BARROW HANLEY
Barrow Hanley Emerging Markets Value Fund
Institutional Shares/BEMVX
ANNUAL SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Barrow Hanley Emerging Markets Value Fund (the “Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at connect.rightprospectus.com/BarrowHanley. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 Investment	Costs paid as a percentage of a $10,000 investment
Barrow Hanley Emerging Markets Value Fund (Institutional Shares)	$108	0.98%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
For the 12-month period ending September 30, 2025, the Institutional Class shares of the Barrow Hanley Emerging Markets Value Fund (the “Fund”) returned 20.55% outperforming the MSCI Emerging Markets Value Index (the “Index”), a market index with characteristics similar to those of the Fund, which returned 13.30%. Effective selection in the Materials, Information Technology, Industrials, Utilities, and Health Care sectors contributed to the Fund’s performance while stock selection and allocation within the Consumer sector detracted from performance relative to the Index. Stock selection within the Communication Services sector was also challenging.
Fund Performance
The following graph and chart show the change in value of a hypothetical $100,000 investment in Institutional Class shares of the Fund during the stated time period.
GROWTH OF $100,000
Average Annual Total Returns	1 year	Since Inception
Barrow Hanley Emerging Markets Value Fund (Institutional Shares/BEMVX)	20.55%	7.99%
MSCI Emerging Markets Value Index	13.30%	6.47%
MSCI Emerging Markets Index*	17.32%	5.38%
*	The broad-based index is provided in connection with regulatory requirements and includes market segments in which the Fund does not primarily invest.
Performance data quoted represents past performance; past performance does not guarantee future results.
Visit https://www.perpetual.com/funds/mutual-funds/ for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$3,485,733
Total number of portfolio holdings	63
Total advisory fees paid	$0 - Due to Fee Waivers
Portfolio turnover rate as of the end of the reporting period	42.77%

Graphical Representation of Holdings

The tables below show the investment makeup of the Fund, excluding short-term investments, represented as a percentage of the total net assets of the Fund.

TOP TEN HOLDINGS
SK Hynix, Inc.	5.1%
Samsung Electro-Mechanics Co. Ltd.	3.9%
MediaTek, Inc.	3.4%
Bizlink Holding, Inc.	3.1%
Gold Fields Ltd.	2.4%
Ping An Insurance Group Co. of China Ltd. - Class H	2.2%
Baidu, Inc. - Class A	2.2%
Globalwafers Co. Ltd.	2.1%
Sibanye Stillwater Ltd.	2.1%
JD.com, Inc. - Class A	2.0%

SECTOR ALLOCATION

GEOGRAPHICAL ALLOCATION
Material Fund Changes
Effective February 1, 2025, to comply with recent Securities and Exchange Commission rule amendments relating to a fund's name, the Fund modified its investment policy as follows:
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of “value companies” located in emerging market countries and instruments with economic characteristics similar to such securities.
A more detailed explanation of how the Fund defines “value companies” and “emerging market countries” can be found in the Fund's prospectus. In order to satisfy notice requirements related to an investment policy change, the Fund continued to comply with both its old and new investment policies concurrently through May 1, 2025, after which time only the new investment policy applied.
This is a summary of certain changes to the Fund since October 1, 2024. For more complete information, you may review the Fund's prospectus dated February 1, 2025, at connect.rightprospectus.com/BarrowHanley or upon request at 866-260-9549 (toll free) or 312-557-5913.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at connect.rightprospectus.com/BarrowHanley. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 866-260-9549 (toll free) or 312-557-5913 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at connect.rightprospectus.com/BarrowHanley.
BARROW HANLEY
Barrow Hanley Credit Opportunities Fund
Institutional Shares/BCONX
ANNUAL SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Barrow Hanley Credit Opportunities Fund (the “Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at connect.rightprospectus.com/BarrowHanley. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 Investment	Costs paid as a percentage of a $10,000 investment
Barrow Hanley Credit Opportunities Fund (Institutional Shares)	$67	0.64%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
For the 12-month period ending September 30, 2025, the Institutional Class shares of the Barrow Hanley Credit Opportunities Fund (the “Fund”) returned 8.23%, outperforming the ICE BofA BB-B US High Yield Index (the “Index”), a market index with characteristics similar to those of the Fund, which returned 6.83%. This outperformance was driven by an overweight allocation to the Finance sector—the best-performing sector in the Index—as well as strong results from our holdings in Finance companies and Real Estate Investment Trusts (REITs), which exceeded those of their peers in the Index. Security selection within Industrials, particularly in Communications and Consumer Cyclicals, also contributed positively to performance. However, our underweight exposure to Transportation and security selection in Capital Goods detracted from results over the one-year period.
Fund Performance
The following graph and chart show the change in value of a hypothetical $100,000 investment in Institutional Class shares of the Fund during the stated time period.
GROWTH OF $100,000
Average Annual Total Returns	1 year	Since Inception
Barrow Hanley Credit Opportunities Fund (Institutional Shares/BCONX)	8.23%	7.13%
ICE BofA BB-B US High Yield Index	6.83%	6.28%
Bloomberg U.S. Aggregate Bond Index*	2.88%	2.13%
*	The broad-based index is provided in connection with regulatory requirements and includes market segments in which the Fund does not primarily invest.
Performance data quoted represents past performance; past performance does not guarantee future results.
Visit https://www.perpetual.com/funds/mutual-funds/ for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$108,579,981
Total number of portfolio holdings	125
Total advisory fees paid	$418,846
Portfolio turnover rate as of the end of the reporting period	34.25%

Graphical Representation of Holdings

The tables below show the investment makeup of the Fund, excluding short-term investments, represented as a percentage of the total net assets of the Fund.

TOP TEN HOLDINGS
Barrow Hanley Floating Rate Fund, 0.96%, 12/30/99	20.3%
Bread Financial Holdings, Inc., 8.38%, 06/15/35	2.0%
Mativ Holdings, Inc., 8.00%, 10/01/29	2.0%
Burford Capital Global Finance LLC, 9.25%, 07/01/31	2.0%
ILFC E-Capital Trust I, 6.27%, 12/21/65	1.9%
PROG Holdings, Inc., 6.00%, 11/15/29	1.8%
Howard Hughes (The) Corp., 4.38%, 02/01/31	1.7%
Global Partners L.P./GLP Finance Corp., 8.25%, 01/15/32	1.7%
MPT Operating Partnership L.P./MPT Finance Corp., 8.50%, 02/15/32	1.5%
Enviri Corp., 5.75%, 07/31/27	1.4%

ASSET TYPE ALLOCATION
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at connect.rightprospectus.com/BarrowHanley. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 866-260-9549 (toll free) or 312-557-5913 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at connect.rightprospectus.com/BarrowHanley.
BARROW HANLEY
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund
Institutional Shares/BEOIX
ANNUAL SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund (the “Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at connect.rightprospectus.com/BarrowHanley. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 Investment	Costs paid as a percentage of a $10,000 investment
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund (Institutional Shares)	$121	1.11%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
For the 12-month period ending September 30, 2025, the Institutional Class shares of the Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund (the “Fund”) returned 18.49% outperforming the MSCI Emerging Markets Value Index, a market index with characteristics similar to those of the Fund, which returned 13.30%. Effective selection in the Information Technology, Industrials, Health Care, Financials, and Materials sectors contributed to performance, as did an absence of holdings in the Energy sector. Stock selection and allocation within the Consumer Discretionary sector detracted from performance as did an overweight to Consumer Staples, but the negative effect was mitigated by stock selection. Stock selection within the Communication Services sector was also challenging.
Fund Performance
The following graph and chart show the change in value of a hypothetical $100,000 investment in Institutional Class shares of the Fund during the stated time period.
GROWTH OF $100,000
Average Annual Total Returns	1 year	Since Inception
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund (Institutional Shares/BEOIX)	18.49%	7.33%
MSCI Emerging Markets Value Index	13.30%	8.31%
MSCI Emerging Markets Index*	17.32%	8.51%
*	The broad-based index is provided in connection with regulatory requirements and includes market segments in which the Fund does not primarily invest.
Performance data quoted represents past performance; past performance does not guarantee future results.
Visit https://www.perpetual.com/funds/mutual-funds/ for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$6,617,292
Total number of portfolio holdings	40
Total advisory fees paid	$11,411
Portfolio turnover rate as of the end of the reporting period	54.05%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, excluding short-term investments, represented as a percentage of the total net assets of the Fund.

TOP TEN HOLDINGS
SK Hynix, Inc.	4.7%
Sibanye Stillwater Ltd.	4.3%
Samsung Electro-Mechanics Co. Ltd.	3.9%
MediaTek, Inc.	3.7%
Bizlink Holding, Inc.	3.4%
Ping An Insurance Group Co. of China Ltd. - Class H	3.4%
JD.com, Inc. - Class A	3.0%
Amorepacific Corp.	3.0%
Saudi National Bank (The)	3.0%
B3 S.A. - Brasil Bolsa Balcao	2.9%

SECTOR ALLOCATION

GEOGRAPHICAL ALLOCATION
Material Fund Changes
Effective February 1, 2025, to comply with recent Securities and Exchange Commission rule amendments relating to a fund's name, the Fund modified its investment policy as follows:
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities that are (1) issued by companies located in emerging market countries and (2) consistent with the environmental, social and governance (“ESG”) criteria of Barrow, Hanley, Mewhinney & Strauss, LLC, the Fund’s sub-adviser.
A more detailed explanation of how the Fund defines “emerging market countries” and “ESG criteria” can be found in the Fund's prospectus. In order to satisfy notice requirements related to an investment policy change, the Fund continued to comply with both its old and new investment policies concurrently through May 1, 2025, after which time only the new investment policy applied.
This is a summary of certain changes to the Fund since October 1, 2024. For more complete information, you may review the Fund's prospectus dated February 1, 2025, at connect.rightprospectus.com/BarrowHanley or upon request at 866-260-9549 (toll free) or 312-557-5913.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at connect.rightprospectus.com/BarrowHanley. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.

Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 866-260-9549 (toll free) or 312-557-5913 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at connect.rightprospectus.com/BarrowHanley.
BARROW HANLEY

(b) Not Applicable.

Item 2. Code of Ethics.

As of September 30, 2025, the registrant had adopted a "code of ethics" (as such term is defined in Item 2 of Form NCSR) that applies to the registrant's principal executive officer and principal financial officer. There were no substantive amendments or waivers to the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined the registrant has at least one "audit committee financial expert" (as such term is defined in Item 3 of Form N-CSR) serving on its Audit Committee. The "audit committee financial expert" is Joseph P. Gennaco, who is "independent" for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

2025: $575,527

2024: $715,020

The fees paid to PricewaterhouseCoopers LLP relate to the audit of the registrant’s annual financial statements and letters for filings of the registrant’s Form N-CEN and N-1A.

(b) Audit Related Fees

2025: $0

2024: $0

(c) Tax Fees

2025: $119,700

2024: $126,680

The fees relate to the preparation of the registrant’s tax returns, review of annual distributions, additional tax provision support fees, and local tax services in certain foreign markets, as applicable.

(d) All Other Fees

2025: $0

2024: $0

(e)(1) Except as permitted by rule 2-01(c)(7)(i)(C) of regulation S-X the registrant’s audit committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to the registrant, the audit committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2) 2025: 0%

2024: 0%

(f) Not applicable.

(g) 2025: $163,700

2024: $224,180

(h) The Audit Committee considered the non-audit services rendered to the registrant's investment adviser and believes the services are compatible with the principal accountant's independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The Schedule of Investments in securities of unaffiliated issuers is included in the Financial Statements filed under Item 7 of this Form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) - (b) The Financial Statements and Financial Highlights are included herewith.

JOHCM EMERGING MARKETS DISCOVERY FUND
JOHCM EMERGING MARKETS OPPORTUNITIES FUND
JOHCM INTERNATIONAL OPPORTUNITIES FUND
JOHCM INTERNATIONAL SELECT FUND
ANNUAL FINANCIAL STATEMENTS
AND ADDITIONAL INFORMATION
September 30, 2025

PERPETUAL AMERICAS FUNDS TRUST

September 30, 2025

PERPETUAL AMERICAS FUNDS TRUST
JOHCM EMERGING MARKETS DISCOVERY FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	94.9%
Belgium	1.5%
Cenergy Holdings S.A.		45,228	$649,086
Melexis N.V.		4,495	358,322
			1,007,408
Brazil	4.4%
Caixa Seguridade Participacoes S.A.		101,000	286,742
Cogna Educacao S.A.		750,600	471,042
Construtora Tenda S.A.		50,500	247,554
Embraer S.A. - ADR		12,189	736,825
Pagseguro Digital Ltd. - Class A		19,000	190,000
Raia Drogasil S.A.		128,700	445,423
Vulcabras S.A.		144,000	532,467
			2,910,053
Canada	3.5%
Capstone Copper Corp.(a)		100,093	850,111
OceanaGold Corp.		14,145	301,967
Pan American Silver Corp.		22,867	885,639
Sigma Lithium Corp.(a)		43,428	278,374
			2,316,091
Chile	0.9%
Enel Chile S.A. - ADR		117,106	455,542
Quinenco S.A.		32,168	142,214
			597,756
China	13.7%
Anhui Yingliu Electromechanical Co. Ltd. - Class A		143,678	656,961
AsiaInfo Technologies Ltd.(b)		391,400	491,540
Bethel Automotive Safety Systems Co. Ltd. - Class A		65,159	494,069
China National Building Material Co. Ltd. - Class H		1,169,489	828,679
Dongfang Electric Corp. Ltd. - Class H		115,674	247,124
GDS Holdings Ltd. - Class A(a)		184,729	901,871
InnoScience Suzhou Technology Holding Co. Ltd. - Class H(a)		50,436	569,774
Kingdee International Software Group Co. Ltd.(a)		281,254	630,706
Medlive Technology Co. Ltd.(b)		232,000	389,079
Meitu, Inc.(a)(b)		456,440	542,906
Minth Group Ltd.		223,168	966,362
Nexteer Automotive Group Ltd.		1,014,290	1,113,008
Q Technology Group Co. Ltd.		187,000	403,207
Tongcheng Travel Holdings Ltd.		229,639	678,370
Uni-President China Holdings Ltd.		171,072	180,789
			9,094,445
Cyprus	0.6%
Theon International PLC		10,273	392,758
Germany	0.5%
PVA TePla A.G.(a)		10,849	348,605
See Notes to Financial Statements.
1

PERPETUAL AMERICAS FUNDS TRUST
JOHCM EMERGING MARKETS DISCOVERY FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Shares	Value
Greece	2.2%
OPAP S.A.		34,405	$802,376
Piraeus Financial Holdings S.A.(a)		80,344	682,460
			1,484,836
Hong Kong	3.2%
Cowell e Holdings, Inc.(a)		212,606	1,063,759
Johnson Electric Holdings Ltd.		204,227	1,068,527
			2,132,286
India	18.0%
Ashoka Buildcon Ltd.(a)		226,042	470,318
Aster DM Healthcare Ltd.(b)		68,203	482,280
Brigade Enterprises Ltd.		59,267	598,555
Cartrade Tech Ltd.(a)		17,276	476,733
Cholamandalam Financial Holdings Ltd.		36,605	777,200
Coromandel International Ltd.		14,987	379,675
Exide Industries Ltd.		111,044	488,504
Genus Power Infrastructures Ltd.		191,788	669,564
Kaynes Technology India Ltd.(a)		12,054	958,710
Lemon Tree Hotels Ltd.(a)(b)		463,748	867,912
Mrs Bectors Food Specialities Ltd.		36,755	520,880
MTAR Technologies Ltd.(a)		23,994	500,660
Narayana Hrudayalaya Ltd.		42,331	827,904
Netweb Technologies India Ltd.		11,779	484,707
PB Fintech Ltd.(a)		34,718	665,894
Phoenix Mills (The) Ltd.		40,090	701,822
PNB Housing Finance Ltd.(b)		30,395	294,977
Shriram Finance Ltd.		72,489	502,628
Sobha Ltd.		27,702	480,890
Thermax Ltd.		10,455	373,212
Varun Beverages Ltd.		89,308	446,137
			11,969,162
Indonesia	2.3%
Aneka Tambang Tbk		3,211,900	607,673
Bank Syariah Indonesia Tbk PT		1,790,000	278,675
Vale Indonesia Tbk PT		2,461,700	650,525
			1,536,873
Macau	1.3%
MGM China Holdings Ltd.		415,600	886,139
Malaysia	2.7%
99 Speed Mart Retail Holdings Bhd.		1,140,330	743,392
ECO-Shop Marketing Bhd.		1,841,600	644,303
Malayan Cement Bhd.		221,300	369,685
			1,757,380
See Notes to Financial Statements.
2

PERPETUAL AMERICAS FUNDS TRUST
JOHCM EMERGING MARKETS DISCOVERY FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Shares	Value
Mexico	1.2%
Alsea S.A.B. de C.V.(a)		143,500	$476,962
Vista Energy S.A.B. de C.V.(a)		8,687	298,833
			775,795
Netherlands	0.8%
SBM Offshore N.V.		20,019	512,308
Peru	0.8%
Intercorp Financial Services, Inc.		12,518	504,976
Philippines	0.7%
Century Pacific Food, Inc.		662,900	428,831
Poland	3.1%
Alior Bank S.A.		20,618	583,536
Diagnostyka S.A.		16,535	867,234
Zabka Group S.A.(a)		97,475	630,163
			2,080,933
Russia	0.0%
Ozon Holdings PLC - ADR(a)(c)		7,516	—
Saudi Arabia	2.5%
AlKhorayef Water & Power Technologies Co.		9,654	361,093
Arabian Internet & Communications Services Co.		4,500	308,976
Co for Cooperative Insurance (The)		9,020	327,262
National Medical Care Co.		14,597	685,078
			1,682,409
Slovenia	0.3%
Nova Ljubljanska Banka dd - REG - GDR		4,883	199,168
South Africa	2.6%
Impala Platinum Holdings Ltd.		67,376	859,232
Northam Platinum Holdings Ltd.		25,268	409,961
Old Mutual Ltd.		611,351	472,388
			1,741,581
South Korea	11.1%
APR Corp.(a)		3,609	644,763
BNK Financial Group, Inc.		71,224	741,185
Classys, Inc.		13,897	501,082
Cosmax, Inc.		4,542	694,940
Coway Co. Ltd.		5,672	398,093
Douzone Bizon Co. Ltd.		6,155	390,732
HD HYUNDAI MIPO		5,356	777,732
Hugel, Inc.(a)		2,114	454,246
JVM Co. Ltd.		15,360	335,366
NH Investment & Securities Co. Ltd.		28,713	397,608
Park Systems Corp.		3,495	644,656
PharmaResearch Co. Ltd.		1,127	484,400
See Notes to Financial Statements.
3

PERPETUAL AMERICAS FUNDS TRUST
JOHCM EMERGING MARKETS DISCOVERY FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Shares	Value
RFHIC Corp.		15,292	$323,965
Sanil Electric Co. Ltd.		7,318	576,107
			7,364,875
Taiwan	13.2%
Advanced Energy Solution Holding Co. Ltd.		8,000	306,788
Arcadyan Technology Corp.		116,348	840,843
Asia Vital Components Co. Ltd.		21,235	690,704
ASPEED Technology, Inc.		3,079	512,107
Bizlink Holding, Inc.		26,670	909,400
Elan Microelectronics Corp.		122,216	523,444
Elite Material Co. Ltd.		18,671	755,638
Evergreen Aviation Technologies Corp.		42,000	223,932
Gold Circuit Electronics Ltd.		57,312	825,796
Johnson Health Tech Co. Ltd.		87,958	504,247
Kaori Heat Treatment Co. Ltd.		29,000	316,401
King Slide Works Co. Ltd.		9,175	996,523
King Yuan Electronics Co. Ltd.		167,000	903,528
Universal Microwave Technology, Inc.		30,000	442,706
			8,752,057
Thailand	1.3%
Ichitan Group PCL - NVDR		1,062,000	432,824
NSL Foods PCL - NVDR		478,400	424,663
			857,487
Turkey	0.7%
Ulker Biskuvi Sanayi A.S.		180,000	453,157
United Arab Emirates	1.8%
Emaar Development PJSC		78,396	287,274
Presight AI Holding PLC(a)		694,577	612,986
RAK Properties PJSC(a)		668,056	269,344
			1,169,604
TOTAL COMMON STOCKS (Cost $52,822,632)			62,956,973
EQUITY-LINKED SECURITIES	1.1%
Singapore	1.1%
Federal Bank Ltd., Issued by CLSA Global Markets Pte. Ltd., Maturity Date 10/25/27(a)		339,923	738,597
TOTAL EQUITY-LINKED SECURITIES (Cost $633,191)			738,597
PREFERRED STOCKS	0.3%
Brazil	0.3%
Marcopolo S.A., 0.84%(d)		132,100	221,149
TOTAL PREFERRED STOCKS (Cost $179,027)			221,149
See Notes to Financial Statements.
4

PERPETUAL AMERICAS FUNDS TRUST
JOHCM EMERGING MARKETS DISCOVERY FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Shares	Value
SHORT-TERM INVESTMENTS	5.3%
Northern Institutional Treasury Portfolio (Premier Class), 3.95%(e)		3,493,258	$3,493,258
TOTAL SHORT-TERM INVESTMENTS (Cost $3,493,258)			3,493,258
TOTAL INVESTMENTS (Cost $57,128,108)	101.6%		67,409,977
NET OTHER ASSETS (LIABILITIES)	(1.6%)		(1,057,648)
NET ASSETS	100.0%		$66,352,329

(a)Non-income producing security.
(b)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2025, these securities had a total value of $3,068,694 or 5% of net assets.

(c)Security valued pursuant to Level 3 unobservable inputs and is restricted for trading.
(d)Current yield is disclosed. Dividends are calculated based on a percentage of issuer's net income.
(e)7-day current yield as of September 30, 2025 is disclosed.

Abbreviations:
ADR – American Depositary Receipt
GDR – Global Depositary Receipt
NVDR – Non-Voting Depositary Receipt
REG – Registered
At September 30, 2025 the industry sectors (excluding short-term investments) for the JOHCM Emerging Markets Discovery Fund were:
Sector Allocation (Unaudited)	% of Net Assets
Information Technology	23.5%
Consumer Discretionary	15.6
Industrials	12.0
Financials	11.5
Consumer Staples	10.2
Materials	9.7
Health Care	6.9
Real Estate	3.6
Utilities	1.2
Energy	1.3
Communication Services	0.8
Total	96.3%
See Notes to Financial Statements.
5

PERPETUAL AMERICAS FUNDS TRUST
JOHCM EMERGING MARKETS OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	95.3%
Brazil	6.3%
Arcos Dorados Holdings, Inc. - Class A		631,373	$4,261,768
B3 S.A. - Brasil Bolsa Balcao(a)		9,454,057	23,802,783
Banco BTG Pactual S.A.(a)		3,728,253	33,806,283
Petroleo Brasileiro S.A. - ADR		1,448,535	18,338,453
Vamos Locacao de Caminhoes Maquinas e Equipamentos S.A.(a)		6,217,418	4,030,268
			84,239,555
Canada	3.4%
Barrick Mining Corp.		1,394,695	45,704,155
China	26.5%
China Oilfield Services Ltd. - Class H		9,330,288	7,991,340
China Resources Land Ltd.		5,417,000	21,112,725
ENN Energy Holdings Ltd.		2,838,176	23,403,086
H World Group Ltd.		1,566,000	6,179,787
Imeik Technology Development Co. Ltd. - Class A		336,820	8,573,625
Kunlun Energy Co. Ltd.		4,554,000	4,067,523
Meituan - Class B(a)(b)		2,522,976	33,703,852
NetEase, Inc.		657,700	19,975,903
Proya Cosmetics Co. Ltd. - Class A		1,287,383	14,622,971
Tencent Holdings Ltd.		1,411,684	120,289,032
Tongcheng Travel Holdings Ltd.		3,020,824	8,923,733
Trip.com Group Ltd.		683,880	51,863,790
Tsingtao Brewery Co. Ltd. - Class H		2,351,730	16,002,486
Xiaomi Corp. - Class B(a)(b)		2,417,000	16,798,023
			353,507,876
Hong Kong	4.4%
Hong Kong Exchanges & Clearing Ltd.		1,042,777	59,199,030
India	8.4%
HCL Technologies Ltd.		351,578	5,488,640
HDFC Bank Ltd. - ADR		920,012	31,427,610
ICICI Bank Ltd. - ADR		401,706	12,143,572
Infosys Ltd. - ADR		231,719	3,770,068
Larsen & Toubro Ltd.		496,839	20,481,458
Reliance Industries Ltd.		555,887	8,538,318
Tata Consultancy Services Ltd.		500,412	16,288,074
UltraTech Cement Ltd.		98,868	13,613,500
			111,751,240
Indonesia	3.6%
Bank Mandiri Persero Tbk PT		74,742,003	19,753,480
Bank Rakyat Indonesia Persero Tbk PT		79,918,554	18,731,509
Mitra Adiperkasa Tbk PT		132,295,209	8,934,770
			47,419,759
Mexico	5.5%
Bolsa Mexicana de Valores S.A.B. de C.V.		2,760,479	5,768,615
See Notes to Financial Statements.
6

PERPETUAL AMERICAS FUNDS TRUST
JOHCM EMERGING MARKETS OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Shares	Value
Cemex S.A.B. de C.V. - ADR		3,879,646	$34,878,017
Grupo Financiero Banorte S.A.B. de C.V., Series O		1,736,456	17,492,091
Wal-Mart de Mexico S.A.B. de C.V.		5,104,646	15,768,140
			73,906,863
Russia	0.0%
Gazprom PJSC - ADR(a)(c)		306,786	—
Globaltrans Investment PLC - REG - GDR(a)(c)		757,185	—
			—
Singapore	2.6%
Sea Ltd. - ADR(a)		192,608	34,424,828
South Africa	2.0%
FirstRand Ltd.		6,052,420	27,212,815
South Korea	8.0%
Samsung Card Co. Ltd.		11,303	421,960
Samsung Electronics Co. Ltd.		136,652	8,192,332
Samsung Electronics Co. Ltd. - REG - GDR		6,140	9,218,791
Samsung Life Insurance Co. Ltd.		269,309	30,094,733
SK Hynix, Inc.		121,390	30,092,337
SK Square Co. Ltd.(a)		201,792	29,066,069
			107,086,222
Taiwan	12.2%
President Chain Store Corp.		389,927	3,175,530
Taiwan Semiconductor Manufacturing Co. Ltd.		3,007,816	130,652,992
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR		7,114	1,986,869
Yuanta Financial Holding Co. Ltd.		23,253,101	26,638,190
			162,453,581
United Arab Emirates	6.7%
Abu Dhabi Commercial Bank PJSC		3,418,820	13,585,785
Aldar Properties PJSC		13,374,751	34,547,925
Emaar Properties PJSC		11,783,293	41,892,709
			90,026,419
United Kingdom	3.3%
Anglogold Ashanti PLC		630,302	44,010,198
United States	2.4%
MercadoLibre, Inc.(a)		13,767	32,172,653
TOTAL COMMON STOCKS (Cost $965,033,621)			1,273,115,194
PREFERRED STOCKS	3.1%
Brazil	3.1%
Itau Unibanco Holding S.A. - ADR, 3.39%(d)		5,640,575	41,401,821
TOTAL PREFERRED STOCKS (Cost $26,795,985)			41,401,821
See Notes to Financial Statements.
7

PERPETUAL AMERICAS FUNDS TRUST
JOHCM EMERGING MARKETS OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Shares	Value
SHORT-TERM INVESTMENTS	2.3%
Northern Institutional Treasury Portfolio (Premier Class), 3.95%(e)		31,248,551	$31,248,551
TOTAL SHORT-TERM INVESTMENTS (Cost $31,248,551)			31,248,551
TOTAL INVESTMENTS (Cost $1,023,078,157)	100.7%		1,345,765,566
NET OTHER ASSETS (LIABILITIES)	(0.7%)		(9,445,484)
NET ASSETS	100.0%		$1,336,320,082

(a)Non-income producing security.
(b)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2025, these securities had a total value of $50,501,875 or 4% of net assets.

(c)Security valued pursuant to Level 3 unobservable inputs and is restricted for trading.
(d)Current yield is disclosed. Dividends are calculated based on a percentage of issuer's net income.
(e)7-day current yield as of September 30, 2025 is disclosed.

Abbreviations:
ADR – American Depositary Receipt
GDR – Global Depositary Receipt
REG – Registered
At September 30, 2025 the industry sectors (excluding short-term investments) for the JOHCM Emerging Markets Opportunities Fund were:
Sector Allocation (Unaudited)	% of Net Assets
Financials	27.0%
Information Technology	16.7
Consumer Discretionary	13.6
Communication Services	10.5
Materials	10.3
Real Estate	7.3
Industrials	4.0
Consumer Staples	3.7
Energy	2.7
Utilities	2.0
Health Care	0.6
Total	98.4%
See Notes to Financial Statements.
8

PERPETUAL AMERICAS FUNDS TRUST
JOHCM INTERNATIONAL OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	85.1%
Australia	2.2%
QBE Insurance Group Ltd.		628,637	$8,554,657
Canada	4.5%
Alimentation Couche-Tard, Inc.		121,941	6,505,798
Cameco Corp.		53,497	4,489,797
Teck Resources Ltd. - Class B		147,122	6,453,832
			17,449,427
France	10.8%
Dassault Systemes S.E.		159,996	5,382,429
Pernod Ricard S.A.		57,689	5,679,518
Publicis Groupe S.A.		136,041	13,091,675
Schneider Electric S.E.		19,227	5,411,865
Thales S.A.		39,803	12,582,298
			42,147,785
Germany	18.0%
Brenntag S.E.		85,607	5,129,796
Deutsche Boerse A.G.		35,854	9,601,384
E.ON S.E.		694,107	13,073,830
Heidelberg Materials A.G.		53,971	12,199,915
Infineon Technologies A.G.		237,650	9,323,051
Merck KGaA		63,467	8,234,508
Siemens A.G. - REG		45,897	12,391,183
			69,953,667
Ireland	2.5%
CRH PLC		79,015	9,533,045
Italy	2.9%
Leonardo S.p.A.		177,385	11,350,279
Japan	16.9%
Daifuku Co. Ltd.		307,700	9,847,622
Ebara Corp.		551,803	12,578,102
Japan Exchange Group, Inc.		237,081	2,647,479
Nippon Sanso Holdings Corp.		213,177	7,549,819
Pan Pacific International Holdings Corp.		955,520	6,291,089
Resona Holdings, Inc.		793,182	8,088,313
SoftBank Corp.		7,918,201	11,646,086
Yokohama Financial Group, Inc.		948,300	7,260,240
			65,908,750
Singapore	2.0%
DBS Group Holdings Ltd.		199,659	7,918,038
Spain	4.8%
Aena SME S.A.(a)		203,640	5,567,378
Bankinter S.A.		447,681	7,077,085
Industria de Diseno Textil S.A.		111,121	6,149,863
			18,794,326
See Notes to Financial Statements.
9

PERPETUAL AMERICAS FUNDS TRUST
JOHCM INTERNATIONAL OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Shares	Value
Sweden	3.4%
Sandvik AB		253,937	$7,093,831
Svenska Handelsbanken AB - Class A		461,689	6,023,950
			13,117,781
Switzerland	5.7%
Cie Financiere Richemont S.A. - Class A - REG		33,216	6,376,356
Holcim A.G.(b)		79,583	6,790,385
Roche Holding A.G. (Genusschein)		27,638	9,203,000
			22,369,741
United Kingdom	11.4%
B&M European Value Retail S.A.		2,574,038	9,080,383
Compass Group PLC		255,940	8,723,910
National Grid PLC		835,104	11,999,334
Shell PLC		268,917	9,584,481
Smith & Nephew PLC		265,877	4,822,304
			44,210,412
TOTAL COMMON STOCKS (Cost $311,483,145)			331,307,908
SHORT-TERM INVESTMENTS	2.3%
Northern Institutional Treasury Portfolio (Premier Class), 3.95%(c)		9,196,440	9,196,440
TOTAL SHORT-TERM INVESTMENTS (Cost $9,196,440)			9,196,440
TOTAL INVESTMENTS (Cost $320,679,585)	87.4%		340,504,348
NET OTHER ASSETS (LIABILITIES)	12.6%		48,875,326
NET ASSETS	100.0%		$389,379,674

(a)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2025, these securities had a total value of $5,567,378 or 1% of net assets.

(b)Non-income producing security.
(c)7-day current yield as of September 30, 2025 is disclosed.

Abbreviations:
REG – Registered
At September 30, 2025 the industry sectors (excluding short-term investments) for the JOHCM International Opportunities Fund were:
Sector Allocation (Unaudited)	% of Net Assets
Industrials	20.9%
Financials	14.8
Materials	10.9
Consumer Discretionary	9.4
Utilities	6.5
Communication Services	6.4
Health Care	5.7
Information Technology	3.8
Energy	3.6
Consumer Staples	3.1
Total	85.1%
See Notes to Financial Statements.
10

PERPETUAL AMERICAS FUNDS TRUST
JOHCM INTERNATIONAL SELECT FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	98.1%
Australia	2.1%
Northern Star Resources Ltd.		4,128,309	$64,464,872
Belgium	4.4%
KBC Group N.V.		503,621	60,353,414
UCB S.A.		257,132	71,774,537
			132,127,951
Canada	4.3%
Ivanhoe Mines Ltd. - Class A(a)		5,764,784	61,139,765
Wheaton Precious Metals Corp.		615,248	68,850,128
			129,989,893
France	2.2%
Danone S.A.		764,712	66,631,861
Germany	13.8%
Deutsche Boerse A.G.		200,500	53,692,128
Deutsche Telekom A.G. - REG		1,641,365	55,920,440
E.ON S.E.		3,505,354	66,024,980
MTU Aero Engines A.G.		116,300	53,653,555
SAP S.E.		230,928	61,834,957
Siemens A.G. - REG		216,996	58,584,159
Siemens Energy A.G.(a)		561,500	66,020,685
			415,730,904
Guatemala	2.0%
Millicom International Cellular S.A.		1,223,782	59,402,378
Hong Kong	2.1%
Hong Kong Exchanges & Clearing Ltd.		1,091,927	61,989,303
Japan	20.8%
Advantest Corp.		643,851	63,704,397
CyberAgent, Inc.		4,965,000	59,598,259
IHI Corp.		3,840,319	71,523,157
Japan Exchange Group, Inc.		5,707,297	63,733,278
Japan Steel Works (The) Ltd.		1,051,237	63,771,837
LY Corp.		17,317,969	55,590,840
NEC Corp.		2,018,777	64,619,209
Rakuten Bank Ltd.(a)		1,070,612	59,760,942
Resona Holdings, Inc.		5,848,583	59,639,740
Sony Financial Group, Inc.(a)		2,140,589	2,373,849
Sony Group Corp.		2,140,589	61,534,874
			625,850,382
Netherlands	7.9%
Adyen N.V.(a)(b)		36,929	59,421,676
Argenx S.E.(a)		87,513	64,658,953
Euronext N.V.(b)		339,901	50,887,069
Prosus N.V.(a)		867,827	61,368,438
			236,336,136
See Notes to Financial Statements.
11

PERPETUAL AMERICAS FUNDS TRUST
JOHCM INTERNATIONAL SELECT FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Shares	Value
Portugal	2.1%
Banco Comercial Portugues S.A. - REG		71,937,565	$63,862,230
Singapore	6.2%
DBS Group Holdings Ltd.		1,638,014	64,960,043
Sea Ltd. - ADR(a)		334,904	59,857,392
Singapore Exchange Ltd.		4,865,811	62,464,310
			187,281,745
Sweden	2.2%
Sandvik AB		2,350,792	65,670,304
Switzerland	8.1%
Galderma Group A.G.		364,406	64,427,091
Roche Holding A.G. (Genusschein)		183,795	61,200,715
Sandoz Group A.G.		952,578	56,814,319
UBS Group A.G. - REG		1,475,338	60,656,388
			243,098,513
United Kingdom	15.9%
Barclays PLC		10,338,580	53,195,362
Centrica PLC		29,199,280	65,569,627
London Stock Exchange Group PLC		449,636	51,565,659
National Grid PLC		4,217,657	60,602,124
Rolls-Royce Holdings PLC		3,965,411	63,741,054
Standard Chartered PLC		3,387,255	65,738,376
Unilever PLC		961,015	56,804,299
Wise PLC - Class A(a)		4,518,660	62,991,537
			480,208,038
United States	4.0%
MercadoLibre, Inc.(a)		24,790	57,932,743
Spotify Technology S.A.(a)		91,213	63,666,674
			121,599,417
TOTAL COMMON STOCKS (Cost $2,276,778,682)			2,954,243,927
SHORT-TERM INVESTMENTS	1.3%
Northern Institutional Treasury Portfolio (Premier Class), 3.95%(c)		39,707,300	39,707,300
TOTAL SHORT-TERM INVESTMENTS (Cost $39,707,300)			39,707,300
TOTAL INVESTMENTS (Cost $2,316,485,982)	99.4%		2,993,951,227
NET OTHER ASSETS (LIABILITIES)	0.6%		18,923,100
NET ASSETS	100.0%		$3,012,874,327

(a)Non-income producing security.
(b)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2025, these securities had a total value of $110,308,745 or 4% of net assets.

(c)7-day current yield as of September 30, 2025 is disclosed.

Abbreviations:
ADR – American Depositary Receipt
REG – Registered
See Notes to Financial Statements.
12

PERPETUAL AMERICAS FUNDS TRUST
JOHCM INTERNATIONAL SELECT FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

At September 30, 2025 the industry sectors (excluding short-term investments) for the JOHCM International Select Fund were:
Sector Allocation (Unaudited)	% of Net Assets
Financials	31.8%
Industrials	14.7
Health Care	10.7
Communication Services	9.9
Consumer Discretionary	7.9
Materials	6.4
Utilities	6.4
Information Technology	6.2
Consumer Staples	4.1
Total	98.1%
See Notes to Financial Statements.
13

PERPETUAL AMERICAS FUNDS TRUST
STATEMENTS OF ASSETS & LIABILITIES
September 30, 2025

	JOHCM Emerging Markets Discovery Fund	JOHCM Emerging Markets Opportunities Fund
Assets:
Investments, at cost	$57,128,108	$1,023,078,157
Investments, at value	67,409,977	1,345,765,566
Foreign currencies (Cost: $204,517 and $92,013, respectively)	204,328	91,238
Receivable for dividends	43,946	1,288,142
Reclaims receivable	15,178	165,431
Receivable for investments sold	225,006	—
Receivables for capital shares sold	29,200	759,552
Receivable from investment adviser	9,876	—
Prepaid expenses	16,946	68,883
Total Assets	67,954,457	1,348,138,812
Liabilities:
Securities purchased payable	1,188,839	—
Capital shares redeemed payable	13,231	9,686,737
Investment advisory fees payable	56,427	1,031,510
Accounting and Administration fees payable	53,018	347,600
Distribution (Rule 12b-1) fees payable - Advisor Shares	400	4,767
Distribution (Rule 12b-1) fees payable - Investor Shares	—	6,664
Audit fees payable	22,572	94,856
Compliance fees payable	1,017	20,718
Trustee fees payable	19	390
Deferred foreign capital gains tax payable	161,681	536,071
Foreign Tax Agent fees payable	91,240	10,961
Accrued expenses and other payables	13,684	78,456
Total Liabilities	1,602,128	11,818,730
Net Assets	$66,352,329	$1,336,320,082
Net Assets:
Paid in capital	$50,581,510	$1,004,848,066
Distributable earnings (loss)	15,770,819	331,472,016
Net Assets	$66,352,329	$1,336,320,082
Net Assets:
Advisor	$4,942,978	$58,296,559
Investor	—	31,455,711
Institutional Class	61,409,351	1,246,567,812
Share of Common Stock Outstanding:
Advisor	310,392	3,968,097
Investor	—	2,144,639
Institutional Class	3,858,470	84,632,726
Net Asset Value per Share:
Advisor	$15.92	$14.69
Investor	—	14.67
Institutional Class	15.92	14.73
See Notes to Financial Statements.
14

PERPETUAL AMERICAS FUNDS TRUST
STATEMENTS OF ASSETS & LIABILITIES
September 30, 2025

	JOHCM International Opportunities Fund	JOHCM International Select Fund
Assets:
Investments, at cost	$320,679,585	$2,316,485,982
Investments, at value	340,504,348	2,993,951,227
Foreign currencies (Cost: $187,116 and $720, respectively)	188,599	723
Receivable for dividends	458,512	3,584,179
Reclaims receivable	324,677	21,649,538
Receivables for capital shares sold	48,155,100	511,078
Receivable from investment adviser	133,988	—
Prepaid expenses	71,274	127,931
Total Assets	389,836,498	3,019,824,676
Liabilities:
Securities purchased payable	10	—
Capital shares redeemed payable	126,281	3,437,397
Investment advisory fees payable	205,996	2,383,549
Accounting and Administration fees payable	61,377	590,708
Shareholder Services fees payable - Institutional Shares	—	83,402
Distribution (Rule 12b-1) fees payable - Investor Shares	—	50,751
Audit fees payable	38,103	191,051
Compliance fees payable	5,253	46,924
Trustee fees payable	99	883
Foreign Tax Agent fees payable	78	19,948
Accrued expenses and other payables	19,627	145,736
Total Liabilities	456,824	6,950,349
Net Assets	$389,379,674	$3,012,874,327
Net Assets:
Paid in capital	$364,987,452	$2,332,412,618
Distributable earnings (loss)	24,392,222	680,461,709
Net Assets	$389,379,674	$3,012,874,327
Net Assets:
Investor	$—	$252,507,724
Institutional Class	389,379,674	2,760,366,603
Share of Common Stock Outstanding:
Investor	—	8,971,812
Institutional Class	26,571,776	98,244,523
Net Asset Value per Share:
Investor	$—	$28.14
Institutional Class	14.65	28.10
See Notes to Financial Statements.
15

PERPETUAL AMERICAS FUNDS TRUST
STATEMENTS OF OPERATIONS
For the year ended September 30, 2025

	JOHCM Emerging Markets Discovery Fund	JOHCM Emerging Markets Opportunities Fund
Investment Income:
Dividend income (Net of foreign withholding tax of $144,954 and $3,269,498, respectively)	$1,281,665	$30,717,484
Operating expenses:
Investment advisory	608,939	10,463,952
Distribution (Rule 12b-1) fees - Advisor Shares	4,785	49,348
Distribution (Rule 12b-1) fees - Investor Shares	—	71,700
Accounting and Administration fees	137,745	728,080
Investment advisory waiver recoupments	—	68,097
Treasurer service fees	1,757	35,264
Audit fees	29,961	93,587
Shareholder services - Institutional Shares	—	40,315
Compliance fees	3,582	71,373
Trustees	6,760	133,345
Legal	31,897	226,306
Registration	38,392	75,918
Foreign tax agent fees	45,545	—
Interest expense	683	2,431
Other	26,353	178,871
Total expenses before reductions	936,399	12,238,587
Expenses reduced by investment advisor	(211,803)	(27,714)
Net expenses	724,596	12,210,873
Net investment income	557,069	18,506,611
Realized and Unrealized Gains (Losses) from Investment Activities:
Net realized gains from investment transactions	8,267,827	22,311,151
Net realized losses from foreign currency transactions	(40,745)	(24,478)
Change in unrealized appreciation (depreciation) on investments	(1,457,050)	177,994,698
Change in unrealized appreciation (depreciation) on foreign currency	2,168	(22,584)
Net realized and unrealized gains from investment activities	6,772,200	200,258,787
Change in Net Assets Resulting from Operations	$7,329,269	$218,765,398
See Notes to Financial Statements.
16

PERPETUAL AMERICAS FUNDS TRUST
STATEMENTS OF OPERATIONS
For the year ended September 30, 2025

	JOHCM International Opportunities Fund	JOHCM International Select Fund
Investment Income:
Dividend income (Net of foreign withholding tax of $416,632 and $4,695,416, respectively)	$3,801,263	$52,915,965
Operating expenses:
Investment advisory	997,405	31,759,104
Distribution (Rule 12b-1) fees - Investor Shares	—	858,385
Accounting and Administration fees	86,992	790,203
Investment advisory waiver recoupments	—	561,309
Treasurer service fees	2,584	121,349
Audit fees	39,133	185,087
Shareholder services - Institutional Shares	—	83,402
Compliance fees	8,758	223,563
Trustees	14,582	430,575
Legal	34,941	754,618
Registration	33,546	79,332
Foreign tax agent fees	—	8,465
Interest expense	94	85,295
Other	18,509	522,103
Total expenses before reductions	1,236,544	36,462,790
Expenses reduced by investment advisor	(571,512)	(67,106)
Net expenses	665,032	36,395,684
Net investment income	3,136,231	16,520,281
Realized and Unrealized Gains (Losses) from Investment Activities:
Net realized gains from investment transactions	1,785,080	696,012,690
Net realized losses from foreign currency transactions	(187,250)	(583,949)
Change in unrealized appreciation (depreciation) on investments	17,136,096	(392,917,435)
Change in unrealized appreciation (depreciation) on foreign currency	9,024	1,074,287
Net realized and unrealized gains from investment activities	18,742,950	303,585,593
Change in Net Assets Resulting from Operations	$21,879,181	$320,105,874
See Notes to Financial Statements.
17

PERPETUAL AMERICAS FUNDS TRUST
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended September 30, 2025 and 2024

	JOHCM Emerging Markets Discovery Fund		JOHCM Emerging Markets Opportunities Fund
	2025	2024	2025	2024
Increase (decrease) in net assets:
Operations:
Net investment income	$557,069	$526,565	$18,506,611	$16,653,319
Net realized gains (losses) from investments and foreign currency transactions	8,227,082	4,051,256	22,286,673	50,868,294
Change in unrealized appreciation (depreciation) on investments and foreign currency	(1,454,882)	7,232,687	177,972,114	128,593,266
Change in net assets resulting from operations	7,329,269	11,810,508	218,765,398	196,114,879
Dividends paid to shareholders:
From distributable earnings:
Advisor Shares	(417,671)	(35,717)	(494,463)	(636,301)
Investor Shares	—	—	(241,935)	(392,931)
Institutional Shares	(4,470,860)	(469,366)	(12,157,253)	(14,947,329)
Total dividends paid to shareholders	(4,888,531)	(505,083)	(12,893,651)	(15,976,561)
Net Capital Transactions:
Advisor Shares	(2,931,034)	2,213,017	3,658,289	(175,800)
Investor Shares	—	—	(1,812,124)	(759,822)
Institutional Shares	(1,607,216)	4,593,150	(47,447,602)	76,614,971
Change in net assets from capital transactions	(4,538,250)	6,806,167	(45,601,437)	75,679,349
Change in net assets	(2,097,512)	18,111,592	160,270,310	255,817,667
Net assets:
Beginning of year	68,449,841	50,338,249	1,176,049,772	920,232,105
End of year	$66,352,329	$68,449,841	$1,336,320,082	$1,176,049,772
See Notes to Financial Statements.
18

PERPETUAL AMERICAS FUNDS TRUST
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended September 30, 2025 and 2024

	JOHCM International Opportunities Fund		JOHCM International Select Fund
	2025	2024	2025	2024
Increase (decrease) in net assets:
Operations:
Net investment income	$3,136,231	$660,075	$16,520,281	$41,490,321
Net realized gains (losses) from investments and foreign currency transactions	1,597,830	1,048,649	695,428,741	170,800,751
Change in unrealized appreciation (depreciation) on investments and foreign currency	17,145,120	2,542,883	(391,843,148)	765,408,081
Change in net assets resulting from operations	21,879,181	4,251,607	320,105,874	977,699,153
Dividends paid to shareholders:
From distributable earnings:
Investor Shares	—	—	(5,371,163)	(6,337,085)
Institutional Shares	(1,849,483)	(50,314)	(64,778,338)	(98,087,745)
Total dividends paid to shareholders	(1,849,483)	(50,314)	(70,149,501)	(104,424,830)
Net Capital Transactions:
Investor Shares	—	—	(185,661,520)	(7,116,799)
Institutional Shares	334,597,388	28,578,703	(2,081,554,894)	(1,103,226,441)
Change in net assets from capital transactions	334,597,388	28,578,703	(2,267,216,414)	(1,110,343,240)
Change in net assets	354,627,086	32,779,996	(2,017,260,041)	(237,068,917)
Net assets:
Beginning of year	34,752,588	1,972,592	5,030,134,368	5,267,203,285
End of year	$389,379,674	$34,752,588	$3,012,874,327	$5,030,134,368
See Notes to Financial Statements.
19

PERPETUAL AMERICAS FUNDS TRUST
FINANCIAL HIGHLIGHTS
For the years indicated

	Advisor Shares
JOHCM Emerging Markets Discovery Fund	Year Ended September 30, 2025	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021
Net asset value, beginning of year	$15.29	$12.59	$10.38	$18.35	$13.40
Income (loss) from investment operations:
Net investment income(a)	0.11	0.12	0.03	0.07	0.01
Net realized and unrealized gains (losses) from investments and foreign currency	1.73	2.68	2.29	(3.22)	5.00
Total from investment operations	1.84	2.80	2.32	(3.15)	5.01
Less distributions paid:
From net investment income	(0.19)	(0.10)	(0.11)	(0.05)	(0.06)
From net realized gains	(1.02)	—	—	(4.77)	—
Total distributions paid	(1.21)	(0.10)	(0.11)	(4.82)	(0.06)
Change in net asset value	0.63	2.70	2.21	(7.97)	4.95
Net asset value, end of year	$15.92	$15.29	$12.59	$10.38	$18.35
Total return	13.35%	22.35%	22.49%(b)	(23.44%)	37.50%
Ratios/Supplemental data:
Net assets, end of year (000's)	$4,943	$7,826	$4,453	$8,946	$15,209
Ratio of net expenses to average net assets	1.34%	1.45%	1.59%	1.59%	1.63%
Ratio of net investment income to average net assets	0.76%	0.81%	0.27%	0.53%	0.06%
Ratio of gross expenses to average net assets	1.70%	1.75%	1.95%	1.86%	1.94%
Portfolio turnover rate(c)	138.32%	119.54%	155.29%	123.95%	163.54%

(a)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.
(b)	The Adviser reimbursed the Fund $12,829 during the period in connection with an error. Such reimbursement was 0.04% to the Fund’s total return on the payment date.
(c)	Portfolio turnover is calculated at the fund level without regard to each class of shares.
See Notes to Financial Statements.
20

PERPETUAL AMERICAS FUNDS TRUST
FINANCIAL HIGHLIGHTS
For the years indicated

	Institutional Shares
JOHCM Emerging Markets Discovery Fund	Year Ended September 30, 2025	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021
Net asset value, beginning of year	$15.28	$12.60	$10.39	$18.38	$13.42
Income (loss) from investment operations:
Net investment income(a)	0.14	0.12	0.05	0.09	0.03
Net realized and unrealized gains (losses) from investments and foreign currency	1.73	2.69	2.28	(3.24)	5.00
Total from investment operations	1.87	2.81	2.33	(3.15)	5.03
Less distributions paid:
From net investment income	(0.21)	(0.13)	(0.12)	(0.07)	(0.07)
From net realized gains	(1.02)	—	—	(4.77)	—
Total distributions paid	(1.23)	(0.13)	(0.12)	(4.84)	(0.07)
Change in net asset value	0.64	2.68	2.21	(7.99)	4.96
Net asset value, end of year	$15.92	$15.28	$12.60	$10.39	$18.38
Total return	13.55%	22.44%	22.58%(b)	(23.44%)	37.60%
Ratios/Supplemental data:
Net assets, end of year (000's)	$61,409	$60,624	$45,886	$24,382	$32,279
Ratio of net expenses to average net assets	1.24%	1.36%	1.49%	1.49%	1.53%
Ratio of net investment income to average net assets	0.98%	0.86%	0.38%	0.71%	0.18%
Ratio of gross expenses to average net assets	1.61%	1.65%	1.87%	1.76%	1.84%
Portfolio turnover rate(c)	138.32%	119.54%	155.29%	123.95%	163.54%

(a)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.
(b)	The Adviser reimbursed the Fund $12,829 during the period in connection with an error. Such reimbursement was 0.04% to the Fund’s total return on the payment date.
(c)	Portfolio turnover is calculated at the fund level without regard to each class of shares.
See Notes to Financial Statements.
21

PERPETUAL AMERICAS FUNDS TRUST
FINANCIAL HIGHLIGHTS
For the years indicated

	Advisor Shares
JOHCM Emerging Markets Opportunities Fund	Year Ended September 30, 2025	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021
Net asset value, beginning of year	$12.41	$10.35	$9.61	$12.69	$10.81
Income (loss) from investment operations:
Net investment income(a)	0.19	0.19	0.18	0.29	0.20
Net realized and unrealized gains (losses) from investments and foreign currency	2.22	2.05	0.77	(2.87)	1.81
Total from investment operations	2.41	2.24	0.95	(2.58)	2.01
Less distributions paid:
From net investment income	(0.13)	(0.18)	(0.21)	(0.50)	(0.13)
Total distributions paid	(0.13)	(0.18)	(0.21)	(0.50)	(0.13)
Change in net asset value	2.28	2.06	0.74	(3.08)	1.88
Net asset value, end of year	$14.69	$12.41	$10.35	$9.61	$12.69
Total return	19.65%	21.95%	9.83%	(21.18%)	18.64%
Ratios/Supplemental data:
Net assets, end of year (000's)	$58,296	$45,146	$37,590	$65,363	$81,462
Ratio of net expenses to average net assets	1.13%	1.14%	1.11%	1.10%	1.12%
Ratio of net investment income to average net assets	1.54%	1.75%	1.68%	2.55%	1.51%
Ratio of gross expenses to average net assets	1.13%	1.14%	1.11%	1.11%	1.13%
Ratio of expense recoupment to average net assets	— (b)	—	—	—	—
Portfolio turnover rate(c)	14.12%	37.00%	29.34%	41.23%	38.60%

(a)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.
(b)	Amount rounds to less than 0.005%.
(c)	Portfolio turnover is calculated at the fund level without regard to each class of shares.
See Notes to Financial Statements.
22

PERPETUAL AMERICAS FUNDS TRUST
FINANCIAL HIGHLIGHTS
For the years indicated

	Investor Shares
JOHCM Emerging Markets Opportunities Fund	Year Ended September 30, 2025	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021
Net asset value, beginning of year	$12.39	$10.33	$9.61	$12.67	$10.80
Income (loss) from investment operations:
Net investment income(a)	0.17	0.18	0.17	0.28	0.19
Net realized and unrealized gains (losses) from investments and foreign currency	2.21	2.05	0.76	(2.88)	1.80
Total from investment operations	2.38	2.23	0.93	(2.60)	1.99
Less distributions paid:
From net investment income	(0.10)	(0.17)	(0.21)	(0.46)	(0.12)
Total distributions paid	(0.10)	(0.17)	(0.21)	(0.46)	(0.12)
Change in net asset value	2.28	2.06	0.72	(3.06)	1.87
Net asset value, end of year	$14.67	$12.39	$10.33	$9.61	$12.67
Total return	19.46%	21.88%	9.63%	(21.33%)	18.42%
Ratios/Supplemental data:
Net assets, end of year (000's)	$31,456	$28,069	$24,014	$10,044	$9,854
Ratio of net expenses to average net assets	1.28%	1.29%	1.27%	1.25%	1.27%
Ratio of net investment income to average net assets	1.35%	1.60%	1.59%	2.43%	1.47%
Ratio of gross expenses to average net assets	1.28%	1.29%	1.27%	1.26%	1.28%
Ratio of expense recoupment to average net assets	— (b)	—	—	—	—
Portfolio turnover rate(c)	14.12%	37.00%	29.34%	41.23%	38.60%

(a)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.
(b)	Amount rounds to less than 0.005%.
(c)	Portfolio turnover is calculated at the fund level without regard to each class of shares.
See Notes to Financial Statements.
23

PERPETUAL AMERICAS FUNDS TRUST
FINANCIAL HIGHLIGHTS
For the years indicated

	Institutional Shares
JOHCM Emerging Markets Opportunities Fund	Year Ended September 30, 2025	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021
Net asset value, beginning of year	$12.45	$10.38	$9.64	$12.73	$10.85
Income (loss) from investment operations:
Net investment income(a)	0.20	0.19	0.18	0.31	0.21
Net realized and unrealized gains (losses) from investments and foreign currency	2.22	2.07	0.77	(2.88)	1.81
Total from investment operations	2.42	2.26	0.95	(2.57)	2.02
Less distributions paid:
From net investment income	(0.14)	(0.19)	(0.21)	(0.52)	(0.14)
Total distributions paid	(0.14)	(0.19)	(0.21)	(0.52)	(0.14)
Change in net asset value	2.28	2.07	0.74	(3.09)	1.88
Net asset value, end of year	$14.73	$12.45	$10.38	$9.64	$12.73
Total return	19.71%	22.14%	9.89%	(21.11%)	18.70%
Ratios/Supplemental data:
Net assets, end of year (000's)	$1,246,568	$1,102,835	$858,629	$575,508	$738,534
Ratio of net expenses to average net assets	1.04%	1.04%	1.04%	1.02%	1.02%
Ratio of net investment income to average net assets	1.60%	1.75%	1.69%	2.70%	1.61%
Ratio of gross expenses to average net assets	1.04%	1.05%	1.04%	1.03%	1.03%
Ratio of expense recoupment to average net assets	0.01%	—	—	—	—
Portfolio turnover rate(b)	14.12%	37.00%	29.34%	41.23%	38.60%

(a)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.
(b)	Portfolio turnover is calculated at the fund level without regard to each class of shares.
See Notes to Financial Statements.
24

PERPETUAL AMERICAS FUNDS TRUST
FINANCIAL HIGHLIGHTS
For the years indicated

	Institutional Shares
JOHCM International Opportunities Fund	Year Ended September 30, 2025	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021
Net asset value, beginning of year	$13.51	$10.85	$8.31	$11.82	$10.48
Income (loss) from investment operations:
Net investment income(a)	0.32	0.39	0.21	0.17	0.22
Net realized and unrealized gains (losses) from investments and foreign currency	1.50	2.34	2.54	(2.03)	1.39
Total from investment operations	1.82	2.73	2.75	(1.86)	1.61
Less distributions paid:
From net investment income	(0.27)	(0.07)	(0.21)	(0.27)	(0.17)
From net realized gains	(0.41)	—	—	(1.38)	(0.10)
Total distributions paid	(0.68)	(0.07)	(0.21)	(1.65)	(0.27)
Change in net asset value	1.14	2.66	2.54	(3.51)	1.34
Net asset value, end of year	$14.65	$13.51	$10.85	$8.31	$11.82
Total return	14.49%	25.30%	33.32%	(17.89%)	15.39%
Ratios/Supplemental data:
Net assets, end of year (000's)	$389,380	$34,753	$1,973	$1,508	$3,465
Ratio of net expenses to average net assets	0.50%	0.50%	0.78%	0.88%	0.89%
Ratio of net investment income to average net assets	2.36%	3.12%	2.00%	1.66%	1.83%
Ratio of gross expenses to average net assets	0.93%	1.42%	4.20%	3.34%	5.73%
Portfolio turnover rate(b)	45.00%	44.16%	34.88%	68.19%	47.85%

(a)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.
(b)	Portfolio turnover is calculated at the fund level without regard to each class of shares.
See Notes to Financial Statements.
25

PERPETUAL AMERICAS FUNDS TRUST
FINANCIAL HIGHLIGHTS
For the years indicated

	Investor Shares
JOHCM International Select Fund	Year Ended September 30, 2025	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021
Net asset value, beginning of year	$25.21	$21.39	$17.73	$31.07	$27.53
Income (loss) from investment operations:
Net investment income(a)	0.08	0.14	0.22	0.21	0.10
Net realized and unrealized gains (losses) from investments and foreign currency	3.18	4.06	3.69	(10.70)	4.25
Total from investment operations	3.26	4.20	3.91	(10.49)	4.35
Less distributions paid:
From net investment income	(0.33)	(0.38)	(0.25)	(0.23)	(0.04)
From net realized gains	—	—	—	(2.62)	(0.77)
Total distributions paid	(0.33)	(0.38)	(0.25)	(2.85)	(0.81)
Change in net asset value	2.93	3.82	3.66	(13.34)	3.54
Net asset value, end of year	$28.14	$25.21	$21.39	$17.73	$31.07
Total return	13.16%	19.88%	22.13%	(37.43%)	15.94%
Ratios/Supplemental data:
Net assets, end of year (000's)	$252,507	$412,375	$356,041	$376,893	$800,457
Ratio of net expenses to average net assets	1.19%	1.21%	1.21%	1.21%	1.21%
Ratio of net investment income to average net assets	0.32%	0.61%	1.03%	0.82%	0.33%
Ratio of gross expenses to average net assets	1.21%	1.24%	1.23%	1.21%	1.21%
Ratio of expense recoupment to average net assets	0.02%	—	—	—	—
Portfolio turnover rate(b)	92.83%	77.73%	32.29%	58.91%	53.34%

(a)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.
(b)	Portfolio turnover is calculated at the fund level without regard to each class of shares.
See Notes to Financial Statements.
26

PERPETUAL AMERICAS FUNDS TRUST
FINANCIAL HIGHLIGHTS
For the years indicated

	Institutional Shares
JOHCM International Select Fund	Year Ended September 30, 2025	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021
Net asset value, beginning of year	$25.17	$21.37	$17.74	$31.08	$27.53
Income (loss) from investment operations:
Net investment income(a)	0.11	0.19	0.26	0.27	0.18
Net realized and unrealized gains (losses) from investments and foreign currency	3.21	4.05	3.70	(10.69)	4.24
Total from investment operations	3.32	4.24	3.96	(10.42)	4.42
Less distributions paid:
From net investment income	(0.39)	(0.44)	(0.33)	(0.30)	(0.10)
From net realized gains	—	—	—	(2.62)	(0.77)
Total distributions paid	(0.39)	(0.44)	(0.33)	(2.92)	(0.87)
Change in net asset value	2.93	3.80	3.63	(13.34)	3.55
Net asset value, end of year	$28.10	$25.17	$21.37	$17.74	$31.08
Total return	13.46%	20.10%	22.41%	(37.27%)	16.24%
Ratios/Supplemental data:
Net assets, end of year (000's)	$2,760,367	$4,617,759	$4,911,162	$5,965,713	$12,273,819
Ratio of net expenses to average net assets	0.96%	0.98%	0.98%	0.98%	0.96%
Ratio of net investment income to average net assets	0.46%	0.82%	1.22%	1.05%	0.57%
Ratio of gross expenses to average net assets	0.96%	0.99%	0.98%	0.98%	0.97%
Ratio of expense recoupment to average net assets	0.02%	—	—	—	—
Portfolio turnover rate(b)	92.83%	77.73%	32.29%	58.91%	53.34%

(a)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.
(b)	Portfolio turnover is calculated at the fund level without regard to each class of shares.
See Notes to Financial Statements.
27

PERPETUAL AMERICAS FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

Perpetual Americas Funds Trust (the “Trust”) (formerly JOHCM Funds Trust) is a Massachusetts business trust operating under a Second Amended and Restated Agreement and Declaration of  Trust (the “Trust Agreement”).  As an open-end registered investment company (as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08), the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services - Investment Companies”. The JOHCM Emerging Markets Discovery Fund, the JOHCM Emerging Markets Opportunities Fund, the JOHCM International Opportunities Fund, and the JOHCM International Select Fund (each, a “Fund” and collectively, the “Funds”) are each a diversified fund, a series of the Trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a management investment company. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest in separate series of the Trust.
Each Fund is authorized to issue up to four classes of shares as follows: Advisor, Investor, Institutional and Class Z shares. Each class of shares is distinguished by the class-specific shareholder servicing and distribution (Rule 12b-1) fees and/or sub-transfer agency fees incurred, as applicable. As of September 30, 2025, the following classes of shares were in operation:
Fund	Commencement Date	Investment Objective
JOHCM Emerging Markets Discovery Fund	Advisor Shares: January 28, 2016 Institutional Shares: December 17, 2014	to seek long-term capital appreciation
JOHCM Emerging Markets Opportunities Fund	Advisor Shares: November 21, 2012 Investor Shares: December 18, 2013 Institutional Shares: November 21, 2012	to seek long-term capital appreciation
JOHCM International Opportunities Fund	Institutional Shares: September 29, 2016	to achieve long-term, risk-adjusted total return by investing in a portfolio of international equity securities
JOHCM International Select Fund	Investor Shares: March 31, 2010 Institutional Shares: July 29, 2009	to seek long-term capital appreciation
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Funds. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.
Prior to July 19, 2021, the JOHCM Emerging Markets Discovery Fund, the JOHCM Emerging Markets Opportunities Fund, the JOHCM International Opportunities Fund, and the JOHCM International Select Fund were each a series of Advisers Investment Trust (each, an “AIT Predecessor Fund” and together, the “AIT Predecessor Funds”). On July 19, 2021 the AIT Predecessor Funds were reorganized into the Trust.
A. Significant accounting policies related to investments are as follows:
INVESTMENT VALUATION
Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:
• Level 1 — quoted prices in active markets for identical assets
• Level 2 — other significant observable inputs (including adjustments made to quoted prices of a security, quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
28

PERPETUAL AMERICAS FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.
Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 p.m. Eastern Time, each business day on which the share price of the Funds are calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in closed-end investment companies are valued at the last quoted sales prices or official closing prices taken from the primary market or composite in which each security trades. Investments in other open-end registered investment companies, including money market funds, are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.
Debt and other fixed income securities, if any, are generally valued at an evaluated price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques, which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.
The Trustees have designated JOHCM (USA) Inc d/b/a Perpetual Americas Funds Services (the “Adviser” or “PAFS”), investment adviser to the Funds, as the Funds’ Valuation Designee with responsibility for establishing fair value, in accordance with the Trust's valuation policy, when the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service did not provide a price, a furnished price was in error, certain stale prices, or an event occurred that materially affected the furnished price). In addition, fair value pricing may be used if events materially affecting the value of non-U.S. equity securities occur between the time when the exchange on which they are traded closes and the time when a Fund’s net asset value is calculated. The Funds identify possible fluctuations in international equity securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Funds generally use a systematic valuation model provided by an approved independent third party pricing service to fair value their international equity securities. International equity securities which are fair valued pursuant to this valuation model or fair valued in connection with local market holidays are deemed to be Level 2 securities.
In the fair value situations noted above, while the Trust’s valuation policy is intended to result in a calculation of each Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.
The following is a summary of the valuation inputs used as of September 30, 2025 in valuing the Funds' investments based upon the three fair value levels defined above:
Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
JOHCM Emerging Markets Discovery Fund
Common Stocks:
Brazil	$2,910,053	$—	$—	$2,910,053
Canada	2,316,091	—	—	2,316,091
Chile	455,542	142,214	—	597,756
Mexico	775,795	—	—	775,795
29

PERPETUAL AMERICAS FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Peru	$504,976	$—	$—	$504,976
Russia	—	—	— **	—
Other*	—	55,852,302	—	55,852,302
Total Common Stocks	$6,962,457	$55,994,516	$ —	$62,956,973
Equity-Linked Securities	$—	$738,597	$—	$738,597
Preferred Stocks	221,149	—	—	221,149
Short-Term Investments	3,493,258	—	—	3,493,258
Total Investments	$10,676,864	$56,733,113	$ —	$67,409,977
JOHCM Emerging Markets Opportunities Fund
Common Stocks:
Brazil	$84,239,555	$—	$—	$84,239,555
Canada	45,704,155	—	—	45,704,155
India	47,341,250	64,409,990	—	111,751,240
Mexico	73,906,863	—	—	73,906,863
Russia	—	—	— **	—
Singapore	34,424,828	—	—	34,424,828
Taiwan	1,986,869	160,466,712	—	162,453,581
United States	32,172,653	—	—	32,172,653
Other*	—	728,462,319	—	728,462,319
Total Common Stocks	$319,776,173	$953,339,021	$ —	$1,273,115,194
Preferred Stocks	$41,401,821	$—	$—	$41,401,821
Short-Term Investments	31,248,551	—	—	31,248,551
Total Investments	$392,426,545	$953,339,021	$ —	$1,345,765,566
JOHCM International Opportunities Fund
Common Stocks:
Canada	$17,449,427	$—	$—	$17,449,427
Other*	—	313,858,481	—	313,858,481
Total Common Stocks	$17,449,427	$313,858,481	$ —	$331,307,908
Short-Term Investments	$9,196,440	$—	$—	$9,196,440
Total Investments	$26,645,867	$313,858,481	$ —	$340,504,348
JOHCM International Select Fund
Common Stocks:
Canada	$129,989,893	$—	$—	$129,989,893
Guatemala	59,402,378	—	—	59,402,378
Japan	2,373,849	623,476,533	—	625,850,382
Singapore	59,857,392	127,424,353	—	187,281,745
United States	121,599,417	—	—	121,599,417
Other*	—	1,830,120,112	—	1,830,120,112
Total Common Stocks	$373,222,929	$2,581,020,998	$ —	$2,954,243,927
Short-Term Investments	$39,707,300	$—	$—	$39,707,300
Total Investments	$412,930,229	$2,581,020,998	$ —	$2,993,951,227

*	See additional categories in the Schedule of Investments.
**	Amount is $0.
30

PERPETUAL AMERICAS FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

As of September 30, 2025, there were Level 3 investments held in certain Funds as noted above and in the corresponding Schedules of Investments. These investments relate to Russian securities held in certain Funds that halted trading in 2022 when United States (“U.S.”) sanctions were imposed after the Russian invasion of Ukraine. There was no other Level 3 activity during the period. The value of these securities compared to each Fund's total net assets is not material and, therefore, the reconciliation of Level 3 securities and related valuation techniques are not disclosed.
EQUITY-LINKED SECURITIES
The Funds may invest in equity-linked securities, also known as participation notes. The Funds may use these instruments as an alternate means to gain exposure to what is generally an emerging securities market, such as countries in which it does not have local accounts. These instruments represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such equity securities. These instruments are generally issued by the associates of foreign-based brokerages and domestic institutional brokerages. Accordingly, the equity-linked securities also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments.
At September 30, 2025, the Funds held equity-linked securities issued by counterparties as follows:
Fund	Counterparty	Value	% of Net Assets
JOHCM Emerging Markets Discovery Fund	CLSA Global Markets Pte. Ltd.	$738,597	1.1%
CURRENCY TRANSACTIONS
The functional and reporting currency for the Funds is the U.S. dollar. The market values of non-U.S. securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in Net realized and unrealized gains (losses) from investment activities on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in Net realized gains (losses) from foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in Change in unrealized appreciation (depreciation) on foreign currency on the Statements of Operations.
The Funds may engage in spot currency transactions for the purpose of non-U.S. security settlement and operational processes. Certain Funds are authorized to enter into forward foreign currency exchange contracts, for the purchase or sale of a specific foreign currency at a specified exchange rate on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to change in foreign currency exchange rates. Changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of a Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.
All forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign exchange contracts in the Statements of Operations.
31

PERPETUAL AMERICAS FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The Funds bear the market risk from changes in forward foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.
There were no forward foreign currency exchange contracts as of or for the year ended September 30, 2025.
INVESTMENT TRANSACTIONS AND INCOME
Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, investments are reported as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recognized on the ex-dividend date. Dividends from non-U.S. securities are recorded on the ex-dividend date, or as soon as the information is available, and reflect applicable foreign withholdings taxes and any related reclaim amounts. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. Each Fund, as applicable, records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Non-cash dividends are recognized as investment income at the fair value of the asset received.
EXPENSE ALLOCATIONS
Expenses directly attributable to a Fund are charged to that Fund, while expenses that are attributable to more than one Fund are allocated among the applicable Funds in the Trust on a pro-rata basis based on relative net assets or another reasonable basis. Certain expenses that arise in connection with a class of shares are charged to that class of shares.
The investment income, expenses (other than class-specific expenses charged to a class), and realized/unrealized gains/losses on investments are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized/unrealized gains/losses are incurred.
DIVIDENDS AND DISTRIBUTIONS
Distributions of dividends from net investment income, if any, are declared and paid as follows:
Fund	Declaration and Payment Frequency
JOHCM Emerging Markets Discovery Fund	Annually
JOHCM Emerging Markets Opportunities Fund	Annually
JOHCM International Opportunities Fund	Annually
JOHCM International Select Fund	Annually
The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year.
Distributions from net investment income and from net realized capital gain are determined in accordance with U.S. federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital, etc.), such amounts are reclassified within the composition of net assets based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.
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U.S. FEDERAL INCOME TAX INFORMATION
No provision is made for U.S. federal income taxes as each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.
The Funds analyzed all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions that remain subject to examination. The Funds’ U.S. federal income tax returns for the tax years ended September 30, 2022 through September 30, 2025, as applicable, remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown or uncertain tax positions taken by the Funds will be recorded as interest expense on the Statements of Operations.
Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
USE OF ESTIMATES
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.
CAPITAL GAIN TAXES
Investments in certain non-U.S. securities may subject the Funds to capital gain taxes on the disposal of those securities. Any capital gains assessed will reduce the proceeds received on the sale and be reflected in net realized gain/loss on the transaction. The Funds estimate and accrue foreign capital gain taxes on certain investments held which impact the amount of unrealized appreciation/depreciation on such investments. The JOHCM Emerging Markets Discovery Fund and JOHCM Emerging Markets Opportunities Fund paid $576,587 and $2,706,957, respectively, in capital gain taxes which are netted with any refunds received during the period. This amount is included in the net realized gains (losses) from investment transactions on the Statements of Operations.
SUMMARY OF PRINCIPAL AND NON-PRINCIPAL RISKS
This section describes the principal risks and some related risks of investing in the Funds, listed in alphabetical order, but it does not describe every possible risk of investing in a Fund. Any investment in the Funds is subject to investment risks, including the possible loss of the principal amount invested. The significance of any specific risk to an investment in a Fund will vary over time,depending on the composition of the Fund’s portfolio, market conditions, and other factors. Your investment in a Fund may be subject (in varying degrees) to the following risks discussed below. Each Fund may be more susceptible to some of the risks than others and not all risks will be applicable to all Funds. You should read all of the risk information for your Fund presented below carefully, because any one or more of these risks may result in losses to the Fund.
Active Management Risk. The Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may under perform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, evaluation of an issuer’s corporate governance practices, risk assessments, and/or the outlook on market trends and opportunities.
Allocation Risk. To the extent the Fund uses an asset allocation strategy as part of its investment strategy, there is a risk that the Fund’s allocation among sectors and countries will cause the Fund’s shares to lose value or cause the Fund to underperform other funds with similar investment strategies, or that the investments themselves will not produce the returns expected.
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Benchmark and Reference Rate Risk. The London Interbank Offered Rate (LIBOR) was the offered rate at which major international banks could obtain wholesale, unsecured funding. The terms of debt instruments and other investments and transactions (including certain derivatives transactions) to which a Fund may be a party were historically tied to LIBOR, which was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies, and the transition to new reference rates continues. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly, but the full impact of the transition on the Funds or the financial instruments in which a Fund invests cannot yet be fully determined.
In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.
China Risk. To the extent a Fund invests in securities of Chinese issuers, it may be subject to certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on non-U.S. ownership, variable interest entities (“VIEs”) risks, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, embargoes and other trade limitations, and custody risks. U.S. or non-U.S.government sanctions or other government’s interventions could preclude a Fund from making certain investments in China or result in a Fund selling investments in China at disadvantageous times or prices. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events.
Additionally, in China, U.S. ownership of Chinese companies in certain sectors (including by U.S. persons and entities, inclusive of U.S.mutual funds) is prohibited. In order to facilitate non-U.S. investment, many Chinese companies have created VIEs that allow non-U.S.investors, through the use of contractual arrangements, to both exert a degree of control and to obtain substantially all of the economic benefits arising from a company without formal legal ownership. Although VIEs are a longstanding industry practice and have been well known to Chinese officials and regulators, they have not been formally recognized under Chinese law. If the Chinese companies (or their officers, directors, or Chinese equity holders) breached their contracts or if Chinese officials and/or regulators withdraw their implicit acceptance of the VIE structure or if new laws, rules or regulations relating to VIE structures are adopted U.S. investors could suffer substantial, detrimental, and possibly permanent effects with little or no recourse available. VIE structures do not offer the same level of investor protections as direct ownership. Investors may experience losses if VIE structures are altered or disputes emerge over control of the VIE. In December, 2021, the China Securities Regulatory Commission and China’s National Development and Reform Commission published draft rules that, if declared effective, will establish a new regulatory framework for VIEs. These proposed rules acknowledge VIEs for the first time and propose the tightening of regulations around VIEs, however not all details on how these new regulations would work in practice are clear at this stage. It remains unclear whether any new laws, rules, or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders.
CLO Risk. Collateralized loan obligations (“CLOs”) issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche and the type of the underlying debts and loans in the tranche. Investments in subordinate tranches may carry greater risk. CLOs also carry risks including,but not limited to, interest rate risk and credit risk. Because the underlying assets in CLOs are loans, in the event an underlying loan is subject to liquidity risks such as the risk of extended settlement, investments in the corresponding CLOs may be indirectly subject to the same risks.
Convertible Securities Risk. Convertible securities subject a Fund to the risks associated with both fixed-income securities and equity securities. If a convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will
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tend to fluctuate directly with the price of the underlying equity security. Certain “triggering events” may cause a Fund to lose the principal amount invested in a contingent convertible security and coupon payments on contingent convertible securities may be discretionary and cancelled by the issuer. Due to these factors, the value of contingent convertible securities is unpredictable, and holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not.
Credit Risk.Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by a Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling,to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. An actual or perceived decline in creditworthiness of an issuer of a fixed-income security held by a Fund may result in a decrease in the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when a Fund owns securities of the issuer or that the issuer will default on its obligations or that the obligations of the issuer will be limited or restructured.
The credit rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition and does not reflect an assessment of an investment’s volatility or liquidity. Securities rated in the lowest category of investment grade are considered to have speculative characteristics. If a security held by a Fund loses its rating or its rating is downgraded, a Fund may nonetheless continue o hold the security in the discretion of the Adviser. In the case of asset-backed or mortgage-related securities, changes in the actual or perceived ability of the obligors on the underlying assets or mortgages to make payments of interest and/or principal may affect the values of those securities.
Currency Risk. A significant portion of a Fund’s assets may be denominated in non-U.S. currencies. There is the risk that the value of such assets and/or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar. Some emerging markets countries may have fixed or managed currencies that are not free- floating against the U.S. dollar. A Fund is not required to hedge its non-U.S. currency risk, although it may do so through non-U.S. currency exchange contracts and other methods. Therefore, to the extent a Fund does not hedge its non-U.S. currency risk, or the hedges are ineffective, the value of a Fund’s assets and income could be adversely affected by currency exchange rate movements.
Cybersecurity Risk. The computer systems, networks, and devices used by a Fund and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, and security breaches. Despite the various protections utilized by a Fund and its service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.
Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV; impediments to trading; the inability of the Funds, the Adviser and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage,reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information. Any problems relating to the performance and effectiveness of security procedures used by a Fund or its service providers to protect the Fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may have an adverse impact on a Fund or its investors. Furthermore, as a Fund’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware.
Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counter parties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.
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Depositary Receipts Risk. Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees.
Depositaries of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request. Some Funds may also invest in certain depositary receipts without voting rights, for example, Thai non-voting depositary receipts (“NVDRs”). NVDRs are similar to other depositary receipts except that they do not allow the holder to participate in company decision making through voting. See Investment Strategies and Risks – Depositary Receipts in the Funds’ Statement of Additional Information (“SAI”) for additional information.
Derivatives Risk. A derivative is an instrument with a value based on the performance of an underlying financial asset, index, or other measure. The types of derivatives that might be used by a Fund may include futures and forward contracts, options, swaps, and other similar instruments. The use of derivative contracts may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. Derivatives can be complex and may perform in ways unanticipated by the Adviser. Derivatives may be volatile, difficult to value, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price.
Equity Securities Risk. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities include both direct and indirect investments in such ownership interests, such as public and privately issued equity securities and common and preferred stocks, warrants and rights to subscribe to common stock or other equity securities, convertible securities, and derivative instruments that are expected or intended to track the price movement of equity indices. Different types of equity securities(including different types of instruments that provide direct or indirect exposure to ownership interests in issuers) provide different voting and dividend rights and priority in the event of a bankruptcy and/or insolvency of the issuer. In general, investments in equity securities and equity derivatives are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a Fund’s net asset value to fluctuate. Historically, the equity markets have moved in cycles, and the value of a Fund’s equity securities may fluctuate drastically from day-today. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.
Emerging Markets Risk. Investing in emerging market securities magnifies the risks inherent in non-U.S. investments. In addition to the risks of investing in non-U.S. investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, tariffs and other sanctions by other countries(such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Geopolitical events such as nationalization or expropriation could even cause the loss of the Fund’s entire investment in one or more countries. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre-existing problems in emerging market countries with less established healthcare systems.
Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. To the extent a Fund invests in frontier countries, these risks will be magnified. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries.
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Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S.economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency,number and depth of industries forming the economy’s base, condition and stability of financial institutions, governmental controls, and investment restrictions that are subject to political change and balance of payments position. Issuers of non-U.S. securities (particularly those tied economically to emerging countries) often are not subject to as much regulation as U.S. issuers, and the reporting, accounting,custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Further, a Fund may face greater difficulties or restrictions with respect to investments made in emerging markets countries than in the United States.
Satisfactory custodial services may not be available in some emerging markets countries, which may result in a Fund incurring additional costs and delays in the transportation and custody of such securities. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets. In addition, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. A Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation. A subset of emerging markets, frontier markets, are less developed than other emerging markets and are the most speculative. They have the least number of investors and may not have a stock market on which to trade. Most frontier markets consist chiefly of stocks of financial,telecommunications, and consumer companies that count on monthly payments from customers. Investments in this sector are typically illiquid, nontransparent, and subject to very low levels of regulation and high transaction fees. Emerging market investments are also subject to enhanced custody risk, a risk that is inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Frontier market investments may be subject to substantial political and currency risk. The risk of investing in frontier markets can be increased due to government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by frontier market countries or their trading partners; and the relatively new and unsettled securities laws in many frontier market countries. These risks can result in the potential for extreme price volatility.
Equity-Linked Instruments Risk. There is a risk that, in addition to market risk and other risks of the referenced equity security, a Fund may experience a return that is different from that of the referenced equity security.
Equity-linked instruments also subject a Fund to counterparty risk, including the risk that the issuing entity may not be able to honor its financial commitment, which could result in a loss of all or part of a Fund’s investment.
ESG Factor Risk. To the extent portfolio managers of a Fund incorporate environmental, social and/or governance considerations (“ESGf actors”) into their investment process, the Fund will be subject to risks associated with the relevant ESG factors. Environmental performance criteria rate a company’s management of its environmental challenges, including its effort to reduce or offset the impacts of its products and operations. Social criteria measure how well a company manages its impact on the communities where it operates,including its treatment of local populations, its handling of human rights issues, its record regarding labor-management relations, anti discrimination policies and practices, employee safety and the quality and safety record of a company’s products, its marketing practices and any involvement in regulatory or anti-competitive controversies. Governance criteria address a company’s investor relations and management practices, including company sustainability reporting, board accountability and business ethics policies and practices.
In general, use of ESG factors in the securities selection process will affect a Fund’s exposure to certain issuers, industries, sectors, regions,and countries; may lead to a smaller universe of investments than other funds that do not incorporate ESG factor analysis; and may negatively impact the relative performance of the Fund over the short, medium or even long term depending on how successfully those ESG factors are incorporated and whether such investments are in or out of favor.
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Successful incorporation of ESG factors into a Fund’s overall investment strategy will depend on its portfolio managers’ ability to identify and analyze financially material ESG issues, and there can be no assurance that the strategy or techniques employed will be successful.
ETF Risk. In addition to the risks associated with the underlying assets held by an ETF, investments in ETFs may be subject to the following additional risks: (1) the market price of an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) trading an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate; (4) a passively-managed ETF may not accurately track the performance of the reference asset; and (5) apassively- managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. Investment in ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests.
Euro-and Eurozone-Related Risk. To the extent a Fund invests in investments located in Europe, it may be subject to risks not typically associated with investments in the United States. A majority of western European countries and a number of eastern European countries are members of the European Union, an intergovernmental union aimed at developing economic and political coordination and cooperation among its member states.
European countries that are members of the Economic and Monetary Union of the European Union (“EMU”) are subject to restrictions on inflation rates, interest rates, deficits, and debt levels. The EMU sets out different stages and commitments for member states to follow in an effort to achieve greater coordination of economic, fiscal, and monetary policies. As a condition to adopting the euro, EMU member states must also relinquish control of their monetary policies to the European Central Bank and become subject to certain monetary and fiscal controls imposed by the EMU. These controls remove EMU member states’ flexibility in implementing monetary policy measures to address regional economic conditions, which may impair their ability to respond to crises. A number of countries in the European Union have experienced, and may continue to experience, severe economic and financial difficulties. Additional European Union member countries may also fall subject to such difficulties.
These events could negatively affect the value and liquidity of a Fund’s investments in euro-denominated securities and derivatives contracts, as well as securities of issuers located in the European Union or with significant exposure to European Union issuers or countries, to the extent a Fund invests in such securities. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations and derivative contracts would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with a Fund’s investment objective and permitted under applicable law. Theose potential developments, or market perceptions concerning these and related issues, could adversely affect the value of a Fund’s shares.
Continuing uncertainty as to the status of the European Economic and Monetary Union (“EMU”) and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EU could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments. In 2020, the UK left the EU (commonly known as “Brexit”). The full extent of the political, economic and legal consequences of Brexit are not yet fully known, and the long-term impact of Brexit on the UK, the EU and the broader global economy may be significant. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of Brexit, the UK and European economies and the broader economy could be significantly impacted,potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, or the abandonment of the Euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties.
If one or more EMU countries were to stop using the euro as its primary currency, a Fund’s investments in such countries may be re denominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are re denominated may be subject to liquidity risk and the risk that a Fund may not be able to value investments accurately to a greater extent than similar investments currently denominated in euros. To the extent a currency used for re denomination purposes is not specified in respect of certain EMU related investments, or should the euro cease to
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be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.
Fixed Income Risk. Some Funds may invest in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund’s fixed income securities generally declines. On the other hand, if rates fall,the value of the fixed income securities generally increases.
Your investment will decline in value if the value of a Fund’s investments decreases. Fixed income securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.
Focused Investment Risk. Focusing investments in a particular market, sector or value chain (which may include issuers in a number of different industries) increases the risk of loss because the stocks of many or all of the companies in such market, sector or value chain may decline in value due to economic, market, technological, political or regulatory developments adversely affecting the market or value chain. Because the Regnan Sustainable Water and Waste Fund focuses on water-and waste-related investments, the Regnan Sustainable Water and Waste Fund will be subject to a greater extent to risks associated with these value chains. Please see “Water-Related Risks” and“Waste-Related Risks” below for more information on these specific risks.
Geographic Focus Risk. From time to time a Fund’s investment may be focused in a particular geographic region. The value of the investments of a Fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic,political, and other developments affecting the fiscal stability of that location, and conditions that negatively impact that location will have a greater impact on the Fund as compared with a fund that does not have its holdings similarly focused. Events negatively affecting such location are therefore likely to cause the value of a Fund’s shares to decrease, perhaps significantly.
Growth Investing Risk. The prices of growth stocks may be based largely on expectations of future earnings, and can decline rapidly and significantly in reaction to negative news about various factors, such as earnings, revenues, the economy, political developments, or other news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over a short or long period of time. Growth stocks may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market,economic, and other factors. As a result, at times when it holds investments in growth stocks, a Fund may underperform other investment funds that favor different investment styles. Because growth companies typically reinvest their earnings, growth stocks typically do not pay dividends at levels associated with other types of stocks, if at all.
GARP Investment Strategy Risk. GARP investing involves buying stocks that have a reasonable price/earnings ratio in relationship to the relevant company’s earnings growth rate. To the extent a Fund uses a GARP investing strategy, the Fund’s performance may be adversely affected when stocks preferred by a GARP investing strategy underperform or are not favored by investors in prevailing market and economic conditions. To the extent a Fund’s GARP investment strategy incorporates value investing, the Fund will be subject to the risks associated with value securities. See “Value Investing Risk” below.
Hedging Risk. Some Funds may invest in hedging assets. Hedging is a strategy in which a Fund uses a derivative or other security to offset certain risks associated with other Fund holdings or to render the portfolio more resilient to market fluctuations. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund is not required to use hedging and may choose not to do so.
High Yield (“Junk Bond”) Investments Risk. Some Funds may invest in high yield securities, also known as “junk bonds,” which have a higher risk of issuer default or may be in default. The securities are not investment grade and are generally considered speculative because they present a greater risk of loss than higher quality debt securities. In particular, lower-rated high yield securities (CCC or below) are subject to a greater degree of credit risk than higher-rated high yield bonds. These lower-rated or defaulted debt securities may fluctuate more in price, and are less liquid than higher-rated securities because issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy. In the event
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of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. A characteristic of the high yield bond is the issuance of securities under Rule 144A, many with registration rights. Some Funds may invest in high yield securities issued under Rule 144A, with or without registration rights.
India Risk. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on the economy and could adversely affect market conditions, economic growth and the profitability of private enterprises. Global economic developments may inhibit the flow of non-U.S. capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of individuals and corporate governance standards of Indian companies maybe weaker and less transparent, which may increase the risk of loss and unequal treatment of investors. To the extent a Fund invests in investments in India, it may be subject to risks presented by investments in an emerging market country, including liquidity risk, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as between sectarian groups within each country). In addition, the Indian economy could be adversely impacted by natural disasters and acts of terrorism. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. When interest rates fall, the value of fixed income securities generally increase. Long- term fixed income securities or instruments will normally have more price volatility because of this risk than short term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by a Fund. Your investment will decline in value if the value of the Fund’s investments decreases. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. The risks associated with rising interest rates may be particularly acute in the current market environment because the Federal Reserve Board recently raised rates and may continue to do so.
Investment Company Risk. If a Fund invests in shares of another investment company, shareholders will indirectly bear fees and expenses charged by the underlying investment companies in which a Fund invests in addition to the Fund’s direct fees and expenses. A Fund also will incur brokerage costs when it purchases ETFs and closed-end funds. Furthermore, investments in other funds could affect the timing,amount, and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in a Fund.
IPO Risk. A Fund may purchase securities in IPOs. These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs.
Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund, if any,may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Japan Risk. The Japanese economy may be subject to economic, political and social instability, which could have a negative impact on Japanese securities, and may impact a Fund’s performance to the extent it invests in such securities. In the past, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. At times, the Japanese economy has been adversely impacted by government intervention and protectionism, changes in its labor market, and an unstable financial services sector. International trade,government support of the financial services sector and other troubled sectors, government policy, natural disasters and/or geopolitical developments could significantly affect the Japanese economy. A significant portion of Japan’s trade is conducted with developing nations and can be affected by conditions in these nations or by currency fluctuations. Japan is an island state with few natural resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Japanese economy.
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PERPETUAL AMERICAS FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

Key Person Risk. Key person risk is the risk that results when a Fund’s investment program is highly dependent on the investment skill and dedication of a small number of “key” persons at the Adviser, which can result in decreased investment results if these “key” persons become unable to apply their full attention to the management of a Fund’s investments for health or other reasons.
Limited History of Operations. The Regnan Sustainable Water and Waste Fund is a newly organized, diversified, open-end management investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. The Adviser or its affiliates may contribute “seed capital” in connection with the launch of a Fund to commence operations prior to investment by third parties. Seed capital may represent ownership of up to 100% of a Fund during its initial phase of operation and, in limited circumstances, during subsequent periods. It is anticipated that over time this percentage will decrease. Funds with higher percentages of seed capital may exhibit different portfolio dynamics or performance profiles than those with a lower percentage of seed capital.
Liquidity Risk. The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value.
Liquidity risk may be amplified in situations where foreign countries close their securities markets for extended periods of time due to scheduled holidays, such as the week-long closure of Chinese securities markets that occurs annually in October. The U.S. Securities and Exchange Commission (the “SEC”) has recently proposed rule amendments that, if adopted as proposed, could result in a larger percentage of a Fund’s investments being classified as illiquid investments.
Loan-Related Investments Risk. In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk),loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Bank loans are generally less liquid than many other debt securities. Transactions in bank loans may settle on a delayed basis (and in certain cases may take longer than seven days to settle), such that a Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, the proceeds related to the sale of bank loans may not be available to make additional investments or to meet a Fund’s redemption obligations until a substantial period after the sale of the loans.
Long-Term Investment Strategy Risk. The Regnan Sustainable Water and Waste Fund pursues long-term investment approaches, typically seeking returns over a period of several years. This investment style may cause the Fund to lose money or underperform compared to their benchmark indices or other mutual funds over extended periods of time, and the Fund may not perform as expected in the long term. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short- or medium-term fluctuations in the value of the Fund’s portfolios. The market price of a Fund’s investments may fluctuate daily due to economic and other events that affect particular companies and other issuers or the market as a whole. Short- and medium-term price fluctuations may be especially pronounced in less developed markets or in companies with lower market capitalizations in which the Fund may invest.
Investments in certain industries or markets may be subject to wider variations in performance as a result of special risks common to such markets or industries. For example, water-related companies may be impacted by extreme weather events such as floods or droughts, or by worldwide technological developments or statutory or regulatory changes, quickly rendering their business models and services outdated.
Market Risk. The market value of a Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon political, regulatory, market, economic, and social conditions, as well as developments that impact specific economic sectors, industries, or segments of the market, including conditions that directly relate to the issuers of a Fund’s investments, such as management performance,financial condition, and demand for the issuers’ goods and services. The Funds are subject to the risk that geopolitical events will adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on global economies and markets. Likewise, natural and environmental disasters and epidemics or pandemics may be highly disruptive to economies and markets.
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PERPETUAL AMERICAS FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

Municipal Securities Risk. Municipal securities are obligations, often bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities,the interest on which is typically exempt from U.S. federal income tax.
Municipal bonds are generally considered riskier investments than Treasury securities. The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering and the maturity of the obligation and the rating(s) of the issue. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in U.S. federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds.
Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease a Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal securities might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.
Since some municipal securities may be secured or guaranteed by banks and other institutions, the risk to a Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Interest on municipal obligations, while generally exempt from U.S. federal income tax, may not be exempt from U.S. federal alternative minimum tax.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. An epidemic or pandemic can result in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, which may adversely affect markets, issues, and/or non-U.S. exchange rates. The effects of any disease outbreak may be greater in countries with less developed disease prevention and control programs and may also exacerbate other pre-existing political, social, economic, market and financial risks. A pandemic and its effects can result in significant market volatility,exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. Infectious illness outbreaks can adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Any such events could have a significant adverse impact on the value of a Fund’s investments.
Non-U.S. Securities Risk. Non-U.S. securities risk is the risk associated with investments in issuers located in non-U.S. countries. Investing in non-U.S. securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. Securities markets outside the U.S., while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these non-U.S. markets are less liquid and their prices are more volatile than securities of comparable U.S. companies. In addition, settlement of trades in some non-U.S.markets is much slower and more subject to failure than in U.S. markets. Income, proceeds and gains received by the Fund from sources within non-U.S. countries may be subject to withholding and other taxes imposed by such countries, which would reduce the Fund’s return on such securities. U.S. government tariffs, sanctions or other actions directed at a particular country could adversely impact issuers in that country.
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PERPETUAL AMERICAS FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

Other risks associated with investing in non-U.S. securities include, among other things, imposition of exchange control regulation by theU.S. or non-U.S. governments, U.S. and non-U.S. withholding or other taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, and economic or political instability in non-U.S. nations. There may be less publicly available information about certain non-U.S. companies than would be the case for comparable companies in the U.S.and certain non-U.S. companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain non-U.S. countries. Investors in non-U.S. countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S.Department of Justice and other authorities to bring and enforce actions against non-U.S. issuers or non-U.S. persons is limited. Many countries, including developed nations and emerging markets, are faced with concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible government debt restructuring and related issues, all of which may cause the value of a Fund’s non-U.S. investments to decline. Nationalization, expropriation or confiscatory taxation, currency blockage, the imposition of sanctions by other countries (such as the United States), political changes or diplomatic developments may also cause the value of a Fund’s non-U.S. investments to decline. When imposed, non-U.S. withholding or other taxes reduce a Fund’s return on non-U.S.securities. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire non-U.S. investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of non-U.S. issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. In certain cases, depositary receipts may also be issued through programs in local markets, such as Thai NVDRs. See Summary of Principal and Non-Principal Risks – Depositary Receipts in this Prospectus for additional information. To the extent a Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic,environmental, credit/counterparty and information risks. In addition, non-U.S. securities may be subject to increased credit/counterparty risk because of the potential difficulties of requiring non-U.S. entities to honor their contractual commitments.
Participatory Notes Risk. Participatory notes are equity access products structured as debt obligations issued by banks or broker-dealers that are designed to replicate the performance of certain issuers and markets where direct investment is either impossible or difficult due to local restrictions. The performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a Fund. Some participatory notes may be considered illiquid and, therefore, will be subject to a Fund’s percentage limitation for investments in illiquid securities. The Funds may take long or short positions in participatory notes.
Portfolio Turnover Risk. A Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Adviser determines that it would be in the Fund’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic,market, or other factors that are not within the Adviser’s control. These transactions will increase a Fund’s “portfolio turnover.” A 100%portfolio turnover rate would occur if all of the securities in a Fund were replaced during the annual measurement period. High turnover rates generally result in higher brokerage costs to a Fund, may result in higher amounts of taxable distributions to shareholders each yea rand higher effective tax rates on those distribution amounts, and may reduce the Fund’s returns.
Preferred Stock Risk. A Fund may invest in preferred stock. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.
Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including changes to applicable tax laws and regulations, could impair the ability of a Fund to achieve its investment objective and could increase the operating expenses of the Fund.
REIT Risk. Real estate investment trusts (“REITs”) are subject to certain other risks related to their structure and focus. REITs generally are dependent upon management skills and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or(ii) maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). The above
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PERPETUAL AMERICAS FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Small-Cap and Mid-Cap Company Risk. Small- and mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-capitalization companies may have limited product lines, markets, and financial resources, and may depend upon a relatively small management group. These companies may experience higher growth rates and higher interest rates than larger capitalization companies. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. Small cap securities may be traded over the counter or listed on an exchange and it may be harder to sell the smallest capitalization company stocks, which can reduce their selling prices. Smaller capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans that have a floating interest rate.
South Korea Risk. To the extent a Fund invests in investments located in South Korea, the Fund will be susceptible to adverse market,political, regulatory and geographic events affecting South Korea. The South Korean economy is dependent on the economies of other Asian countries, especially China and Southeast Asia, and the United States as key trading partners. Furthermore, South Korea’s economy may be significantly affected by currency fluctuations and increasing competition from Asia’s other low-cost emerging economies. Also,tensions with North Korea could escalate and lead to further uncertainty in the political and economic climate of South Korea.
Sustainable Investing Risk. Applying sustainability criteria to the investment process may exclude or reduce exposure to securities of certain issuers for sustainability reasons and, therefore, Regnan Sustainable Water and Waste Fund (for purposes of this risk, the “Fund”)may forgo some market opportunities available to funds that do not use sustainability criteria. The Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria. Although the Adviser seeks to identify issuers that fit within its sustainability criteria, investors may differ in their views of what fits within this category of investments. As a result, the Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. The Adviser’s exclusion of certain investments from the Fund’s investment universe may adversely affect the Fund’s relative performance at times when such investments are performing well. Because the Adviser evaluates ESG metrics when selecting certain securities, the Fund’s portfolio may perform differently than funds that do not use ESG metrics. ESG metrics may prioritize long term rather than short term returns. There is a risk that the information that the Adviser uses in evaluating an issuer may be incomplete, inaccurate or unavailable, which could adversely affect the analysis relevant to a particular investment. In addition, the Adviser’s assessment of whether an issuer fits within its sustainability criteria is made at the time of purchase and as a result, there is a risk that the issuers identified by the Adviser will not operate as anticipated and will no longer fit within the Adviser’s sustainability criteria. Further, the regulatory landscape with respect to sustainable investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process with respect to sustainable investing.
Taiwan Risk. The economy of Taiwan is heavily dependent on exports. Currency fluctuations, increasing competition from Asia’s other emerge economies, and conditions that weaken demand for Taiwan’s export products worldwide could have a negative impact on the Taiwanese economy as a whole, and may impact a Fund’s performance to the extent the Fund invests in such securities. Additionally, a disruption in Taiwan’s exports could also result in broader negative economic impacts with respect to those industries and countries that rely upon them. Concerns over Taiwan’s history of political contention and its current relationship with China may also have a significant impact on the economy of Taiwan.
United Kingdom Investments Risk. The United Kingdom has one of the largest economies in Europe and is heavily dependent on trade with the European Union, and to a lesser extent the United States and China. As a result, the British economy may be impacted by changes to the economic condition of the United States, China and other European countries. The British economy relies heavily on the export of financial services to the United States and other European countries and, therefore, a prolonged slowdown in the financial services sector may have a negative impact on the British economy, as well as on a Fund, to the extent a Fund invests in investments located in the United Kingdom. Furthermore, the United Kingdom voted via referendum to leave the European Union(“Brexit”). After years of negotiations, a
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PERPETUAL AMERICAS FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

trade agreement between the United Kingdom and the European Union became effective on January 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The impact of Brexit on the economies of the United Kingdom and its trading partners is still uncertain.
Value Investing Risk. Value securities are securities of companies that may have experienced adverse business, industry, or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so. In addition,value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Withholding Tax Reclaims Risk. Each Fund may file claims to recover foreign withholding taxes on dividend and interest income (if any) received from issuers in certain countries and capital gains on the disposition of stocks or securities where such withholding tax reclaim is possible. Whether or when a Fund will receive a withholding tax refund is within the control of the tax authorities in such countries. Where a Fund expects to recover withholding taxes, the net asset value of the Fund generally includes accruals for such tax refunds. Each Fund regularly evaluates the probability of recovery. If the likelihood of recovery materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in such Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value. Shareholders in a Fund at the time an accrual is written down will bear the impact of the resulting reduction in net asset value regardless of whether they were shareholders during the accrual period. Conversely, if a Fund receives a tax refund that has not been previously accrued, shareholders in such Fund at the time of the successful recovery will benefit from the resulting increase in the Fund’s net asset value. Shareholders who sold their shares prior to such time will not benefit from such increase in the Fund’s net asset value.
SEGMENT REPORTING
The Funds adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Each Fund operates in one segment. The segment derives its revenues from Fund investments made in accordance with the defined investment strategy of such Fund, as prescribed in its prospectus. The Chief Operating Decision Maker (“CODM”) is the Senior Leadership Committee of the Adviser. The CODM monitors the operating results of each Fund. The financial information the CODM leverages to assess the segment's performance and to make decisions for each Fund's single segment is consistent with that presented within the Fund's financial statements and financial highlights.
B. Fees and Transactions with Affiliates and Other Parties
The Trust, on behalf of the Funds, has entered into an Amended and Restated Investment Advisory Agreement (the “Agreement”) with PAFS to provide investment management services to the Funds.
Total fees incurred pursuant to the Agreement are reflected as “Investment Advisory” fees on the Statements of Operations. Under the terms of the Agreement, PAFS receives an annual fee, computed daily and payable monthly, at the annual rates set forth in the following table (expressed as a percentage of each Fund’s respective average daily net assets). The Trust, on behalf of the Funds, and PAFS have entered into an expense limitation agreement (the “Expense Limitation Agreement”) whereby PAFS has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, expenses associated with investments in underlying investment companies, brokerage commissions, interest, dividends, litigation and indemnification expenses) exceed the rates in the table below (expressed as a percentage of each Fund’s respective average daily net assets). Additionally, the Trust, on behalf of the JOHCM International Opportunities Fund, has entered into a Second Amended and Restated Supplemental Expense Limitation Agreement (the “Supplemental Expense Limitation Agreement”) with PAFS whereby PAFS has contractually agreed to reduce the fees payable under the Advisory Agreement (but not below zero) and/or to reimburse other expenses of the Fund, to the extent necessary to limit the total operating expenses of the Fund (exclusive of brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted accounting principles)), calculated as a percentage of the Fund’s average daily net assets, to 0.50%,
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PERPETUAL AMERICAS FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

0.60%, 0.75%, and 0.50% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares, respectively. The waiver/reimbursement under the Supplemental Expense Limitation Agreement is imposed only after the fee waiver and expense reimbursement outlined in the Expense Limitation Agreement has been fully applied.
Fund	Class	Advisory Fee	Expense Limitation
JOHCM Emerging Markets Discovery Fund	Advisor	1.05%	1.34%
JOHCM Emerging Markets Discovery Fund	Institutional	1.05%	1.24%
JOHCM Emerging Markets Opportunities Fund	Advisor	0.90%	1.14%
JOHCM Emerging Markets Opportunities Fund	Investor	0.90%	1.29%
JOHCM Emerging Markets Opportunities Fund	Institutional	0.90%	1.04%
JOHCM International Opportunities Fund	Institutional	0.75%	0.50%(a)
JOHCM International Select Fund	Investor	0.84%(b)	1.18%(c)
JOHCM International Select Fund	Institutional	0.84%(b)	0.95%(d)

(a)	Represents the overall expense limit pursuant to the Supplemental Expense Limitation Agreement. The limit pursuant to the Expense Limitation Agreement is 0.88%.
(b)	Prior to February 1, 2025 the advisory fee was 0.89% on assets up to $7 billion and 0.84% on assets in excess of $7 billion.
(c)	Prior to February 1, 2025 the expense limit was 1.21%
(d)	Prior to February 1, 2025 the expense limit was 0.98%.
The Expense Limitation Agreement is effective until February 1, 2026 for the Funds, excluding JOHCM International Opportunities Fund. With respect to the JOHCM International Opportunities Fund, the Expense Limitation Agreement and Supplemental Expense Limitation Agreement are effective until February 1, 2028. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recoup any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recoupment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation at the time of repayment or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. Amounts waived or reimbursed pursuant to the Supplemental Expense Limitation agreement for the JOHCM International Opportunities Fund are not subject to repayment in future years. The agreement to waive fees and reimburse expenses may be terminated by the Board at any time and will terminate automatically upon termination of the Agreement.
For the year ended September 30, 2025, the Funds incurred advisory fees payable to PAFS, received expense waivers/reimbursements from PAFS, and paid expense recoupments to PAFS as follows:
Fund	Advisory Fee to PAFS	Expenses Reduced by PAFS	Advisory Waivers Recouped by PAFS
JOHCM Emerging Markets Discovery Fund	$608,939	$211,803	$—
JOHCM Emerging Markets Opportunities Fund	10,463,952	27,714	68,097
JOHCM International Opportunities Fund	997,405	571,512	—
JOHCM International Select Fund	31,759,104	67,106	561,309

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PERPETUAL AMERICAS FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

The balances of recoverable expenses to PAFS by the Funds at September 30, 2025 were as follows:
For the year ended:	Expiring	JOHCM Emerging Markets Discovery Fund	JOHCM Emerging Markets Opportunities Fund	JOHCM International Opportunities Fund	JOHCM International Select Fund
September 30, 2023	September 30, 2026	$165,037	$ —	$63,071	$20,053
September 30, 2024	September 30, 2027	181,624	26,051	113,830	105,468
September 30, 2025	September 30, 2028	211,803	27,714	66,159	67,106
Balances of Recoverable Expenses to PAFS		$558,464	$53,765	$243,060	$192,627
Perpetual Americas Funds Distributors, LLC (the “Distributor”), a wholly owned subsidiary of Foreside Financial Group, LLC d/b/a ACA Group (“ACA Group”), provides distribution services to the Funds pursuant to a distribution agreement with the Trust, on behalf of the Funds. The Distributor acts as an agent of the Trust in connection with the offering of the shares of the Funds on a continuous basis. Under a separate Distribution Services and License Agreement, PAFS, at its own expense, pays the Distributor an annual base fee, an asset-based fee and reimbursement for certain expenses and out-of-pocket costs incurred on behalf of the Funds. Neither the Distributor nor ACA Group is affiliated with the Trust or the Adviser .
The Northern Trust Company (“Northern Trust”) serves as the administrator, transfer agent, custodian and fund accounting agent for the Funds pursuant to written agreements with the Trust on behalf of the Funds. The Funds have agreed to pay Northern Trust a tiered basis-point fee based on the Trust’s complex level net assets, certain per account and transaction charges, other fees for additional service activities, and reimbursement of certain expense. Total fees paid to Northern Trust for their services are reflected as “Accounting and Administration” fees on the Statements of Operations.
Prior to July 14, 2025, Foreside Fund Officer Services, LLC, an affiliate of ACA Group, provided principal financial officer and treasurer services for the Funds pursuant to a written agreement with the Trust on behalf of the Funds. The Funds agreed to pay ACA Group an annual fee based on the level of net assets in the Fund complex, subject to an overall minimum annual fee of $200,000 for these services, and reimburse for certain expenses incurred on behalf of the Funds. Total fees allocated to the Funds and paid to ACA Group pursuant to these agreements are reflected as “Treasurer Service” fees on the Statements of Operations.
PAFS and the Trust have entered into an Amended and Restated Administration and Compliance Support Services Agreement (the “ACSS Agreement”) pursuant to which PAFS provides, coordinates or otherwise supports the provision of, administration and compliance services for the Trust. As full compensation for the services rendered and expenses borne by PAFS in connection with the services PAFS provides under the ACSS Agreement, the Trust, on behalf of each Fund, agrees to reimburse PAFS in such amounts as are approved by the Board from time to time. Total fees allocated to the Funds and paid to PAFS pursuant to the ACSS Agreement are reflected as “Compliance” fees in the Statements of Operations.
PAFS and the Trust have entered into an Amended and Restated Institutional Class Shareholder Services, Recordkeeping and Sub-Transfer Agency Agreement (the “Shareholder Services Agreement”). Pursuant to the Shareholder Services Agreement, the Trust, on behalf of each Fund, agrees that Institutional Shares of each Fund shall reimburse PAFS or its designee for any payments PAFS or such designee makes to third-party service providers for personal services, accounting or subaccounting, recordkeeping and/or other administrative services provided to beneficial holders of Institutional Class shares of the Funds. Payments by a Fund pursuant to the Shareholder Services Agreement shall not exceed such amounts as are approved by the Board from time to time. Total fees reimbursed to PAFS pursuant to the Shareholder Services Agreement are reflected as “Shareholder Services - Institutional Shares” fees in the Statements of Operations.
Certain officers of the Trust are affiliated with PAFS and receive no compensation directly from the Funds for serving in their respective roles. The Trust pays each trustee who is not an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act (“Independent Trustee”) compensation for their services based on an annual retainer of $140,000, certain committee and chairperson retainers and
47

PERPETUAL AMERICAS FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

reimbursement for certain expenses. For the year ended September 30, 2025, the aggregate Independent Trustee compensation paid by the Trust was $754,000. The amount of total Independent Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Funds is reflected as “Trustees” expenses on the Statements of Operations.
C. Rule 12b-1 Plan
The Funds have adopted an amended plan under Rule 12b-1 that is applicable to Advisor Shares and Investor Shares to pay for certain distribution and promotional activities related to marketing of their shares. Each Fund will pay the Distributor a fee for the principal underwriter’s services in connection with the sales and promotion of the Funds, including its expenses in connection therewith at annual rates of 0.10% and 0.25% of the average daily net assets of the outstanding Advisor Shares and Investor Shares, respectively. Total fees paid pursuant to the plan are reflected as “Distribution (Rule 12b-1) fees” on the Statements of Operations.
D. Credit Agreements
The Trust, on behalf of the Funds, has entered into a $150 million revolving credit facility agreement (the “Credit Agreement”) with Northern Trust for liquidity or for other temporary or emergency purposes which permits the Funds to borrow up to an aggregate amount of $150 million, $50 million of which is committed and $100 million of which is uncommitted.  Any advance under the Credit Agreement will accrue interest at a rate per annum equivalent to the Fund's option of the sum of the U.S. Federal Fund Target Rate plus 1.30%, the daily Simple Secured Overnight Financing Rate plus 1.30% or the Prime Rate minus 1.50%.
During the year ended September 30, 2025, the following Funds had borrowings with the average loan, weighted interest rate and interest expense as disclosed below:
Fund	Dollar Amount	Days Outstanding	Rate	Interest Expense
JOHCM Emerging Markets Discovery Fund	$400,500	10	6.14%	683
JOHCM Emerging Markets Opportunities Fund	1,943,750	8	5.63	2,431
JOHCM International Opportunities Fund	600,000	1	5.63	94
JOHCM International Select Fund	20,294,615	26	5.82	85,295
The interest expense amounts are included in the “Interest Expense” on the Statements of Operations.
E. Investment Transactions
For the year ended September 30, 2025, the aggregate cost of purchases and proceeds from sales of securities (excluding short-term investments and U.S. government securities) for the Funds were as follows:
Fund	Cost of Purchases	Proceeds from Sales
JOHCM Emerging Markets Discovery Fund	$79,562,143	$89,987,895
JOHCM Emerging Markets Opportunities Fund	160,998,124	196,872,209
JOHCM International Opportunities Fund	336,913,104	58,832,118
JOHCM International Select Fund	3,359,952,066	5,720,267,173
48

PERPETUAL AMERICAS FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

F. U.S. Federal Income Tax
As of September 30, 2025, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for U.S. Federal income tax purposes, were as follows:
Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
JOHCM Emerging Markets Discovery Fund	$57,796,857	$11,225,212	$ (1,612,132)	$9,613,080
JOHCM Emerging Markets Opportunities Fund	1,051,297,681	365,941,731	(71,473,846)	294,467,885
JOHCM International Opportunities Fund	321,216,355	24,524,582	(5,236,589)	19,287,993
JOHCM International Select Fund	2,326,295,921	695,126,739	(27,471,433)	667,655,306

The tax character of distributions paid by the Funds during the latest tax years ended September 30, 2025 and September 30, 2024 were as follows:
	Distributions From
Fund	Ordinary Income* 2025	Long-Term Capital Gains 2025	Ordinary Income* 2024	Long-Term Capital Gains 2024
JOHCM Emerging Markets Discovery Fund	$1,073,925	$3,814,606 **	$505,083	$— **
JOHCM Emerging Markets Opportunities Fund	12,893,651	—	15,976,561	—
JOHCM International Opportunities Fund	1,528,212	321,271	50,314	—
JOHCM International Select Fund	70,149,501	—	104,424,830	—

*	Ordinary income includes short-term capital gains, if any.
**
The amounts do not include tax equalization utilized of $179,204 and $310,972 in net long term capital gains for the years 2024 and 2025, respectively, which the
Fund designated as being distributed to shareholders on their redemption of shares.

Primarily as a result of differing book/tax treatment of tax equalization, the Funds made reclassifications among certain capital accounts. These reclassifications have no effect on net assets or net asset value per share. As of September 30, 2025, the following reclassifications were made to the Funds’ Statements of Assets and Liabilities:
Fund	Distributable Earnings (Loss)	Paid-in Capital
JOHCM Emerging Markets Discovery Fund	$ (312,036)	$312,036
As of the latest tax year ended September 30, 2025, the components of accumulated earnings on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Distributions Payable	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
JOHCM Emerging Markets Discovery Fund	$2,014,984	$4,301,996	$—	$—	$—	$9,453,839	$15,770,819
JOHCM Emerging Markets Opportunities Fund	29,507,077	8,040,545	—	—	—	293,924,394	331,472,016
JOHCM International Opportunities Fund	2,813,189	2,276,951	—	—	—	19,302,082	24,392,222
JOHCM International Select Fund	34,648,184	—	(22,773,153)	—	—	668,586,678	680,461,709

49

PERPETUAL AMERICAS FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

As of the latest tax year ended September 30, 2025, capital losses incurred by the Funds are carried forward indefinitely under the provisions of the Regulated Investment Company Modernization Act of 2010 and are as follows:
Fund	Short-Term Capital Loss Carry-Forward	Long-Term Capital Loss Carry-Forward
JOHCM International Select Fund	$22,773,153	$—
During the latest tax year ended September 30, 2025, the JOHCM Emerging Markets Opportunities Fund and JOHCM International Select Fund utilized $15,504,895 and $633,924,147, respectively, in capital loss carry forwards.
G. Capital Share Transactions
Transactions in dollars for the year ended September 30, 2025, were as follows:
Fund	Class	Proceeds from Shares Sold	Reinvestments of Dividends	Payments for Shares Redeemed	Net Increase (Decrease) in Net Assets
JOHCM Emerging Markets Discovery Fund	Advisor Shares	$1,029,789	$384,989	$ (4,345,812)	$ (2,931,034)
JOHCM Emerging Markets Discovery Fund	Institutional Shares	16,724,664	4,198,932	(22,530,812)	(1,607,216)
JOHCM Emerging Markets Opportunities Fund	Advisor Shares	16,331,518	487,262	(13,160,491)	3,658,289
JOHCM Emerging Markets Opportunities Fund	Investor Shares	8,218,269	230,617	(10,261,010)	(1,812,124)
JOHCM Emerging Markets Opportunities Fund	Institutional Shares	194,519,962	9,901,380	(251,868,944)	(47,447,602)
JOHCM International Opportunities Fund	Institutional Shares	355,806,691	1,762,924	(22,972,227)	334,597,388
JOHCM International Select Fund	Investor Shares	6,046,554	5,168,911	(196,876,985)	(185,661,520)
JOHCM International Select Fund	Institutional Shares	317,574,857	38,740,840	(2,437,870,591)	(2,081,554,894)

Transactions in shares for the year ended September 30, 2025, were as follows:
Fund	Class	Shares Sold	Shares From Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) in Shares
JOHCM Emerging Markets Discovery Fund	Advisor Shares	74,774	28,266	(304,491)	(201,451)
JOHCM Emerging Markets Discovery Fund	Institutional Shares	1,259,078	308,745	(1,676,993)	(109,170)
JOHCM Emerging Markets Opportunities Fund	Advisor Shares	1,332,133	41,575	(1,042,346)	331,362
JOHCM Emerging Markets Opportunities Fund	Investor Shares	639,501	19,677	(780,323)	(121,145)
JOHCM Emerging Markets Opportunities Fund	Institutional Shares	15,464,916	843,389	(20,283,183)	(3,974,878)
JOHCM International Opportunities Fund	Institutional Shares	25,517,806	144,621	(1,663,222)	23,999,205
JOHCM International Select Fund	Investor Shares	245,552	215,731	(7,847,887)	(7,386,604)
JOHCM International Select Fund	Institutional Shares	13,151,591	1,622,993	(99,975,729)	(85,201,145)

50

PERPETUAL AMERICAS FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

Transactions in dollars for the year ended September 30, 2024, were as follows:
Fund	Class	Proceeds from Shares Sold	Reinvestments of Dividends	Payments for Shares Redeemed	Net Increase (Decrease) in Net Assets
JOHCM Emerging Markets Discovery Fund	Advisor Shares	$3,381,729	$34,509	$ (1,203,221)	$2,213,017
JOHCM Emerging Markets Discovery Fund	Institutional Shares	20,787,950	345,061	(16,539,861)	4,593,150
JOHCM Emerging Markets Opportunities Fund	Advisor Shares	9,085,437	622,846	(9,884,083)	(175,800)
JOHCM Emerging Markets Opportunities Fund	Investor Shares	11,332,956	383,614	(12,476,392)	(759,822)
JOHCM Emerging Markets Opportunities Fund	Institutional Shares	386,341,461	11,555,983	(321,282,473)	76,614,971
JOHCM International Opportunities Fund	Institutional Shares	28,844,229	789	(266,315)	28,578,703
JOHCM International Select Fund	Investor Shares	7,754,685	6,186,142	(21,057,626)	(7,116,799)
JOHCM International Select Fund	Institutional Shares	594,810,235	62,386,683	(1,760,423,359)	(1,103,226,441)

Transactions in shares for the year ended September 30, 2024, were as follows:
Fund	Class	Shares Sold	Shares From Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) in Shares
JOHCM Emerging Markets Discovery Fund	Advisor Shares	242,543	2,610	(86,879)	158,274
JOHCM Emerging Markets Discovery Fund	Institutional Shares	1,458,152	26,141	(1,157,654)	326,639
JOHCM Emerging Markets Opportunities Fund	Advisor Shares	835,748	59,889	(891,471)	4,166
JOHCM Emerging Markets Opportunities Fund	Investor Shares	1,065,474	36,921	(1,160,472)	(58,077)
JOHCM Emerging Markets Opportunities Fund	Institutional Shares	34,755,632	1,109,020	(29,996,227)	5,868,425
JOHCM International Opportunities Fund	Institutional Shares	2,411,352	69	(20,642)	2,390,779
JOHCM International Select Fund	Investor Shares	329,735	275,921	(891,587)	(285,931)
JOHCM International Select Fund	Institutional Shares	25,383,741	2,792,600	(74,596,627)	(46,420,286)

H. Concentration of Ownership
A significant portion of a Fund’s shares may be held in a limited number of shareholder accounts, including in certain omnibus or institutional accounts which typically hold shares for the benefit of other underlying investors. To the extent that a shareholder or group of shareholders redeem a significant portion of the shares issued by a Fund, this could have a disruptive impact on the efficient implementation of a Fund’s investment strategy.
As of September 30, 2025, PAFS or PAFS affiliates held outstanding shares of the Funds as follows:
Fund	Class	% Ownership
JOHCM Emerging Markets Discovery Fund	Advisor Shares	3.2
JOHCM International Opportunities Fund	Institutional Shares	6.8
I. New Accounting Pronouncements
In December 2023, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2023-09, Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. The ASU is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. At this time, management is evaluating the implications of these changes on the financial statements.
51

PERPETUAL AMERICAS FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

J. Subsequent Events
Management has evaluated all subsequent transactions and event through the date on which these financial statement were issued and has determined that no additional items require disclosure in these financial statements.
52

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Perpetual Americas Funds Trust and Shareholders of JOHCM Emerging Markets Discovery Fund, JOHCM Emerging Markets Opportunities Fund, JOHCM International Opportunities Fund, and JOHCM International Select Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of JOHCM Emerging Markets Discovery Fund, JOHCM Emerging Markets Opportunities Fund, JOHCM International Opportunities Fund, and JOHCM International Select Fund (four of the funds constituting Perpetual Americas Funds Trust, hereafter collectively referred to as the "Funds") as of September 30, 2025, the related statements of operations for the year ended September 30, 2025, the statements of changes in net assets for each of the two years in the period ended September 30, 2025, including the related notes, and the financial highlights for each of the five years in the period ended  (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2025, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2025 and each of the financial highlights for each of the five years in the period ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
November 21, 2025
We have served as the auditor of one or more investment companies in Perpetual Americas Funds Trust since 2014.
53

PERPETUAL AMERICAS FUNDS TRUST
ADDITIONAL INFORMATION
September 30, 2025 (Unaudited)

A. Qualified Dividend Income (QDI)
Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2025 for the below Funds are designated as QDI, as defined in the Act, subject to reduced tax rates in 2025:
Fund	QDI Percentage
JOHCM Emerging Markets Discovery Fund	75.87%
JOHCM Emerging Markets Opportunities Fund	93.78%
JOHCM International Opportunities Fund	31.60%
JOHCM International Select Fund	100.00%
B. Corporate Dividends Received Deduction (DRD)
A percentage of the dividends distributed during the fiscal year ended September 30, 2025 for the Fund qualifies for the DRD for corporate shareholders:
Fund	Corporate DRD Percentage
JOHCM International Opportunities Fund	1.08%
JOHCM International Select Fund	3.06%
C. Foreign Tax Credit
The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:
Fund	Foreign Tax Credit	Foreign Source Income
JOHCM Emerging Markets Discovery Fund	$0.0620 *	$0.1677 *
JOHCM Emerging Markets Opportunities Fund	$0.0292	$0.2625
JOHCM International Opportunities Fund	$0.0154	$0.1244
JOHCM International Select Fund	$0.0453	$0.2110

*	2024 Distributions Paid
54

PERPETUAL AMERICAS FUNDS TRUST
CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
September 30, 2025 (Unaudited)

Not Applicable.
55

PERPETUAL AMERICAS FUNDS TRUST
PROXY DISCLOSURES
September 30, 2025 (Unaudited)

Not Applicable.
56

PERPETUAL AMERICAS FUNDS TRUST
REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS
September 30, 2025 (Unaudited)

Included on page 48 in the Notes to Financial Statements.
57

PERPETUAL AMERICAS FUNDS TRUST
STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
September 30, 2025 (Unaudited)

Not Applicable.
58

Investment Adviser
JOHCM (USA) Inc
1 Congress Street, Suite 3101
Boston, Massachusetts 02114
Custodian
The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Ropes & Gray LLP
Prudential Tower, 800 Boylston Street
Boston, Massachusetts 02199
Distributor
Perpetual Americas Funds Distributors, LLC
190 Middle Street, Suite 301
Portland, Maine 04101
For Additional Information, call
866-260-9549 (toll free) or 312-557-5913
PAFT 09/25

TSW CORE PLUS BOND FUND
TSW EMERGING MARKETS FUND
TSW HIGH YIELD BOND FUND
TSW LARGE CAP VALUE FUND
ANNUAL FINANCIAL STATEMENTS
AND ADDITIONAL INFORMATION
September 30, 2025

TSW MUTUAL FUNDS

September 30, 2025

TSW MUTUAL FUNDS
TSW CORE PLUS BOND FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
CORPORATE BONDS	51.9%
Aerospace & Defense	2.2%
Boeing (The) Co. 6.26%, 05/01/27		$500,000	$514,459
TransDigm, Inc.,
6.75%, 08/15/28(a)		500,000	509,529
6.38%, 05/31/33(a)		625,000	632,027
			1,656,015
Asset Management	2.5%
Acadian Asset Management, Inc. 4.80%, 07/27/26		1,000,000	996,589
Ares Capital Corp. 7.00%, 01/15/27		150,000	154,401
Charles Schwab (The) Corp. (Variable, U.S. SOFR + 2.21%) 5.64%, 05/19/29(b)		175,000	181,736
Citadel L.P. 6.38%, 01/23/32(a)		330,000	349,277
FS KKR Capital Corp. 6.88%, 08/15/29		200,000	204,859
			1,886,862
Automotive	1.4%
American Axle & Manufacturing, Inc. 10/15/33(a)(c)		500,000	503,898
General Motors Co. 5.40%, 10/15/29		100,000	103,286
General Motors Financial Co., Inc. 5.35%, 07/15/27		450,000	458,146
			1,065,330
Banking	1.5%
Bank of America Corp. (Variable, U.S. SOFR + 1.91%) 5.43%, 08/15/35(b)		75,000	76,508
FNB Corp. (Variable, U.S. SOFR Compounded Index + 1.93%) 5.72%, 12/11/30(b)		730,000	741,276
JPMorgan Chase & Co. 3.20%, 06/15/26		300,000	298,272
			1,116,056
Biotechnology & Pharmaceuticals	0.7%
AbbVie, Inc. 2.95%, 11/21/26		350,000	345,982
Harrow, Inc. 8.63%, 09/15/30(a)		200,000	208,000
			553,982
See Notes to Financial Statements.
1

TSW MUTUAL FUNDS
TSW CORE PLUS BOND FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
Capital Goods	1.2%
Ferguson Enterprises, Inc. 5.00%, 10/03/34		$500,000	$503,428
Sonoco Products Co. 4.60%, 09/01/29		400,000	402,374
			905,802
Commercial Support Services	0.3%
GEO Group (The), Inc. 8.63%, 04/15/29		250,000	264,683
Construction Materials	0.6%
Quikrete Holdings, Inc. 6.38%, 03/01/32(a)		450,000	466,130
Consumer Non-Cyclical	0.3%
Quest Diagnostics, Inc. 5.00%, 12/15/34		200,000	202,435
Consumer Services	0.6%
PROG Holdings, Inc. 6.00%, 11/15/29(a)		500,000	491,040
Containers & Packaging	0.8%
Sealed Air Corp./Sealed Air Corp. U.S. 6.13%, 02/01/28(a)		600,000	608,287
Diversified Industrials	0.2%
Parker-Hannifin Corp. 4.20%, 11/21/34		200,000	193,867
Electric Utilities	3.5%
Duke Energy Carolinas LLC 4.85%, 01/15/34		250,000	253,101
Public Service Co. of Oklahoma,
5.20%, 01/15/35		500,000	506,173
5.45%, 01/15/36		1,000,000	1,021,469
Southern (The) Co. 3.70%, 04/30/30		400,000	389,883
Vistra Operations Co. LLC 5.70%, 12/30/34(a)		250,000	258,705
Wisconsin Electric Power Co. 4.60%, 10/01/34		200,000	198,867
			2,628,198
Electrical Equipment	2.0%
Hubbell, Inc. 3.15%, 08/15/27		150,000	147,305
Keysight Technologies, Inc. 4.95%, 10/15/34		500,000	503,164
Otis Worldwide Corp. 5.13%, 11/19/31		475,000	492,421
See Notes to Financial Statements.
2

TSW MUTUAL FUNDS
TSW CORE PLUS BOND FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
WESCO Distribution, Inc.,
6.38%, 03/15/29(a)		$250,000	$257,395
6.63%, 03/15/32(a)		150,000	155,883
			1,556,168
Engineering & Construction	0.5%
Quanta Services, Inc.,
4.75%, 08/09/27		200,000	202,283
5.25%, 08/09/34		165,000	169,159
			371,442
Entertainment Content	0.5%
Netflix, Inc. 4.90%, 08/15/34		400,000	412,621
Food	1.1%
Kraft Heinz Foods Co. 6.50%, 02/09/40		500,000	541,334
Post Holdings, Inc. 6.38%, 03/01/33(a)		300,000	302,793
			844,127
Gas & Water Utilities	1.5%
American Water Capital Corp. 2.95%, 09/01/27		200,000	196,175
Atmos Energy Corp. 5.20%, 08/15/35		410,000	419,736
National Fuel Gas Co. 5.95%, 03/15/35		500,000	521,431
			1,137,342
Health Care Facilities & Services	3.8%
DaVita, Inc. 6.88%, 09/01/32(a)		100,000	103,304
Elevance Health, Inc. 4.95%, 11/01/31		1,000,000	1,018,284
Global Medical Response, Inc. 7.38%, 10/01/32(a)		550,000	566,120
Laboratory Corp. of America Holdings 4.80%, 10/01/34		250,000	248,060
Molina Healthcare, Inc. 6.25%, 01/15/33(a)		200,000	202,222
UnitedHealth Group, Inc. 5.15%, 07/15/34		730,000	749,240
			2,887,230
Industrial Support Services	1.3%
Herc Holdings, Inc. 5.50%, 07/15/27(a)		1,000,000	997,496
See Notes to Financial Statements.
3

TSW MUTUAL FUNDS
TSW CORE PLUS BOND FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
Institutional Financial Services	1.5%
Goldman Sachs Group (The), Inc. 3.85%, 01/26/27		$900,000	$897,407
Morgan Stanley 3.95%, 04/23/27		200,000	199,562
StoneX Group, Inc. 7.88%, 03/01/31(a)		50,000	52,580
			1,149,549
Insurance	2.2%
American International Group, Inc. 5.13%, 03/27/33		900,000	925,853
Equitable Financial Life Global Funding 5.00%, 03/27/30(a)		700,000	717,241
			1,643,094
Internet Media & Services	0.9%
Expedia Group, Inc. 3.25%, 02/15/30		75,000	71,658
Match Group Holdings II LLC 6.13%, 09/15/33(a)		600,000	605,271
			676,929
IT Services	2.4%
International Business Machines Corp. 5.70%, 02/10/55		750,000	760,345
Leidos, Inc. 5.50%, 03/15/35		1,000,000	1,036,126
			1,796,471
Leisure Facilities & Services	1.0%
Lindblad Expeditions LLC 7.00%, 09/15/30(a)		350,000	356,752
McDonald's Corp. 3.50%, 03/01/27		400,000	397,460
			754,212
Machinery	0.6%
Ingersoll Rand, Inc. 5.70%, 08/14/33		400,000	424,929
See Notes to Financial Statements.
4

TSW MUTUAL FUNDS
TSW CORE PLUS BOND FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
Oil & Gas Supply Chain	4.9%
Hess Midstream Operations L.P. 6.50%, 06/01/29(a)		$325,000	$335,184
Kinder Morgan, Inc. 5.85%, 06/01/35		500,000	526,596
MPLX L.P. 5.40%, 04/01/35		1,250,000	1,260,194
Murphy Oil Corp. 6.00%, 10/01/32		500,000	493,311
ONEOK Partners L.P. 6.85%, 10/15/37		225,000	247,975
PBF Holding Co. LLC/PBF Finance Corp. 9.88%, 03/15/30(a)		200,000	209,612
Sunoco L.P. 7.25%, 05/01/32(a)		400,000	419,792
Sunoco L.P./Sunoco Finance Corp. 7.00%, 09/15/28(a)		250,000	257,738
			3,750,402
Publishing & Broadcasting	1.1%
Nexstar Media, Inc. 4.75%, 11/01/28(a)		825,000	805,235
Real Estate Investment Trusts	0.8%
American Assets Trust L.P. 6.15%, 10/01/34		250,000	254,421
Realty Income Corp. 4.85%, 03/15/30		250,000	256,371
Ventas Realty L.P. 3.00%, 01/15/30		100,000	94,667
			605,459
Retail - Discretionary	1.7%
Bath & Body Works, Inc. 6.88%, 11/01/35		455,000	473,210
Genuine Parts Co. 4.95%, 08/15/29		275,000	279,853
Lowe's Cos., Inc. 3.10%, 05/03/27		400,000	394,181
Macy's Retail Holdings LLC 7.38%, 08/01/33(a)		150,000	156,408
			1,303,652
Semiconductors	1.1%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.88%, 01/15/27		300,000	299,775
Broadcom, Inc. 4.55%, 02/15/32		500,000	503,474
			803,249
Software	1.3%
CoreWeave, Inc. 9.25%, 06/01/30(a)		150,000	154,919
See Notes to Financial Statements.
5

TSW MUTUAL FUNDS
TSW CORE PLUS BOND FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
Oracle Corp. 4.90%, 02/06/33		$400,000	$403,619
Roper Technologies, Inc. 4.50%, 10/15/29		400,000	403,809
			962,347
Specialty Finance	2.5%
Burford Capital Global Finance LLC 9.25%, 07/01/31(a)		200,000	212,513
Capital One Financial Corp. (Variable, U.S. SOFR + 2.04%) 6.18%, 01/30/36(b)		700,000	726,149
FTAI Aviation Investors LLC 7.00%, 06/15/32(a)		400,000	418,609
GATX Corp. 4.00%, 06/30/30		200,000	196,649
Rithm Capital Corp. 8.00%, 07/15/30(a)		300,000	307,125
			1,861,045
Technology Hardware	1.9%
Dell International LLC/EMC Corp.,
4.35%, 02/01/30		660,000	657,885
02/15/31(c)		700,000	698,382
NCR Atleos Corp. 9.50%, 04/01/29(a)		50,000	54,126
			1,410,393
Telecommunications	1.2%
T-Mobile USA, Inc. 2.25%, 11/15/31		1,000,000	879,725
Transportation Equipment	0.1%
JB Poindexter & Co., Inc. 8.75%, 12/15/31(a)		50,000	52,368
Wholesale - Consumer Staples	0.2%
Performance Food Group, Inc. 6.13%, 09/15/32(a)		150,000	153,647
TOTAL CORPORATE BONDS (Cost $38,697,730)			39,277,819
FOREIGN ISSUER BONDS	0.1%
Electric Utilities	0.1%
TransAlta Corp. 7.75%, 11/15/29 (Canada)		50,000	51,990
TOTAL FOREIGN ISSUER BONDS (Cost $51,731)			51,990
See Notes to Financial Statements.
6

TSW MUTUAL FUNDS
TSW CORE PLUS BOND FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
MORTGAGE-BACKED SECURITIES	8.7%
U.S. Government Agencies	8.7%
Freddie Mac Pool #SD8276, 5.00%, 12/01/52		$183,411	$182,771
Freddie Mac Pool #SD8233, 5.00%, 07/01/52		1,489,124	1,485,770
Fannie Mae Pool #BM4854, 4.50%, 08/01/44		445,396	446,057
Fannie Mae Pool #MA5313, 5.50%, 03/01/44		2,633,742	2,693,439
Fannie Mae Pool #MA5498, 6.00%, 10/01/54		1,786,248	1,826,725
TOTAL MORTGAGE-BACKED SECURITIES (Cost $6,559,543)			6,634,762
U.S. GOVERNMENT OBLIGATIONS	33.7%
U.S. Treasury Bonds, 4.38%, 08/15/43		250,000	241,270
U.S. Treasury Bonds, 4.75%, 11/15/43		250,000	252,656
U.S. Treasury Bonds, 4.13%, 08/15/44		2,350,000	2,181,277
U.S. Treasury Bonds, 4.25%, 02/15/54		750,000	692,285
U.S. Treasury Bonds, 4.63%, 05/15/54		750,000	736,875
U.S. Treasury Bonds, 4.25%, 08/15/54		1,000,000	923,125
U.S. Treasury Bonds, 4.63%, 02/15/55		650,000	638,930
U.S. Treasury Notes, 4.63%, 09/15/26		50,000	50,418
U.S. Treasury Notes, 4.00%, 01/15/27		700,000	702,625
U.S. Treasury Notes, 4.00%, 02/29/28		450,000	453,973
U.S. Treasury Notes, 3.50%, 04/30/28		400,000	398,844
U.S. Treasury Notes, 3.75%, 12/31/28		1,000,000	1,003,164
U.S. Treasury Notes, 3.63%, 08/31/29		250,000	249,395
U.S. Treasury Notes, 3.50%, 09/30/29		1,000,000	992,930
U.S. Treasury Notes, 3.88%, 09/30/29		250,000	251,709
U.S. Treasury Notes, 3.88%, 12/31/29		1,000,000	1,006,406
U.S. Treasury Notes, 4.00%, 03/31/30		2,500,000	2,528,613
See Notes to Financial Statements.
7

TSW MUTUAL FUNDS
TSW CORE PLUS BOND FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
U.S. Treasury Notes, 4.00%, 05/31/30		$450,000	$455,273
U.S. Treasury Notes, 4.00%, 07/31/30		300,000	303,387
U.S. Treasury Notes, 4.38%, 11/30/30		1,050,000	1,079,654
U.S. Treasury Notes, 4.63%, 05/31/31		250,000	260,234
U.S. Treasury Notes, 3.75%, 08/31/31		350,000	348,414
U.S. Treasury Notes, 3.63%, 09/30/31		1,000,000	988,281
U.S. Treasury Notes, 4.13%, 10/31/31		1,600,000	1,623,375
U.S. Treasury Notes, 4.13%, 05/31/32		300,000	303,797
U.S. Treasury Notes, 4.13%, 11/15/32		2,600,000	2,630,266
U.S. Treasury Notes, 4.00%, 02/15/34		250,000	249,346
U.S. Treasury Notes, 3.88%, 08/15/34		3,250,000	3,200,234
U.S. Treasury Notes, 4.63%, 02/15/35		750,000	779,414
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $25,738,781)			25,526,170

	Percentage of Net Assets	Shares	Value
SHORT-TERM INVESTMENTS	5.3%
Northern Institutional Treasury Portfolio (Premier Class), 3.95%(d)		3,988,016	3,988,016
TOTAL SHORT-TERM INVESTMENTS (Cost $3,988,016)			3,988,016
TOTAL INVESTMENTS (Cost $75,035,801)	99.7%		75,478,757
NET OTHER ASSETS (LIABILITIES)	0.3%		238,353
NET ASSETS	100.0%		$75,717,110

(a)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2025, these securities had a total value of $11,881,227 or 16% of net assets.

(b)Variable or floating rate security. The rate presented is the rate in effect at September 30, 2025, and the related index and spread are shown parenthetically for each security.
(c)When-Issued Security. Coupon rate is not in effect at September 30, 2025.
(d)7-day current yield as of September 30, 2025 is disclosed.

Abbreviations:
SOFR – Secured Overnight Financing Rate
See Notes to Financial Statements.
8

TSW MUTUAL FUNDS
TSW CORE PLUS BOND FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

At September 30, 2025 the TSW Core Plus Bond Fund's investments were concentrated as follows:
Fixed Income Credit Ratings (Unaudited)	% of Net Assets
AAA	42.4%
A	9.9
BBB	25.3
BBB-	0.3
BB	11.7
B	4.5
B-	0.3
Cash equivalents	5.3
Total	99.7%
See Notes to Financial Statements.
9

TSW MUTUAL FUNDS
TSW EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	98.8%
Brazil	3.5%
Arcos Dorados Holdings, Inc. - Class A		4,500	$30,375
Banco BTG Pactual S.A.(a)		7,900	71,634
Vale S.A.		5,300	57,339
			159,348
Canada	1.7%
Fairfax India Holdings Corp.(a)(b)		4,500	77,625
China	21.3%
Alibaba Group Holding Ltd.		9,800	219,168
Fu Shou Yuan International Group Ltd.		135,800	49,701
Kingdee International Software Group Co. Ltd.(a)		29,900	67,050
Kweichow Moutai Co. Ltd. - Class A		300	60,888
NetEase, Inc.		3,900	118,452
SITC International Holdings Co. Ltd.		17,000	65,452
Tencent Holdings Ltd.		3,200	272,671
Zijin Mining Group Co. Ltd. - Class H		28,500	119,159
			972,541
Greece	2.1%
Motor Oil Hellas Corinth Refineries S.A.		1,500	45,244
OPAP S.A.		2,100	48,975
			94,219
Guatemala	1.7%
Millicom International Cellular S.A.		1,550	75,237
Hong Kong	3.4%
AIA Group Ltd.		10,300	98,715
Lenovo Group Ltd.		37,500	55,567
			154,282
Hungary	0.9%
Richter Gedeon Nyrt		1,400	42,594
India	8.3%
360 ONE WAM Ltd.		3,900	44,927
Coal India Ltd.		9,800	43,061
HDFC Bank Ltd.		7,600	81,447
HEG Ltd.		7,600	43,239
ICICI Bank Ltd. - ADR		3,700	111,851
Reliance Industries Ltd. - GDR(b)		900	54,976
			379,501
Japan	1.0%
Nexon Co. Ltd.		2,100	46,086
Kazakhstan	1.3%
Halyk Savings Bank of Kazakhstan JSC - GDR - REG		2,400	60,426
Mexico	4.3%
Fibra Uno Administracion S.A. de C.V.		30,300	44,656
Fomento Economico Mexicano S.A.B. de C.V.		5,300	52,264
See Notes to Financial Statements.
10

TSW MUTUAL FUNDS
TSW EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Shares	Value
Promotora y Operadora de Infraestructura S.A.B. de C.V. - Class L		4,600	$47,719
Wal-Mart de Mexico S.A.B. de C.V.		16,200	50,041
			194,680
Philippines	1.5%
International Container Terminal Services, Inc.		8,700	70,556
Poland	1.1%
Allegro.eu S.A.(a)(b)		4,900	48,077
Saudi Arabia	1.4%
Saudi Awwal Bank		7,500	64,175
South Africa	4.0%
Naspers Ltd. - Class N		500	181,686
South Korea	13.0%
Hugel, Inc.(a)		200	42,975
Hyundai Motor Co.		500	76,652
KINX, Inc.		1,000	68,652
Krafton, Inc.(a)		300	62,641
Park Systems Corp.		300	55,335
Samsung Electronics Co. Ltd.		3,200	191,841
Shinhan Financial Group Co. Ltd.		1,900	95,794
			593,890
Taiwan	17.3%
Accton Technology Corp.		2,400	82,995
Acter Group Corp. Ltd.		3,100	79,208
E Ink Holdings, Inc.		10,100	80,243
Fusheng Precision Co. Ltd.		6,300	54,084
Taiwan Semiconductor Manufacturing Co. Ltd.		11,400	495,191
			791,721
Turkey	2.0%
Coca-Cola Icecek A.S.		42,600	47,176
KOC Holding A.S.		10,500	43,744
			90,920
United Arab Emirates	1.2%
Emaar Properties PJSC		15,400	54,751
United Kingdom	5.5%
Anglo American PLC		1,500	56,561
Georgia Capital PLC(a)		4,000	129,949
Investec PLC		8,900	66,655
			253,165
United States	2.3%
ACM Research, Inc. - Class A(a)		2,000	78,260
Tecnoglass, Inc.		400	26,764
			105,024
TOTAL COMMON STOCKS (Cost $3,232,651)			4,510,504
See Notes to Financial Statements.
11

TSW MUTUAL FUNDS
TSW EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Shares	Value
SHORT-TERM INVESTMENTS	0.7%
Northern Institutional Treasury Portfolio (Premier Class), 3.95%(c)		30,305	$30,305
TOTAL SHORT-TERM INVESTMENTS (Cost $30,305)			30,305
TOTAL INVESTMENTS (Cost $3,262,956)	99.5%		4,540,809
NET OTHER ASSETS (LIABILITIES)	0.5%		24,051
NET ASSETS	100.0%		$4,564,860

(a)Non-income producing security.
(b)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2025, these securities had a total value of $180,678 or 4% of net assets.

(c)7-day current yield as of September 30, 2025 is disclosed.

Abbreviations:
ADR – American Depositary Receipt
GDR – Global Depositary Receipt
REG – Registered
At September 30, 2025 the industry sectors (excluding short-term investments) for the TSW Emerging Markets Fund were:
Sector Allocation (Unaudited)	% of Net Assets
Information Technology	24.2%
Financials	19.9
Consumer Discretionary	15.7
Communication Services	14.2
Industrials	8.2
Materials	5.0
Consumer Staples	4.5
Energy	3.1
Real Estate	2.2
Health Care	1.8
Total	98.8%
See Notes to Financial Statements.
12

TSW MUTUAL FUNDS
TSW HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
CORPORATE BONDS	97.5%
Aerospace & Defense	1.3%
TransDigm, Inc. 6.38%, 05/31/33(a)		$125,000	$126,405
Asset Management	5.2%
Acadian Asset Management, Inc. 4.80%, 07/27/26		250,000	249,147
Citadel L.P. 6.38%, 01/23/32(a)		100,000	105,841
FS KKR Capital Corp. 7.88%, 01/15/29		150,000	157,584
			512,572
Automotive	2.6%
American Axle & Manufacturing, Inc. 10/15/33(a)(b)		250,000	251,949
Banking	0.5%
Citigroup, Inc. (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.73%) 6.95%, 02/15/30(c)(d)		50,000	51,350
Biotechnology & Pharmaceuticals	1.3%
Harrow, Inc. 8.63%, 09/15/30(a)		125,000	130,000
Cable & Satellite	0.9%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 05/01/32(a)		100,000	91,007
Commercial Support Services	3.2%
CoreCivic, Inc. 8.25%, 04/15/29		150,000	158,469
GEO Group (The), Inc. 8.63%, 04/15/29		150,000	158,809
			317,278
Construction Materials	1.0%
Quikrete Holdings, Inc. 6.38%, 03/01/32(a)		100,000	103,584
Consumer Services	3.5%
PROG Holdings, Inc. 6.00%, 11/15/29(a)		200,000	196,416
Upbound Group, Inc. 6.38%, 02/15/29(a)		150,000	148,029
			344,445
Electrical Equipment	1.5%
WESCO Distribution, Inc. 7.25%, 06/15/28(a)		150,000	151,950
See Notes to Financial Statements.
13

TSW MUTUAL FUNDS
TSW HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
Engineering & Construction	4.1%
Brundage-Bone Concrete Pumping Holdings, Inc. 7.50%, 02/01/32(a)		$200,000	$202,069
Installed Building Products, Inc. 5.75%, 02/01/28(a)		200,000	199,666
			401,735
Food	2.0%
Post Holdings, Inc. 6.38%, 03/01/33(a)		200,000	201,862
Health Care Facilities & Services	3.4%
DaVita, Inc. 6.88%, 09/01/32(a)		25,000	25,826
Global Medical Response, Inc. 7.38%, 10/01/32(a)		200,000	205,862
Molina Healthcare, Inc. 6.25%, 01/15/33(a)		100,000	101,111
			332,799
Home Construction	1.8%
Forestar Group, Inc. 5.00%, 03/01/28(a)		175,000	173,362
Household Products	1.8%
Edgewell Personal Care Co. 5.50%, 06/01/28(a)		183,000	182,608
Institutional Financial Services	2.4%
StoneX Group, Inc. 7.88%, 03/01/31(a)		225,000	236,612
Internet Media & Services	3.1%
Match Group Holdings II LLC 6.13%, 09/15/33(a)		150,000	151,318
Snap, Inc. 6.88%, 03/15/34(a)		150,000	151,819
			303,137
Leisure Facilities & Services	3.1%
Light & Wonder International, Inc. 7.50%, 09/01/31(a)		150,000	155,994
Marriott Ownership Resorts, Inc. 4.75%, 01/15/28		150,000	147,556
			303,550
Machinery	2.9%
Regal Rexnord Corp. 6.30%, 02/15/30		150,000	159,045
Titan International, Inc. 7.00%, 04/30/28		125,000	125,157
			284,202
See Notes to Financial Statements.
14

TSW MUTUAL FUNDS
TSW HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
Oil & Gas Supply Chain	9.1%
Hess Midstream Operations L.P. 6.50%, 06/01/29(a)		$125,000	$128,917
Murphy Oil Corp. 6.00%, 10/01/32		150,000	147,993
PBF Holding Co. LLC/PBF Finance Corp. 9.88%, 03/15/30(a)		125,000	131,008
Permian Resources Operating LLC 9.88%, 07/15/31(a)		147,000	159,906
Summit Midstream Holdings LLC 8.63%, 10/31/29(a)		175,000	175,861
Sunoco L.P./Sunoco Finance Corp. 7.00%, 09/15/28(a)		150,000	154,643
			898,328
Publishing & Broadcasting	1.7%
Nexstar Media, Inc. 4.75%, 11/01/28(a)		175,000	170,807
Real Estate Investment Trusts	5.4%
Iron Mountain, Inc. 6.25%, 01/15/33(a)		250,000	255,004
RHP Hotel Properties L.P./RHP Finance Corp. 7.25%, 07/15/28(a)		150,000	154,743
Uniti Group L.P./Uniti Group Finance 2019, Inc./CSL Capital LLC 10.50%, 02/15/28(a)		118,000	124,277
			534,024
Retail - Discretionary	10.6%
Academy Ltd. 6.00%, 11/15/27(a)		100,000	99,943
Bath & Body Works, Inc. 6.88%, 11/01/35		300,000	312,007
BlueLinx Holdings, Inc. 6.00%, 11/15/29(a)		150,000	147,669
Builders FirstSource, Inc. 5.00%, 03/01/30(a)		150,000	148,475
Dillard's, Inc. 7.75%, 07/15/26		175,000	177,968
Macy's Retail Holdings LLC 7.38%, 08/01/33(a)		150,000	156,409
			1,042,471
Software	4.2%
CoreWeave, Inc. 9.25%, 06/01/30(a)		150,000	154,919
Gen Digital, Inc. 6.25%, 04/01/33(a)		250,000	255,220
			410,139
See Notes to Financial Statements.
15

TSW MUTUAL FUNDS
TSW HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
Specialty Finance	11.6%
Burford Capital Global Finance LLC 6.25%, 04/15/28(a)		$200,000	$200,356
EZCORP, Inc. 7.38%, 04/01/32(a)		150,000	159,822
FTAI Aviation Investors LLC 7.00%, 06/15/32(a)		300,000	313,957
ILFC E-Capital Trust I 6.27%, 12/21/65(a)(c)		150,000	126,704
PRA Group, Inc. 5.00%, 10/01/29(a)		200,000	185,736
Rithm Capital Corp. 8.00%, 07/15/30(a)		150,000	153,563
			1,140,138
Technology Hardware	3.0%
NCR Atleos Corp. 9.50%, 04/01/29(a)		130,000	140,728
Seagate HDD Cayman 8.50%, 07/15/31		150,000	158,799
			299,527
Transportation & Logistics	3.4%
American Airlines, Inc.,
7.25%, 02/15/28(a)		100,000	102,446
8.50%, 05/15/29(a)		225,000	234,709
			337,155
Transportation Equipment	2.1%
JB Poindexter & Co., Inc. 8.75%, 12/15/31(a)		200,000	209,471
Wholesale - Consumer Staples	0.8%
United Natural Foods, Inc. 6.75%, 10/15/28(a)		75,000	74,994
TOTAL CORPORATE BONDS (Cost $9,454,709)			9,617,461
FOREIGN ISSUER BONDS	1.0%
Electric Utilities	1.0%
TransAlta Corp. 7.75%, 11/15/29 (Canada)		100,000	103,980
TOTAL FOREIGN ISSUER BONDS (Cost $101,961)			103,980

	Percentage of Net Assets	Shares	Value
SHORT-TERM INVESTMENTS	2.7%
Northern Institutional Treasury Portfolio (Premier Class), 3.95%(e)		262,928	262,928
TOTAL SHORT-TERM INVESTMENTS (Cost $262,928)			262,928
TOTAL INVESTMENTS (Cost $9,819,598)	101.2%		9,984,369
NET OTHER ASSETS (LIABILITIES)	(1.2%)		(115,883)
NET ASSETS	100.0%		$9,868,486

See Notes to Financial Statements.
16

TSW MUTUAL FUNDS
TSW HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

(a)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2025, these securities had a total value of $7,613,577 or 77% of net assets.

(b)When-Issued Security. Coupon rate is not in effect at September 30, 2025.
(c)Variable or floating rate security. The rate presented is the rate in effect at September 30, 2025, and the related index and spread are shown parenthetically for each security.
(d)Perpetual bond. Maturity date represents next call date.
(e)7-day current yield as of September 30, 2025 is disclosed.
At September 30, 2025 the TSW High Yield Bond Fund's investments were concentrated as follows:
Fixed Income Credit Ratings (Unaudited)	% of Net Assets
BBB	3.7%
BBB-	1.6
BB	55.6
B	33.9
B-	1.3
CCC	0.8
Cash equivalents	2.7
Not Rated	1.6
Total	101.2%
See Notes to Financial Statements.
17

TSW MUTUAL FUNDS
TSW LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	91.2%
Belgium	3.8%
Anheuser-Busch InBev S.A./N.V. - ADR		25,000	$1,490,250
Curacao	1.9%
Schlumberger N.V.		22,000	756,140
Denmark	1.1%
Novo Nordisk A/S - ADR		8,000	443,920
Germany	3.0%
Bayer A.G. - ADR		143,100	1,186,299
Ireland	3.1%
Jazz Pharmaceuticals PLC(a)		3,000	395,400
Willis Towers Watson PLC		2,400	829,080
			1,224,480
Netherlands	1.9%
AerCap Holdings N.V.		6,000	726,000
United States	76.4%
Adobe, Inc.(a)		1,200	423,300
Applied Materials, Inc.		3,000	614,220
Berkshire Hathaway, Inc. - Class B(a)		2,000	1,005,480
Bio-Rad Laboratories, Inc. - Class A(a)		2,000	560,780
Capital One Financial Corp.		4,996	1,062,050
Charter Communications, Inc. - Class A(a)		5,300	1,458,057
Chevron Corp.		8,200	1,273,378
Cigna (The) Group		2,709	780,869
Citigroup, Inc.		10,000	1,015,000
Corpay, Inc.(a)		2,000	576,120
Crown Castle, Inc.		9,000	868,410
CVS Health Corp.		13,200	995,148
Dominion Energy, Inc.		27,000	1,651,590
Elevance Health, Inc.		3,200	1,033,984
Evergy, Inc.		18,100	1,375,962
FedEx Corp.		2,000	471,620
First Citizens BancShares, Inc. - Class A		300	536,748
Fiserv, Inc.(a)		5,000	644,650
Global Payments, Inc.		9,800	814,184
HF Sinclair Corp.		18,000	942,120
Intel Corp.(a)		21,000	704,550
Jacobs Solutions, Inc.		3,000	449,580
Kinder Morgan, Inc.		35,600	1,007,836
Kraft Heinz (The) Co.		65,800	1,713,432
Lockheed Martin Corp.		2,000	998,420
McKesson Corp.		800	618,032
Merck & Co., Inc.		11,000	923,230
Pfizer, Inc.		31,700	807,716
Progressive (The) Corp.		2,900	716,155
See Notes to Financial Statements.
18

TSW MUTUAL FUNDS
TSW LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Shares	Value
Regeneron Pharmaceuticals, Inc.		1,500	$843,405
Sirius XM Holdings, Inc.		26,633	619,883
SS&C Technologies Holdings, Inc.		8,000	710,080
Warner Bros Discovery, Inc.(a)		43,200	843,696
Williams Cos. (The), Inc.		16,225	1,027,854
			30,087,539
TOTAL COMMON STOCKS (Cost $28,655,495)			35,914,628
SHORT-TERM INVESTMENTS	8.8%
Northern Institutional Treasury Portfolio (Premier Class), 3.95%(b)		3,475,567	3,475,567
TOTAL SHORT-TERM INVESTMENTS (Cost $3,475,567)			3,475,567
TOTAL INVESTMENTS (Cost $32,131,062)	100.0%		39,390,195
NET OTHER ASSETS (LIABILITIES)	0.0%		17,386
NET ASSETS	100.0%		$39,407,581

(a)Non-income producing security.
(b)7-day current yield as of September 30, 2025 is disclosed.

Abbreviations:
ADR – American Depositary Receipt
At September 30, 2025 the industry sectors (excluding short-term investments) for the TSW Large Cap Value Fund were:
Sector Allocation (Unaudited)	% of Net Assets
Health Care	21.7%
Financials	18.4
Energy	12.7
Industrials	8.5
Consumer Staples	8.1
Utilities	7.7
Communication Services	7.4
Information Technology	4.5
Real Estate	2.2
Total	91.2%
See Notes to Financial Statements.
19

TSW MUTUAL FUNDS
STATEMENTS OF ASSETS & LIABILITIES
September 30, 2025

	TSW Core Plus Bond Fund	TSW Emerging Markets Fund	TSW High Yield Bond Fund	TSW Large Cap Value Fund
Assets:
Investments, at cost	$75,035,801	$3,262,956	$9,819,598	$32,131,062
Investments, at value	75,478,757	4,540,809	9,984,369	39,390,195
Foreign currencies (Cost: $0, $4,756, $0 and $0, respectively)	—	4,607	—	—
Receivable for interest	729,643	—	164,447	—
Receivable for dividends	12,678	6,805	480	41,918
Reclaims receivable	—	144	—	14,873
Receivable for investments sold	—	122,480	—	—
Receivables for capital shares sold	889,928	—	—	3,480
Receivable from investment adviser	19,281	5,406	6,280	11,338
Prepaid expenses	14,378	13,086	15,424	12,151
Total Assets	77,144,665	4,693,337	10,171,000	39,473,955
Liabilities:
Cash overdraft	—	—	—	9,563
Securities purchased payable	—	81,657	—	—
Payable for when-issued securities	1,209,375	—	255,000	—
Capital shares redeemed payable	9,572	—	9,981	—
Distributions payable to shareholders	14,989	—	4,011	—
Investment advisory fees payable	24,368	2,924	4,043	18,602
Accounting and Administration fees payable	20,339	10,403	9,382	14,037
Audit fees payable	23,134	19,080	19,394	21,052
Compliance fees payable	1,174	68	157	606
Trustee fees payable	22	1	3	11
Deferred foreign capital gains tax payable	—	9,480	—	—
Foreign Tax Agent fees payable	—	4,596	—	155
Accrued Offering cost payable	120,402	—	—	—
Accrued expenses and other payables	4,180	268	543	2,348
Total Liabilities	1,427,555	128,477	302,514	66,374
Net Assets	$75,717,110	$4,564,860	$9,868,486	$39,407,581
Net Assets:
Paid in capital	$75,395,624	$4,013,586	$10,554,658	$27,606,323
Distributable earnings (loss)	321,486	551,274	(686,172)	11,801,258
Net Assets	$75,717,110	$4,564,860	$9,868,486	$39,407,581
Net Assets:
Institutional	$75,717,110	$4,564,860	$9,868,486	$39,407,581
Share of Common Stock Outstanding:
Institutional	7,432,904	391,582	1,053,346	2,684,817
Net Asset Value per Share:
Institutional	$10.19	$11.66	$9.37	$14.68
See Notes to Financial Statements.
20

TSW MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the year ended September 30, 2025

	TSW Core Plus Bond Fund	TSW Emerging Markets Fund	TSW High Yield Bond Fund	TSW Large Cap Value Fund
Investment Income:
Dividend income (Net of foreign withholding tax of $0, $18,349, $0 and $5,487, respectively)	$112,652	$171,728	$6,335	$871,491
Interest income	2,915,959	—	617,670	—
Total investment income	3,028,611	171,728	624,005	871,491
Operating expenses:
Investment advisory	250,556	55,247	48,473	216,835
Accounting and Administration fees	41,986	24,874	20,493	31,045
Treasurer service fees	1,864	239	301	1,155
Audit fees	22,141	20,176	19,848	21,182
Compliance fees	3,742	421	595	2,277
Trustees	6,971	784	1,126	4,306
Legal	33,741	4,560	5,966	43,257
Registration	17,014	28,768	22,349	21,892
Offering costs	85,216	—	—	—
Brokerage and trade cost analysis fees	16,108	160	254	1,003
Foreign tax agent fees	—	4,596	—	155
Other	14,754	4,924	5,996	12,691
Total expenses before reductions	494,093	144,749	125,401	355,798
Expenses reduced by investment advisor	(180,897)	(76,381)	(62,387)	(82,885)
Net expenses	313,196	68,368	63,014	272,913
Net investment income	2,715,415	103,360	560,991	598,578
Realized and Unrealized Gains (Losses) from Investment Activities:
Net realized gains (losses) from investment transactions	(121,972)	718,805	32,672	5,200,121
Net realized gains from foreign currency transactions	—	3,430	—	—
Change in unrealized appreciation (depreciation) on investments	264,984	279,898	19,610	(790,976)
Change in unrealized appreciation (depreciation) on foreign currency	—	(426)	—	—
Net realized and unrealized gains from investment activities	143,012	1,001,707	52,282	4,409,145
Change in Net Assets Resulting from Operations	$2,858,427	$1,105,067	$613,273	$5,007,723
See Notes to Financial Statements.
21

TSW MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended September 30, 2025 and 2024

	TSW Core Plus Bond Fund		TSW Emerging Markets Fund
	2025	2024(a)	2025	2024
Increase (decrease) in net assets:
Operations:
Net investment income	$2,715,415	$117,011	$103,360	$112,970
Net realized gains (losses) from investments and foreign currency transactions	(121,972)	237	722,235	(353,472)
Change in unrealized appreciation (depreciation) on investments and foreign currency	264,984	177,972	279,472	1,404,783
Change in net assets resulting from operations	2,858,427	295,220	1,105,067	1,164,281
Dividends paid to shareholders:
From distributable earnings:
Institutional Shares	(2,717,467)	(116,886)	(235,056)	(216,019)
Total dividends paid to shareholders	(2,717,467)	(116,886)	(235,056)	(216,019)
Net Capital Transactions:
Institutional Shares	48,660,889	26,736,927	(4,441,177)	560,876
Change in net assets from capital transactions	48,660,889	26,736,927	(4,441,177)	560,876
Change in net assets	48,801,849	26,915,261	(3,571,166)	1,509,138
Net assets:
Beginning of year/period	26,915,261	—	8,136,026	6,626,888
End of year/period	$75,717,110	$26,915,261	$4,564,860	$8,136,026

(a)	For the period from May 15, 2024, commencement of operations, to September 30, 2024.
See Notes to Financial Statements.
22

TSW MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended September 30, 2025 and 2024

	TSW High Yield Bond Fund		TSW Large Cap Value Fund
	2025	2024	2025	2024
Increase (decrease) in net assets:
Operations:
Net investment income	$560,991	$605,304	$598,578	$566,682
Net realized gains (losses) from investments and foreign currency transactions	32,672	(125,074)	5,200,121	2,358,154
Change in unrealized appreciation (depreciation) on investments and foreign currency	19,610	882,651	(790,976)	3,760,460
Change in net assets resulting from operations	613,273	1,362,881	5,007,723	6,685,296
Dividends paid to shareholders:
From distributable earnings:
Institutional Shares	(578,292)	(605,303)	(3,064,840)	(2,902,371)
Total dividends paid to shareholders	(578,292)	(605,303)	(3,064,840)	(2,902,371)
Net Capital Transactions:
Institutional Shares	84,213	(4,161,660)	(192,684)	(1,203,328)
Change in net assets from capital transactions	84,213	(4,161,660)	(192,684)	(1,203,328)
Change in net assets	119,194	(3,404,082)	1,750,199	2,579,597
Net assets:
Beginning of year/period	9,749,292	13,153,374	37,657,382	35,077,785
End of year/period	$9,868,486	$9,749,292	$39,407,581	$37,657,382
See Notes to Financial Statements.
23

TSW MUTUAL FUNDS
FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period
For the periods indicated

	Institutional Shares
TSW Core Plus Bond Fund	Year Ended September 30, 2025	Period Ended September 30, 2024(a)
Net asset value, beginning of year/period	$10.34	$10.00
Income (loss) from investment operations:
Net investment income(b)	0.43	0.17
Net realized and unrealized gains (losses) from investments and foreign currency	(0.15)	0.34
Total from investment operations	0.28	0.51
Less distributions paid:
From net investment income	(0.43)	(0.17)
Total distributions paid	(0.43)	(0.17)
Change in net asset value	(0.15)	0.34
Net asset value, end of year/period	$10.19	$10.34
Total return	2.87%	5.19%(c)
Ratios/Supplemental data:
Net assets, end of year/period (000's)	$75,717	$26,915
Ratio of net expenses to average net assets	0.50%	0.50%(d)
Ratio of net investment income to average net assets	4.34%	4.47%(d)
Ratio of gross expenses to average net assets	0.79%	3.64%(d)
Portfolio turnover rate(e)	25.15%	1.44%(c)

(a)	For the period from May 15, 2024, commencement of operations, to September 30, 2024.
(b)	Net investment income (loss) for the year or period ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.
See Notes to Financial Statements.
24

TSW MUTUAL FUNDS
FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period
For the periods indicated

	Institutional Shares
TSW Emerging Markets Fund	Year Ended September 30, 2025	Year Ended September 30, 2024	Year Ended September 30, 2023	Period Ended September 30, 2022(a)
Net asset value, beginning of year/period	$9.99	$8.82	$7.25	$10.00
Income (loss) from investment operations:
Net investment income(b)	0.15	0.14	0.14	0.13
Net realized and unrealized gains (losses) from investments and foreign currency	1.81	1.32	1.57	(2.88)
Total from investment operations	1.96	1.46	1.71	(2.75)
Less distributions paid:
From net investment income	(0.29)	(0.29)	(0.14)	—
Total distributions paid	(0.29)	(0.29)	(0.14)	—
Change in net asset value	1.67	1.17	1.57	(2.75)
Net asset value, end of year/period	$11.66	$9.99	$8.82	$7.25
Total return	20.44%	16.98%	23.63%	(27.50%)(c)
Ratios/Supplemental data:
Net assets, end of year/period (000's)	$4,565	$8,136	$6,627	$7,253
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%(d)
Ratio of net investment income to average net assets	1.50%	1.54%	1.56%	1.88%(d)
Ratio of gross expenses to average net assets	2.10%	1.75%	2.21%	2.22%(d)
Portfolio turnover rate(e)	39.77%	32.29%	18.44%	11.47%(c)

(a)	For the period from December 21, 2021, commencement of operations, to September 30, 2022.
(b)	Net investment income (loss) for the year or period ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.
See Notes to Financial Statements.
25

TSW MUTUAL FUNDS
FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period
For the periods indicated

	Institutional Shares
TSW High Yield Bond Fund	Year Ended September 30, 2025	Year Ended September 30, 2024	Year Ended September 30, 2023	Period Ended September 30, 2022(a)
Net asset value, beginning of year/period	$9.34	$8.71	$8.32	$10.00
Income (loss) from investment operations:
Net investment income(b)	0.54	0.55	0.51	0.43
Net realized and unrealized gains (losses) from investments and foreign currency	0.04	0.63	0.39	(1.67)
Total from investment operations	0.58	1.18	0.90	(1.24)
Less distributions paid:
From net investment income	(0.55)	(0.55)	(0.51)	(0.44)
Total distributions paid	(0.55)	(0.55)	(0.51)	(0.44)
Change in net asset value	0.03	0.63	0.39	(1.68)
Net asset value, end of year/period	$9.37	$9.34	$8.71	$8.32
Total return	6.46%	13.90%	10.98%	(12.75%)(c)
Ratios/Supplemental data:
Net assets, end of year/period (000's)	$9,868	$9,749	$13,153	$11,184
Ratio of net expenses to average net assets	0.65%	0.65%	0.65%	0.65%(d)
Ratio of net investment income to average net assets	5.79%	6.07%	5.87%	5.01%(d)
Ratio of gross expenses to average net assets	1.29%	1.28%	1.31%	1.90%(d)
Portfolio turnover rate(e)	43.57%	36.54%	74.03%	31.64%(c)

(a)	For the period from October 26, 2021, commencement of operations, to September 30, 2022.
(b)	Net investment income (loss) for the year or period ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.
See Notes to Financial Statements.
26

TSW MUTUAL FUNDS
FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period
For the periods indicated

	Institutional Shares
TSW Large Cap Value Fund	Year Ended September 30, 2025	Year Ended September 30, 2024	Year Ended September 30, 2023	Period Ended September 30, 2022(a)	Year Ended October 31, 2021	Year Ended October 31, 2020
Net asset value, beginning of year/period	$13.99	$12.66	$12.71	$15.60	$11.46	$12.50
Income (loss) from investment operations:
Net investment income(b)	0.22	0.20	0.20	0.14	0.03	0.08
Net realized and unrealized gains (losses) from investments and foreign currency	1.62	2.19	1.37	(1.10)	4.74	(0.58)
Total from investment operations	1.84	2.39	1.57	(0.96)	4.77	(0.50)
Less distributions paid:
From net investment income	(0.27)	(0.21)	(0.19)	(0.11)	(0.05)	(0.10)
From net realized gains	(0.88)	(0.85)	(1.43)	(1.82)	(0.58)	(0.44)
Total distributions paid	(1.15)	(1.06)	(1.62)	(1.93)	(0.63)	(0.54)
Change in net asset value	0.69	1.33	(0.05)	(2.89)	4.14	(1.04)
Net asset value, end of year/period	$14.68	$13.99	$12.66	$12.71	$15.60	$11.46
Total return	14.12%	19.99%	12.28%	(7.11%)(c)	42.90%	(4.25%)
Ratios/Supplemental data:
Net assets, end of year/period (000's)	$39,408	$37,657	$35,078	$35,215	$39,445	$30,593
Ratio of net expenses to average net assets	0.73%	0.73%	0.73%	0.78%(d)	1.20%	1.20%
Ratio of net investment income to average net assets	1.60%	1.55%	1.51%	1.03%(d)	0.24%	0.70%
Ratio of gross expenses to average net assets	0.95%	0.95%	0.73%	0.98%(d)	1.77%	1.88%
Ratio of expense recoupment to average net assets	—	—	0.02%	—	—	—
Portfolio turnover rate(e)	51.07%	40.50%	21.24%	46.37%(c)	29.00%	64.00%

(a)	For the period from November 1, 2021 to September 30, 2022.
(b)	Net investment income (loss) for the year or period ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.
See Notes to Financial Statements.
27

TSW MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

Perpetual Americas Funds Trust (the “Trust”) (formerly JOHCM Funds Trust) is a Massachusetts business trust operating under a Second Amended and Restated Agreement and Declaration of  Trust (the “Trust Agreement”).  As an open-end registered investment company (as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08), the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services - Investment Companies”. The TSW Core Plus Bond Fund, the TSW Emerging Markets Fund, the TSW High Yield Bond Fund, and the TSW Large Cap Value Fund (each, a “Fund” and collectively, the “Funds”) are each a diversified fund, a series of the Trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a management investment company. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest in separate series of the Trust.
Each Fund is authorized to issue up to four classes of shares as follows: Advisor, Investor, Institutional and Class Z shares. Each class of shares is distinguished by the class-specific shareholder servicing and distribution (Rule 12b-1) fees and/or sub-transfer agency fees incurred, as applicable. As of September 30, 2025, the following classes of shares were in operation:
Fund	Commencement Date	Investment Objective
TSW Core Plus Bond Fund	Institutional Shares: May 15, 2024	to seek strong, risk-adjusted total return over a market cycle
TSW Emerging Markets Fund	Institutional Shares: December 21, 2021	to maximize long-term capital appreciation
TSW High Yield Bond Fund	Institutional Shares: October 26, 2021	to seek high current income with a secondary focus on capital appreciation
TSW Large Cap Value Fund	Institutional Shares: July 16, 1992	to seek maximum long-term total return, consistent with reasonable risk to principal
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Funds. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.
Prior to December 6, 2021, the TSW Large Cap Value Fund operated as the TS&W Equity Portfolio, a series of Advisors’ Inner Circle Fund, which was reorganized into the Trust on December 6, 2021.
A. Significant accounting policies related to investments are as follows:
INVESTMENT VALUATION
Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:
• Level 1 — quoted prices in active markets for identical assets
• Level 2 — other significant observable inputs (including adjustments made to quoted prices of a security, quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.
28

TSW MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 p.m. Eastern Time, each business day on which the share price of the Funds are calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in closed-end investment companies are valued at the last quoted sales prices or official closing prices taken from the primary market or composite in which each security trades. Investments in other open-end registered investment companies, including money market funds, are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.
Debt and other fixed income securities, if any, are generally valued at an evaluated price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques, which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.
The Trustees have designated JOHCM (USA) Inc d/b/a Perpetual Americas Funds Services (the “Adviser” or “PAFS”), investment adviser to the Funds, as the Funds’ Valuation Designee with responsibility for establishing fair value, in accordance with the Trust's valuation policy, when the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service did not provide a price, a furnished price was in error, certain stale prices, or an event occurred that materially affected the furnished price). In addition, fair value pricing may be used if events materially affecting the value of non-U.S. equity securities occur between the time when the exchange on which they are traded closes and the time when a Fund’s net asset value is calculated. The Funds identify possible fluctuations in international equity securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Funds generally use a systematic valuation model provided by an approved independent third party pricing service to fair value their international equity securities. International equity securities which are fair valued pursuant to this valuation model or fair valued in connection with local market holidays are deemed to be Level 2 securities.
In the fair value situations noted above, while the Trust’s valuation policy is intended to result in a calculation of each Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.
The following is a summary of the valuation inputs used as of September 30, 2025 in valuing the Funds' investments based upon the three fair value levels defined above:
Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
TSW Core Plus Bond Fund
Corporate Bonds*	$—	$39,277,819	$—	$39,277,819
Foreign Issuer Bonds	—	51,990	—	51,990
Mortgage-Backed Securities	—	6,634,762	—	6,634,762
Short-Term Investments	3,988,016	—	—	3,988,016
U.S. Government Obligations	—	25,526,170	—	25,526,170
Total Investments	$3,988,016	$71,490,741	$ —	$75,478,757
TSW Emerging Markets Fund
Common Stocks:
Brazil	$159,348	$—	$—	$159,348
Canada	77,625	—	—	77,625
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NOTES TO FINANCIAL STATEMENTS
September 30, 2025

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Guatemala	$75,237	$—	$—	$75,237
India	111,851	267,650	—	379,501
Mexico	194,680	—	—	194,680
United States	105,024	—	—	105,024
Other*	—	3,519,089	—	3,519,089
Total Common Stocks	$723,765	$3,786,739	$ —	$4,510,504
Short-Term Investments	$30,305	$—	$—	$30,305
Total Investments	$754,070	$3,786,739	$ —	$4,540,809
TSW High Yield Bond Fund
Corporate Bonds*	$—	$9,617,461	$—	$9,617,461
Foreign Issuer Bonds	—	103,980	—	103,980
Short-Term Investments	262,928	—	—	262,928
Total Investments	$262,928	$9,721,441	$ —	$9,984,369
TSW Large Cap Value Fund
Common Stocks*	$35,914,628	$—	$—	$35,914,628
Short-Term Investments	3,475,567	—	—	3,475,567
Total Investments	$39,390,195	$ —	$ —	$39,390,195

*	See additional categories in the Schedule of Investments.
As of September 30, 2025, there were no Level 3 securities held by the Funds. There were no transfers to or from Level 3 during the year ended September 30, 2025.
EQUITY-LINKED SECURITIES
The Funds may invest in equity-linked securities, also known as participation notes. The Funds may use these instruments as an alternate means to gain exposure to what is generally an emerging securities market, such as countries in which it does not have local accounts. These instruments represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such equity securities. These instruments are generally issued by the associates of foreign-based brokerages and domestic institutional brokerages. Accordingly, the equity-linked securities also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments.
CURRENCY TRANSACTIONS
The functional and reporting currency for the Funds is the U.S. dollar. The market values of non-U.S. securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in Net realized and unrealized gains (losses) from investment activities on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in Net realized gains (losses) from foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in Change in unrealized appreciation (depreciation) on foreign currency on the Statements of Operations.
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TSW MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

The Funds may engage in spot currency transactions for the purpose of non-U.S. security settlement and operational processes. Certain Funds are authorized to enter into forward foreign currency exchange contracts, for the purchase or sale of a specific foreign currency at a specified exchange rate on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to change in foreign currency exchange rates. Changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of a Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.
All forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign exchange contracts in the Statements of Operations.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The Funds bear the market risk from changes in forward foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.
There were no forward foreign currency exchange contracts as of or for the year ended September 30, 2025.
WHEN-ISSUED/DELAYED DELIVERY SECURITIES
Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to a Fund until settlement takes place. When-issued securities at September 30, 2025, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets & Liabilities.
INVESTMENT TRANSACTIONS AND INCOME
Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, investments are reported as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recognized on the ex-dividend date. Dividends from non-U.S. securities are recorded on the ex-dividend date, or as soon as the information is available, and reflect applicable foreign withholdings taxes and any related reclaim amounts. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. Each Fund, as applicable, records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Non-cash dividends are recognized as investment income at the fair value of the asset received.
EXPENSE ALLOCATIONS
Expenses directly attributable to a Fund are charged to that Fund, while expenses that are attributable to more than one Fund are allocated among the applicable Funds in the Trust on a pro-rata basis based on relative net assets or another reasonable basis. Certain expenses that arise in connection with a class of shares are charged to that class of shares.
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TSW MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

The investment income, expenses (other than class-specific expenses charged to a class), and realized/unrealized gains/losses on investments are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized/unrealized gains/losses are incurred.
DIVIDENDS AND DISTRIBUTIONS
Distributions of dividends from net investment income, if any, are declared and paid as follows:
Fund	Declaration and Payment Frequency
TSW Core Plus Bond Fund	Daily/Monthly
TSW Emerging Markets Fund	Annually
TSW High Yield Bond Fund	Daily/Monthly
TSW Large Cap Value Fund	Quarterly
The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year.
Distributions from net investment income and from net realized capital gain are determined in accordance with U.S. federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital, etc.), such amounts are reclassified within the composition of net assets based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.
U.S. FEDERAL INCOME TAX INFORMATION
No provision is made for U.S. federal income taxes as each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.
The Funds analyzed all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions that remain subject to examination. The Funds’, excluding the TSW Large Cap Value Fund, U.S. federal income tax returns for the tax years ended September 30, 2022 through September 30, 2025, as applicable, remain subject to examination by the Internal Revenue Service. The TSW Large Cap Value Fund's U.S. federal income tax returns for the tax years ended September 30, 2023 through September 30, 2025 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown or uncertain tax positions taken by the Funds will be recorded as interest expense on the Statements of Operations.
Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
USE OF ESTIMATES
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.
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TSW MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

CAPITAL GAIN TAXES
Investments in certain non-U.S. securities may subject the Funds to capital gain taxes on the disposal of those securities. Any capital gains assessed will reduce the proceeds received on the sale and be reflected in net realized gain/loss on the transaction. The Funds estimate and accrue foreign capital gain taxes on certain investments held which impact the amount of unrealized appreciation/depreciation on such investments. The TSW Emerging Markets Fund paid $15,440 in capital gain taxes which are netted with any refunds received during the period. This amount is included in the net realized gains (losses) from investment transactions on the Statements of Operations.
OFFERING COSTS
Offering costs consist of expenses incurred to establish a Fund, enable it legally to do business, and primarily include certain registration fees, legal fees, and print fees in connection with initial registration statement and offering of the Fund. Offering costs are accounted for as deferred costs and amortized to expense over a Fund’s first twelve months of operations on a straight-line basis.
SUMMARY OF PRINCIPAL AND NON-PRINCIPAL RISKS
This section describes the principal risks and some related risks of investing in the Funds, listed in alphabetical order, but it does not describe every possible risk of investing in a Fund. Any investment in the Funds is subject to investment risks, including the possible loss of the principal amount invested. The significance of any specific risk to an investment in a Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. Your investment in a Fund may be subject (in varying degrees) to the following risks discussed below. Each Fund may be more susceptible to some of the risks than others and not all risks will be applicable to all Funds. You should read all of the risk information for your Fund presented below carefully, because any one or more of these risks may result in losses to the Fund.
Active Management Risk. Thompson, Siegel & Walmsley LLC’s (“TSW’s”) or the Adviser’s dependence, for certain of the Funds, on a quantitative strategy, and TSW’s or the Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular asset class or individual security in which a Fund invests may prove to be incorrect, and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, evaluation of an issuer’s corporate governance practices, risk assessments, and/or the outlook on market trends and opportunities
Asset Allocation Risk. The risk that if a Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.
Benchmark and Reference Rate Risk. The London Interbank Offered Rate (“LIBOR”) was the offered rate at which major international banks could obtain wholesale, unsecured funding. The terms of debt instruments and other investments and transactions (including certain derivatives transactions) to which a Fund may be a party were historically tied to LIBOR, which was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies, and the transition to new reference rates continues. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly, but the full impact of the transition on the Funds or the financial instruments in which a Fund invests cannot yet be fully determined.
In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.
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TSW MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

China Risk. To the extent a Fund invests in securities of Chinese issuers, it may be subject to certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on non-U.S. ownership, variable interest entities (“VIEs”) risks, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, embargoes and other trade limitations, and custody risks. U.S. or non-U.S.government sanctions or other government’s interventions could preclude a Fund from making certain investments in China or result in a Fund selling investments in China at disadvantageous times or prices. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events.
Additionally, in China, U.S. ownership of Chinese companies in certain sectors (including by U.S. persons and entities, inclusive of U.S. mutual funds) is prohibited. In order to facilitate non-U.S. investment, many Chinese companies have created VIEs that allow non-U.S. investors, through the use of contractual arrangements, to both exert a degree of control and to obtain substantially all of the economic benefits arising from a company without formal legal ownership. Although VIEs are a longstanding industry practice and have been well known to Chinese officials and regulators, they have not been formally recognized under Chinese law. If the Chinese companies (or their officers, directors, or Chinese equity holders) breached their contracts or if Chinese officials and/or regulators withdraw their implicit acceptance of the VIE structure or if new laws, rules or regulations relating to VIE structures are adopted U.S. investors could suffer substantial, detrimental, and possibly permanent effects with little or no recourse available. VIE structures do not offer the same level of investor protections as direct ownership. Investors may experience losses if VIE structures are altered or disputes emerge over control of the VIE. In December, 2021, the China Securities Regulatory Commission and China’s National Development and Reform Commission published draft rules that, if declared effective, will establish a new regulatory framework for VIEs. These proposed rules acknowledge VIEs for the first time and propose the tightening of regulations around VIEs, however not all details on how these new regulations would work in practice are clear at this stage. It remains unclear whether any new laws, rules, or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders.
Convertible Securities Risk. Convertible securities subject a Fund to the risks associated with both fixed-income securities and equity securities. If a convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Certain “triggering events” may cause a Fund to lose the principal amount invested in a contingent convertible security and coupon payments on contingent convertible securities may be discretionary and cancelled by the issuer. Due to these factors, the value of contingent convertible securities is unpredictable, and holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not.
Credit Risk. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by a Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling,to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. An actual or perceived decline in creditworthiness of an issuer of a fixed-income security held by a Fund may result in a decrease in the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when a Fund owns securities of the issuer or that the issuer will default on its obligations or that the obligations of the issuer will be limited or restructured.
The credit rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition and does not reflect an assessment of an investment’s volatility or liquidity. Securities rated in the lowest category of investment grade are considered to have speculative characteristics. If a security held by a Fund loses its rating or its rating is downgraded, a Fund may nonetheless continue to hold the security in the discretion of TSW or the Adviser. In the case of asset-backed or mortgage-related securities, changes in the actual or perceived ability of the obligors on the underlying assets or mortgages to make payments of interest and/or principal may affect the values of those securities.
Currency Risk. A significant portion of a Fund’s assets may be denominated in non-U.S. currencies. There is the risk that the value of such assets and/or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar. Some emerging markets countries may have fixed or managed currencies
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TSW MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

that are not free-floating against the U.S. dollar. A Fund is not required to hedge its non-U.S. currency risk, although it may do so through non-U.S. currency exchange contracts and other methods. Therefore, to the extent a Fund does not hedge its non-U.S. currency risk, or the hedges are ineffective, the value of a Fund’s assets and income could be adversely affected by currency exchange rate movements. Certain developing countries face serious exchange constraints, including the potential adoption of economic policies and/or currency exchange controls that may affect their currency valuations in a manner that is disadvantageous to U.S. investors and companies.
Cybersecurity Risk. The computer systems, networks, and devices used by a Fund and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, and security breaches. Despite the various protections utilized by a Fund and its service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.
Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website accessor functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV; impediments to trading; the inability of the Funds, TSW or the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information. Any problems relating to the performance and effectiveness of security procedures used by a Fund or its service providers to protect the Fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may havean adverse impact on a Fund or its investors. Furthermore, as a Fund’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware.
Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest;counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.
Depositary Receipts. Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositaries of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request. Some Funds may also invest in certain depositary receipts without voting rights, for example, Thai non-voting depositary receipts(“NVDRs”). NVDRs are similar to other depositary receipts except that they do not allow the holder to participate in company decision making through voting. See Investment Strategies and Risks – Depositary Receipts in the Funds’ Statement of Additional Information(“SAI”) for additional information.
Derivatives Risk. A derivative is an instrument with a value based on the performance of an underlying financial asset, index, or other measure. The types of derivatives that might be used by a Fund may include futures and forward contracts, options, swaps, and other similar instruments. The use of derivative contracts may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the
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TSW MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

derivative may not correlate perfectly with the underlying asset, rate, or index. Derivatives can be complex and may perform in ways unanticipated by TSW or the Adviser. Derivatives may be volatile, difficult to value, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price.
Emerging Markets Risk. Investing in emerging market securities magnifies the risks inherent in non-U.S. investments. In addition to the risks of investing in non-U.S. investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, tariffs and other sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Geopolitical events such as nationalization or expropriation could even cause the loss of the Fund’s entire investment in one or more countries. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre-existing problems in emerging market countries with less established healthcare systems. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. To the extent a Fund invests in frontier countries, these risks will be magnified. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries.
Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency,number and depth of industries forming the economy’s base, condition and stability of financial institutions, governmental controls, and investment restrictions that are subject to political change and balance of payments position. Issuers of non-U.S. securities (particularly those tied economically to emerging countries) often are not subject to as much regulation as U.S. issuers, and the reporting, accounting,custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Further, a Fund may face greater difficulties or restrictions with respect to investments made in emerging markets countries than in the United States.
Satisfactory custodial services may not be available in some emerging markets countries, which may result in a Fund incurring additional costs and delays in the transportation and custody of such securities. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets. In addition, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. A Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation. A subset of emerging markets, frontier markets, are less developed than other emerging markets and are the most speculative. They have the least number of investors and may not have a stock market on which to trade. Most frontier markets consist chiefly of stocks of financial,telecommunications, and consumer companies that count on monthly payments from customers. Investments in this sector are typically illiquid, nontransparent, and subject to very low levels of regulation and high transaction fees. Emerging market investments are also subject to enhanced custody risk, a risk that is inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Frontier market investments may be subject to substantial political and currency risk. The risk of investing in frontier markets can be increased due to government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls,managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by frontier market countries or their trading partners; and the relatively new and unsettled securities laws in many frontier market countries. These risks can result in the potential for extreme price volatility.
Equity-Linked Instruments Risk. There is a risk that, in addition to market risk and other risks of the referenced equity security, a Fund may experience a return that is different from that of the referenced equity security. Equity-linked instruments also subject a Fund to counterparty risk, including the risk that the issuing entity may not be able to honor its financial commitment, which could result in a loss of all or part of a Fund’s investment.
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TSW MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

Equity Securities Risk. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities include both direct and indirect investments in such ownership interests, such as public and privately issued equity securities and common and preferred stocks, warrants and rights to subscribe to common stock or other equity securities, convertible securities, and derivative instruments that are expected or intended to track the price movement of equity indices. Different types of equity securities(including different types of instruments that provide direct or indirect exposure to ownership interests in issuers) provide different voting and dividend rights and priority in the event of a bankruptcy and/or insolvency of the issuer. In general, investments in equity securities and equity derivatives are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a Fund’s net asset value to fluctuate. Historically, the equity markets have moved in cycles, and the value of a Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.
ESG Factor Risk. To the extent portfolio managers of a Fund incorporate environmental, social and/or governance considerations (“ESG factors”) into their investment process, the Fund will be subject to risks associated with the relevant ESG factors. Environmental performance criteria rate a company’s management of its environmental challenges, including its effort to reduce or offset the impacts of its products and operations. Social criteria measure how well a company manages its impact on the communities where it operates,including its treatment of local populations, its handling of human rights issues, its record regarding labor-management relations, anti-discrimination policies and practices, employee safety and the quality and safety record of a company’s products, its marketing practices and any involvement in regulatory or anti-competitive controversies. Governance criteria address a company’s investor relations and management practices, including company sustainability reporting, board accountability and business ethics policies and practices.
In general, use of ESG factors in the securities selection process will affect a Fund’s exposure to certain issuers, industries, sectors, regions,and countries; may lead to a smaller universe of investments than other funds that do not incorporate ESG factor analysis; and may negatively impact the relative performance of the Fund over the short, medium or even long term depending on how successfully those ESG factors are incorporated and whether such investments are in or out of favor.
Successful incorporation of ESG factors into a Fund’s overall investment strategy will depend on its portfolio managers’ ability to identify and analyze financially material ESG issues, and there can be no assurance that the strategy or techniques employed will be successful.
ETF Risk. In addition to the risks associated with the underlying assets held by an ETF, investments in ETFs may be subject to the following additional risks: (1) the market price of an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) trading an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate; (4) a passively-managed ETF may not accurately track the performance of the reference asset; and (5) a passively-managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. Investment in ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests.
Euro- and Eurozone-Related Risk. To the extent a Fund invests in investments located in Europe, it may be subject to risks not typically associated with investments in the United States. A majority of western European countries and a number of eastern European countries are members of the European Union, an intergovernmental union aimed at developing economic and political coordination and cooperation among its member states. European countries that are members of the Economic and Monetary Union of the European Union (“EMU”) are subject to restrictions on inflation rates, interest rates, deficits, and debt levels. The EMU sets out different stages and commitments for member states to follow in an effort to achieve greater coordination of economic, fiscal, and monetary policies. As a condition to adopting the euro, EMU member states must also relinquish control of their monetary policies to the European Central Bank and become subject to certain monetary and fiscal controls imposed by the EMU. These controls remove EMU memberstates’ flexibility in implementing monetary policy measures to address regional economic conditions, which may impair their ability to respond to crises. A number of countries in the European Union have experienced, and may continue to experience, severe economic and financial difficulties. Additional European Union member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of a Fund’s investments in euro-denominated securities and derivatives contracts, as well as securities of issuers
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September 30, 2025

located in the European Union or with significant exposure to European Union issuers or countries, to the extent a Fund invests in such securities. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations and derivative contracts would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with a Fund’s investment objective and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of a Fund’s shares.
Continuing uncertainty as to the status of the European Economic and Monetary Union (“EMU”) and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EU could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments. On January 31, 2020, the UK left the EU (commonly known as “Brexit”). The full extent of the political, economic, and legal consequences of Brexit are not yet fully known, and the long-term impact of Brexit on the UK, the EU and the broader global economy may be significant. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of Brexit, the UK and European economies and the broader economy could be significantly impacted, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, or the abandonment of the Euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties.
If one or more EMU countries were to stop using the euro as its primary currency, a Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to liquidity risk and the risk that a Fund may not be able to value investments accurately to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.
Fixed Income Risk. Some Funds may invest in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund’s fixed income securities generally declines. On the other hand, if rates fall,the value of the fixed income securities generally increases. Your investment will decline in value if the value of a Fund’s investments decreases. Fixed income securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.
Focused Investment Risk. Focusing investments in a particular market, sector or value chain (which may include issuers in a number of different industries) increases the risk of loss because the stocks of many or all of the companies in such market, sector or value chain may decline in value due to economic, market, technological, political or regulatory developments adversely affecting the market or value chain.
Geographic Focus Risk. From time to time a Fund’s investment may be focused in a particular geographic region. The value of the investments of a Fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic,political, and other developments affecting the fiscal stability of that location, and conditions that negatively impact that location will have a greater impact on the Fund as compared with a fund that does not have its holdings similarly focused. Events negatively affecting such location are therefore likely to cause the value of a Fund’s shares to decrease, perhaps significantly.
High Yield (“Junk Bond”) Investments Risk. Some Funds may invest in high yield securities, also known as “junk bonds,” which have a higher risk of issuer default or may be in default. The securities are not investment grade and are generally considered speculative because they present a greater risk of loss than higher quality debt securities. In particular, lower-rated high yield securities (CCC or below) are subject to a greater degree of credit risk than higher-rated high yield bonds. These lower-rated or defaulted debt securities may fluctuate more in price, and are less liquid than higher-rated securities because issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy. In the event
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September 30, 2025

of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders,leaving few or no assets available to repay high yield bond holders. A characteristic of the high yield bond is the issuance of securities under Rule 144A, many with registration rights. Some Funds may invest in high yield securities issued under Rule 144A, with or without registration rights.
India Risk. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on the economy and could adversely affect market conditions, economic growth and the profitability of private enterprises. Global economic developments may inhibit the flow of non-U.S. capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of individuals and corporate governance standards of Indian companies maybe weaker and less transparent, which may increase the risk of loss and unequal treatment of investors. To the extent a Fund invests in investments in India, it may be subject to risks presented by investments in an emerging market country, including liquidity risk, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as between sectarian groups within each country). In addition, the Indian economy could be adversely impacted by natural disasters and acts of terrorism. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. When interest rates fall, the value of fixed income securities generally increase. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by a Fund. Your investment will decline in value if the value of the Fund’s investments decreases. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. The risks associated with rising interest rates may be particularly acute in the current market environment because the Federal Reserve Board recently raised rates and may continue to do so.
Investment Company Risk. If a Fund invests in shares of another investment company, shareholders will indirectly bear fees and expenses charged by the underlying investment companies in which a Fund invests in addition to the Fund’s direct fees and expenses. A Fund also will incur brokerage costs when it purchases ETFs and closed-end funds. Furthermore, investments in other funds could affect the timing,amount, and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in a Fund.
IPO Risk. A Fund may purchase securities in initial public offerings (“IPOs”). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because,for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Japan Risk. The Japanese economy may be subject to economic, political and social instability, which could have a negative impact on Japanese securities, and may impact a Fund’s performance to the extent it invests in such securities. In the past, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. At times, the Japanese economy has been adversely impacted by government intervention and protectionism, changes in its labor market, and an unstable financial services sector. International trade,government support of the financial services sector and other troubled sectors, government policy, natural disasters and/or geopolitical developments could significantly affect the Japanese economy. A significant portion of Japan’s trade is conducted with developing nations and can be affected by conditions in these nations or by currency fluctuations. Japan is an island state with few natural resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Japanese economy.
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September 30, 2025

Key Person Risk. Key person risk is the risk that results when a Fund’s investment program is highly dependent on the investment skill and dedication of a small number of “key” persons at TSW or the Adviser, which can result in decreased investment results if these “key”persons become unable to apply their full attention to the management of a Fund’s investments for health or other reasons.
Limited History of Operations. The TSW Emerging Markets Fund and TSW High Yield Bond Fund are newly organized, diversified,open-end management investment companies with limited operating histories. As a result, prospective investors have a limited track record or history on which to base their investment decision. The Adviser or its affiliates may contribute “seed capital” in connection with the launch of a Fund to commence operations prior to investment by third parties. Seed capital may represent ownership of up to 100% of a Fund during its initial phase of operation and, in limited circumstances, during subsequent periods. It is anticipated that over time this percentage will decrease. Funds with higher percentages of seed capital may exhibit different portfolio dynamics or performance profiles than those with a lower percentage of seed capital.
Liquidity Risk. The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may be amplified in situations where foreign countries close their securities markets for extended periods of time due to scheduled holidays, such as the week-long closure of Chinese securities markets that occurs annually in October. The SEC has recently proposed rule amendments that, if adopted as proposed,could result in a larger percentage of a Fund’s investments being classified as illiquid investments.
Long-Term Investment Strategy Risk. TSW Large Cap Value Fund pursues a long-term investment approach, typically seeking returns over a period of several years. This investment style may cause the Fund to lose money or underperform compared to its benchmark index or other mutual funds over extended periods of time, and the Fund may not perform as expected in the long term. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short- or medium-term fluctuations in the value of the Fund’s portfolio. The market price of a Fund’s investments may fluctuate daily due to economic and other events that affect particular companies and other issuers or the market as a whole. Short- and medium-term price fluctuations may be especially pronounced in less developed markets or in companies with lower market capitalizations in which the Fund may invest.
Loan-Related Investments Risk. In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk),loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Bank loans are generally less liquid than many other debt securities. Transactions in bank loans may settle on a delayed basis (and in certain cases may take longer than seven days to settle), such that a Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, the proceeds related to the sale of bank loans may not be available to make additional investments or to meet a Fund’s redemption obligations until a substantial period after the sale of the loans.
Market Risk. The market value of a Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon political, regulatory, market, economic, and social conditions, as well as developments that impact specific economic sectors, industries, or segments of the market, including conditions that directly relate to the issuers of a Fund’s investments, such as management performance,financial condition, and demand for the issuers’ goods and services. The Funds are subject to the risk that geopolitical events will adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on global economies and markets. Likewise, natural and environmental disasters and epidemics or pandemics may be highly disruptive to economies and markets.
Mortgage-Related and Asset-Backed Securities Risk. In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity, inflation and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in there investment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that a rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value, which is called extension risk. A Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities. The value of some mortgage-related securities and other asset-backed
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TSW MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. The risk of non-payment is greater for mortgage-related securities that are backed by loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans, or which may be negatively impacted by economic and market conditions, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn or recession, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable-rate mortgages. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with the servicing of those assets. These types of securities may also decline for reasons associated with the underlying collateral. A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. A Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to a Fund, the security that a Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that the Fund’s use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.
Municipal Securities Risk. Municipal securities are obligations, often bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities,the interest on which is typically exempt from U.S federal income tax.
Municipal bonds are generally considered riskier investments than Treasury securities. The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering and the maturity of the obligation and the rating(s) of the issue. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in U.S. federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds.
Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments int he event of an economic downturn. This could decrease a Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal securities might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Since some municipal securities may be secured or guaranteed by banks and other institutions, the risk to a Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Interest on municipal obligations, while generally exempt from U.S. federal income tax, may not be exempt from U.S. federal alternative minimum tax.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. An epidemic or pandemic can result in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, which may adversely affect markets, issuers, and/or non-U.S. exchange rates The effects of any disease outbreak may be greater in countries with less developed disease prevention and control programs and may also exacerbate other pre-existing political, social,economic, market and financial risks. A pandemic and its effects can result in significant market volatility, exchange trading
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TSW MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. Infectious illness outbreaks can adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Any such events could have a significant adverse impact on the value of a Fund’s investments.
Non-U.S. Securities Risk. Non-U.S. securities risk is the risk associated with investments in issuers located in non-U.S. countries. Investing in non-U.S. securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. Securities markets outside the U.S., while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these non-U.S. markets are less liquid and their prices are more volatile than securities of comparable U.S. companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. Income, proceeds and gains received by the Fund from sources within non-U.S. countries may be subject to withholding and other taxes imposed by such countries, which would reduce the Fund’s return on such securities. Other risks associated with investing in non-U.S. securities include, among other things, imposition of exchange control regulation by the U.S. or non-U.S. governments, U.S. and non-U.S. withholding or other taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, and economic or political instability in non-U.S. nations. There may be less publicly available information about certain non-U.S. companies than would be the case for comparable companies in the U.S. and certain non-U.S. companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain non-U.S. countries. Investors in non-U.S. countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against non-U.S. issuers or non-U.S. persons is limited. Many countries, including developed nations and emerging markets, are faced with concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible government debt restructuring and related issues, all of which may cause the value of a Fund’s non-U.S. investments to decline. Nationalization, expropriation or confiscatory taxation, currency blockage, the imposition of sanctions by other countries (such as the United States), political changes or diplomatic developments may also cause the value of a Fund’s non-U.S. investments to decline. When imposed, non-U.S. withholding or other taxes reduce a Fund’s return on non-U.S. securities. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire non-U.S. investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of non-U.S. issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. In certain cases, depositary receipts may also be issued through programs in local markets, such as Thai NVDRs. See Summary of Principal and Non-Principal Risks – Depositary Receipts in this Prospectus for additional information. To the extent a Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental,credit/counterparty and information risks. In addition, non-U.S. securities may be subject to increased credit/counterparty risk because of the potential difficulties of requiring non-U.S. entities to honor their contractual commitments.
Participatory Notes Risk. Participatory notes are equity access products structured as debt obligations issued by banks or broker-dealers that are designed to replicate the performance of certain issuers and markets where direct investment is either impossible or difficult due to local restrictions. The performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a Fund. Some participatory notes may be considered illiquid and, therefore, will be subject to a Fund’s percentage limitation for investments in illiquid securities. The Funds may take long or short positions in participatory notes.
Portfolio Turnover Risk. A Fund may sell its portfolio securities, regardless of the length of time that they have been held, if TSW or the Adviser determines that it would be in the Fund’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within TSW’s or the Adviser’s control. These transactions will increase a Fund’s “portfolio turnover.” A 100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during the annual measurement period. High turnover rates generally result in higher brokerage costs to a Fund, may result in higher amounts of taxable distributions to shareholders each year and higher effective tax rates on those distribution amounts, and may reduce the Fund’s returns.
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NOTES TO FINANCIAL STATEMENTS
September 30, 2025

Preferred Stock Risk. A Fund may invest in preferred stock. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.
Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including changes to applicable tax laws and regulations, could impair the ability of a Fund to achieve its investment objective and could increase the operating expenses of the Fund.
REIT Risk. REITs are subject to certain other risks related to their structure and focus. REITs generally are dependent upon management skills and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Small-Cap and Mid-Cap Company Risk. Small- and mid-capitalization companies may be more vulnerable to adverse business o economic events than larger, more established companies. In particular, these small- and mid-capitalization companies may have limited product lines, markets, and financial resources, and may depend upon a relatively small management group. These companies may experience higher growth rates and higher interest rates than larger capitalization companies. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. Small cap securities may be traded over the counter or listed on an exchange and it may be harder to sell the smallest capitalization company stocks, which can reduce their selling prices. Smaller capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans that have a floating interest rate.
South Korea Risk. To the extent a Fund invests in investments located in South Korea, the Fund will be susceptible to adverse market,political, regulatory and geographic events affecting South Korea. The South Korean economy is dependent on the economies of other Asian countries, especially China and Southeast Asia, and the United States as key trading partners. Furthermore, South Korea’s economy may be significantly affected by currency fluctuations and increasing competition from Asia’s other low-cost emerging economies. Also,tensions with North Korea could escalate and lead to further uncertainty in the political and economic climate of South Korea.
Taiwan Risk. The economy of Taiwan is heavily dependent on exports. Currency fluctuations, increasing competition from Asia’s other emerge economies, and conditions that weaken demand for Taiwan’s export products worldwide could have a negative impact on the Taiwanese economy as a whole, and may impact a Fund’s performance to the extent the Fund invests in such securities. Additionally, a disruption in Taiwan’s exports could also result in broader negative economic impacts with respect to those industries and countries that rely upon them. Concerns over Taiwan’s history of political contention and its current relationship with China may also have a significant impact on the economy of Taiwan.
TIPS and Inflation-Linked Bonds or Inflation-Indexed Securities Risk. The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are tied to the relationship between nominal (stated) interest rates and the rate of inflation as the principal and/or interest is adjusted for inflation and can be unpredictable. As a result, if inflation rates were to rise at a faster rate than nominal rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities and the Fund may not receive any income from such investments. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, a Fund may experience a loss if there is a subsequent period of deflation. The losses from inflation-protected securities may be greater than the losses from other fixed-income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and, as such, can suffer from losses during time of economic stress or illiquidity.
United Kingdom Investments Risk. The United Kingdom has one of the largest economies in Europe and is heavily dependent on trade with the European Union, and to a lesser extent the United States and China. As a result, the British economy may be impacted by changes to the economic condition of the United States, China and other European countries. The British economy relies heavily on the export of
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NOTES TO FINANCIAL STATEMENTS
September 30, 2025

financial services to the United States and other European countries and, therefore, a prolonged slowdown in the financial services sector may have a negative impact on the British economy, as well as on a Fund, to the extent the Fund invests in investments located in the United Kingdom. Furthermore, the United Kingdom voted via referendum to leave the European Union (“Brexit”). After years of negotiations, a trade agreement between the United Kingdom and the European Union became effective on January 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The impact of Brexit on the economies of the United Kingdom and its trading partners is still uncertain.
Value Investing Risk. Value securities are securities of companies that may have experienced adverse business, industry, or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so. In addition,value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk. There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold on a delayed delivery basis will be delivered. When a Fund engages in when-issued or delayed delivery transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
The purchase of securities in this type of transaction increases an overall investment exposure and involves a risk of loss if the value of the securities declines prior to settlement. If deemed advisable as a matter of investment strategy, the securities may be disposed of or the transaction renegotiated after it has been entered into, and the securities sold before those securities are delivered on the settlement date. The purchaser of TBA securities generally is subject to increased market risk and interest rate risk because the delivered securities may beless favorable than anticipated by the purchaser. TBA securities have the effect of creating leverage.
Recently finalized but not yet effective FINRA rules include mandatory margin requirements for the TBA market with limited exceptions. TBAs historically have not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity.
Withholding Tax Reclaims Risk. Each Fund may file claims to recover foreign withholding taxes on dividend and interest income (if any) received from issuers in certain countries and capital gains on the disposition of stocks or securities where such withholding tax reclaim is possible. Whether or when a Fund will receive a withholding tax refund is within the control of the tax authorities in such countries. Where a Fund expects to recover withholding taxes, the net asset value of the Fund generally includes accruals for such tax refunds. Each Fund regularly evaluates the probability of recovery. If the likelihood of recovery materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in such Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value. Shareholders in a Fund at the time an accrual is written down will bear the impact of the resulting reduction in net asset value regardless of whether they were shareholders during the accrual period. Conversely, if a Fund receives a tax refund that has not been previously accrued, shareholders in such Fund at the time of the successful recovery will benefit from the resulting increase in the Fund’s net asset value. Shareholders who sold their shares prior to such time will not benefit from such increase in the Fund’s net asset value.
SEGMENT REPORTING
The Funds adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Each Fund operates in one segment. The segment derives its revenues from Fund investments made in accordance with the defined investment strategy of such Fund, as prescribed in its prospectus. The Chief Operating Decision Maker (“CODM”) is the Senior Leadership Committee of the Adviser. The CODM monitors the operating results of each Fund. The financial information the CODM leverages to assess the segment's performance and to make decisions for each Fund's single segment is consistent with that presented within the Fund's financial statements and financial highlights.
44

TSW MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

B. Fees and Transactions with Affiliates and Other Parties
The Trust, on behalf of the Funds, has entered into an Amended and Restated Investment Advisory Agreement (the “Agreement”) with PAFS to provide investment management services to the Funds.
Total fees incurred pursuant to the Agreement are reflected as “Investment Advisory” fees on the Statements of Operations. Under the terms of the Agreement, PAFS receives an annual fee, computed daily and payable monthly, at the annual rates set forth in the following table (expressed as a percentage of each Fund’s respective average daily net assets). The Trust, on behalf of the Funds, and PAFS have entered into a Third Amended and Restated Expense Limitation Agreement whereby PAFS has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, expenses associated with investments in underlying investment companies, brokerage commissions, interest, dividends, litigation and indemnification expenses) exceed the rates in the table below (expressed as a percentage of each Fund’s respective average daily net assets).
Fund	Class	Advisory Fee	Expense Limitation
TSW Core Plus Bond Fund	Institutional	0.40%	0.50%
TSW Emerging Markets Fund	Institutional	0.80%	0.99%
TSW High Yield Bond Fund	Institutional	0.50%	0.65%
TSW Large Cap Value Fund	Institutional	0.58%	0.73%
The Third Amended and Restated Expense Limitation Agreement is effective until February 1, 2026 for the Funds. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recoup any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recoupment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation at the time of repayment or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board at any time and will terminate automatically upon termination of the Agreement.
TSW serves as the investment sub-adviser to the Funds. For its services, the Sub-Adviser is paid a fee of 0.25%, 0.65%, 0.35%, and 0.43%, based on average daily net assets of the TSW Core Plus Bond Fund, TSW Emerging Markets Fund, TSW High Yield Bond Fund and TSW Large Cap Value Fund, respectively, by the Adviser.
For the year ended September 30, 2025, the Funds incurred advisory fees payable to PAFS, received expense waivers/reimbursements from PAFS, and paid expense recoupments to PAFS as follows:
Fund	Advisory Fee to PAFS	Expenses Reduced by PAFS	Advisory Waivers Recouped by PAFS
TSW Core Plus Bond Fund	$250,556	$180,897	$—
TSW Emerging Markets Fund	55,247	76,381	—
TSW High Yield Bond Fund	48,473	62,387	—
TSW Large Cap Value Fund	216,835	82,885	—

45

TSW MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

The balances of recoverable expenses to PAFS by the Funds at September 30, 2025 were as follows:
For the year ended:	Expiring	TSW Core Plus Bond Fund	TSW Emerging Markets Fund	TSW High Yield Bond Fund	TSW Large Cap Value Fund
September 30, 2023	September 30, 2026	$ —	$85,549	$79,563	$ —
September 30, 2024	September 30, 2027	82,052 *	55,765	63,024	80,022
September 30, 2025	September 30, 2028	180,897	76,381	62,387	82,885
Balances of Recoverable Expenses to PAFS		$262,949	$217,695	$204,974	$162,907

*	For the period from May 15, 2024, commencement of operations, to September 30, 2024.
Perpetual Americas Funds Distributors, LLC (the “Distributor”), a wholly owned subsidiary of Foreside Financial Group, LLC d/b/a ACA Group (“ACA Group”), provides distribution services to the Funds pursuant to a distribution agreement with the Trust, on behalf of the Funds. The Distributor acts as an agent of the Trust in connection with the offering of the shares of the Funds on a continuous basis. Under a separate Distribution Services and License Agreement, PAFS, at its own expense, pays the Distributor an annual base fee, an asset-based fee and reimbursement for certain expenses and out-of-pocket costs incurred on behalf of the Funds. Neither the Distributor nor ACA Group is affiliated with the Trust or the Adviser or TSW.
The Northern Trust Company (“Northern Trust”) serves as the administrator, transfer agent, custodian and fund accounting agent for the Funds pursuant to written agreements with the Trust on behalf of the Funds. The Funds have agreed to pay Northern Trust a tiered basis-point fee based on the Trust’s complex level net assets, certain per account and transaction charges, other fees for additional service activities, and reimbursement of certain expense. Total fees paid to Northern Trust for their services are reflected as “Accounting and Administration” fees on the Statements of Operations.
Prior to July 14, 2025, Foreside Fund Officer Services, LLC, an affiliate of ACA Group, provided principal financial officer and treasurer services for the Funds pursuant to a written agreement with the Trust on behalf of the Funds. The Funds agreed to pay ACA Group an annual fee based on the level of net assets in the Fund complex, subject to an overall minimum annual fee of $200,000 for these services, and reimburse for certain expenses incurred on behalf of the Funds. Total fees allocated to the Funds and paid to ACA Group pursuant to these agreements are reflected as “Treasurer Service” fees on the Statements of Operations.
PAFS and the Trust have entered into an Amended and Restated Administration and Compliance Support Services Agreement (the “ACSS Agreement”) pursuant to which PAFS provides, coordinates or otherwise supports the provision of, administration and compliance services for the Trust. As full compensation for the services rendered and expenses borne by PAFS in connection with the services PAFS provides under the ACSS Agreement, the Trust, on behalf of each Fund, agrees to reimburse PAFS in such amounts as are approved by the Board from time to time. Total fees allocated to the Funds and paid to PAFS pursuant to the ACSS Agreement are reflected as “Compliance” fees in the Statements of Operations.
PAFS and the Trust have entered into an Amended and Restated Institutional Class Shareholder Services, Recordkeeping and Sub-Transfer Agency Agreement (the “Shareholder Services Agreement”). Pursuant to the Shareholder Services Agreement, the Trust, on behalf of each Fund, agrees that Institutional Shares of each Fund shall reimburse PAFS or its designee for any payments PAFS or such designee makes to third-party service providers for personal services, accounting or subaccounting, recordkeeping and/or other administrative services provided to beneficial holders of Institutional Class shares of the Funds. Payments by a Fund pursuant to the Shareholder Services Agreement shall not exceed such amounts as are approved by the Board from time to time. The Funds incurred no fees pursuant to the Shareholder Services Agreement during the year ended September 30, 2025.
Certain officers of the Trust are affiliated with PAFS and receive no compensation directly from the Funds for serving in their respective roles. The Trust pays each trustee who is not an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act (“Independent Trustee”) compensation for their services based on an annual retainer of $140,000, certain committee and chairperson retainers and
46

TSW MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

reimbursement for certain expenses. For the year ended September 30, 2025, the aggregate Independent Trustee compensation paid by the Trust was $754,000. The amount of total Independent Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Funds is reflected as “Trustees” expenses on the Statements of Operations.
C. Credit Agreements
The Trust, on behalf of the Funds, has entered into a $150 million revolving credit facility agreement (the “Credit Agreement”) with Northern Trust for liquidity or for other temporary or emergency purposes which permits the Funds to borrow up to an aggregate amount of $150 million, $50 million of which is committed and $100 million of which is uncommitted.  Any advance under the Credit Agreement will accrue interest at a rate per annum equivalent to the Fund's option of the sum of the U.S. Federal Fund Target Rate plus 1.30%, the daily Simple Secured Overnight Financing Rate plus 1.30% or the Prime Rate minus 1.50%. The Funds had no borrowings under the Credit Agreement during the year ended September 30, 2025.
D. Investment Transactions
For the year ended September 30, 2025, the aggregate cost of purchases and proceeds from sales of securities (excluding short-term investments and U.S. government securities) for the Funds were as follows:
Fund	Cost of Purchases	Proceeds from Sales
TSW Core Plus Bond Fund	$30,757,004	$4,814,833
TSW Emerging Markets Fund	2,633,907	7,212,510
TSW High Yield Bond Fund	4,608,404	4,119,159
TSW Large Cap Value Fund	17,450,665	19,869,450
For the year ended September 30, 2025, the aggregate cost of purchases and proceeds from sales of U.S. government securities (excluding short-term investments) for the Funds were as follows:
Fund	Cost of Purchases	Proceeds from Sales
TSW Core Plus Bond Fund	$32,747,448	$9,888,914
E. U.S. Federal Income Tax
As of September 30, 2025, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for U.S. Federal income tax purposes, were as follows:
Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
TSW Core Plus Bond Fund	$75,036,583	$821,929	$ (378,973)	$442,956
TSW Emerging Markets Fund	3,443,458	1,165,622	(68,271)	1,097,351
TSW High Yield Bond Fund	9,833,869	207,438	(56,938)	150,500
TSW Large Cap Value Fund	32,151,123	8,076,026	(836,954)	7,239,072

The tax character of distributions paid by the Funds during the latest tax years ended September 30, 2025 and September 30, 2024 were as follows:
47

TSW MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

	Distributions From
Fund	Ordinary Income* 2025	Long-Term Capital Gains 2025	Ordinary Income 2024	Long-Term Capital Gains 2024
TSW Core Plus Bond Fund	$2,704,475	$—	$114,889	$—
TSW Emerging Markets Fund	235,056	—	216,019	—
TSW High Yield Bond Fund	577,169	—	630,387	—
TSW Large Cap Value Fund	819,086	2,245,754 **	668,234	2,234,137 ***

*	Ordinary income includes short-term capital gains, if any.
**
The amount does not include tax equalization utilized of $338,111 in net long term capital gains in which the TSW Large Cap Value Fund designated as being distributed to shareholders on their redemption of shares.

***
The amount does not include tax equalization utilized of $261,855 in net long term capital gains in which the TSW Large Cap Value Fund designated as being distributed to shareholders on their redemption of shares.

Primarily as a result of differing book/tax treatment of tax equalization, the Funds made reclassifications among certain capital accounts. These reclassifications have no effect on net assets or net asset value per share. As of September 30, 2025, the following reclassifications were made to the Funds’ Statements of Assets and Liabilities:
Fund	Distributable Earnings (Loss)	Paid-in Capital
TSW Large Cap Value Fund	$ (337,277)	$337,277
As of the latest tax year ended September 30, 2025, the components of accumulated earnings on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Distributions Payable	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
TSW Core Plus Bond Fund	$18,303	$—	$(124,784)	$(14,989)	$—	$442,956	$321,486
TSW Emerging Markets Fund	204,404	—	(740,799)	—	—	1,087,669	551,274
TSW High Yield Bond Fund	5,537	—	(838,198)	(4,011)	—	150,500	(686,172)
TSW Large Cap Value Fund	178,239	4,383,947	—	—	—	7,239,072	11,801,258

As of the latest tax year ended September 30, 2025, capital losses incurred by the Funds are carried forward indefinitely under the provisions of the Regulated Investment Company Modernization Act of 2010 and are as follows:
Fund	Short-Term Capital Loss Carry-Forward	Long-Term Capital Loss Carry-Forward
TSW Core Plus Bond Fund	$121,156	$3,628
TSW Emerging Markets Fund	740,799	—
TSW High Yield Bond Fund	55,374	782,824
During the latest tax year ended September 30, 2025, the TSW High Yield Bond Fund and TSW Emerging Markets Fund utilized $30,326 and $563,440, respectively, in capital loss carry forwards.
48

TSW MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

F. Capital Share Transactions
Transactions in dollars for the year ended September 30, 2025, were as follows:
Fund	Class	Proceeds from Shares Sold	Reinvestments of Dividends	Payments for Shares Redeemed	Net Increase (Decrease) in Net Assets
TSW Core Plus Bond Fund	Institutional Shares	$48,695,790	$2,595,849	$ (2,630,750)	$48,660,889
TSW Emerging Markets Fund	Institutional Shares	297,981	11,370	(4,750,528)	(4,441,177)
TSW High Yield Bond Fund	Institutional Shares	239,022	529,655	(684,464)	84,213
TSW Large Cap Value Fund	Institutional Shares	2,102,395	3,006,059	(5,301,138)	(192,684)

Transactions in shares for the year ended September 30, 2025, were as follows:
Fund	Class	Shares Sold	Shares From Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) in Shares
TSW Core Plus Bond Fund	Institutional Shares	4,833,909	257,650	(260,582)	4,830,977
TSW Emerging Markets Fund	Institutional Shares	33,085	1,233	(456,906)	(422,588)
TSW High Yield Bond Fund	Institutional Shares	25,942	57,075	(73,832)	9,185
TSW Large Cap Value Fund	Institutional Shares	155,265	225,346	(388,066)	(7,455)

Transactions in dollars for the year ended September 30, 2024, were as follows:
Fund	Class	Proceeds from Shares Sold	Reinvestments of Dividends	Payments for Shares Redeemed	Net Increase (Decrease) in Net Assets
TSW Core Plus Bond Fund*	Institutional Shares	$26,646,423	$90,504	$—	$26,736,927
TSW Emerging Markets Fund	Institutional Shares	560,876	—	—	560,876
TSW High Yield Bond Fund	Institutional Shares	1,751,113	513,627	(6,426,400)	(4,161,660)
TSW Large Cap Value Fund	Institutional Shares	2,077,854	2,846,423	(6,127,605)	(1,203,328)

*	For the period from May 15, 2024, commencement of operations, to September 30, 2024.
Transactions in shares for the year ended September 30, 2024, were as follows:
Fund	Class	Shares Sold	Shares From Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) in Shares
TSW Core Plus Bond Fund*	Institutional Shares	2,593,137	8,790	—	2,601,927
TSW Emerging Markets Fund	Institutional Shares	62,691	—	—	62,691
TSW High Yield Bond Fund	Institutional Shares	197,291	56,584	(720,477)	(466,602)
TSW Large Cap Value Fund	Institutional Shares	161,887	227,297	(468,499)	(79,315)

*	For the period from May 15, 2024, commencement of operations, to September 30, 2024.
49

TSW MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

G. Concentration of Ownership
A significant portion of a Fund’s shares may be held in a limited number of shareholder accounts, including in certain omnibus or institutional accounts which typically hold shares for the benefit of other underlying investors. To the extent that a shareholder or group of shareholders redeem a significant portion of the shares issued by a Fund, this could have a disruptive impact on the efficient implementation of a Fund’s investment strategy.
As of September 30, 2025, PAFS or PAFS affiliates held outstanding shares of the Funds as follows:
Fund	Class	% Ownership
TSW Emerging Markets Fund	Institutional Shares	95.0
TSW High Yield Bond Fund	Institutional Shares	1.6
TSW Large Cap Value Fund	Institutional Shares	7.2
H. New Accounting Pronouncements
In December 2023, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2023-09, Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. The ASU is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. At this time, management is evaluating the implications of these changes on the financial statements.
I. Subsequent Events
Management has evaluated all subsequent transactions and event through the date on which these financial statement were issued and has determined that no additional items require disclosure in these financial statements.
50

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Perpetual Americas Funds Trust and Shareholders of each of the four funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (four of the funds constituting Perpetual Americas Funds Trust, hereafter collectively referred to as the "Funds") as of September 30, 2025, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of September 30, 2025, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
TSW Core Plus Bond Fund (1)
TSW Emerging Markets Fund (2)
TSW High Yield Bond Fund (3)
TSW Large Cap Value Fund (4)
(1)Statement of operations for the year ended September 30, 2025 and the statements of changes in net assets and the financial highlights for the year ended September 30, 2025 and for the period May 15, 2024 (commencement of operations) through September 30, 2024
(2)Statement of operations for the year ended September 30, 2025, statement of changes in net assets for each of the two years in the period ended September 30, 2025 and the financial highlights for the years ended September 30, 2025, 2024, and 2023, and the period from December 21, 2021 (commencement of operations) through September 30, 2022
(3)Statement of operations for the year ended September 30, 2025, statement of changes in net assets for each of the two years in the period ended September 30, 2025 and the financial highlights for the years ended September 30, 2025, 2024, and 2023, and the period from October 26, 2021 (commencement of operations) through September 30, 2022
(4)Statement of operations for the year ended September 30, 2025, statement of changes in net assets for each of the two years in the period ended September 30, 2025 and the financial highlights for the years ended September 30, 2025, 2024, and 2023, and the period from November 1, 2021 through September 30, 2022
The financial statements of TSW Large Cap Value Fund (formerly known as TS&W Equity Portfolio) as of and for the year ended October 31, 2021 and the financial highlights for each of the periods ended on or prior to October 31, 2021 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 23, 2021 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant
51

Report of Independent Registered Public Accounting Firm

estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
November 21, 2025
We have served as the auditor of one or more investment companies in Perpetual Americas Funds Trust since 2014.
52

TSW MUTUAL FUNDS
ADDITIONAL INFORMATION
September 30, 2025 (Unaudited)

A. Qualified Dividend Income (QDI)
Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2025 for the below Funds are designated as QDI, as defined in the Act, subject to reduced tax rates in 2025:
Fund	QDI Percentage
TSW Emerging Markets Fund	100.00%
TSW Large Cap Value Fund	75.99%
B. Corporate Dividends Received Deduction (DRD)
A percentage of the dividends distributed during the fiscal year ended September 30, 2025 for the Fund qualifies for the DRD for corporate shareholders:
Fund	Corporate DRD Percentage
TSW Emerging Markets Fund	1.18%
TSW Large Cap Value Fund	70.12%
C. Foreign Tax Credit
The Fund below intends to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:
Fund	Foreign Tax Credit	Foreign Source Income
TSW Emerging Markets Fund	$0.0410	$0.3022
53

TSW MUTUAL FUNDS
CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
September 30, 2025 (Unaudited)

Not applicable.
54

TSW MUTUAL FUNDS
PROXY DISCLOSURES
September 30, 2025 (Unaudited)

Not applicable.
55

TSW MUTUAL FUNDS
REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS
September 30, 2025 (Unaudited)

Included on page 47 in the Notes to Financial Statements.
56

TSW MUTUAL FUNDS
STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
September 30, 2025 (Unaudited)

Not applicable.
57

Investment Subadviser
Thompson, Siegel & Walmsley LLC
6641 West Broad Street
Suite 600
Richmond, Virginia 23230
Investment Adviser
Perpetual Americas Funds Services
1 Congress Street, Suite 3101
Boston, Massachusetts 02114
Custodian
The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Ropes & Gray LLP
Prudential Tower, 800 Boylston Street
Boston, Massachusetts 02199
Distributor
Perpetual Americas Funds Distributors, LLC
190 Middle Street, Suite 301
Portland, Maine 04101
For Additional Information, call
866-260-9549 (toll free) or 312-557-5913
TSW 09/25

TRILLIUM ESG GLOBAL EQUITY FUND
TRILLIUM ESG SMALL/MID CAP FUND
ANNUAL FINANCIAL STATEMENTS
AND ADDITIONAL INFORMATION
September 30, 2025

TRILLIUM MUTUAL FUNDS

September 30, 2025

TRILLIUM MUTUAL FUNDS
TRILLIUM ESG GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	99.5%
Automotive	1.5%
BYD Co. Ltd. - Class H		491,043	$6,940,735
Denso Corp.		345,864	4,977,566
			11,918,301
Banking	6.7%
Credicorp Ltd.		25,322	6,742,742
DNB Bank ASA		268,168	7,309,187
Grupo Financiero Banorte S.A.B. de C.V., Series O		516,326	5,201,181
HDFC Bank Ltd. - ADR		189,362	6,468,606
KBC Group N.V.		75,595	9,059,226
PNC Financial Services Group (The), Inc.		49,966	10,039,668
Sumitomo Mitsui Trust Group, Inc.		312,512	9,070,353
			53,890,963
Biotechnology & Pharmaceuticals	5.8%
AstraZeneca PLC		66,147	10,133,794
Gilead Sciences, Inc.		60,835	6,752,685
Merck & Co., Inc.		79,425	6,666,140
Novo Nordisk A/S - Class B		121,362	6,757,639
Roche Holding A.G. (Genusschein)		17,046	5,676,038
Vertex Pharmaceuticals, Inc.(a)		27,351	10,711,746
			46,698,042
Chemicals	2.5%
Air Liquide S.A.		50,583	10,539,304
Ecolab, Inc.		33,722	9,235,107
			19,774,411
Commercial Support Services	2.0%
Brambles Ltd.		281,665	4,621,464
Compass Group PLC		206,900	7,052,344
Recruit Holdings Co. Ltd.		82,327	4,426,218
			16,100,026
Construction Materials	0.7%
Sika A.G. - REG		25,322	5,686,277
Containers & Packaging	0.3%
Klabin S.A.		712,170	2,413,931
Diversified Industrials	1.3%
Siemens A.G. - REG		40,145	10,838,269
E-Commerce Discretionary	1.2%
MercadoLibre, Inc.(a)		4,200	9,815,148
Electric Utilities	0.8%
Terna - Rete Elettrica Nazionale		644,294	6,538,611
Electrical Equipment	4.5%
Assa Abloy AB - Class B		189,607	6,599,819
Prysmian S.p.A.		143,472	14,278,549
See Notes to Financial Statements.
1

TRILLIUM MUTUAL FUNDS
TRILLIUM ESG GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Shares	Value
Schneider Electric S.E.		22,790	$6,414,750
Trane Technologies PLC		21,060	8,886,477
			36,179,595
Engineering & Construction	1.1%
Quanta Services, Inc.		20,627	8,548,241
Entertainment Content	1.5%
Netflix, Inc.(a)		10,129	12,143,860
Food	2.9%
Kerry Group PLC - Class A		81,278	7,337,591
McCormick & Co., Inc. (Non Voting)		93,754	6,273,080
Nestle S.A. - REG		102,894	9,449,296
			23,059,967
Gas & Water Utilities	1.1%
American Water Works Co., Inc.		65,034	9,052,082
Health Care Facilities & Services	1.0%
Elevance Health, Inc.		24,088	7,783,315
Home Construction	0.6%
Daiwa House Industry Co. Ltd.		130,564	4,689,210
Household Products	2.8%
L'Oreal S.A.		24,088	10,465,927
Unilever PLC		208,383	12,377,209
			22,843,136
Institutional Financial Services	3.3%
Bank of New York Mellon (The) Corp.		132,601	14,448,205
Intercontinental Exchange, Inc.		70,347	11,852,063
			26,300,268
Insurance	3.7%
AIA Group Ltd.		645,839	6,189,699
Allianz S.E. - REG		25,384	10,679,727
Aviva PLC		702,845	6,501,878
Travelers (The) Cos., Inc.		24,644	6,881,097
			30,252,401
Internet Media & Services	7.7%
Alphabet, Inc. - Class A		185,284	45,042,541
Rightmove PLC		695,989	6,646,590
Spotify Technology S.A.(a)		15,007	10,474,886
			62,164,017
IT Services	0.8%
Accenture PLC - Class A		26,681	6,579,535
Leisure Facilities & Services	2.1%
Chipotle Mexican Grill, Inc.(a)		144,213	5,651,707
Marriott International, Inc. - Class A		26,063	6,787,848
Starbucks Corp.		52,867	4,472,548
			16,912,103
See Notes to Financial Statements.
2

TRILLIUM MUTUAL FUNDS
TRILLIUM ESG GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Shares	Value
Machinery	2.1%
Atlas Copco AB - Class A		339,069	$5,749,927
Deere & Co.		13,895	6,353,628
Kurita Water Industries Ltd.		134,084	4,565,318
			16,668,873
Medical Equipment & Devices	2.1%
Cochlear Ltd.		31,499	5,804,820
Hoya Corp.		43,233	5,977,842
Stryker Corp.		14,761	5,456,699
			17,239,361
Real Estate Investment Trusts	1.6%
American Tower Corp.		25,632	4,929,546
Prologis, Inc.		69,977	8,013,766
			12,943,312
Real Estate Services	0.8%
Jones Lang LaSalle, Inc.(a)		22,728	6,779,308
Renewable Energy	1.2%
First Solar, Inc.(a)		44,406	9,792,855
Retail - Consumer Staples	1.3%
Costco Wholesale Corp.		3,829	3,544,237
Target Corp.		73,558	6,598,153
			10,142,390
Retail - Discretionary	4.1%
Ferguson Enterprises, Inc.		33,783	7,587,222
Industria de Diseno Textil S.A.		119,014	6,586,692
Lululemon Athletica, Inc.(a)		21,616	3,846,135
TJX Cos. (The), Inc.		105,797	15,291,899
			33,311,948
Semiconductors	11.2%
Applied Materials, Inc.		32,981	6,752,530
ASML Holding N.V.		9,264	9,034,134
Infineon Technologies A.G.		330,255	12,955,961
NVIDIA Corp.		250,756	46,786,055
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR		54,641	15,260,685
			90,789,365
Software	12.3%
Cadence Design Systems, Inc.(a)		29,954	10,521,642
Intuit, Inc.		13,706	9,359,964
Microsoft Corp.		93,198	48,271,904
Palo Alto Networks, Inc.(a)		51,246	10,434,711
SAP S.E.		20,689	5,539,837
ServiceNow, Inc.(a)		16,547	15,227,873
			99,355,931
Specialty Finance	2.3%
Visa, Inc. - Class A		54,288	18,532,837
See Notes to Financial Statements.
3

TRILLIUM MUTUAL FUNDS
TRILLIUM ESG GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Shares	Value
Technology Hardware	3.9%
Apple, Inc.		104,871	$26,703,303
Cisco Systems, Inc.		72,569	4,965,171
			31,668,474
Transportation & Logistics	0.7%
Union Pacific Corp.		23,470	5,547,604
TOTAL COMMON STOCKS (Cost $536,206,768)			802,953,967
SHORT-TERM INVESTMENTS	0.2%
Northern Institutional Treasury Portfolio (Premier Class), 3.95%(b)		1,589,232	1,589,232
TOTAL SHORT-TERM INVESTMENTS (Cost $1,589,232)			1,589,232
TOTAL INVESTMENTS (Cost $537,796,000)	99.7%		804,543,199
NET OTHER ASSETS (LIABILITIES)	0.3%		2,664,463
NET ASSETS	100.0%		$807,207,662

(a)Non-income producing security.
(b)7-day current yield as of September 30, 2025 is disclosed.

Abbreviations:
ADR – American Depositary Receipt
REG – Registered
At September 30, 2025 the Fund’s investments were concentrated in the following countries:
Country Allocation (Unaudited)	Percentage of Net Assets
United States	60.2%
United Kingdom	5.3
Germany	4.9
Japan	4.1
France	3.4
Ireland	2.8
Switzerland	2.6
Italy	2.6
All other countries less than 2%	13.8
Total	99.7%
See Notes to Financial Statements.
4

TRILLIUM MUTUAL FUNDS
TRILLIUM ESG SMALL/MID CAP FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	98.6%
Aerospace & Defense	1.3%
Hexcel Corp.		7,146	$448,054
Apparel & Textile Products	1.7%
Deckers Outdoor Corp.(a)		5,760	583,891
Asset Management	4.9%
LPL Financial Holdings, Inc.		1,529	508,683
StepStone Group, Inc. - Class A		6,744	440,451
Stifel Financial Corp.		6,358	721,442
			1,670,576
Banking	6.0%
East West Bancorp, Inc.		8,342	888,006
Fifth Third Bancorp		10,239	456,147
Webster Financial Corp.		11,906	707,693
			2,051,846
Chemicals	3.9%
Avery Dennison Corp.		1,863	302,123
Ingevity Corp.(a)		9,014	497,483
Rogers Corp.(a)		2,737	220,219
Sensient Technologies Corp.		3,403	319,371
			1,339,196
Construction Materials	1.1%
Trex Co., Inc.(a)		7,583	391,814
Consumer Services	1.6%
Bright Horizons Family Solutions, Inc.(a)		5,071	550,559
Containers & Packaging	1.2%
AptarGroup, Inc.		3,196	427,177
E-Commerce Discretionary	1.2%
Etsy, Inc.(a)		5,973	396,548
Electric Utilities	2.3%
CMS Energy Corp.		5,122	375,238
Ormat Technologies, Inc.		4,363	419,939
			795,177
Electrical Equipment	5.8%
Allegion PLC		2,415	428,300
Badger Meter, Inc.		1,535	274,120
nVent Electric PLC		6,157	607,327
Trimble, Inc.(a)		8,612	703,170
			2,012,917
Engineering & Construction	3.5%
MYR Group, Inc.(a)		3,990	830,040
Tetra Tech, Inc.		11,067	369,416
			1,199,456
Food	3.2%
Darling Ingredients, Inc.(a)		5,674	175,156
See Notes to Financial Statements.
5

TRILLIUM MUTUAL FUNDS
TRILLIUM ESG SMALL/MID CAP FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Shares	Value
Lamb Weston Holdings, Inc.		7,203	$418,350
McCormick & Co., Inc. (Non Voting)		7,813	522,768
			1,116,274
Health Care Facilities & Services	4.8%
Encompass Health Corp.		5,605	711,947
ICON PLC(a)		2,978	521,150
Quest Diagnostics, Inc.		2,190	417,370
			1,650,467
Household Products	1.3%
elf Beauty, Inc.(a)		3,467	459,308
Industrial Intermediate Products	2.2%
Valmont Industries, Inc.		1,995	773,521
Insurance	3.9%
Hanover Insurance Group (The), Inc.		3,035	551,247
Palomar Holdings, Inc.(a)		2,432	283,936
Reinsurance Group of America, Inc.		2,685	515,869
			1,351,052
Leisure Facilities & Services	3.9%
Cava Group, Inc.(a)		3,938	237,895
Domino's Pizza, Inc.		1,443	622,958
InterContinental Hotels Group PLC - ADR		3,921	475,460
			1,336,313
Machinery	4.8%
Lincoln Electric Holdings, Inc.		3,507	827,056
Middleby (The) Corp.(a)		1,966	261,340
MSA Safety, Inc.		3,237	556,991
			1,645,387
Medical Equipment & Devices	5.9%
Exact Sciences Corp.(a)		4,248	232,408
Merit Medical Systems, Inc.(a)		8,566	712,948
Omnicell, Inc.(a)		11,314	344,511
Penumbra, Inc.(a)		1,690	428,111
TransMedics Group, Inc.(a)		2,805	314,721
			2,032,699
Publishing & Broadcasting	2.0%
New York Times (The) Co. - Class A		12,176	698,902
Real Estate Investment Trusts	4.6%
Camden Property Trust		2,294	244,953
CubeSmart		7,215	293,362
EastGroup Properties, Inc.		2,708	458,356
Federal Realty Investment Trust		3,093	313,352
Lamar Advertising Co. - Class A		2,093	256,225
			1,566,248
Real Estate Services	2.1%
Jones Lang LaSalle, Inc.(a)		2,397	714,977
See Notes to Financial Statements.
6

TRILLIUM MUTUAL FUNDS
TRILLIUM ESG SMALL/MID CAP FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Shares	Value
Renewable Energy	2.5%
First Solar, Inc.(a)		2,645	$583,302
NEXTracker, Inc. - Class A(a)		3,835	283,752
			867,054
Retail - Consumer Staples	1.7%
BJ's Wholesale Club Holdings, Inc.(a)		6,151	573,581
Retail - Discretionary	3.7%
Burlington Stores, Inc.(a)		2,501	636,504
Freshpet, Inc.(a)		3,737	205,946
Ulta Beauty, Inc.(a)		805	440,134
			1,282,584
Semiconductors	4.4%
Allegro MicroSystems, Inc.(a)		13,608	397,354
SiTime Corp.(a)		3,685	1,110,327
			1,507,681
Software	8.1%
CyberArk Software Ltd.(a)		2,472	1,194,347
Dynatrace, Inc.(a)		13,671	662,360
Paylocity Holding Corp.(a)		3,570	568,594
PTC, Inc.(a)		1,719	348,991
			2,774,292
Specialty Finance	2.4%
Ally Financial, Inc.		10,153	397,997
Jack Henry & Associates, Inc.		2,788	415,217
			813,214
Transportation & Logistics	1.4%
JB Hunt Transport Services, Inc.		3,547	475,901
Transportation Equipment	1.2%
Westinghouse Air Brake Technologies Corp.		2,018	404,549
TOTAL COMMON STOCKS (Cost $29,228,248)			33,911,215
SHORT-TERM INVESTMENTS	1.5%
Northern Institutional Treasury Portfolio (Premier Class), 3.95%(b)		523,845	523,845
TOTAL SHORT-TERM INVESTMENTS (Cost $523,845)			523,845
TOTAL INVESTMENTS (Cost $29,752,093)	100.1%		34,435,060
NET OTHER ASSETS (LIABILITIES)	(0.1%)		(17,978)
NET ASSETS	100.0%		$34,417,082

(a)Non-income producing security.
(b)7-day current yield as of September 30, 2025 is disclosed.

Abbreviations:
ADR – American Depositary Receipt
See Notes to Financial Statements.
7

TRILLIUM MUTUAL FUNDS
TRILLIUM ESG SMALL/MID CAP FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

At September 30, 2025 the industry sectors (excluding short-term investments) for the Trillium ESG Small/Mid Cap Fund were:
Sector Allocation (Unaudited)	% of Net Assets
Industrials	21.0%
Financials	17.2
Information Technology	15.9
Consumer Discretionary	11.5
Health Care	10.7
Consumer Staples	6.8
Real Estate	6.7
Materials	4.5
Utilities	2.3
Communication Services	2.0
Total	98.6%
See Notes to Financial Statements.
8

TRILLIUM MUTUAL FUNDS
STATEMENTS OF ASSETS & LIABILITIES
September 30, 2025

	Trillium ESG Global Equity Fund	Trillium ESG Small/Mid Cap Fund
Assets:
Investments, at cost	$537,796,000	$29,752,093
Investments, at value	804,543,199	34,435,060
Receivable for dividends	864,909	18,497
Reclaims receivable	2,936,764	—
Receivables for capital shares sold	82,580	—
Receivable from investment adviser	—	5,933
Prepaid expenses	56,507	15,928
Total Assets	808,483,959	34,475,418
Liabilities:
Capital shares redeemed payable	341,044	1,051
Investment advisory fees payable	595,854	21,268
Accounting and Administration fees payable	158,147	12,343
Distribution (Rule 12b-1) fees payable - Investor Shares	47,096	—
Audit fees payable	66,149	20,802
Compliance fees payable	12,893	538
Trustee fees payable	243	10
Brokerage and trade cost analysis fees payable	5,404	226
Foreign Tax Agent fees payable	4,481	311
Accrued expenses and other payables	44,986	1,787
Total Liabilities	1,276,297	58,336
Net Assets	$807,207,662	$34,417,082
Net Assets:
Paid in capital	$444,024,370	$31,151,382
Distributable earnings (loss)	363,183,292	3,265,700
Net Assets	$807,207,662	$34,417,082
Net Assets:
Investor Shares	$230,512,155	$—
Institutional Shares	576,695,507	34,417,082
Share of Common Stock Outstanding:
Investor Shares	3,681,875	—
Institutional Shares	9,253,333	2,183,648
Net Asset Value per Share:
Investor Shares	$62.61	$—
Institutional Shares	62.32	15.76
See Notes to Financial Statements.
9

TRILLIUM MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the year ended September 30, 2025

	Trillium ESG Global Equity Fund	Trillium ESG Small/Mid Cap Fund
Income:
Dividend income (Net of foreign withholding tax of $996,696 and $0, respectively)	$13,784,435	$340,519
Expenses:
Investment advisory fees	7,145,981	261,285
Distribution (Rule 12b-1) fees - Investor Shares	577,567	—
Accounting and Administration fees	381,497	31,375
Treasurer Service fees	26,390	1,091
Audit fees	98,702	32,287
Shareholder Services - Institutional Shares	81,700	—
Compliance fees	51,115	2,120
Trustee fees	97,509	4,047
Legal fees	440,937	18,012
Registration fees	56,919	22,424
Interest expense	25,005	619
Other	100,744	13,487
Expenses before reductions	9,084,066	386,747
Less: Expense reductions by investment advisor	(158,530)	(48,199)
Net expenses	8,925,536	338,548
Net investment income	4,858,899	1,971
Realized and Unrealized Gain (Loss) on Investments:
Net realized gains from investment transactions	128,522,534	410,660
Net realized losses from foreign currency transactions	(71,566)	—
Change in unrealized appreciation (depreciation) on investments	(64,269,090)	990,524
Change in unrealized appreciation (depreciation) on foreign currency	154,498	—
Net realized and unrealized gains from investment activities	64,336,376	1,401,184
Net increase (decrease) in net assets resulting from operations	$69,195,275	$1,403,155
See Notes to Financial Statements.
10

TRILLIUM MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the year ended September 30, 2025, three months ended September 30, 2024 and year ended June 30, 2024

	Trillium ESG Global Equity Fund			Trillium ESG Small/Mid Cap Fund
	2025	Three Months Ended September 30, 2024(a)	Year Ended June 30, 2024	2025	Three Months Ended September 30, 2024(a)	Year Ended June 30, 2024
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$4,858,899	$1,025,934	$7,763,643	$1,971	$(1,677)	$65,910
Net realized gains (losses) from investments and foreign currency transactions	128,450,968	26,894,555	71,987,626	410,660	(1,495,779)	3,489,313
Change in unrealized appreciation (depreciation) on investments and foreign currency	(64,114,592)	15,670,954	23,076,998	990,524	3,492,339	(2,278,338)
Change in net assets resulting from operations	69,195,275	43,591,443	102,828,267	1,403,155	1,994,883	1,276,885
Dividends paid to shareholders:
From distributable earnings:
Investor Shares	(26,786,423)	—	(13,891,654)	—	—	—
Institutional Shares	(75,013,895)	—	(38,928,844)	(2,170,657)	—	(1,088,247)
Total dividends paid to shareholders	(101,800,318)	—	(52,820,498)	(2,170,657)	—	(1,088,247)
Net Capital Transactions:
Investor Shares	(19,472,765)	(4,415,810)	(10,244,322)	—	—	—
Institutional Shares	(99,022,771)	(39,932,583)	25,837,500	(3,776,718)	(3,253,887)	(3,748,747)
Change in net assets from capital transactions	(118,495,536)	(44,348,393)	15,593,178	(3,776,718)	(3,253,887)	(3,748,747)
Total Increase (Decrease) in Net Assets	(151,100,579)	(756,950)	65,600,947	(4,544,220)	(1,259,004)	(3,560,109)
Net assets:
Beginning of year/period	958,308,241	959,065,191	893,464,244	38,961,302	40,220,306	43,780,415
End of year/period	$807,207,662	$958,308,241	$959,065,191	$34,417,082	$38,961,302	$40,220,306

(a)	During the period, the fiscal year end changed to September 30 from June 30.
See Notes to Financial Statements.
11

TRILLIUM MUTUAL FUNDS
FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period
For the periods indicated

	Investor Shares
Trillium ESG Global Equity Fund	Year Ended September 30, 2025	Three Months Ended September 30, 2024(a)	Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021
Net asset value, beginning of year/period	$64.31	$61.44	$58.42	$52.71	$65.97	$45.99
Income (loss) from investment operations:
Net investment income(b)	0.23	0.04	0.39	0.33	0.20	0.06
Net realized and unrealized gains (losses) from investments and foreign currency	5.00	2.83	5.97	7.93	(11.64)	21.00
Total from investment operations	5.23	2.87	6.36	8.26	(11.44)	21.06
Less distributions paid:
From net investment income	(0.40)	—	(0.37)	(0.22)	(0.03)	(0.07)
From net realized gains	(6.53)	—	(2.97)	(2.33)	(1.79)	(1.01)
Total distributions paid	(6.93)	—	(3.34)	(2.55)	(1.82)	(1.08)
Change in net asset value	(1.70)	2.87	3.02	5.71	(13.26)	19.98
Net asset value, end of year/period	$62.61	$64.31	$61.44	$58.42	$52.71	$65.97
Total return	9.09%	4.69%(c)	11.45%	16.36%	(17.94%)	46.14%
Ratios/Supplemental data:
Net assets, end of year/period (000's)	$230.5	$258.0	$250.8	$248.3	$232.5	$297.8
Ratio of net expenses to average net assets	1.24%	1.20%(d)	1.24%	1.31%	1.30%	1.30%
Ratio of net investment income to average net assets	0.40%	0.28%(d)	0.67%	0.60%	0.30%	0.11%
Ratio of gross expenses to average net assets	1.25%	1.20%	1.24%	1.31%	1.30%	1.30%
Portfolio turnover rate(e)	21.73%	5.55%(c)	27.31%	10.00%	7.00%	10.00%

(a)	During the period, the fiscal year end changed to September 30 from June 30.
(b)	Net investment income (loss) for the year or period ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.
See Notes to Financial Statements.
12

TRILLIUM MUTUAL FUNDS
FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period
For the periods indicated

	Institutional Shares
Trillium ESG Global Equity Fund	Year Ended September 30, 2025	Three Months Ended September 30, 2024(a)	Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021
Net asset value, beginning of year/period	$64.01	$61.12	$58.15	$52.50	$65.70	$45.80
Income (loss) from investment operations:
Net investment income(b)	0.38	0.08	0.53	0.48	0.41	0.23
Net realized and unrealized gains (losses) from investments and foreign currency	4.97	2.81	5.94	7.89	(11.61)	20.89
Total from investment operations	5.35	2.89	6.47	8.37	(11.20)	21.12
Less distributions paid:
From net investment income	(0.51)	—	(0.53)	(0.39)	(0.21)	(0.21)
From net realized gains	(6.53)	—	(2.97)	(2.33)	(1.79)	(1.01)
Total distributions paid	(7.04)	—	(3.50)	(2.72)	(2.00)	(1.22)
Change in net asset value	(1.69)	2.89	2.97	5.65	(13.20)	19.90
Net asset value, end of year/period	$62.32	$64.01	$61.12	$58.15	$52.50	$65.70
Total return	9.35%	4.75%(c)	11.72%	16.69%	(17.70%)	46.52%
Ratios/Supplemental data:
Net assets, end of year/period (000's)	$576.7	$700.3	$708.3	$645.1	$608.1	$622.1
Ratio of net expenses to average net assets	0.99%	0.99%(d)	1.00%	1.03%	1.01%	1.02%
Ratio of net investment income to average net assets	0.65%	0.48%(d)	0.93%	0.89%	0.65%	0.40%
Ratio of gross expenses to average net assets	1.01%	0.99%	1.00%	1.03%	1.01%	1.02%
Portfolio turnover rate(e)	21.73%	5.55%(c)	27.31%	10.00%	7.00%	10.00%

(a)	During the period, the fiscal year end changed to September 30 from June 30.
(b)	Net investment income (loss) for the year or period ended was calculated using the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.
See Notes to Financial Statements.
13

TRILLIUM MUTUAL FUNDS
FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period
For the periods indicated

	Institutional Shares
Trillium ESG Small/Mid Cap Fund	Year Ended September 30, 2025	Three Months Ended September 30, 2024(a)	Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021
Net asset value, beginning of year/period	$16.04	$15.20	$15.11	$13.73	$16.96	$11.01
Income (loss) from investment operations:
Net investment income (loss)(b)	— (c)	— (c)	0.02	0.02	(0.02)	(0.02)
Net realized and unrealized gains (losses) from investments and foreign currency	0.67	0.84	0.44	1.78	(2.82)	5.99
Total from investment operations	0.67	0.84	0.46	1.80	(2.84)	5.97
Less distributions paid:
From net investment income	(0.02)	—	(0.01)	(0.01)	—	(0.02)
From net realized gains	(0.93)	—	(0.36)	(0.41)	(0.39)	—
Total distributions paid	(0.95)	—	(0.37)	(0.42)	(0.39)	(0.02)
Change in net asset value	(0.28)	0.84	0.09	1.38	(3.23)	5.95
Net asset value, end of year/period	$15.76	$16.04	$15.20	$15.11	$13.73	$16.96
Total return	4.05%	5.53%(d)	3.14%	13.37%	(17.16%)	54.23%
Ratios/Supplemental data:
Net assets, end of year/period (000's)	$34.4	$39.0	$40.2	$43.8	$33.2	$31.7
Ratio of net expenses to average net assets	0.97%	0.97%(e)	0.98%	0.98%	0.98%	0.98%
Ratio of net investment income (loss) to average net assets	0.01%	(0.02%)(e)	0.16%	0.12%	(0.12%)	(0.15%)
Ratio of gross expenses to average net assets	1.11%	1.20%(e)	1.18%	1.39%	1.36%	1.77%
Portfolio turnover rate(f)	19.98%	6.29%(d)	31.34%	26.00%	21.00%	20.00%

(a)	During the period, the fiscal year end changed to September 30 from June 30.
(b)	Net investment income (loss) for the year or period ended was calculated using the average shares outstanding method.
(c)	Amount is less than $0.005 per share.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover is calculated at the fund level without regard to each class of shares.
See Notes to Financial Statements.
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TRILLIUM MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

Perpetual Americas Funds Trust (the “Trust”) (formerly JOHCM Funds Trust) is a Massachusetts business trust operating under a Second Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”). As an open-end registered investment company (as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08), the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services - Investment Companies.” The Trillium ESG Global Equity Fund (“Global Equity Fund”) and the Trillium ESG Small/Mid Cap Fund (“SMID Fund”) (each, a “Fund” and collectively, the “Funds”) are each a diversified fund, a series of the Trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a management investment company. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest in separate series of the Trust.
Each Fund is authorized to issue up to four classes of shares as follows: Advisor, Investor, Institutional and Class Z shares. Each class of shares is distinguished by the class-specific shareholder servicing and distribution (Rule 12b-1) fees and/or sub-transfer agency fees incurred, as applicable. As of September 30, 2025, the following classes of shares were in operation:
Fund	Commencement Date	Investment Objective
Trillium ESG Global Equity Fund	Institutional Shares: March 30, 2007 Investor Shares: September 30, 1999	seeks long-term capital appreciation by investing in companies that meet Trillium’s Environmental, Social, and Governance (“ESG”) criteria
Trillium ESG Small/Mid Cap Fund	Institutional Shares: August 31, 2015	seeks long-term capital appreciation by investing in companies that meet Trillium’s Environmental, Social, and Governance (“ESG”) criteria
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Funds. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.
Prior to October 30, 2023, each of the Trillium ESG Global Equity Fund and Trillium ESG Small/Mid Cap Fund operated as a series of Professionally Managed Portfolios (each, a “Predecessor Fund,” and together, the “Predecessor Funds”). On October 30, 2023, the Predecessor Funds were reorganized into the Trust. Subsequent to June 30, 2024, the Board approved a change in the fiscal year end for each Fund to September 30 to align the fiscal year end with the other series in the Trust.
A. Significant accounting policies related to investments are as follows:
INVESTMENT VALUATION
Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:
• Level 1 — quoted prices in active markets for identical assets
• Level 2 — other significant observable inputs (including adjustments made to quoted prices of a security, quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
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TRILLIUM MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.
Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 p.m. Eastern Time, each business day on which the share price of the Funds are calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in closed-end investment companies are valued at the last quoted sales prices or official closing prices taken from the primary market or composite in which each security trades. Investments in other open-end registered investment companies, including money market funds, are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.
Debt and other fixed income securities, if any, are generally valued at an evaluated price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques, which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.
The Trustees have designated JOHCM (USA) Inc d/b/a Perpetual Americas Funds Services (the “Adviser” or “PAFS”), investment adviser to the Funds, as the Funds’ Valuation Designee with responsibility for establishing fair value, in accordance with the Trust's valuation policy, when the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service did not provide a price, a furnished price was in error, certain stale prices, or an event occurred that materially affected the furnished price). In addition, fair value pricing may be used if events materially affecting the value of non-U.S. equity securities occur between the time when the exchange on which they are traded closes and the time when a Fund’s net asset value is calculated. The Funds identify possible fluctuations in international equity securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Funds generally use a systematic valuation model provided by an approved independent third party pricing service to fair value their international equity securities. International equity securities which are fair valued pursuant to this valuation model or fair valued in connection with local market holidays are deemed to be Level 2 securities.
In the fair value situations noted above, while the Trust’s valuation policy is intended to result in a calculation of each Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.
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TRILLIUM MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

The following is a summary of the valuation inputs used as of September 30, 2025 in valuing the Funds' investments based upon the three fair value levels defined above:
Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Trillium ESG Global Equity Fund
Common Stocks
Automotive	$—	$11,918,301	$—	$11,918,301
Banking	28,452,197	25,438,766	—	53,890,963
Biotechnology & Pharmaceuticals	24,130,571	22,567,471	—	46,698,042
Chemicals	9,235,107	10,539,304	—	19,774,411
Commercial Support Services	—	16,100,026	—	16,100,026
Construction Materials	—	5,686,277	—	5,686,277
Diversified Industrials	—	10,838,269	—	10,838,269
Electric Utilities	—	6,538,611	—	6,538,611
Electrical Equipment	8,886,477	27,293,118	—	36,179,595
Food	6,273,080	16,786,887	—	23,059,967
Home Construction	—	4,689,210	—	4,689,210
Household Products	—	22,843,136	—	22,843,136
Insurance	6,881,097	23,371,304	—	30,252,401
Internet Media & Services	55,517,427	6,646,590	—	62,164,017
Machinery	6,353,628	10,315,245	—	16,668,873
Medical Equipment & Devices	5,456,699	11,782,662	—	17,239,361
Retail - Discretionary	19,138,034	14,173,914	—	33,311,948
Semiconductors	68,799,270	21,990,095	—	90,789,365
Software	93,816,094	5,539,837	—	99,355,931
Other*	194,955,263	—	—	194,955,263
Total Common Stocks	$527,894,944	$275,059,023	$ —	$802,953,967
Short-Term Investments	$1,589,232	$—	$—	$1,589,232
Total Investments	$529,484,176	$275,059,023	$ —	$804,543,199
Trillium ESG Small/Mid Cap Fund
Common Stocks*	$33,911,215	$—	$—	$33,911,215
Short-Term Investments	523,845	—	—	523,845
Total Investments	$34,435,060	$ —	$ —	$34,435,060

*	See additional categories in the Schedule of Investments.
There were no Level 3 securities held by the Funds during the year.
CURRENCY TRANSACTIONS
The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in Net realized and unrealized gains (losses) from investment activities on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign
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TRILLIUM MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in Net realized gains (losses) from foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in Change in unrealized appreciation (depreciation) on foreign currency on the Statements of Operations.
The Funds may engage in spot currency transactions for the purpose of foreign security settlement and operational processes. The Funds are authorized to enter into forward foreign currency exchange contracts, for the purchase or sale of a specific foreign currency at a specified exchange rate on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to change in foreign currency exchange rates. Changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of a Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.
All forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign exchange contracts in the Statements of Operations.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The Funds bear the market risk from changes in forward foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.
There were no forward foreign currency exchange contracts as of or for the year ended September 30, 2025.
INVESTMENT TRANSACTIONS AND INCOME
Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, investments are reported as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available, and reflect applicable foreign withholdings taxes and any related reclaim amounts. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. Each Fund, as applicable, records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Non-cash dividends are recognized as investment income at the fair value of the asset received.
EXPENSE ALLOCATIONS
Expenses directly attributable to a Fund are charged to that Fund, while expenses that are attributable to more than one Fund are allocated among the applicable Funds in the Trust on a pro-rata basis based on relative net assets or another reasonable basis. Certain expenses that arise in connection with a class of shares are charged to that class of shares.
The investment income, expenses (other than class-specific expenses charged to a class), and realized/unrealized gains/losses on investments are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized/unrealized gains/losses are incurred.
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TRILLIUM MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

DISTRIBUTIONS TO SHAREHOLDERS
Distributions of dividends from net investment income, if any, are declared and paid on an annual basis.
Distributions from net investment income and from net realized capital gain are determined in accordance with U.S. federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital, etc.), such amounts are reclassified within the composition of net assets based on their U.S. federal tax-basis treatment. Temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.
U.S. FEDERAL INCOME TAX INFORMATION
No provision is made for U.S. federal income taxes as each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.
The Funds analyzed all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions that remain subject to examination. The Funds’ U.S. federal income tax returns for the tax years ended June 30, 2022 through June 30, 2024 and for the tax period from July 1, 2024 to September 30, 2024, and tax year ended September 30, 2025, as applicable, remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown or uncertain tax positions taken by the Funds will be recorded as interest expense on the Statements of Operations.
Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
USE OF ESTIMATES
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.
CAPITAL GAIN TAXES
Investments in certain non-U.S. securities may subject the Funds to capital gain taxes on the disposal of those securities. Any capital gains assessed will reduce the proceeds received on the sale and be reflected in net realized gain/loss on the transaction. The Funds estimate and accrue foreign capital gain taxes on certain investments held which impact the amount of unrealized appreciation/depreciation on such investments. The Trillium funds paid no capital gains tax for the year ended September 30, 2025.
SUMMARY OF PRINCIPAL AND NON-PRINCIPAL RISKS
This section describes the principal risks and some related risks of investing in the Funds, listed in alphabetical order, but it does not describe every possible risk of investing in a Fund. Any investment in the Funds is subject to investment risks, including the possible loss of the principal amount invested. The significance of any specific risk to an investment in a Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. Your investment in a Fund may be subject (in varying degrees) to the following risks discussed below. Each Fund may be more susceptible to some of the risks than others and not all risks will be applicable to all Funds. You should read all of the risk information for your Fund presented below carefully, because any one or more of these risks may result in losses to the Fund.
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TRILLIUM MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

Active Management Risk. Trillium’s dependence on a quantitative strategy or judgments about the attractiveness, value, and potential appreciation of, or social and environmental factors related to, a particular asset class or individual security in which a Fund invests may prove to be incorrect, and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.
Asset Allocation Risk. The risk that if a Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.
Credit Risk. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by a Fund maybe unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. An actual or perceived decline in creditworthiness of an issuer of a fixed-income security held by a Fund may result in a decrease in the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when a Fund owns securities of the issuer or that the issuer will default on its obligations or that the obligations of the issuer will be limited or restructured.
The credit rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition and does not reflect an assessment of an investment’s volatility or liquidity. Securities rated in the lowest category of investment grade are considered to have speculative characteristics. If a security held by a Fund loses its rating or its rating is downgraded, a Fund may nonetheless continue to hold the security in the discretion of Trillium. In the case of asset-backed or mortgage-related securities, changes in the actual or perceived ability of the obligors on the underlying assets or mortgages to make payments of interest and/or principal may affect the values of those securities.
Currency Risk. A significant portion of a Fund’s assets may be denominated in non-U.S. currencies. There is the risk that the value of such assets and/or the value of any distributions from such assets may decrease if the currency in which such assets are priced orin which they make distributions falls in relation to the value of the U.S. dollar. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. A Fund is not required to hedge its non-U.S. currency risk, although it may do so through non-U.S. currency exchange contracts and other methods. Therefore, to the extent a Fund does not hedge its non-U.S. currency risk, or the hedges are ineffective, the value of a Fund’s assets and income could be adversely affected by currency exchange rate movements.
Cybersecurity Risk. The computer systems, networks, and devices used by a Fund and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, networkf ailures, computer and telecommunication failures, infiltration by unauthorized persons, and security breaches. Despite the various protections utilized by a Fund and its service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.
Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV; impediments to trading; the inability of the Funds, Trillium or the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties,reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information. Any problems relating to the performance and effectiveness of security procedures used by the Fund or its service providers to protect the Fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone callbacks,may have an adverse impact on the Fund or its investors. Furthermore, as the Fund’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware.
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TRILLIUM MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.
Depositary Receipts Risk. Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositaries of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request. Some Funds may also invest in certain depositary receipts without voting rights, for example, Thai non-voting depositary receipts (“NVDRs”). NVDRs are similar to other depositary receipts except that they do not allow the holder to participate in company decision making through voting. See Investment Strategies and Risks – Depositary Receipts in the Funds’ Statement of Additional Information(“SAI”) for additional information.
Emerging Markets Risk. Investing in emerging market securities magnifies the risks inherent in non-U.S. investments. In addition to the risks of investing in non-U.S. investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, tariffs and other sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Geopolitical events such as nationalization or expropriation could even cause the loss of the Fund’s entire investment in one or more countries. In addition, pandemics and outbreaks of contagious diseases may exacerbate preexisting problems in emerging market countries with less established healthcare systems. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. To the extent a Fund invests in frontier countries, these risks will be magnified. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries.
Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, condition and stability of financial institutions, governmental controls, and investment restrictions that are subject to political change and balance of payments position. Issuers of non-U.S. securities(particularly those tied economically to emerging countries) often are not subject to as much regulation as U.S. issuers, and the reporting,accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Further, a Fund may face greater difficulties or restrictions with respect to investments made in emerging markets countries than in the United States. Satisfactory custodial services may not be available in some emerging markets countries, which may result in a Fund incurring additional costs and delays in the transportation and custody of such securities. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets. In addition, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. A Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation. A subset of emerging markets, frontier markets, are less developed than other emerging markets and are the most speculative. They have the least number of investors and may not have a stock market on which to trade. Most frontier markets consist chiefly of stocks of financial,telecommunications, and consumer companies that count on monthly payments from customers. Investments in this sector are
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TRILLIUM MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

typically illiquid, nontransparent, and subject to very low levels of regulation and high transaction fees. Emerging market investments are also subject to enhanced custody risk, a risk that is inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Frontier market investments may be subject to substantial political and currency risk. The risk of investing in frontier markets can be increased due to government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by frontier market countries or their trading partners; and the relatively new and unsettled securities laws in many frontier market countries. These risks can result in the potential for extreme price volatility.
Equity Securities Risk. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities include both direct and indirect investments in such ownership interests, such as public and privately issued equity securities and common and preferred stocks, warrants and rights to subscribe to common stock or other equity securities, convertible securities, and derivative instruments that are expected or intended to track the price movement of equity indices. Different types of equity securities (including different types of instruments that provide direct or indirect exposure to ownership interests in issuers) provide different voting and dividend rights and priority in the event of a bankruptcy and/or insolvency of the issuer. In general, investments inequity securities and equity derivatives are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a Fund’s net asset value to fluctuate. Historically, the equity markets have moved in cycles, and the value of a Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.
Euro- and Eurozone-Related Risk (Trillium ESG Global Equity Fund). To the extent the Fund invests in investments located in Europe, it may be subject to risks not typically associated with investments in the United States. A majority of western European countries and a number of eastern European countries are members of the European Union, an intergovernmental union aimed at developing economic and political coordination and cooperation among its member states. European countries that are members of the Economic and Monetary Union of the European Union (“EMU”) are subject to restrictions on inflation rates, interest rates, deficits, and debt levels. The EMU sets out different stages and commitments for member states to follow in an effort to achieve greater coordination of economic, fiscal, and monetary policies. As a condition to adopting the euro, EMU member states must also relinquish control of their monetary policies to the European Central Bank and become subject to certain monetary and fiscal controls imposed by the EMU. These controls remove EMU member states’ flexibility in implementing monetary policy measures to address regional economic conditions,which may impair their ability to respond to crises. A number of countries in the European Union have experienced, and may continue to experience, severe economic and financial difficulties. Additional European Union member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund’s investments in euro-denominated securities and derivatives contracts, as well as securities of issuers located in the European Union or with significant exposure to European Union issuers or countries, to the extent the Fund invests in such securities. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations and derivative contracts would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective and permitted under applicable law.
These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of the Fund’s shares.
Continuing uncertainty as to the status of the European Economic and Monetary Union (“EMU”) and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. In 2020, the UK left the EU (commonly known as “Brexit”). The full extent of the political, economic and legal consequences of Brexit are not yet fully known, and the long-term impact of Brexit on the UK, the EU and the broader global economy may be significant. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of Brexit, the UK and European economies, and the broader economy, could be significantly impacted,
22

TRILLIUM MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, or the abandonment of the Euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties.
If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to liquidity risk and the risk that the Fund may not be able to value investments accurately to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.
Focused Investment Risk. Focusing investments in a particular market, sector or value chain (which includes the range of activities required to bring a product or services to market and which may include issuers in a number of different industries) increases the risk of loss because the stocks of many or all of the companies in such market, sector or value chain may decline in value due to economic,market, technological, political or regulatory developments adversely affecting the market or value chain.
Geographic Focus Risk. From time to time a Fund’s investment may be focused in a particular geographic region. The value of the investments of a Fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic,political, and other developments affecting the fiscal stability of that location, and conditions that negatively impact that location will have a greater impact on the Fund as compared with a fund that does not have its holdings similarly focused. Events negatively affecting such location are therefore likely to cause the value of a Fund’s shares to decrease, perhaps significantly.
Growth Investing Risk. The prices of growth stocks may be based largely on expectations of future earnings, and can decline rapidly and significantly in reaction to negative news about various factors, such as earnings, revenues, the economy, political developments, or other news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole)over a short or long period of time. Growth stocks may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds investments in growth stocks, a Fund may underperform other investment funds that favor different investment styles. Because growth companies typically reinvest their earnings, growth stocks typically do not pay dividends at levels associated with other types of stocks, if at all.
Hedging Risk. Some Funds may invest in hedging assets. Hedging is a strategy in which a Fund uses a derivative or other security to offset certain risks associated with other Fund holdings or to render the portfolio more resilient to market fluctuations. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund is not required to use hedging and may choose not to do so.
Investment Company Risk. If a Fund invests in shares of another investment company, shareholders will indirectly bear fees and expenses charged by the underlying investment companies in which a Fund invests in addition to the Fund’s direct fees and expenses .A Fund also will incur brokerage costs when it purchases ETFs and closed-end funds. Furthermore, investments in other funds could affect the timing, amount, and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in a Fund.
IPO Risk. A Fund may purchase securities in IPOs. These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies maybe available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases,
23

TRILLIUM MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

the number of securities issued to any one fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Japan Risk (Trillium ESG Global Equity Fund). The Japanese economy may be subject to economic, political and social instability, which could have a negative impact on Japanese securities, and may impact a Fund’s performance to the extent it invests in such securities. In the past, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. At times, the Japanese economy has been adversely impacted by government intervention and protectionism, changes in its labor market, and an unstable financial services sector. International trade, government support of the financial services sector and other troubled sectors,government policy, natural disasters and/or geopolitical developments could significantly affect the Japanese economy. A significant portion of Japan’s trade is conducted with developing nations and can be affected by conditions in these nations or by currency fluctuations. Japan is an island state with few natural resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Japanese economy.
Key Person Risk. Key person risk is the risk that results when a Fund’s investment program is highly dependent on the investment skill and dedication of a small number of “key” persons at Trillium, which can result in decreased investment results if these “key” persons become unable to apply their full attention to the management of a Fund’s investments for health or other reasons.
Liquidity Risk. The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may be amplified in situations where foreign countries close their securities markets for extended periods of time due to scheduled holidays. The Securities and Exchange Commission (the “SEC”) has recently proposed rule amendments that, if adopted as proposed, could result in a larger percentage of the Fund’s investments being classified as illiquid investments.
Market Risk. The market value of a Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon political, regulatory, market, economic, and social conditions, as well as developments that impact specific economic sectors,industries, or segments of the market, including conditions that directly relate to the issuers of a Fund’s investments, such as management performance, financial condition, and demand for the issuers’ goods and services. The Funds are subject to the risk that geopolitical events will adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on global economies and markets. Likewise, natural and environmental disasters and epidemics or pandemics may be highly disruptive to economies and markets.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and maybe highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. An epidemic or pandemic can result in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere,disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, which may adversely affect markets, issuers, and/or non-U.S. exchange rates. The effects of any disease outbreak may be greater in countries with less developed disease prevention and control programs and may also exacerbate other pre-existing political, social, economic, market and financial risks. A pandemic and its effects can result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. Infectious illness outbreaks can adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Any such events could have a significant adverse impact on the value of a Fund’s investments.
Non-U.S. Securities Risk. Non-U.S. securities risk is the risk associated with investments in issuers located in non-U.S. countries. Investing in non-U.S. securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. Securities markets outside the U.S., while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these non-U.S. markets are less liquid and their prices are more volatile than securities of comparable U.S. companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. Other risks associated with investing in non-U.S. securities
24

TRILLIUM MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

include, among other things, imposition of exchange control regulation by the U.S. or non-U.S. governments, U.S. and non-U.S. withholding or other taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, and economic or political instability in non-U.S. nations. There may be less publicly available information about certain non-U.S. companies than would be the case for comparable companies in the U.S. and certain non-U.S. companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain non-U.S. countries. Investors in non-U.S. countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against non-U.S. issuers or non-U.S. persons is limited. Many countries, including developed nations and emerging markets, are faced with concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible government debt restructuring and related issues, all of which may cause the value of a Fund’s non-U.S. investments to decline. Nationalization, expropriation or confiscatory taxation, currency blockage, the imposition of sanctions by other countries (such as the United States), political changes or diplomatic developments may also cause the value of a Fund’s non-U.S. investments to decline. When imposed, non-U.S. withholding or other taxes reduce a Fund’s return on non-U.S. securities. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire non-U.S. investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of non-U.S.issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. In certain cases,depositary receipts may also be issued through programs in local markets, such as Thai NVDRs. See Summary of Principal and Non-Principal Risks – Depositary Receipts in this Prospectus for additional information. To the extent a Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit/counterparty and information risks. In addition, non-U.S. securities may be subject to increased credit/counterparty risk because of the potential difficulties of requiring non-U.S. entities to honor their contractual commitments.
Portfolio Turnover Risk. A Fund may sell its portfolio securities, regardless of the length of time that they have been held, if Trillium determines that it would be in the Fund’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within Trillium’s control. These transactions will increase a Fund’s “portfolio turnover.” A100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during the annual measurement period. High turnover rates generally result in higher brokerage costs to a Fund, may result in higher amounts of taxable distributions to shareholders each year and higher effective tax rates on those distribution amounts, and may reduce the Fund’s returns.
Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including changes to applicable tax laws and regulations, as well as any changes to climate related laws and regulations, could impair the ability of a Fund to achieve its investment objective and could increase the operating expenses of the Fund.
Small-Cap and Mid-Cap Company Risk. Small- and mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-capitalization companies may have limited product lines, markets, and financial resources, and may depend upon a relatively small management group. These companies may experience higher growth rates and higher interest rates than larger capitalization companies. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. Small cap securities may be traded over the counter or listed on an exchange and it may be harder to sell the smallest capitalization company stocks, which can reduce their selling prices. Smaller capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations,or may have difficulty in repaying any loans that have a floating interest rate.
Sustainable Investing Risk. Applying sustainability criteria to the investment process may exclude or reduce exposure to securities of certain issuers for sustainability reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use sustainability criteria. The Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria. Because Trillium evaluates ESG criteria when selecting certain securities, the Fund’s portfolio may perform differently than funds that do not use ESG criteria. ESG criteria may prioritize long term, rather than short term, returns. ESG information and data, including that provided by third parties, may be incomplete, inaccurate, or unavailable, which could adversely affect the analysis relevant to a particular investment. In addition, there is a risk that the securities identified by Trillium to fit within its sustainability criteria do not
25

TRILLIUM MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

operate as anticipated. Although Trillium seeks to identify issuers that fit within its sustainability criteria, investors may differ in their views of what fits within this category of investments. As a result, the Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. Trillium’s exclusion of certain potential investments from the Fund’s investment universe may adversely affect the Fund’s relative performance at times when such investments are performing well. There is also a risk that Trillium’s shareholder advocacy may be unsuccessful and may result in unanticipated or unintended outcomes. There can be no assurance that Trillium’s shareholder advocacy will result either in superior investment returns, or in a positive outcome for the environment or society.
United Kingdom Investments Risk. The United Kingdom has one of the largest economies in Europe and is heavily dependent on trade with the European Union, and to a lesser extent the United States and China. As a result, the British economy may be impacted by changes to the economic condition of the United States, China and other European countries. The British economy relies heavily on the export of financial services to the United States and other European countries and, therefore, a prolonged slowdown in the financial services sector may have a negative impact on the British economy, as well as on a Fund, to the extent a Fund invests in investments located in the United Kingdom. Furthermore, the United Kingdom voted via referendum to leave the European Union (“Brexit”). After years of negotiations, a trade agreement between the United Kingdom and the European Union became effective on January 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The impact of Brexit on the economies of the United Kingdom and its trading partners is still uncertain.
Value Investing Risk. Value securities are securities of companies that may have experienced adverse business, industry, or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Withholding Tax Reclaims Risk. Each Fund may file claims to recover foreign withholding taxes on dividend and interest income (if any) received from issuers in certain countries and capital gains on the disposition of stocks or securities where such withholding tax reclaim is possible. Whether or when a Fund will receive a withholding tax refund is within the control of the tax authorities in such countries. Where a Fund expects to recover withholding taxes, the net asset value of the Fund generally includes accruals for such tax refunds. Each Fund regularly evaluates the probability of recovery. If the likelihood of recovery materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in such Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value. Shareholders in a Fund at the time an accrual is written down will bear the impact of the resulting reduction in net asset value regardless of whether they were shareholders during the accrual period. Conversely, if a Fund receives a tax refund that has not been previously accrued, shareholders in such Fund at the time of the successful recovery will benefit from the resulting increase in the Fund’s net asset value. Shareholders who sold their shares prior to such time will not benefit from such increase in the Fund’s net asset value.
SEGMENT REPORTING
The Funds adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Each Fund operates in one segment. The segment derives its revenues from Fund investments made in accordance with the defined investment strategy of such Fund, as prescribed in its prospectus. The Chief Operating Decision Maker (“CODM”) is the Senior Leadership Committee of the Adviser. The CODM monitors the operating results of each Fund. The financial information the CODM leverages to assess the segment's performance and to make decisions for each Fund's single segment is consistent with that presented within the Fund's financial statements and financial highlights.
B. Fees and Transactions with Affiliates and Other Parties
The Trust, on behalf of the Funds, has entered into an Amended and Restated Investment Advisory Agreement (the “Agreement”) with PAFS to provide investment management services to the Funds.
26

TRILLIUM MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

Total fees incurred pursuant to the Agreement are reflected as “Investment Advisory” fees on the Statements of Operations. Under the terms of the Agreement, PAFS receives an annual fee, computed daily and payable monthly, at the annual rates set forth in the following table (expressed as a percentage of each Fund’s respective average daily net assets). The Trust, on behalf of the Funds, and PAFS have entered into a Third Amended and Restated Expense Limitation Agreement whereby PAFS has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, expenses associated with investments in underlying investment companies, brokerage commissions, interest, dividends, litigation and indemnification expenses) exceed the rates in the table below (expressed as a percentage of each Fund’s respective average daily net assets).
Fund	Class	Advisory Fee	Expense Limitation
Trillium ESG Global Equity Fund	Investor	0.85%(a)	1.24%
Trillium ESG Global Equity Fund	Institutional	0.85%(a)	0.99%
Trillium ESG Small/Mid Cap Fund	Institutional	0.75%	0.97%

(a)	0.72% of average daily net assets in excess of $1 billion.
The Third Amended and Restated Expense Limitation Agreement is effective until February 1, 2026 for the Funds. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recoup any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recoupment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation at the time of repayment or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board at any time and will terminate automatically upon termination of the Agreement. The Trust and Adviser have agreed that the Adviser shall be entitled to collect on behalf of Trillium amounts that would have been recoverable by Trillium from certain Predecessor Funds under the Predecessor Funds' prior expense limitation arrangement with Professionally Managed Portfolios.
Trillium serves as the investment sub-adviser to the Funds. For its services, Trillium is paid a fee of 0.70% for average daily net assets up to $1 billion; 0.57% for average daily net assets greater than $1 billion for Global Equity Fund and 0.60% based on average daily net assets for SMID Fund, respectively, by the Adviser.
For the year ended September 30, 2025, the Funds incurred advisory fees payable to PAFS, received expense waivers/reimbursements from PAFS, and paid expense recoupments to PAFS as follows:
Fund	Advisory Fee to PAFS	Expenses Reduced by PAFS	Advisory Waivers Recouped by PAFS
Trillium ESG Global Equity Fund	$7,145,981	$158,530	$—
Trillium ESG Small/Mid Cap Fund	261,285	48,199	—

The balances of recoverable expenses to PAFS by the Funds at September 30, 2025 were as follows:
Period	Expiring	Trillium ESG Global Equity Fund	Trillium ESG Small/Mid Cap Fund
Year ended June 30, 2023	June 30, 2026	$ —	$158,734
Year ended June 30, 2024	June 30, 2027	—	80,748
Three-month period ended September 30, 2024	September 30, 2027	—	21,224
Year ended September 30, 2025	September 30, 2028	158,530	48,199
Balances of Recoverable Expenses to PAFS		$158,530	$308,905
27

TRILLIUM MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

Perpetual Americas Funds Distributors, LLC (the “Distributor”), a wholly owned subsidiary of Foreside Financial Group, LLC d/b/a ACA Group (“ACA Group”), provides distribution services to the Funds pursuant to a distribution agreement with the Trust, on behalf of the Funds. The Distributor acts as an agent of the Trust in connection with the offering of the shares of the Funds on a continuous basis. Under a separate Distribution Services and License Agreement, PAFS, at its own expense, pays the Distributor an annual base fee, an asset-based fee and reimbursement for certain expenses and out-of-pocket costs incurred on behalf of the Funds. Neither the Distributor nor ACA Group is affiliated with the Trust or the Adviser or Trillium.
The Northern Trust Company (“Northern Trust”) serves as the administrator, transfer agent, custodian and fund accounting agent for the Funds pursuant to written agreements with the Trust on behalf of the Funds. The Funds have agreed to pay Northern Trust a tiered basis-point fee based on the Trust’s complex level net assets, certain per account and transaction charges, other fees for additional service activities, and reimbursement of certain expense. Total fees paid to Northern Trust for their services are reflected as “Accounting and Administration” fees on the Statements of Operations.
Prior to July 14, 2025, Foreside Fund Officer Services, LLC, an affiliate of ACA Group, provided principal financial officer and treasurer services for the Funds pursuant to a written agreement with the Trust on behalf of the Funds. The Funds agreed to pay ACA Group an annual fee based on the level of net assets in the Fund complex, subject to an overall minimum annual fee of $200,000 for these services, and reimburse for certain expenses incurred on behalf of the Funds. Total fees allocated to the Funds and paid to ACA Group pursuant to these agreements are reflected as “Treasurer Service” fees on the Statements of Operations.
PAFS and the Trust have entered into an Amended and Restated Administration and Compliance Support Services Agreement (the “ACSS Agreement”) pursuant to which PAFS provides, coordinates or otherwise supports the provision of, administration and compliance services for the Trust. As full compensation for the services rendered and expenses borne by PAFS in connection with the services PAFS provides under the ACSS Agreement, the Trust, on behalf of each Fund, agrees to reimburse PAFS in such amounts as are approved by the Board from time to time. Total fees allocated to the Funds and paid to PAFS pursuant to the ACSS Agreement are reflected as “Compliance” fees in the Statements of Operations.
PAFS and the Trust have entered into an Amended and Restated Institutional Class Shareholder Services, Recordkeeping and Sub-Transfer Agency Agreement (the “Shareholder Services Agreement”). Pursuant to the Shareholder Services Agreement, the Trust, on behalf of each Fund, agrees that Institutional Shares of each Fund shall reimburse PAFS or its designee for any payments PAFS or such designee makes to third-party service providers for personal services, accounting or subaccounting, recordkeeping and/or other administrative services provided to beneficial holders of Institutional Class shares of the Funds. Payments by a Fund pursuant to the Shareholder Services Agreement shall not exceed such amounts as are approved by the Board from time to time. Total fees reimbursed to PAFS pursuant to the Shareholder Services Agreement are reflected as “Shareholder Services - Institutional Shares” fees in the Statements of Operations.
Certain officers of the Trust are affiliated with PAFS and receive no compensation directly from the Funds for serving in their respective roles. The Trust pays each trustee who is not an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act (“Independent Trustee”) compensation for their services based on an annual retainer of $140,000, certain committee and chairperson retainers and reimbursement for certain expenses. For the year ended September 30, 2025, the aggregate Independent Trustee compensation paid by the Trust was $754,000. The amount of total Independent Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Funds is reflected as “trustee fees” on the Statements of Operations.
C. Rule 12b-1 Plan
The Funds have adopted an amended plan under Rule 12b-1 that is applicable to Advisor Shares and Investor Shares to pay for certain distribution and promotional activities related to marketing of their shares. Each Fund will pay the Distributor a fee for the principal underwriter’s services in connection with the sales and promotion of the Funds, including its expenses in connection therewith at annual rates of 0.10% and 0.25% of the average daily net assets of the outstanding Advisor Shares and Investor Shares, respectively. Total fees paid pursuant to the plan are reflected as “Distribution (Rule 12b-1) fees” on the Statements of Operations.
28

TRILLIUM MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

D. Credit Agreements
The Trust, on behalf of the Funds, has entered into a $150 million revolving credit facility agreement (the “Credit Agreement”) with Northern Trust for liquidity or for other temporary or emergency purposes which permits the Funds to borrow up to an aggregate amount of $150 million, $50 million of which is committed and $100 million of which is uncommitted.  Any advance under the Credit Agreement will accrue interest at a rate per annum equivalent to the Fund's option of the sum of the U.S. Federal Fund Target Rate plus 1.30%, the daily Simple Secured Overnight Financing Rate plus 1.30% or the Prime Rate minus 1.50%.
During the year ended September 30, 2025, the following Funds had borrowings with the average loan, weighted interest rate and interest expense as disclosed below:
Fund	Dollar Amount	Days Outstanding	Rate	Interest Expense
Trillium ESG Global Equity Fund	$7,762,500	20	5.80%	25,005
Trillium ESG Small/Mid Cap Fund	542,857	7	5.87	619
The Interest Expense amounts are included in the “Interest Expense” on the Statements of Operations.
E. Investment Transactions
For the year ended September 30, 2025, the aggregate cost of purchases and proceeds from sales of securities (excluding short-term investments and U.S. government securities) for the Funds were as follows:
Fund	Cost of Purchases	Proceeds from Sales
Trillium ESG Global Equity Fund	$181,245,320	$387,198,880
Trillium ESG Small/Mid Cap Fund	6,902,391	12,593,623
F. U.S. Federal Income Tax
As of September 30, 2025, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for U.S. Federal income tax purposes, were as follows:
Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Trillium ESG Global Equity Fund	$538,522,378	$291,786,406	$ (25,765,585)	$266,020,821
Trillium ESG Small/Mid Cap Fund	30,142,861	6,349,379	(2,057,180)	4,292,199

The tax character of distributions paid by the Funds during the tax year ended September 30, 2025, latest three-month tax period ended September 30, 2024, and the latest tax year ended June 30, 2024 were as follows:
	Distributions From
Fund	Ordinary Income September 30, 2025	Long-Term Capital Gains* September 30, 2025	Ordinary Income 3 months ended September 30, 2024	Long-Term Capital Gains** 3 months ended September 30, 2024	Ordinary Income June 30, 2024	Long-Term Capital Gains*** June 30, 2024
Trillium ESG Global Equity Fund	$7,351,129	$94,449,189	$—	$—	$7,365,404	$45,455,094
Trillium ESG Small/Mid Cap Fund	51,575	2,119,082	—	—	42,401	1,045,846
29

TRILLIUM MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

*
The amounts do not include tax equalization utilized of $19,603,836 in net long term capital gains in which the Global Equity Fund designated as being distributed to shareholders on their redemption of shares.

**
The amounts do not include tax equalization utilized of $749,585 in net long term capital gains in which the Global Equity Fund designated as being distributed to shareholders on their redemption of shares.

***
The amounts do not include tax equalization utilized of $3,368,255 and $284,892 in net long term capital gains in which the Global Equity Fund and SMID Fund, respectively, designated as being distributed to shareholders on their redemption of shares.

As of the latest year ended September 30, 2025, the components of accumulated earnings on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Distributions Payable	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
Trillium ESG Global Equity Fund	$4,288,422	$92,631,084	$—	$—	$—	266,263,786	363,183,292
Trillium ESG Small/Mid Cap Fund	—	—	(1,026,499)	—	—	4,292,199	3,265,700

As of the latest tax year ended September 30, 2025, capital losses incurred by the Funds are carried forward indefinitely under the provisions of the Regulated Investment Company Modernization Act of 2010 and are as follows:
Fund	Short-Term Capital Loss Carry-Forward	Long-Term Capital Loss Carry-Forward
Trillium ESG Small/Mid Cap Fund	$182,492	$844,007
During the fiscal year ended September 30, 2025, the SMID Fund utilized $470,714 in capital loss carry forwards.
Primarily as a result of differing book/tax treatment of tax equalization, the Funds made reclassifications among certain capital accounts. These reclassifications have no effect on net assets or net asset value per share. As of September 30, 2025, the following reclassifications were made to the Funds’ Statements of Assets and Liabilities:
Fund	Distributable Earnings (Loss)	Paid-in Capital
Trillium ESG Global Equity Fund	$ (19,603,836)	$19,603,836
Trillium ESG Small/Mid Cap Fund	4,802	(4,802)
G. Capital Share Transactions
Transactions in dollars for the year ended September 30, 2025, were as follows:
Fund	Class	Proceeds from Shares Sold	Reinvestments of Dividends	Payments for Shares Redeemed	Net Increase (Decrease) in Net Assets
Trillium ESG Global Equity Fund	Investor Shares	$15,076,730	$26,249,916	$ (60,799,411)	$ (19,472,765)
Trillium ESG Global Equity Fund	Institutional Shares	77,518,518	65,203,852	(241,745,141)	(99,022,771)
Trillium ESG Small/Mid Cap Fund	Institutional Shares	3,343,433	1,981,647	(9,101,798)	(3,776,718)

30

TRILLIUM MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

Transactions in shares for the year ended September 30, 2025, were as follows:
Fund	Class	Shares Sold	Shares From Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) in Shares
Trillium ESG Global Equity Fund	Investor Shares	258,422	456,204	(1,044,643)	(330,017)
Trillium ESG Global Equity Fund	Institutional Shares	1,351,899	1,140,725	(4,179,524)	(1,686,900)
Trillium ESG Small/Mid Cap Fund	Institutional Shares	221,616	122,703	(589,804)	(245,485)

Transactions in dollars for the period from July 1, 2024 to September 30, 2024, were as follows:
Fund	Class	Proceeds from Shares Sold	Reinvestments of Dividends	Payments for Shares Redeemed	Net Increase (Decrease) in Net Assets
Trillium ESG Global Equity Fund	Investor Shares	$5,739,469	$—	$ (10,155,279)	$ (4,415,810)
Trillium ESG Global Equity Fund	Institutional Shares	17,952,887	—	(57,885,470)	(39,932,583)
Trillium ESG Small/Mid Cap Fund	Institutional Shares	1,487,965	—	(4,741,852)	(3,253,887)

Transactions in shares for the period from July 1, 2024 to September 30, 2024, were as follows:
Fund	Class	Shares Sold	Shares From Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) in Shares
Trillium ESG Global Equity Fund	Investor Shares	92,745	—	(162,966)	(70,221)
Trillium ESG Global Equity Fund	Institutional Shares	291,345	—	(939,041)	(647,696)
Trillium ESG Small/Mid Cap Fund	Institutional Shares	95,269	—	(312,398)	(217,129)

Transactions in dollars for the year ended June 30, 2024, were as follows:
Fund	Class	Proceeds from Shares Sold	Reinvestments of Dividends	Payments for Shares Redeemed	Net Increase (Decrease) in Net Assets
Trillium ESG Global Equity Fund	Investor Shares	$18,968,767	$13,520,206	$ (42,733,295)	$ (10,244,322)
Trillium ESG Global Equity Fund	Institutional Shares	122,029,135	33,460,954	(129,652,589)	25,837,500
Trillium ESG Small/Mid Cap Fund	Institutional Shares	9,513,933	962,668	(14,225,348)	(3,748,747)

Transactions in shares for the year ended June 30, 2024, were as follows:
Fund	Class	Shares Sold	Shares From Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) in Shares
Trillium ESG Global Equity Fund	Investor Shares	330,544	242,211	(741,516)	(168,761)
Trillium ESG Global Equity Fund	Institutional Shares	2,141,524	603,335	(2,251,384)	493,475
Trillium ESG Small/Mid Cap Fund	Institutional Shares	642,663	66,163	(960,095)	(251,269)

31

TRILLIUM MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

H. Concentration of Ownership
A significant portion of a Fund’s shares may be held in a limited number of shareholder accounts, including in certain omnibus or institutional accounts which typically hold shares for the benefit of other underlying investors. To the extent that a shareholder or group of shareholders redeem a significant portion of the shares issued by a Fund, this could have a disruptive impact on the efficient implementation of the Fund’s investment strategy.
I. New Accounting Pronouncements
In December 2023, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2023-09, Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. The ASU is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. At this time, management is evaluating the implications of these changes on the financial statements.
J. Subsequent Events
Management has evaluated all subsequent transactions and event through the date on which these financial statement were issued and has determined that no additional items require disclosure in these financial statements.
32

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Perpetual Americas Funds Trust and Shareholders of Trillium ESG Global Equity Fund and Trillium ESG Small/Mid Cap Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Trillium ESG Global Equity Fund and Trillium ESG Small/Mid Cap Fund (two of the funds constituting Perpetual Americas Funds Trust, hereafter collectively referred to as the "Funds") as of September 30, 2025, the related statements of operations for the year ended September 30, 2025, and the statements of changes in net assets, including the related notes, and the financial highlights for the year ended September 30, 2025, the period July 1, 2024 through September 30, 2024 and the year ended June 30, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2025, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for the year ended September 30, 2025, the period July 1, 2024 through September 30, 2024 and the year ended June 30, 2024 in conformity with accounting principles generally accepted in the United States of America.
 The financial statements of the Funds as of and for the year ended June 30, 2023 and the financial highlights for each of the periods ended on or prior to June 30, 2023 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated August 29, 2023 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
November 21, 2025
We have served as the auditor of one or more investment companies in Perpetual Americas Funds Trust since 2014.
33

TRILLIUM MUTUAL FUNDS
ADDITIONAL INFORMATION
September 30, 2025 (Unaudited)

A. Qualified Dividend Income (QDI)
Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the period ended September 30, 2025 for the below Funds are designated as QDI, as defined in the Act, subject to reduced tax rates in 2025:
Fund	QDI Percentage
Trillium ESG Global Equity Fund	100.00%
Trillium ESG Small/Mid Cap Fund	100.00%
B. Corporate Dividends Received Deduction (DRD)
A percentage of the dividends distributed during the period ended September 30, 2025 for the Fund qualifies for the DRD for corporate shareholders:
Fund	Corporate DRD Percentage
Trillium ESG Global Equity Fund	94.98%
Trillium ESG Small/Mid Cap Fund	100.00%
C. Other Information
Investors may obtain, without charge, a copy of the proxy voting policies and procedures by writing to the Trust in the name of the Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766, or by calling a Fund at 866-260-9549 (toll free) or 312-557-5913 and on the SEC's website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities for each 12 month period ending September 30 is available without charge, upon request, by calling the Trust at 866-260-9549 (toll free) or 312-557-5913 and on the SEC's website at www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC website at www.sec.gov.
34

TRILLIUM MUTUAL FUNDS
CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
September 30, 2025 (Unaudited)

Not Applicable.
35

TRILLIUM MUTUAL FUNDS
PROXY DISCLOSURES
September 30, 2025 (Unaudited)

Not Applicable.
36

TRILLIUM MUTUAL FUNDS
REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS
September 30, 2025 (Unaudited)

Included on page 28 in the Notes to Financial Statements.
37

TRILLIUM MUTUAL FUNDS
STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
September 30, 2025 (Unaudited)

Not Applicable.
38

Investment Subadviser
Trillium Asset Management, LLC
1 Congress Street, Suite 3101
Boston, Massachusetts 02114
Investment Adviser
Perpetual Americas Funds Services
1 Congress Street, Suite 3101
Boston, Massachusetts 02114
Custodian
The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Ropes & Gray LLP
Prudential Tower, 800 Boylston Street
Boston, Massachusetts 02199
Distributor
Perpetual Americas Funds Distributors, LLC
190 Middle Street, Suite 301
Portland, Maine 04101
For Additional Information, call
866-260-9549 (toll free) or 312-557-5913
TRILLIUM 09/25

Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund
Barrow Hanley Credit Opportunities Fund
Barrow Hanley Emerging Markets Value Fund
Barrow Hanley Floating Rate Fund
Barrow Hanley International Value Fund
Barrow Hanley Total Return Bond Fund
Barrow Hanley US Value Opportunities Fund
ANNUAL FINANCIAL STATEMENTS
AND ADDITIONAL INFORMATION
September 30, 2025

BARROW HANLEY FUNDS

September 30, 2025

BARROW HANLEY FUNDS
BARROW HANLEY CONCENTRATED EMERGING MARKETS ESG OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	93.4%
Brazil	2.9%
B3 S.A. - Brasil Bolsa Balcao(a)		76,486	$192,571
China	23.6%
China International Capital Corp. Ltd. - Class H(b)		37,223	101,851
China Mengniu Dairy Co. Ltd.		76,589	147,284
JD.com, Inc. - Class A		11,411	199,926
Li Ning Co. Ltd.		71,571	161,835
Longfor Group Holdings Ltd.(b)		94,946	144,638
Ping An Insurance Group Co. of China Ltd. - Class H		32,819	223,271
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H		134,800	100,757
Sunny Optical Technology Group Co. Ltd.		15,085	174,973
Xinyi Glass Holdings Ltd.		156,151	180,918
ZTO Express Cayman, Inc.		6,650	125,804
			1,561,257
Hong Kong	2.5%
ASMPT Ltd.		15,619	164,710
India	4.4%
UPL Ltd.		21,076	155,596
Wipro Ltd.		49,147	132,597
			288,193
Indonesia	4.4%
Bank Mandiri Persero Tbk PT		484,165	127,960
Telkom Indonesia Persero Tbk PT		900,653	165,834
			293,794
Malaysia	2.1%
Public Bank Bhd.		136,879	141,014
Mexico	4.4%
Grupo Financiero Banorte S.A.B. de C.V., Series O		14,284	143,889
Kimberly-Clark de Mexico S.A.B. de C.V. - Class A		69,732	147,510
			291,399
Philippines	1.1%
Ayala Land, Inc.		181,129	75,848
Saudi Arabia	3.0%
Saudi National Bank (The)		18,674	195,012
South Africa	5.4%
Absa Group Ltd.		6,902	72,432
Sibanye Stillwater Ltd.(a)		101,653	287,531
			359,963
South Korea	14.2%
Amorepacific Corp.		2,279	198,944
Hyundai Motor Co.		1,111	170,320
Samsung Electro-Mechanics Co. Ltd.		1,869	258,023
SK Hynix, Inc.		1,260	312,352
			939,639
See Notes to Financial Statements.
1

BARROW HANLEY FUNDS
BARROW HANLEY CONCENTRATED EMERGING MARKETS ESG OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Shares	Value
Taiwan	14.6%
Bizlink Holding, Inc.		6,569	$223,991
Globalwafers Co. Ltd.		11,405	175,589
Hiwin Technologies Corp.		23,007	163,740
Largan Precision Co. Ltd.		2,023	156,551
MediaTek, Inc.		5,696	247,034
			966,905
Thailand	6.4%
Kasikornbank PCL - REG		37,197	192,396
Siam Cement (The) PCL - REG		23,170	164,229
Srisawad Corp. PCL - REG		70,500	65,268
			421,893
United Arab Emirates	2.2%
First Abu Dhabi Bank PJSC		34,028	144,890
Vietnam	2.2%
Vietnam Dairy Products JSC		63,407	144,000
TOTAL COMMON STOCKS (Cost $4,992,768)			6,181,088
PREFERRED STOCKS	4.8%
Brazil	2.5%
Banco Bradesco S.A.(a)		49,760	165,391
Colombia	2.3%
Grupo Cibest S.A. - ADR, 2.70%(c)		2,957	153,587
TOTAL PREFERRED STOCKS (Cost $231,709)			318,978
SHORT-TERM INVESTMENTS	2.8%
Northern Institutional Treasury Portfolio (Premier Class), 3.95%(d)		181,603	181,603
TOTAL SHORT-TERM INVESTMENTS (Cost $181,603)			181,603
TOTAL INVESTMENTS (Cost $5,406,080)	101.0%		6,681,669
NET OTHER ASSETS (LIABILITIES)	(1.0%)		(64,377)
NET ASSETS	100.0%		$6,617,292

(a)Non-income producing security.
(b)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2025, these securities had a total value of $246,489 or 4% of net assets.

(c)Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(d)7-day current yield as of September 30, 2025 is disclosed.

Abbreviations:
ADR – American Depositary Receipt
REG – Registered
See Notes to Financial Statements.
2

BARROW HANLEY FUNDS
BARROW HANLEY CONCENTRATED EMERGING MARKETS ESG OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

At September 30, 2025 the industry sectors (excluding short-term investments) for the Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund were:
Sector Allocation (Unaudited)	% of Net Assets
Financials	29.0%
Information Technology	24.5
Industrials	10.5
Consumer Staples	9.6
Materials	9.2
Consumer Discretionary	8.1
Real Estate	3.3
Communication Services	2.5
Health Care	1.5
Total	98.2%
See Notes to Financial Statements.
3

BARROW HANLEY FUNDS
BARROW HANLEY CREDIT OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
ASSET-BACKED SECURITIES	3.7%
Other Asset-Backed Securities	3.7%
AGL CLO 19 Ltd., Series 2022-19A - Class D2R (Floating, 3M CME Term SOFR + 4.40%) 8.72%, 07/21/38(a)(b)		$750,000	$752,801
CTM CLO Ltd., Series 2025-2A - Class E (Floating, 5.65% - 3M CME Term SOFR) 10/20/38(a)(b)(c)		500,000	500,000
Eldridge CLO Ltd., Series 2025-1A - Class E (Floating, 5.30% - 3M CME Term SOFR) 10/20/38(a)(b)(c)		325,000	325,000
Elmwood CLO 29 Ltd., Series 2024-5A - Class ER (Floating, 3M CME Term SOFR + 6.40%, 6.40% Floor) 10.73%, 04/20/37(a)(b)		1,000,000	1,012,389
Empower CLO Ltd., Series 2023-2A - Class ER (Floating, 3M CME Term SOFR + 5.60%) 9.89%, 10/15/38(a)(b)		750,000	748,256
Katayma CLO II Ltd., Series 2024-2A - Class E (Floating, 3M CME Term SOFR + 7.33%, 7.33% Floor) 11.66%, 04/20/37(a)(b)		250,000	249,122
PPM CLO 7 Ltd., Series 2024-7A - Class E (Floating, 3M CME Term SOFR + 6.75%, 6.75% Floor) 11.08%, 07/20/37(a)(b)		400,000	401,496
			3,989,064
TOTAL ASSET-BACKED SECURITIES (Cost $3,981,713)			3,989,064
CORPORATE BONDS	68.5%
Aerospace & Defense	0.3%
Goat Holdco LLC 6.75%, 02/01/32(a)		285,000	292,125
Apparel & Textile Products	0.2%
Beach Acquisition Bidco LLC 10.00%, 07/15/33(a)		200,000	215,732
Automotive	1.8%
Goodyear Tire & Rubber (The) Co. 5.63%, 04/30/33		500,000	465,209
Tenneco, Inc. 8.00%, 11/17/28(a)		1,500,000	1,502,738
			1,967,947
Basic Industry	0.3%
Avient Corp. 6.25%, 11/01/31(a)		315,000	319,890
Cable & Satellite	2.6%
CCO Holdings LLC/CCO Holdings Capital Corp.,
4.75%, 03/01/30(a)		1,000,000	959,567
7.38%, 03/01/31(a)		750,000	773,839
CSC Holdings LLC,
11.75%, 01/31/29(a)		250,000	210,236
See Notes to Financial Statements.
4

BARROW HANLEY FUNDS
BARROW HANLEY CREDIT OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
4.13%, 12/01/30(a)		$750,000	$491,141
4.63%, 12/01/30(a)		1,000,000	350,847
			2,785,630
Capital Goods	0.1%
TransDigm, Inc. 6.25%, 01/31/34(a)		150,000	154,263
Chemicals	6.9%
Chemours (The) Co.,
4.63%, 11/15/29(a)		1,500,000	1,355,186
8.00%, 01/15/33(a)		1,110,000	1,104,077
Mativ Holdings, Inc. 8.00%, 10/01/29(a)		2,210,000	2,188,031
Qnity Electronics, Inc.,
5.75%, 08/15/32(a)		425,000	428,241
6.25%, 08/15/33(a)		425,000	434,004
Tronox, Inc.,
4.63%, 03/15/29(a)		510,000	332,646
9.13%, 09/30/30(a)		420,000	411,484
WR Grace Holdings LLC,
5.63%, 08/15/29(a)		1,250,000	1,161,872
6.63%, 08/15/32(a)		125,000	123,598
			7,539,139
Commercial Support Services	4.2%
Allied Universal Holdco LLC 7.88%, 02/15/31(a)		635,000	665,795
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.88%, 06/15/30(a)		500,000	513,915
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l. 4.63%, 06/01/28(a)		125,000	122,570
AMN Healthcare, Inc. 01/15/31(a)(c)		900,000	902,781
Clean Harbors, Inc. 6.38%, 02/01/31(a)		125,000	128,004
Enviri Corp. 5.75%, 07/31/27(a)		1,572,000	1,559,250
Waste Pro U.S.A., Inc. 7.00%, 02/01/33(a)		670,000	693,984
			4,586,299
Construction Materials	0.8%
Quikrete Holdings, Inc. 6.38%, 03/01/32(a)		290,000	300,395
Standard Building Solutions, Inc.,
6.50%, 08/15/32(a)		145,000	148,773
6.25%, 08/01/33(a)		445,000	450,956
			900,124
See Notes to Financial Statements.
5

BARROW HANLEY FUNDS
BARROW HANLEY CREDIT OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
Consumer Services	3.2%
PROG Holdings, Inc. 6.00%, 11/15/29(a)		$2,000,000	$1,964,160
Upbound Group, Inc. 6.38%, 02/15/29(a)		1,500,000	1,480,288
			3,444,448
Containers & Packaging	2.8%
Graham Packaging Co., Inc. 7.13%, 08/15/28(a)		500,000	500,889
Graphic Packaging International LLC 3.75%, 02/01/30(a)		750,000	701,083
LABL, Inc.,
5.88%, 11/01/28(a)		250,000	193,701
9.50%, 11/01/28(a)		375,000	318,577
8.25%, 11/01/29(a)		375,000	235,781
Mauser Packaging Solutions Holding Co. 7.88%, 04/15/27(a)		1,050,000	1,060,293
			3,010,324
Electric	0.1%
Alpha Generation LLC 6.75%, 10/15/32(a)		80,000	82,583
Electric Utilities	0.9%
Vistra Corp. (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.74%) 7.00%, 12/15/26(a)(b)(d)		1,000,000	1,015,270
Electrical Equipment	0.6%
WESCO Distribution, Inc. 6.63%, 03/15/32(a)		640,000	665,101
Engineering & Construction	0.7%
Dycom Industries, Inc. 4.50%, 04/15/29(a)		800,000	781,315
Food	1.4%
B&G Foods, Inc. 8.00%, 09/15/28(a)		1,510,000	1,463,057
Health Care Facilities & Services	2.3%
Concentra Health Services, Inc. 6.88%, 07/15/32(a)		165,000	171,333
HAH Group Holding Co. LLC 9.75%, 10/01/31(a)		160,000	152,013
LifePoint Health, Inc.,
11.00%, 10/15/30(a)		375,000	413,309
8.38%, 02/15/32(a)		495,000	527,526
Pediatrix Medical Group, Inc. 5.38%, 02/15/30(a)		500,000	496,609
Sotera Health Holdings LLC 7.38%, 06/01/31(a)		750,000	787,513
			2,548,303
See Notes to Financial Statements.
6

BARROW HANLEY FUNDS
BARROW HANLEY CREDIT OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
Home Construction	1.3%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co.,
4.63%, 04/01/30(a)		$500,000	$473,340
6.88%, 08/01/33(a)		380,000	383,259
Dream Finders Homes, Inc. 6.88%, 09/15/30(a)		255,000	256,517
STL Holding Co. LLC 8.75%, 02/15/29(a)		320,000	335,333
			1,448,449
Household Products	1.4%
Energizer Holdings, Inc. 6.00%, 09/15/33(a)		1,500,000	1,467,037
Institutional Financial Services	0.8%
Aretec Group, Inc. 10.00%, 08/15/30(a)		750,000	817,127
Insurance	1.4%
Acrisure LLC/Acrisure Finance, Inc. 6.75%, 07/01/32(a)		1,500,000	1,544,526
IT Services	0.4%
CACI International, Inc. 6.38%, 06/15/33(a)		430,000	443,567
Leisure Facilities & Services	1.3%
Caesars Entertainment, Inc. 6.50%, 02/15/32(a)		500,000	509,994
Carnival Corp. 5.75%, 08/01/32(a)		900,000	915,910
			1,425,904
Machinery	0.2%
SPX FLOW, Inc. 8.75%, 04/01/30(a)		250,000	256,813
Medical Equipment & Devices	0.1%
Insulet Corp. 6.50%, 04/01/33(a)		150,000	155,945
Metals & Mining	0.7%
Arsenal AIC Parent LLC 8.00%, 10/01/30(a)		250,000	264,699
Kaiser Aluminum Corp. 4.50%, 06/01/31(a)		500,000	471,265
			735,964
Oil & Gas Supply Chain	4.1%
CQP Holdco L.P./BIP-V Chinook Holdco LLC 5.50%, 06/15/31(a)		873,000	864,885
Genesis Energy L.P./Genesis Energy Finance Corp. 8.88%, 04/15/30		250,000	264,669
See Notes to Financial Statements.
7

BARROW HANLEY FUNDS
BARROW HANLEY CREDIT OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
Global Partners L.P./GLP Finance Corp. 8.25%, 01/15/32(a)		$1,750,000	$1,845,662
ITT Holdings LLC 6.50%, 08/01/29(a)		1,445,000	1,420,629
			4,395,845
Publishing & Broadcasting	0.4%
EW Scripps (The) Co. 9.88%, 08/15/30(a)		435,000	408,308
Real Estate Investment Trusts	2.6%
Iron Mountain, Inc.,
5.25%, 07/15/30(a)		500,000	494,483
5.63%, 07/15/32(a)		250,000	248,666
MPT Operating Partnership L.P./MPT Finance Corp. 8.50%, 02/15/32(a)		1,570,000	1,668,222
Service Properties Trust 8.63%, 11/15/31(a)		375,000	399,260
			2,810,631
Real Estate Owners & Developers	2.7%
Greystar Real Estate Partners LLC 7.75%, 09/01/30(a)		1,000,000	1,057,110
Howard Hughes (The) Corp. 4.38%, 02/01/31(a)		2,000,000	1,875,131
			2,932,241
Real Estate Services	1.6%
Cushman & Wakefield U.S. Borrower LLC 8.88%, 09/01/31(a)		1,000,000	1,067,322
Newmark Group, Inc. 7.50%, 01/12/29		655,000	702,609
			1,769,931
Retail - Discretionary	2.6%
Champions Financing, Inc. 8.75%, 02/15/29(a)		482,000	465,495
Cougar JV Subsidiary LLC 8.00%, 05/15/32(a)		35,000	37,212
PetSmart LLC/PetSmart Finance Corp.,
7.50%, 09/15/32(a)		750,000	751,115
10.00%, 09/15/33(a)		750,000	756,869
QXO Building Products, Inc. 6.75%, 04/30/32(a)		345,000	357,212
Victra Holdings LLC/Victra Finance Corp. 8.75%, 09/15/29(a)		445,000	466,526
			2,834,429
Semiconductors	0.5%
Entegris, Inc. 5.95%, 06/15/30(a)		500,000	507,015
See Notes to Financial Statements.
8

BARROW HANLEY FUNDS
BARROW HANLEY CREDIT OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
Specialty Finance	15.3%
Arbor Realty SR, Inc. 7.88%, 07/15/30(a)		$450,000	$473,148
Bread Financial Holdings, Inc.,
9.75%, 03/15/29(a)		750,000	800,539
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.30%) 8.38%, 06/15/35(a)(b)		2,145,000	2,202,570
Burford Capital Global Finance LLC 9.25%, 07/01/31(a)		2,040,000	2,167,635
Freedom Mortgage Corp. 12.00%, 10/01/28(a)		500,000	530,000
Freedom Mortgage Holdings LLC,
9.13%, 05/15/31(a)		1,000,000	1,063,552
8.38%, 04/01/32(a)		145,000	151,982
7.88%, 04/01/33(a)		370,000	381,165
ILFC E-Capital Trust I 6.27%, 12/21/65(a)(b)		2,455,000	2,073,722
ILFC E-Capital Trust II 6.52%, 12/21/65(a)(b)		1,000,000	853,452
Jefferies Finance LLC/JFIN Co-Issuer Corp. 6.63%, 10/15/31(a)		830,000	835,527
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 7.00%, 07/15/31(a)		250,000	262,096
OneMain Finance Corp. 7.13%, 09/15/32		1,500,000	1,549,557
Rithm Capital Corp.,
8.00%, 04/01/29(a)		1,000,000	1,023,562
8.00%, 07/15/30(a)		1,250,000	1,279,687
Starwood Property Trust, Inc.,
6.00%, 04/15/30(a)		160,000	162,432
6.50%, 07/01/30(a)		150,000	155,152
6.50%, 10/15/30(a)		295,000	304,725
Walker & Dunlop, Inc. 6.63%, 04/01/33(a)		295,000	301,681
			16,572,184
Steel	0.9%
TMS International Corp. 6.25%, 04/15/29(a)		1,000,000	969,722
Transportation & Logistics	0.4%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/26(a)		109,250	109,298
Stonepeak Nile Parent LLC 7.25%, 03/15/32(a)		290,000	305,379
			414,677
See Notes to Financial Statements.
9

BARROW HANLEY FUNDS
BARROW HANLEY CREDIT OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
Wholesale - Consumer Staples	0.6%
KeHE Distributors LLC/KeHE Finance Corp./NextWave Distribution, Inc. 9.00%, 02/15/29(a)		$645,000	$678,639
TOTAL CORPORATE BONDS (Cost $73,011,134)			74,360,504
FOREIGN ISSUER BONDS	6.4%
Automotive	4.2%
Adient Global Holdings Ltd.,
8.25%, 04/15/31(a)		1,000,000	1,048,782
7.50%, 02/15/33(a)		1,495,000	1,548,020
Aptiv Swiss Holdings Ltd. (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.39%) 6.88%, 12/15/54(b)		1,045,000	1,067,623
Clarios Global L.P./Clarios U.S. Finance Co. 6.75%, 02/15/30(a)		865,000	893,554
			4,557,979
Cable & Satellite	0.5%
LCPR Senior Secured Financing DAC 5.13%, 07/15/29(a)		1,000,000	555,000
Chemicals	0.6%
INEOS Finance PLC 7.50%, 04/15/29(a)		640,000	622,655
Containers & Packaging	0.5%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC 6.00%, 06/15/27(a)		125,000	124,970
Trivium Packaging Finance B.V.,
8.25%, 07/15/30(a)		200,000	213,349
12.25%, 01/15/31(a)		200,000	216,468
			554,787
Telecommunications	0.6%
Total Play Telecomunicaciones S.A. de C.V. 11.13%, 12/31/32(a)		675,000	665,783
TOTAL FOREIGN ISSUER BONDS (Cost $7,106,593)			6,956,204

	Percentage of Net Assets	Shares	Value
INVESTMENT COMPANIES	20.3%
Barrow Hanley Floating Rate Fund†		2,268,681	21,995,853
TOTAL INVESTMENT COMPANIES (Cost $22,326,756)			21,995,853
SHORT-TERM INVESTMENTS	1.6%
Northern Institutional Treasury Portfolio (Premier Class), 3.95%(e)		1,776,754	1,776,754
TOTAL SHORT-TERM INVESTMENTS (Cost $1,776,754)			1,776,754
TOTAL INVESTMENTS (Cost $108,202,950)	100.5%		109,078,379
NET OTHER ASSETS (LIABILITIES)	(0.5%)		(498,398)
NET ASSETS	100.0%		$108,579,981

See Notes to Financial Statements.
10

BARROW HANLEY FUNDS
BARROW HANLEY CREDIT OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

(a)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2025, these securities had a total value of $81,256,105 or 75% of net assets.

(b)Variable or floating rate security. The rate presented is the rate in effect at September 30, 2025, and the related index and spread are shown parenthetically for each security.
(c)When-Issued Security. Coupon rate is not in effect at September 30, 2025.
(d)Perpetual bond. Maturity date represents next call date.
(e)7-day current yield as of September 30, 2025 is disclosed.
†Investment in Affiliated Security.

Abbreviations:
CLO – Collateralized Loan Obligation
SOFR – Secured Overnight Financing Rate
The following is a summary of the Fund's transactions with affiliates for the year ended September 30, 2025.
Security Description	Value 09/30/2024	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Value 09/30/2025	Income Dividends Received	Capital Gains Dividends Received
Barrow Hanley Floating Rate Fund	$19,476,068	$3,687,099	$(1,000,000)	$(10,834)	$(156,480)	$21,995,853	$1,687,098	$—
See Notes to Financial Statements.
11

BARROW HANLEY FUNDS
BARROW HANLEY CREDIT OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

At September 30, 2025 the Barrow Hanley Credit Opportunities Fund's investments were concentrated as follows:
Fixed Income Credit Ratings (Unaudited)	% of Net Assets
BBB-	3.4%
BB+	4.1
BB	10.3
BB-	18.8
B+	28.0
B	17.2
B-	9.7
CCC+	2.8
CCC	1.3
CCC-	0.3
Cash equivalents	1.6
N/A	3.0
Total	100.5%
See Notes to Financial Statements.
12

BARROW HANLEY FUNDS
BARROW HANLEY EMERGING MARKETS VALUE FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	97.4%
Brazil	4.7%
B3 S.A. - Brasil Bolsa Balcao(a)		17,264	$43,466
Hapvida Participacoes e Investimentos S/A(a)(b)		4,400	29,638
Hypera S.A.		11,661	49,801
Lojas Renner S.A.(a)		14,009	39,825
			162,730
Canada	1.8%
Parex Resources, Inc.		4,881	63,796
China	23.1%
Baidu, Inc. - Class A(a)		4,579	75,711
Budweiser Brewing Co. APAC Ltd.(b)		43,047	45,757
China International Capital Corp. Ltd. - Class H(b)		15,223	41,654
China Mengniu Dairy Co. Ltd.		25,828	49,668
China Merchants Bank Co. Ltd. - Class H		8,243	49,334
Chow Tai Fook Jewellery Group Ltd.		18,594	37,158
Great Wall Motor Co. Ltd. - Class H		25,943	56,381
JD.com, Inc. - Class A		4,071	71,326
Li Ning Co. Ltd.		22,856	51,682
Longfor Group Holdings Ltd.(b)		29,000	44,178
Ping An Insurance Group Co. of China Ltd. - Class H		11,561	78,651
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H		58,800	43,950
Sunny Optical Technology Group Co. Ltd.		5,202	60,339
Xinyi Glass Holdings Ltd.		47,455	54,982
ZTO Express Cayman, Inc.		2,350	44,457
			805,228
Hong Kong	2.9%
ASMPT Ltd.		4,596	48,467
Galaxy Entertainment Group Ltd.		9,515	52,317
			100,784
India	4.5%
Axis Bank Ltd.		4,366	55,620
Petronet LNG Ltd.		10,204	32,053
UPL Ltd.		9,550	70,504
			158,177
Indonesia	4.3%
Astra International Tbk PT		154,422	53,554
Bank Mandiri Persero Tbk PT		133,500	35,282
Telkom Indonesia Persero Tbk PT		325,888	60,005
			148,841
Malaysia	1.1%
Public Bank Bhd.		38,098	39,249
Mexico	4.6%
Grupo Financiero Banorte S.A.B. de C.V., Series O		6,026	60,703
See Notes to Financial Statements.
13

BARROW HANLEY FUNDS
BARROW HANLEY EMERGING MARKETS VALUE FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Shares	Value
Kimberly-Clark de Mexico S.A.B. de C.V. - Class A		26,175	$55,370
Wal-Mart de Mexico S.A.B. de C.V.		13,890	42,906
			158,979
Philippines	2.1%
Ayala Land, Inc.		92,718	38,826
BDO Unibank, Inc.		14,783	33,773
			72,599
Russia	0.0%
Alrosa PJSC(c)		12,058	—
Moscow Exchange MICEX-RTS PJSC(a)(c)		8,812	—
			—
Saudi Arabia	1.7%
Saudi National Bank (The)		5,765	60,204
South Africa	6.5%
Absa Group Ltd.		3,194	33,519
Bidvest Group Ltd.		3,179	39,010
Gold Fields Ltd.		1,975	82,704
Sibanye Stillwater Ltd.(a)		25,545	72,255
			227,488
South Korea	15.7%
Amorepacific Corp.		650	56,741
Hyundai Motor Co.		411	63,008
Korea Electric Power Corp.		2,638	68,062
Samsung Electro-Mechanics Co. Ltd.		991	136,812
SK Hynix, Inc.		718	177,991
S-Oil Corp.(a)		987	43,847
			546,461
Taiwan	12.2%
Bizlink Holding, Inc.		3,206	109,319
Globalwafers Co. Ltd.		4,760	73,284
Hiwin Technologies Corp.		8,921	63,490
Largan Precision Co. Ltd.		788	60,980
MediaTek, Inc.		2,694	116,838
			423,911
Thailand	7.7%
Kasikornbank PCL - REG		10,854	56,141
PTT Oil & Retail Business PCL - REG		126,100	55,251
Siam Cement (The) PCL - REG		7,494	53,117
Srisawad Corp. PCL - REG		59,300	54,899
Thai Beverage PCL		136,905	49,371
			268,779
United Arab Emirates	1.5%
First Abu Dhabi Bank PJSC		12,130	51,649
See Notes to Financial Statements.
14

BARROW HANLEY FUNDS
BARROW HANLEY EMERGING MARKETS VALUE FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Shares	Value
United Kingdom	3.0%
Fresnillo PLC		2,117	$67,530
Investec PLC		5,077	38,023
			105,553
TOTAL COMMON STOCKS (Cost $2,860,969)			3,394,428
PREFERRED STOCKS	2.9%
Brazil	1.1%
Banco Bradesco S.A.(a)		11,850	39,387
Colombia	1.8%
Grupo Cibest S.A. - ADR, 2.70%(d)		1,224	63,574
TOTAL PREFERRED STOCKS (Cost $73,434)			102,961
SHORT-TERM INVESTMENTS	0.6%
Northern Institutional Treasury Portfolio (Premier Class), 3.95%(e)		21,233	21,233
TOTAL SHORT-TERM INVESTMENTS (Cost $21,233)			21,233
TOTAL INVESTMENTS (Cost $2,955,636)	100.9%		3,518,622
NET OTHER ASSETS (LIABILITIES)	(0.9%)		(32,889)
NET ASSETS	100.0%		$3,485,733

(a)Non-income producing security.
(b)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2025, these securities had a total value of $161,227 or 5% of net assets.

(c)Security valued pursuant to Level 3 unobservable inputs and is restricted for trading.
(d)Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(e)7-day current yield as of September 30, 2025 is disclosed.

Abbreviations:
ADR – American Depositary Receipt
REG – Registered
At September 30, 2025 the industry sectors (excluding short-term investments) for the Barrow Hanley Emerging Markets Value Fund were:
Sector Allocation (Unaudited)	% of Net Assets
Financials	23.9%
Information Technology	19.4
Consumer Discretionary	12.2
Industrials	10.5
Materials	9.9
Consumer Staples	8.5
Energy	4.0
Communication Services	3.9
Health Care	3.6
Real Estate	2.4
Utilities	2.0
Total	100.3%
See Notes to Financial Statements.
15

BARROW HANLEY FUNDS
BARROW HANLEY FLOATING RATE FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
ASSET-BACKED SECURITIES	4.0%
Other Asset-Backed Securities	4.0%
AGL CLO 19 Ltd., Series 2022-19A - Class D2R (Floating, 3M CME Term SOFR + 4.40%) 8.72%, 07/21/38(a)(b)		$1,000,000	$1,003,734
CTM CLO Ltd., Series 2025-2A - Class E (Floating, 5.65% - 3M CME Term SOFR) 10/20/38(a)(b)(c)		500,000	500,000
Eldridge CLO Ltd., Series 2025-1A - Class E (Floating, 5.30% - 3M CME Term SOFR) 10/20/38(a)(b)(c)		325,000	325,000
Empower CLO Ltd., Series 2023-2A - Class ER (Floating, 3M CME Term SOFR + 5.60%) 9.89%, 10/15/38(a)(b)		1,000,000	997,675
Garnet CLO Ltd., Series 2025-1A - Class E (Floating, 3M CME Term SOFR + 6.25%) 10.52%, 07/20/37(a)(b)		1,000,000	1,011,844
Katayma CLO II Ltd., Series 2024-2A - Class E (Floating, 3M CME Term SOFR + 7.33%, 7.33% Floor) 11.66%, 04/20/37(a)(b)		500,000	498,245
PPM CLO 7 Ltd., Series 2024-7A - Class E (Floating, 3M CME Term SOFR + 6.75%, 6.75% Floor) 11.08%, 07/20/37(a)(b)		350,000	351,309
			4,687,807
TOTAL ASSET-BACKED SECURITIES (Cost $4,670,253)			4,687,807
BANK LOAN OBLIGATIONS(b)	82.6%
Advertising & Marketing	1.4%
Magnite, Inc., Amendment No.2 Initial Term Loan (Floating, CME Term SOFR USD 1M + 3.00%) 7.16%, 02/06/31		1,608,801	1,609,476
Aerospace & Defense	2.2%
Goat Holdco LLC, Term B Loan (Floating, CME Term SOFR USD 1M + 2.75%) 6.91%, 01/27/32		201,512	201,621
Karman Holdings, Inc., Initial Term Loan (Floating, CME Term SOFR USD 3M + 3.50%) 7.50%, 04/01/32		1,297,379	1,300,622
Peraton Corp., Term B Loan (Floating, CME Term SOFR USD 1M + 3.75%, 0.75% Floor) 8.01%, 02/01/28		923,123	776,928
TransDigm, Inc., New Tranche K Term Loan (Floating, CME Term SOFR USD 3M + 2.25%) 6.25%, 03/22/30		272,000	271,674
			2,550,845
See Notes to Financial Statements.
16

BARROW HANLEY FUNDS
BARROW HANLEY FLOATING RATE FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
Apparel & Textile Products	0.5%
Beach Acquisition Bidco LLC, Tranche B-1 Term Loan (Floating, CME Term SOFR USD 3M + 3.25%) 7.31%, 09/12/32		$300,000	$301,251
Hanesbrands, Inc., Initial Tranche B Term Loan (Floating, CME Term SOFR USD 1M + 2.75%) 6.91%, 03/07/32		251,850	252,480
			553,731
Asset Management	2.4%
Acuren Delaware Holdco, Inc., Amendment No. 1 Term Loan (Floating, CME Term SOFR USD 1M + 2.75%) 6.91%, 07/30/31		82,791	82,854
Fiserv Investment Solutions, Inc., Initial Term Loan (Floating, CME Term SOFR USD 3M + 4.00%) 8.20%, 02/18/27		910,799	900,935
GTCR Everest Borrower LLC, 2025 Term Loan (Floating, CME Term SOFR USD 3M + 2.75%) 6.75%, 09/05/31		275,261	275,238
Nexus Buyer LLC, Amendment No. 10 Term Loan (Floating, CME Term SOFR USD 1M + 4.00%) 8.16%, 07/31/31		250,000	249,845
Nexus Buyer LLC, Initial Term Loan (Floating, CME Term SOFR USD 1M + 3.50%) 7.66%, 07/31/31		1,280,942	1,277,279
			2,786,151
Automotive	2.4%
Adient U.S. LLC, Term B-2 Loan (Floating, CME Term SOFR USD 1M + 2.25%) 6.41%, 01/31/31		1,106,217	1,106,218
Clarios Global L.P., Amendment No. 6 Dollar Term Loan (Floating, CME Term SOFR USD 1M + 2.75%) 6.91%, 01/28/32		1,000,000	999,690
Fleetpride, Inc., 2023 Incremental Term Loan (Floating, CME Term SOFR USD 3M + 4.50%, 0.50% Floor) 8.50%, 09/29/28		803,798	773,784
			2,879,692
Banking	0.4%
Nouryon Finance B.V., November 2024 B-1 Dollar Term Loan (Floating, CME Term SOFR USD 1M + 3.25%) 7.50%, 04/03/28		482,007	482,311
Beverage, Food & Tobacco	0.9%
B&G Foods, Inc., Term B-5 Term Loan,
10/10/29(d)		250,315	239,552
(Floating, CME Term SOFR USD 1M + 3.50%) 7.66%, 10/10/29		748,111	715,942
Del Monte Foods Corp. II, Inc., First Out Term Loan (Floating, CME Term SOFR USD 3M + 11.00%, 0.50% Floor) 15.32%, 08/02/28		124,511	59,143
See Notes to Financial Statements.
17

BARROW HANLEY FUNDS
BARROW HANLEY FLOATING RATE FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
Del Monte Foods Corp. II, Inc., Second Out Term Loans,
(Floating, CME Term SOFR USD 3M + 4.25%, 0.50% Floor) 8.42%, 08/02/28		$14,803	$592
(Floating, CME Term SOFR USD 3M + 4.25%, 0.50% Floor) 8.57%, 08/02/28		91,209	3,648
Del Monte Foods Corp. II, Inc., Third Out Term Loan (Floating, CME Term SOFR USD 3M + 4.90%, 0.50% Floor) 8.92%, 08/02/28		244,090	2,441
			1,021,318
Beverages	0.2%
Primo Brands Corp., 2025 Refinancing Term Loan (Floating, CME Term SOFR USD 3M + 2.25%, 0.50% Floor) 6.25%, 03/31/28		280,206	280,055
Brokerage Assetmanagers Exchanges	1.2%
DRW Holdings LLC, 2024 Refinancing Term Loan (Floating, CME Term SOFR USD 3M + 3.50%) 7.50%, 06/26/31		147,061	146,602
Edelman Financial Engines Center LLC (The), 2024 Refinancing Term Loan (Floating, CME Term SOFR USD 1M + 5.25%) 9.41%, 10/06/28		350,000	350,109
Jefferies Finance LLC, Initial Term Loan (Floating, CME Term SOFR USD 1M + 2.75%) 6.92%, 10/21/31		780,599	779,623
Summit Acquisition, Inc., Amendment No. 1 Term Loan (Floating, CME Term SOFR USD 1M + 3.50%) 7.66%, 10/16/31		83,000	83,242
			1,359,576
Buildings & Real Estate	0.8%
Apollo Commercial Real Estate Finance, Inc., Initial Term Loan (Floating, CME Term SOFR USD 1M + 3.25%) 7.40%, 06/13/30		222,443	223,555
Crown Subsea Communications Holding, Inc., 2025 Term Loan (Floating, CME Term SOFR USD 1M + 3.50%, 0.75% Floor) 7.66%, 01/30/31		643,500	646,878
KREF Holdings X LLC, 2025 Replacement Term Loan (Floating, CME Term SOFR USD 1M + 2.50%) 6.68%, 03/05/32		81,795	81,625
			952,058
Cable & Satellite	1.3%
CSC Holdings LLC, 2022 Refinancing Term Loan (Floating, CME Term SOFR USD 1M + 4.50%) 8.65%, 01/18/28		770,250	764,804
CSC Holdings LLC, September 2019 Initial Term Loan (Floating, PRIME USD 3M + 1.50%, 1.00% Floor) 8.75%, 04/15/27		767,661	741,990
			1,506,794
See Notes to Financial Statements.
18

BARROW HANLEY FUNDS
BARROW HANLEY FLOATING RATE FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
Capital Goods	2.3%
Chariot Buyer LLC, Refinancing Term Loan (Floating, CME Term SOFR USD 1M + 3.00%) 7.16%, 09/08/32		$915,090	$915,258
Form Technologies LLC, Initial Term Loan (Floating, CME Term SOFR USD 3M + 5.75%, 0.50% Floor) 10.08%, 07/19/30		237,265	207,804
Indicor LLC, Tranche D Dollar Term Loan (Floating, CME Term SOFR USD 3M + 2.75%, 0.50% Floor) 6.75%, 11/22/29		772,372	773,021
Mauser Packaging Solutions Holding Co., Term B-1 Loan (Floating, CME Term SOFR USD 1M + 3.00%) 7.28%, 04/15/27		278,023	277,914
Plastipak Holdings, Inc., Tranche B Term Loan 09/10/32(d)		571,000	570,646
			2,744,643
Cargo Transport	0.3%
Kenan Advantage Group (The), Inc., U.S. Term B-4 Loan (Floating, CME Term SOFR USD 1M + 3.25%) 7.41%, 01/25/29		375,172	369,661
Chemicals	3.5%
Chemours (The) Co., Tranche B-3 US$ Term Loan (Floating, CME Term SOFR USD 1M + 3.00%, 0.50% Floor) 7.16%, 08/18/28		1,470,000	1,466,325
Mativ Holdings, Inc., Term B Loan (Floating, CME Term SOFR USD 1M + 3.75%, 0.75% Floor) 8.03%, 04/20/28		1,109,339	1,098,246
Momentive Performance Materials, Inc., Initial Term Loan (Floating, CME Term SOFR USD 1M + 4.00%) 8.16%, 03/29/28		497,932	499,426
Qnity Electronics, Inc., Term Loan B 08/12/32(d)		247,000	246,691
Tronox Finance LLC, 2024-B Term Loan 09/30/31(d)		997,488	854,408
			4,165,096
Chemicals, Plastics & Rubber	1.8%
Koppers, Inc., Term B-2 Loan (Floating, CME Term SOFR USD 1M + 2.50%, 0.50% Floor) 6.66%, 04/10/30		1,158,544	1,162,530
Wilsonart LLC, Initial Term Loan (Floating, CME Term SOFR USD 3M + 4.25%) 8.25%, 08/05/31		1,004,850	969,680
			2,132,210
See Notes to Financial Statements.
19

BARROW HANLEY FUNDS
BARROW HANLEY FLOATING RATE FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
Commercial Support Services	0.4%
Raven Acquisition Holdings LLC, 2024 Delayed Draw Term Loan 11/19/31(e)		$31,602	$31,582
Raven Acquisition Holdings LLC, Initial Term Loan (Floating, CME Term SOFR USD 1M + 3.00%) 7.16%, 11/19/31		440,218	439,945
			471,527
Construction Materials	1.0%
Potters Industries LLC, 2025 Incremental Term Loan (Floating, CME Term SOFR USD 1M + 3.00%, 0.75% Floor) 7.16%, 12/14/27		1,132,540	1,135,133
Consumer Cyclical	3.5%
BIFM CA Buyer, Inc., 2024-2 Term Loan (Floating, CME Term SOFR USD 1M + 3.75%, 0.50% Floor) 7.91%, 10/01/25		1,072,197	1,074,878
Champions Holdco, Inc., Initial Term Loan (Floating, CME Term SOFR USD 3M + 4.75%) 8.95%, 02/23/29		1,194,875	1,117,208
Disco Parent, Inc., Term Loan (Floating, CME Term SOFR USD 3M + 3.25%) 7.48%, 08/06/32		342,415	343,271
DS Parent, Inc., Term Loan B (Floating, CME Term SOFR USD 3M + 5.50%, 0.75% Floor) 9.50%, 01/31/31		987,500	911,788
ECi Macola/MAX Holding LLC, 2025 Repricing Term Loan (Floating, CME Term SOFR USD 3M + 2.75%, 0.75% Floor) 6.75%, 05/09/30		76,423	76,360
Fleet Midco I Ltd., Facility B2 (Floating, CME Term SOFR USD 6M + 2.50%) 6.54%, 02/21/31		403,460	403,460
Icon Parent I, Inc., 2025 Term Loan (Floating, CME Term SOFR USD 3M + 2.75%) 6.75%, 11/13/31		154,613	154,347
			4,081,312
Consumer Non-Cyclical	2.7%
Charlotte Buyer, Inc., Second Refinancing Term Loan (Floating, CME Term SOFR USD 1M + 4.25%, 0.50% Floor) 8.43%, 02/11/28		773,294	771,647
Global IID Parent LLC, 2025 Refinancing Term B Loan (Floating, CME Term SOFR USD 3M + 4.25%, 0.50% Floor) 8.51%, 12/16/28		1,524,791	1,517,167
Osmosis Buyer Ltd., 2025 Refinancing Term B Loan (Floating, CME Term SOFR USD 1M + 3.00%, 0.50% Floor) 7.28%, 07/31/28		498,211	499,103
U.S. Fertility Enterprises LLC, Initial Delayed Draw Term Loan,
(Floating, CME Term SOFR USD 3M + 4.50%) 8.50%, 10/11/31		4,616	4,616
(Floating, CME Term SOFR USD 3M + 4.50%) 8.81%, 10/11/31		2,189	2,189
See Notes to Financial Statements.
20

BARROW HANLEY FUNDS
BARROW HANLEY FLOATING RATE FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
U.S. Fertility Enterprises LLC, Initial Term Loan (Floating, CME Term SOFR USD 3M + 4.50%) 8.50%, 10/11/31		$149,332	$149,332
W. R. Grace Holdings LLC, Term B-1 Loan (Floating, CME Term SOFR USD 3M + 3.00%, 0.50% Floor) 7.00%, 08/19/32		247,000	247,412
			3,191,466
Consumer Services	0.4%
ASP Dream Acquisition Co. LLC, Initial Term Loan (Floating, CME Term SOFR USD 1M + 4.25%, 0.75% Floor) 8.51%, 12/15/28		497,429	455,148
Containers & Packaging	1.7%
Clydesdale Acquisition Holdings, Inc., 2025 Incremental Closing Date Term B Loan (Floating, CME Term SOFR USD 1M + 3.25%, 0.50% Floor) 7.41%, 04/01/32		1,080,581	1,078,625
Clydesdale Acquisition Holdings, Inc., 2025 Incremental Delayed Draw Term B Loan,
04/01/32(d)(e)		18,370	18,337
(Floating, CME Term SOFR USD 1M + 3.25%, 0.50% Floor) 7.41%, 04/01/32		567	566
Five Star Lower Holding LLC, Initial Term Loan (Floating, CME Term SOFR USD 3M + 4.25%, 0.50% Floor) 8.32%, 05/05/29		383,150	382,433
ProAmpac PG Borrower LLC, 2024-1 Refinancing Term Loan,
(Floating, CME Term SOFR USD 1M + 4.00%, 0.75% Floor) 8.19%, 09/15/28		216,242	216,728
(Floating, CME Term SOFR USD 3M + 4.00%, 0.75% Floor) 8.32%, 09/15/28		275,027	275,646
			1,972,335
Containers, Packaging & Glass	0.7%
Pregis TopCo LLC, Tenth Amendment Term Loan (Floating, CME Term SOFR USD 1M + 4.00%) 8.16%, 02/01/29		870,460	875,900
Diversified/Conglomerate Manufacturing	2.1%
Ranpak Corp., Initial Dutch Borrower Term Loan (Floating, CME Term SOFR USD 1M + 4.50%) 8.66%, 12/19/31		155,473	155,084
Ranpak Corp., Initial U.S. Borrower Term Loan (Floating, CME Term SOFR USD 1M + 4.50%) 8.66%, 12/19/31		242,928	242,320
VT Topco, Inc., Second Amendment Term Loan,
08/09/30(d)		498,741	482,532
(Floating, CME Term SOFR USD 1M + 3.00%, 0.50% Floor) 7.16%, 08/09/30		740,037	715,986
WireCo WorldGroup, Inc., 2023 Refinancing Term Loan (Floating, CME Term SOFR USD 3M + 3.75%) 8.08%, 11/13/28		934,689	912,491
			2,508,413
See Notes to Financial Statements.
21

BARROW HANLEY FUNDS
BARROW HANLEY FLOATING RATE FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
Diversified/Conglomerate Service	4.9%
AlixPartners, LLP, 2025 Refinancing Dollar Term Loan (Floating, CME Term SOFR USD 1M + 2.00%) 6.16%, 08/12/32		$169,000	$167,780
Allied Universal Holdco LLC, Amendment No. 7 Replacement U.S. Dollar Term Loan (Floating, CME Term SOFR USD 1M + 3.25%) 7.51%, 08/20/32		410,000	411,304
DXP Enterprises, Inc., 2024 Incremental Term Loan (Floating, CME Term SOFR USD 1M + 3.75%, 1.00% Floor) 7.91%, 10/11/30		774,279	777,670
Emerald X, Inc., 2025 Refinancing Term Loan (Floating, CME Term SOFR USD 1M + 3.25%) 7.41%, 01/30/32		388,102	389,880
Heartland Dental LLC, 2025 Replacement Term Loan (Floating, CME Term SOFR USD 1M + 3.75%) 7.91%, 08/25/32		1,187,418	1,184,758
National Mentor Holdings, Inc., Initial Term C Loan,
03/02/28(d)		14,150	14,076
(Floating, CME Term SOFR USD 3M + 3.75%) 7.85%, 03/02/28		24,033	23,907
National Mentor Holdings, Inc., Initial Term Loan,
03/02/28(d)		484,582	482,037
(Floating, CME Term SOFR USD 3M + 3.75%) 7.85%, 03/02/28		150,117	149,329
(Floating, CME Term SOFR USD 1M + 3.75%) 8.01%, 03/02/28		672,934	669,401
Russell Investments U.S. Institutional Holdco, Inc., 2027 Term Loan (Floating, CME Term SOFR USD 3M + 5.00%, 1.00% Floor) 9.31%, 05/30/27(f)		1,620,897	1,549,983
			5,820,125
E-Commerce Discretionary	0.6%
CNT Holdings I Corp., 2025 Replacement Term Loan (Floating, CME Term SOFR USD 3M + 2.25%, 0.75% Floor) 6.56%, 11/08/32		748,120	747,469
Electric Utilities	0.6%
Compass Power Generation LLC, Tranche B-4 Term Loan (Floating, CME Term SOFR USD 1M + 3.25%, 1.00% Floor) 7.41%, 04/14/29		710,531	714,382
Electrical	2.0%
MH Sub I LLC, 2023 May Incremental Term Loan (Floating, CME Term SOFR USD 3M + 4.25%, 0.50% Floor) 8.25%, 05/03/28		1,501,059	1,441,647
MH Sub I LLC, 2024 December New Term Loan (Floating, CME Term SOFR USD 1M + 4.25%, 0.50% Floor) 8.41%, 12/31/31		1,015,981	933,433
			2,375,080
See Notes to Financial Statements.
22

BARROW HANLEY FUNDS
BARROW HANLEY FLOATING RATE FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
Electrical Equipment	1.0%
TK Elevator Midco GmbH, Facility B (Floating, CME Term SOFR USD 6M + 3.00%, 0.50% Floor) 7.20%, 04/30/30		$1,130,483	$1,132,948
Electronics	0.9%
Project Boost Purchaser LLC, 2025-2 Refinancing Term Loan (Floating, CME Term SOFR USD 3M + 2.75%) 7.07%, 07/16/31		82,792	82,534
Ultra Clean Holdings, Inc., Eighth Amendment Replacement Term Loan (Floating, CME Term SOFR USD 1M + 2.75%) 6.91%, 02/25/28		999,356	1,002,274
			1,084,808
Engineering & Construction	1.4%
Azuria Water Solutions, Inc., 2025 Replacement Term Loan (Floating, CME Term SOFR USD 1M + 3.00%, 0.75% Floor) 7.16%, 05/17/28		759,142	759,332
Service Logic Acquisition, Inc., Amendment No. 8 Refinancing Term Loan (Floating, CME Term SOFR USD 3M + 3.00%, 0.75% Floor) 7.31%, 10/29/27		831,558	832,082
			1,591,414
Finance	1.5%
Aretec Group, Inc., Term B-3 Loan (Floating, CME Term SOFR USD 1M + 3.50%) 7.66%, 08/09/30		772,596	772,472
MSP Recovery Law Firm, Tranche 1 Loan 8.10%, 06/16/26(g)		720,749	139,826
Osaic Holdings, Inc., Initial Term Loan (Floating, CME Term SOFR USD 1M + 3.00%) 7.16%, 07/30/32		800,000	799,408
			1,711,706
Finance Companies	0.4%
LendingTree, Inc., Initial Term B Loan (Floating, CME Term SOFR USD 1M + 4.50%) 8.66%, 08/21/30		500,000	497,500
Food	0.3%
Chefs' Warehouse (The), Inc., 2022 Term Loan (Floating, CME Term SOFR USD 1M + 3.00%, 0.50% Floor) 7.16%, 08/23/29		331,800	333,253
Health Care Facilities & Services	3.3%
Agiliti Health, Inc., Term Loan,
(Floating, CME Term SOFR USD 6M + 3.00%) 7.22%, 05/01/30		262,423	250,942
(Floating, CME Term SOFR USD 3M + 3.00%) 7.29%, 05/01/30		138,486	132,428
Bella Holding Co. LLC, 2025 Term Loan (Floating, CME Term SOFR USD 1M + 3.00%, 0.75% Floor) 7.16%, 05/10/28		794,475	795,134
See Notes to Financial Statements.
23

BARROW HANLEY FUNDS
BARROW HANLEY FLOATING RATE FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
Dermatology Intermediate Holdings III, Inc., Closing Date Term Loan (Floating, CME Term SOFR USD 3M + 4.25%, 0.50% Floor) 8.56%, 03/30/29		$387,000	$363,919
Dermatology Intermediate Holdings III, Inc., Term B-1 Loan (Floating, CME Term SOFR USD 3M + 5.50%, 0.50% Floor) 9.81%, 03/30/29		797,850	747,322
Sharp Services LLC, Term Loan B,
09/29/32(d)		60,000	59,933
(Floating, CME Term SOFR USD 3M + 3.00%) 6.99%, 09/29/32		515,131	514,554
Summit Behavioral Healthcare LLC, First Out Term Loan (Floating, CME Term SOFR USD 3M + 5.75%, 0.75% Floor) 10.01%, 12/31/29		153,867	157,136
Summit Behavioral Healthcare LLC, Second Out Term Loan (Floating, CME Term SOFR USD 3M + 4.25%, 0.75% Floor) 8.51%, 12/31/29		969,786	848,563
			3,869,931
Healthcare & Pharmaceuticals	1.2%
MED ParentCo L.P., Tenth Amendment Refinancing Term Loan (Floating, CME Term SOFR USD 1M + 3.25%) 7.41%, 04/15/31		1,433,766	1,435,744
Healthcare, Education & Childcare	1.9%
LifePoint Health, Inc., 2024-1 Refinancing Term Loan (Floating, CME Term SOFR USD 3M + 3.75%) 8.07%, 05/17/31		1,478,391	1,474,548
Outcomes Group Holdings, Inc., 2025 Replacement Term Loan (Floating, CME Term SOFR USD 1M + 3.00%) 7.16%, 05/06/31		76,425	76,739
Zest Acquisition Corp., Term B-1 Loan (Floating, CME Term SOFR USD 3M + 5.25%) 9.56%, 02/08/28		738,830	740,677
			2,291,964
Household Products	0.4%
Lavender Dutch BorrowerCo B.V., Term Loan 09/27/32(d)		500,000	500,938
Institutional Financial Services	0.5%
Ascensus Group Holdings, Inc., Amendment No.4 Replacement Term Loan (Floating, CME Term SOFR USD 1M + 3.00%, 0.50% Floor) 7.16%, 08/02/28		555,279	554,446
Insurance	3.2%
Acrisure LLC, 2024 Repricing Term B-6 Loan (Floating, CME Term SOFR USD 1M + 3.00%) 7.16%, 11/06/30		622,173	620,424
Acrisure LLC, 2025 Term B Loan (Floating, CME Term SOFR USD 1M + 3.25%) 7.41%, 06/20/32		371,070	370,298
Asurion LLC, New B-11 Term Loan (Floating, CME Term SOFR USD 1M + 4.25%) 8.51%, 08/19/28		432,242	433,474
See Notes to Financial Statements.
24

BARROW HANLEY FUNDS
BARROW HANLEY FLOATING RATE FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
Asurion LLC, New B-4 Term Loan (Floating, CME Term SOFR USD 1M + 5.25%) 9.53%, 01/20/29		$790,000	$754,561
OneDigital Borrower LLC, 2025 Refinancing Term Loan (Floating, CME Term SOFR USD 1M + 3.00%, 0.50% Floor) 7.16%, 07/02/31		606,423	605,677
OneDigital Borrower LLC, Initial Loan (Floating, CME Term SOFR USD 1M + 5.25%, 0.50% Floor) 9.41%, 07/02/32		810,000	816,075
Trucordia Insurance Holdings LLC, Initial Term Loan (Floating, CME Term SOFR USD 1M + 3.25%) 7.41%, 06/17/32		223,402	223,681
			3,824,190
Leisure Facilities & Services	0.8%
MIC Glen LLC, Amendment No. 4 Term Loan (Floating, CME Term SOFR USD 1M + 3.25%, 0.50% Floor) 7.41%, 07/21/28		498,750	501,019
Oravel Stays Ltd., Initial Term Loan (Floating, CME Term SOFR USD 3M + 8.00%, 1.00% Floor) 12.00%, 01/08/30		233,268	239,391
Scientific Games Holdings L.P., 2024 Refinancing Dollar Term Loan (Floating, CME Term SOFR USD 3M + 3.00%, 0.50% Floor) 7.29%, 04/04/29		192,105	190,401
			930,811
Machinery	3.3%
Alliance Laundry Systems LLC, Initial Term B Loan (Floating, CME Term SOFR USD 1M + 2.25%) 6.39%, 08/19/31		953,638	952,332
CPM Holdings, Inc., Initial Term Loan (Floating, CME Term SOFR USD 1M + 4.50%, 0.50% Floor) 8.78%, 09/28/28		423,006	421,618
Engineered Machinery Holdings, Inc., Incremental Amendment No. 3 Term Loan (Floating, CME Term SOFR USD 3M + 6.00%, 0.75% Floor) 10.26%, 05/21/29		395,000	395,166
Engineered Machinery Holdings, Inc., Incremental Amendment No. 5 Term Loan (Floating, CME Term SOFR USD 3M + 3.50%, 0.75% Floor) 7.76%, 05/19/28		638,393	641,355
Madison IAQ LLC, 2025 Incremental Term Loan (Floating, CME Term SOFR USD 6M + 3.25%, 0.50% Floor) 7.45%, 05/06/32		150,170	150,793
Pro Mach Group, Inc., Amendment No.5 Term Loan (Floating, CME Term SOFR USD 1M + 2.75%, 1.00% Floor) 6.91%, 08/31/28		766,196	767,192
SPX Flow, Inc., 2025 Term Loan (Floating, CME Term SOFR USD 1M + 2.75%, 0.50% Floor) 6.91%, 04/05/29		609,025	611,309
			3,939,765
See Notes to Financial Statements.
25

BARROW HANLEY FUNDS
BARROW HANLEY FLOATING RATE FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
Medical Equipment & Devices	0.6%
Medline Borrower L.P., 2030 Refinancing Term Loan (Floating, CME Term SOFR USD 1M + 2.00%, 0.50% Floor) 6.16%, 10/23/30		$694,630	$694,200
Metals & Mining	0.6%
Harsco Corp., Term B-3 Loan (Floating, CME Term SOFR USD 1M + 2.25%) 6.53%, 06/09/28		689,294	686,999
Printing & Publishing	0.5%
LABL, Inc., Initial Dollar Term Loan (Floating, CME Term SOFR USD 1M + 5.00%, 0.50% Floor) 9.26%, 10/30/28		760,787	621,944
Real Estate Investment Trusts	0.3%
OEG Borrower LLC, 2024 Refinancing Term Loan (Floating, CME Term SOFR USD 1M + 3.50%) 7.64%, 06/30/31		400,950	401,952
Retail	0.2%
Victra Holdings LLC, Fifth Amendment Incremental Term Loan,
03/31/29(d)		80,975	81,026
(Floating, CME Term SOFR USD 3M + 3.75%, 0.75% Floor) 7.75%, 03/31/29		183,084	183,200
			264,226
Retail - Discretionary	1.8%
Petco Health and Wellness Co., Inc., Initial Term Loan (Floating, CME Term SOFR USD 3M + 3.25%, 0.75% Floor) 7.51%, 03/03/28		1,045,000	1,016,869
PetSmart LLC, Initial Term Loan (Floating, CME Term SOFR USD 1M + 4.00%) 8.14%, 08/18/32		881,764	867,991
Victoria's Secret & Co., Initial Term Loan (Floating, CME Term SOFR USD 3M + 3.25%, 0.50% Floor) 7.58%, 08/02/28		226,329	226,894
			2,111,754
Retail Stores	5.3%
BCPE Empire Holdings, Inc., Amendment No. 8 Incremental Term Loan (Floating, CME Term SOFR USD 1M + 3.25%, 0.50% Floor) 7.41%, 12/11/30		2,037,983	2,033,845
Dave & Buster's, Inc., 2024 Incremental Term B Loan (Floating, CME Term SOFR USD 3M + 3.25%) 7.56%, 11/01/31		1,012,350	932,314
Dave & Buster's, Inc., 2024 Refinancing Term B Loan,
06/29/29(d)		750,000	698,948
(Floating, CME Term SOFR USD 3M + 3.25%, 0.50% Floor) 7.56%, 06/29/29		315,639	294,153
Great Outdoors Group LLC, Term B-3 Loan (Floating, CME Term SOFR USD 1M + 3.25%, 0.75% Floor) 7.41%, 01/23/32		305,429	305,047
See Notes to Financial Statements.
26

BARROW HANLEY FUNDS
BARROW HANLEY FLOATING RATE FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
United Natural Foods, Inc., 2024 Term Loan (Floating, CME Term SOFR USD 1M + 4.75%) 8.91%, 05/01/31		$930,327	$932,848
Upbound Group, Inc., 2025 Term Loan (Floating, CME Term SOFR USD 1M + 2.75%, 0.50% Floor) 6.88%, 08/13/32		1,128,666	1,125,845
			6,323,000
Software	3.6%
Adeia, Inc., Initial Term B Loan (Floating, CME Term SOFR USD 1M + 2.50%) 6.66%, 06/08/28		414,997	416,553
Central Parent LLC, 2024 Refinancing Term Loan (Floating, CME Term SOFR USD 3M + 3.25%) 7.25%, 07/06/29		1,028,810	887,627
Cotiviti, Inc., Amendment 2 Term Loan (Floating, CME Term SOFR USD 1M + 2.75%) 7.03%, 03/26/32		727,865	713,912
Cotiviti, Inc., Initial Floating Rate Term Loan (Floating, CME Term SOFR USD 1M + 2.75%) 7.03%, 05/01/31		559,445	548,955
Imprivata, Inc., 2025 Refinancing Term Loan (Floating, CME Term SOFR USD 3M + 3.00%, 0.50% Floor) 7.00%, 12/01/27		58,409	58,610
Proofpoint, Inc., 2024 Refinancing Term Loan (Floating, CME Term SOFR USD 1M + 3.00%, 0.50% Floor) 7.16%, 08/31/28		1,259,943	1,263,232
Storable, Inc., Initial Term Loan (Floating, CME Term SOFR USD 1M + 3.25%) 7.41%, 04/16/31		416,251	417,033
			4,305,922
Specialty Finance	2.2%
Blackstone Mortgage Trust, Inc., Term B-6 Loan (Floating, CME Term SOFR USD 1M + 3.00%, 0.50% Floor) 7.16%, 12/10/30		154,349	154,928
Greystone Select Financial LLC, Initial Term Loan (Floating, CME Term SOFR USD 3M + 5.00%) 9.59%, 06/16/28		1,317,033	1,310,448
Neon Maple Purchaser, Inc., First Amendment Tranche B-1 Term Loan (Floating, CME Term SOFR USD 1M + 2.75%) 6.91%, 11/17/31		1,009,300	1,008,805
Starwood Property Mortgage LLC, Incremental Term B-2 Loan (Floating, CME Term SOFR USD 1M + 2.25%) 6.41%, 09/24/32		164,000	164,104
			2,638,285
See Notes to Financial Statements.
27

BARROW HANLEY FUNDS
BARROW HANLEY FLOATING RATE FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
Steel	1.8%
TMS International Corp., Term B-7 Loan,
(Floating, CME Term SOFR USD 1M + 3.50%, 0.50% Floor) 7.66%, 03/04/30		$802,760	$800,752
(Floating, CME Term SOFR USD 3M + 3.50%, 0.50% Floor) 7.81%, 03/04/30		1,333,840	1,330,506
			2,131,258
Technology	0.1%
Priority Holdings LLC, 2025-1 Refinancing Term Loan (Floating, CME Term SOFR USD 1M + 3.75%, 0.50% Floor) 7.91%, 07/30/32		166,000	166,156
Technology Hardware	0.1%
Ingram Micro, Inc., Additional Term B-2 Loan (Floating, CME Term SOFR USD 3M + 2.25%, 0.50% Floor) 6.25%, 09/22/31		157,757	158,151
Telecommunications	0.5%
Eagle Broadband Investments LLC, Initial Term Loan (Floating, CME Term SOFR USD 3M + 3.00%, 0.75% Floor) 7.26%, 11/12/27		614,081	608,327
Transportation & Logistics	2.2%
AAdvantage Loyality IP Ltd., 2025 Incremental Term Loan (Floating, CME Term SOFR USD 3M + 3.25%) 7.58%, 05/28/32		249,375	250,310
AAdvantage Loyality IP Ltd., 2025 Replacement Term Loan (Floating, CME Term SOFR USD 3M + 2.25%) 6.58%, 04/20/28		768,325	766,726
Apple Bidco LLC, Amendment No. 5 Term Loan (Floating, CME Term SOFR USD 1M + 2.50%) 6.66%, 09/23/31		1,036,247	1,035,874
Stonepeak Nile Parent LLC, Initial Term Loan (Floating, CME Term SOFR USD 3M + 2.75%) 7.08%, 04/09/32		356,082	355,815
VistaJet Malta Finance PLC, Initial Term Loan (Floating, CME Term SOFR USD 3M + 3.75%) 8.04%, 04/01/31		149,041	149,849
			2,558,574
Wholesale - Consumer Staples	0.5%
C&S Wholesale Grocers, Inc., TLB 09/20/30(d)		410,000	399,750
Golden State Foods LLC, Initial Term Loan (Floating, CME Term SOFR USD 3M + 4.00%) 8.00%, 12/04/31		233,596	233,834
			633,584
TOTAL BANK LOAN OBLIGATIONS (Cost $99,405,437)			97,745,657
CORPORATE BONDS	11.3%
Automotive	0.8%
Tenneco, Inc. 8.00%, 11/17/28(a)		1,000,000	1,001,826
See Notes to Financial Statements.
28

BARROW HANLEY FUNDS
BARROW HANLEY FLOATING RATE FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
Cable & Satellite	1.4%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.75%, 03/01/30(a)		$685,000	$657,303
CSC Holdings LLC 4.13%, 12/01/30(a)		1,580,000	1,034,671
			1,691,974
Chemicals	1.6%
Chemours (The) Co.,
4.63%, 11/15/29(a)		1,185,000	1,070,597
8.00%, 01/15/33(a)		365,000	363,052
Mativ Holdings, Inc. 8.00%, 10/01/29(a)		500,000	495,030
			1,928,679
Commercial Support Services	0.6%
Enviri Corp. 5.75%, 07/31/27(a)		750,000	743,917
Containers & Packaging	0.4%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC 4.00%, 09/01/29(a)		500,000	462,758
Health Care Facilities & Services	1.3%
HAH Group Holding Co. LLC 9.75%, 10/01/31(a)		1,000,000	950,079
LifePoint Health, Inc. 8.38%, 02/15/32(a)		535,000	570,154
			1,520,233
Insurance	0.3%
Acrisure LLC/Acrisure Finance, Inc. 7.50%, 11/06/30(a)		320,000	333,360
Oil & Gas Supply Chain	0.4%
ITT Holdings LLC 6.50%, 08/01/29(a)		500,000	491,567
Specialty Finance	4.4%
Burford Capital Global Finance LLC,
9.25%, 07/01/31(a)		1,185,000	1,259,141
7.50%, 07/15/33(a)		250,000	254,400
Freedom Mortgage Holdings LLC 7.88%, 04/01/33(a)		530,000	545,994
ILFC E-Capital Trust I 6.27%, 12/21/65(a)(b)		1,343,000	1,134,423
ILFC E-Capital Trust II 6.52%, 12/21/65(a)(b)		1,102,000	940,504
Rithm Capital Corp. 8.00%, 07/15/30(a)		1,000,000	1,023,750
			5,158,212
See Notes to Financial Statements.
29

BARROW HANLEY FUNDS
BARROW HANLEY FLOATING RATE FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
Steel	0.1%
TMS International Corp. 6.25%, 04/15/29(a)		$115,000	$111,518
TOTAL CORPORATE BONDS (Cost $13,402,883)			13,444,044
FOREIGN ISSUER BONDS	1.2%
Automotive	1.2%
Adient Global Holdings Ltd. 7.50%, 02/15/33(a)		750,000	776,599
Aptiv Swiss Holdings Ltd. (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.39%) 6.88%, 12/15/54(b)		625,000	638,530
			1,415,129
TOTAL FOREIGN ISSUER BONDS (Cost $1,359,517)			1,415,129

	Percentage of Net Assets	Shares	Value
WARRANTS	0.0%
Manufacturing	0.0%
Service King (Carnelian Point),(Exercisable 01/14/23, 1 Share for 1 Warrant, Expires 06/30/27, Strike Price USD 10.00)(g)(h)		2,554	—
TOTAL WARRANTS (Cost $—)			—
SHORT-TERM INVESTMENTS	4.5%
Northern Institutional Treasury Portfolio (Premier Class), 3.95%(i)		5,349,889	5,349,889
TOTAL SHORT-TERM INVESTMENTS (Cost $5,349,889)			5,349,889
TOTAL INVESTMENTS (Cost $124,187,979)	103.6%		122,642,526
NET OTHER ASSETS (LIABILITIES)	(3.6%)		(4,280,546)
NET ASSETS	100.0%		$118,361,980

(a)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2025, these securities had a total value of $18,908,450 or 16% of net assets.

(b)Variable or floating rate security. The rate presented is the rate in effect at September 30, 2025, and the related index and spread are shown parenthetically for each security.
(c)When-Issued Security. Coupon rate is not in effect at September 30, 2025.
(d)Position is unsettled. Contract rate was not determined at September 30, 2025 and does not take effect until settlement date.
(e)Unfunded loan commitment is a contractual obligation for future funding at the option of the Borrower. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

(f)Security is a payment in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.
(g)Security valued pursuant to Level 3 unobservable inputs.
(h)Non-income producing security.
(i)7-day current yield as of September 30, 2025 is disclosed.

Abbreviations:
CLO – Collateralized Loan Obligation
SOFR – Secured Overnight Financing Rate
USD – United States Dollar
See Notes to Financial Statements.
30

BARROW HANLEY FUNDS
BARROW HANLEY INTERNATIONAL VALUE FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	95.6%
Australia	2.7%
ANZ Group Holdings Ltd.		13,519	$296,858
Northern Star Resources Ltd.		7,071	110,416
			407,274
Canada	3.5%
Bank of Nova Scotia (The)		4,806	310,766
Suncor Energy, Inc.		4,933	206,437
			517,203
Denmark	2.9%
Carlsberg A.S. - Class B		1,629	189,612
Vestas Wind Systems A/S		12,383	235,565
			425,177
Finland	5.6%
Fortum OYJ		14,444	274,157
Nordea Bank Abp		18,968	312,285
Stora Enso OYJ - REG		22,319	245,619
			832,061
France	8.4%
Arkema S.A.		2,605	165,178
BNP Paribas S.A.		3,590	328,351
Capgemini S.E.		1,363	198,831
SCOR S.E.		8,420	297,783
Thales S.A.		779	246,253
			1,236,396
Germany	7.5%
Aumovio S.E.(a)		1,499	61,808
BASF S.E.		4,290	214,346
Continental A.G.		2,998	198,336
Deutsche Post A.G.		4,050	180,984
Fraport A.G. Frankfurt Airport Services Worldwide(a)		2,629	227,519
Infineon Technologies A.G.		5,727	224,671
			1,107,664
Hong Kong	4.9%
AIA Group Ltd.		28,858	276,574
ASMPT Ltd.		16,385	172,788
Jardine Matheson Holdings Ltd.		4,271	269,531
			718,893
Israel	1.0%
Nice Ltd. - ADR(a)		1,070	154,915
Italy	6.7%
Azimut Holding S.p.A.		7,544	292,279
Enel S.p.A.		22,781	215,885
See Notes to Financial Statements.
31

BARROW HANLEY FUNDS
BARROW HANLEY INTERNATIONAL VALUE FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Shares	Value
Saipem S.p.A.		64,038	$185,381
Snam S.p.A.		49,150	295,108
			988,653
Japan	16.4%
Komatsu Ltd.		5,600	195,088
Makita Corp.		7,766	251,707
MINEBEA MITSUMI, Inc.		13,382	251,458
MISUMI Group, Inc.		13,317	207,411
Murata Manufacturing Co. Ltd.		13,852	262,967
Nabtesco Corp.		9,284	209,852
NIPPON EXPRESS HOLDINGS, Inc.		7,036	159,748
Olympus Corp.		19,447	245,869
Omron Corp.		8,603	236,130
Persol Holdings Co. Ltd.		82,117	149,564
TOTO Ltd.		9,738	256,105
			2,425,899
Jersey	0.8%
WPP PLC		22,647	112,889
Mexico	2.0%
Grupo Financiero Banorte S.A.B. de C.V., Series O		29,298	295,132
Netherlands	4.5%
ABN AMRO Bank N.V. - C.V.A.(b)		8,649	277,456
Akzo Nobel N.V.		3,403	242,864
Randstad N.V.		3,460	147,532
			667,852
Norway	2.7%
Aker BP ASA		9,214	233,845
Equinor ASA		6,716	163,777
			397,622
South Korea	1.2%
SK Hynix, Inc.		713	176,751
Sweden	4.6%
Boliden AB(a)		7,850	320,424
Elekta AB - Class B		31,838	161,261
Getinge AB - Class B		9,505	204,861
			686,546
Switzerland	2.5%
Julius Baer Group Ltd.		5,320	370,445
United Kingdom	17.7%
Centrica PLC		113,043	253,848
Chemring Group PLC		19,427	154,300
Legal & General Group PLC		67,254	216,014
LondonMetric Property PLC		90,762	222,370
M&G PLC		67,748	231,042
Persimmon PLC		13,050	203,874
See Notes to Financial Statements.
32

BARROW HANLEY FUNDS
BARROW HANLEY INTERNATIONAL VALUE FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Shares	Value
QinetiQ Group PLC		22,157	$164,677
Sensata Technologies Holding PLC		7,923	242,048
Smith & Nephew PLC		15,794	286,461
St. James's Place PLC		15,495	265,205
Standard Chartered PLC		19,380	376,119
			2,615,958
TOTAL COMMON STOCKS (Cost $11,542,845)			14,137,330
PREFERRED STOCKS	1.5%
Germany	1.5%
Dr Ing hc F Porsche A.G., 3.55%(b)(c)		4,455	215,992
TOTAL PREFERRED STOCKS (Cost $338,936)			215,992
SHORT-TERM INVESTMENTS	0.9%
Northern Institutional Treasury Portfolio (Premier Class), 3.95%(d)		138,817	138,817
TOTAL SHORT-TERM INVESTMENTS (Cost $138,817)			138,817
TOTAL INVESTMENTS (Cost $12,020,598)	98.0%		14,492,139
NET OTHER ASSETS (LIABILITIES)	2.0%		297,915
NET ASSETS	100.0%		$14,790,054

(a)Non-income producing security.
(b)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2025, these securities had a total value of $493,448 or 3% of net assets.

(c)Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(d)7-day current yield as of September 30, 2025 is disclosed.

Abbreviations:
ADR – American Depositary Receipt
REG – Registered
At September 30, 2025 the industry sectors (excluding short-term investments) for the Barrow Hanley International Value Fund were:
Sector Allocation (Unaudited)	% of Net Assets
Financials	28.1%
Industrials	23.9
Information Technology	9.7
Materials	8.7
Utilities	7.0
Health Care	6.1
Energy	5.3
Consumer Discretionary	4.7
Real Estate	1.5
Consumer Staples	1.3
Communication Services	0.8
Total	97.1%
See Notes to Financial Statements.
33

BARROW HANLEY FUNDS
BARROW HANLEY TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
ASSET-BACKED SECURITIES	6.3%
Other Asset-Backed Securities	1.2%
CNH Equipment Trust, Series 2023-A - Class A3 4.81%, 08/15/28		$186,039	$187,263
CNH Equipment Trust, Series 2024-B - Class A2A 5.42%, 10/15/27		92,868	93,106
Compass Datacenters Issuer III LLC, Series 2025-1A - Class A2 5.66%, 02/25/50(a)		590,000	602,541
John Deere Owner Trust, Series 2022-A - Class A3 2.32%, 09/15/26		6,793	6,787
John Deere Owner Trust, Series 2022-B - Class A3 3.74%, 02/16/27		45,373	45,311
John Deere Owner Trust, Series 2024-B - Class A2A 5.42%, 05/17/27		685,312	687,522
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1 - Class A1 1.91%, 10/20/61(a)		235,000	196,025
Taco Bell Funding LLC, Series 2021-1A - Class A2II 2.29%, 08/25/51(a)		176,850	163,450
			1,982,005
Automotive	5.1%
Ally Auto Receivables Trust, Series 2022-1 - Class A3 3.31%, 11/15/26		67	67
AmeriCredit Automobile Receivables Trust, Series 2024-1 - Class A2A 5.75%, 02/18/28		279,121	279,490
BMW Vehicle Lease Trust, Series 2023-2 - Class A3 5.99%, 09/25/26		72,801	72,928
Ford Credit Auto Lease Trust, Series 2025-B - Class A3 4.23%, 12/15/28		1,025,000	1,029,615
Ford Credit Auto Owner Trust, Series 2021-2 - Class A 1.53%, 05/15/34(a)		205,000	199,465
Ford Credit Auto Owner Trust, Series 2023-A - Class A3 4.65%, 02/15/28		136,134	136,501
GM Financial Automobile Leasing Trust, Series 2025-1 - Class A3 4.66%, 02/21/28		865,000	872,758
GM Financial Consumer Automobile Receivables Trust, Series 2025-1 - Class A3 4.62%, 12/17/29		710,000	717,980
GM Financial Revolving Receivables Trust, Series 2021-1 - Class A 1.17%, 06/12/34(a)		155,000	150,941
Honda Auto Receivables Owner Trust, Series 2025-1 - Class A3 4.57%, 09/21/29		705,000	712,732
Mercedes-Benz Auto Lease Trust, Series 2024-A - Class A2A 5.44%, 02/16/27		180,741	181,172
Mercedes-Benz Auto Lease Trust, Series 2024-B - Class A3 4.23%, 02/15/28		515,000	516,212
Porsche Financial Auto Securitization Trust, Series 2024-1 - Class A3 4.44%, 01/22/30(a)		1,310,000	1,317,045
See Notes to Financial Statements.
34

BARROW HANLEY FUNDS
BARROW HANLEY TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
Stellantis Financial Underwritten Enhanced Lease Trust, Series 2025-AA - Class A2 4.63%, 07/20/27(a)		$449,704	$451,666
Toyota Auto Loan Extended Note Trust, Series 2023-1A - Class A 4.93%, 06/25/36(a)		100,000	102,342
Volkswagen Auto Lease Trust, Series 2025-B - Class A3 4.01%, 01/22/29		910,000	911,250
World Omni Automobile Lease Securitization Trust, Series 2025-A - Class A3 4.42%, 04/17/28		495,000	498,721
			8,150,885
TOTAL ASSET-BACKED SECURITIES (Cost $10,092,781)			10,132,890
CORPORATE BONDS	20.9%
Banking	0.4%
JPMorgan Chase & Co. (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.15%) 6.50%, 04/01/30(b)(c)		645,000	667,661
Biotechnology & Pharmaceuticals	2.3%
Bayer U.S. Finance II LLC,
4.25%, 12/15/25(a)		645,000	644,435
3.95%, 04/15/45(a)		1,610,000	1,202,855
4.70%, 07/15/64(a)		360,000	275,598
Bayer U.S. Finance LLC,
6.13%, 11/21/26(a)		585,000	595,113
6.88%, 11/21/53(a)		930,000	1,012,494
			3,730,495
Cable & Satellite	1.6%
Charter Communications Operating LLC/Charter Communications Operating Capital,
6.48%, 10/23/45		390,000	385,284
5.75%, 04/01/48		595,000	539,352
3.85%, 04/01/61		615,000	383,317
3.95%, 06/30/62		715,000	452,359
Cox Communications, Inc. 5.80%, 12/15/53(a)		930,000	844,956
			2,605,268
Communications	1.0%
Cox Communications, Inc. 5.95%, 09/01/54(a)		1,785,000	1,658,713
Electric Utilities	10.7%
Appalachian Power Co. 4.50%, 03/01/49		1,550,000	1,294,776
Arizona Public Service Co. 2.65%, 09/15/50		90,000	55,687
Dominion Energy, Inc.,
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.39%) 6.88%, 02/01/55(b)		820,000	858,273
See Notes to Financial Statements.
35

BARROW HANLEY FUNDS
BARROW HANLEY TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.21%) 6.63%, 05/15/55(b)		$1,200,000	$1,241,913
Duke Energy Carolinas LLC,
5.25%, 03/15/35		445,000	460,492
6.00%, 01/15/38		125,000	135,235
6.05%, 04/15/38		355,000	384,914
3.20%, 08/15/49		305,000	213,089
Duke Energy Progress LLC,
4.15%, 12/01/44		465,000	394,682
4.20%, 08/15/45		225,000	190,712
Duke Energy Progress NC Storm Funding LLC 2.39%, 07/01/37		1,135,000	971,248
Entergy Arkansas LLC 3.35%, 06/15/52		145,000	100,564
Entergy Corp.,
2.80%, 06/15/30		295,000	275,267
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.67%) 7.13%, 12/01/54(b)		270,000	282,123
Entergy Louisiana LLC,
4.00%, 03/15/33		250,000	239,971
5.35%, 03/15/34		690,000	715,976
5.80%, 03/15/55		280,000	286,681
Entergy Mississippi LLC 5.80%, 04/15/55		380,000	389,289
Florida Power & Light Co. 3.95%, 03/01/48		125,000	101,983
Kentucky Utilities Co. 3.30%, 06/01/50		160,000	111,493
PacifiCorp,
4.15%, 02/15/50		775,000	602,859
5.35%, 12/01/53		570,000	525,568
5.50%, 05/15/54		910,000	859,382
Pinnacle West Capital Corp.,
4.90%, 05/15/28		695,000	706,053
5.15%, 05/15/30		1,100,000	1,131,227
Public Service Enterprise Group, Inc.,
5.45%, 04/01/34		620,000	641,739
5.40%, 03/15/35		315,000	324,564
Sempra,
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.63%) 6.40%, 10/01/54(b)		915,000	934,938
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.79%) 6.88%, 10/01/54(b)		670,000	694,234
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.14%) 6.55%, 04/01/55(b)		360,000	367,871
See Notes to Financial Statements.
36

BARROW HANLEY FUNDS
BARROW HANLEY TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.35%) 6.63%, 04/01/55(b)		$535,000	$543,269
System Energy Resources, Inc. 5.30%, 12/15/34		1,015,000	1,021,644
			17,057,716
Gas & Water Utilities	0.8%
NiSource, Inc. 5.25%, 03/30/28		825,000	846,416
Sempra Infrastructure Partners L.P. 3.25%, 01/15/32(a)		420,000	372,493
			1,218,909
Insurance	0.3%
Markel Group, Inc. 5.00%, 05/20/49		505,000	454,756
Oil & Gas Supply Chain	0.5%
Energy Transfer L.P. (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.02%) 8.00%, 05/15/54(b)		500,000	534,311
Kinder Morgan Energy Partners L.P. 5.40%, 09/01/44		75,000	71,542
ONEOK Partners L.P. 6.85%, 10/15/37		110,000	121,232
			727,085
Semiconductors	1.2%
Foundry JV Holdco LLC 6.30%, 01/25/39(a)		1,840,000	1,978,699
Specialty Finance	0.1%
Fidelity National Financial, Inc. 3.20%, 09/17/51		155,000	99,284
Moody's Corp. 2.55%, 08/18/60		75,000	40,195
			139,479
Technology Hardware	0.0%(d)
Dell International LLC/EMC Corp. 3.45%, 12/15/51		60,000	42,161
Telecommunications	0.3%
Sprint Capital Corp. 8.75%, 03/15/32		400,000	487,314
Tobacco & Cannabis	1.7%
BAT Capital Corp. 4.54%, 08/15/47		1,395,000	1,169,763
Reynolds American, Inc. 5.70%, 08/15/35		1,440,000	1,498,975
			2,668,738
TOTAL CORPORATE BONDS (Cost $32,660,035)			33,436,994
See Notes to Financial Statements.
37

BARROW HANLEY FUNDS
BARROW HANLEY TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
FOREIGN ISSUER BONDS	5.3%
Banking	0.7%
HBOS PLC 6.00%, 11/01/33(a)		$665,000	$691,942
Intesa Sanpaolo S.p.A. (Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.60%) 4.20%, 06/01/32(a)(b)		460,000	434,812
			1,126,754
Electric Utilities	0.5%
Electricite de France S.A. 6.00%, 04/22/64(a)		845,000	835,240
Insurance	1.0%
Fairfax Financial Holdings Ltd.,
6.35%, 03/22/54		1,215,000	1,284,087
6.10%, 03/15/55		295,000	302,454
			1,586,541
Oil & Gas Supply Chain	0.7%
BP Capital Markets PLC (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.15%) 6.45%, 12/01/33(b)(c)		1,080,000	1,153,180
Sovereign Government	1.3%
Israel Government International Bond 5.38%, 03/12/29		360,000	369,855
Mexico Government International Bond 3.77%, 05/24/61		2,545,000	1,600,678
			1,970,533
Specialty Finance	1.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.72%) 6.95%, 03/10/55(b)		1,675,000	1,753,218
TOTAL FOREIGN ISSUER BONDS (Cost $8,095,759)			8,425,466
MORTGAGE-BACKED SECURITIES	46.7%
Commercial Mortgage-Backed Securities	1.6%
BX Commercial Mortgage Trust, Series 2021-VOLT - Class A (Floating, 1M CME Term SOFR + 0.81%, 0.70% Floor) 4.96%, 09/15/36(a)(b)		532,856	531,190
NRTH Commercial Mortgage Trust, Series 2025-PARK - Class A (Floating, 1.39% - 1M CME Term SOFR) 10/15/40(a)(b)(e)		575,000	573,523
NRTH Mortgage Trust, Series 2024-PARK - Class A (Floating, 1M CME Term SOFR + 1.64%, 1.64% Floor) 5.79%, 03/15/39(a)(b)		1,450,000	1,446,821
			2,551,534
Non-Agency Mortgage-Backed Security	0.1%
Seasoned Loans Structured Transaction Trust, Series 2020-3 - Class A1C 2.00%, 11/25/30		105,358	97,487
See Notes to Financial Statements.
38

BARROW HANLEY FUNDS
BARROW HANLEY TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
U.S. Government Agencies	45.0%
Fannie Mae Pool #850280 5.50%, 12/01/35		$4,313	$4,474
Fannie Mae Pool #AB6228 3.50%, 09/01/42		80,304	75,797
Fannie Mae Pool #AD4062 5.00%, 05/01/40		4,791	4,907
Fannie Mae Pool #AL2752 5.00%, 03/01/42		52,052	53,308
Fannie Mae Pool #AS5469 4.00%, 07/01/45		132,238	127,315
Fannie Mae Pool #AS5597 3.50%, 08/01/45		58,797	55,252
Fannie Mae Pool #AS7170 3.50%, 05/01/46		67,950	63,530
Fannie Mae Pool #AS7242 3.50%, 05/01/46		60,145	56,226
Fannie Mae Pool #AS8299 3.00%, 11/01/46		230,160	209,209
Fannie Mae Pool #AS8947 3.50%, 03/01/47		125,437	117,224
Fannie Mae Pool #AS9772 3.50%, 06/01/37		74,820	72,457
Fannie Mae Pool #AS9988 4.50%, 07/01/47		30,666	30,253
Fannie Mae Pool #AU1625 3.50%, 07/01/43		78,820	74,265
Fannie Mae Pool #BC4764 3.00%, 10/01/46		77,943	70,376
Fannie Mae Pool #BC9468 3.00%, 06/01/46		159,946	144,744
Fannie Mae Pool #BH8279 3.50%, 09/01/47		98,627	92,108
Fannie Mae Pool #BM1150 3.00%, 12/01/46		89,567	80,970
Fannie Mae Pool #BN6625 3.50%, 05/01/49		628,103	589,385
Fannie Mae Pool #BO3007 3.00%, 10/01/34		25,550	24,707
Fannie Mae Pool #BU1322 2.50%, 02/01/52		2,580,300	2,203,755
Fannie Mae Pool #BV9960 4.00%, 06/01/52		849,644	806,828
Fannie Mae Pool #CA1563 4.50%, 04/01/48		23,315	22,917
Fannie Mae Pool #CA2055 4.50%, 07/01/48		65,325	64,500
Fannie Mae Pool #CA4372 4.50%, 10/01/49		34,372	33,768
See Notes to Financial Statements.
39

BARROW HANLEY FUNDS
BARROW HANLEY TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
Fannie Mae Pool #CA4569 4.00%, 11/01/49		$171,654	$164,395
Fannie Mae Pool #CA6645 3.00%, 08/01/50		156,584	138,979
Fannie Mae Pool #CA6951 2.50%, 09/01/50		173,657	147,933
Fannie Mae Pool #CB0855 3.00%, 06/01/51		88,499	78,421
Fannie Mae Pool #CB1384 2.50%, 08/01/51		1,162,721	992,116
Fannie Mae Pool #CB2857 2.50%, 02/01/52		921,075	789,033
Fannie Mae Pool #CB3486 3.50%, 05/01/52		431,053	395,169
Fannie Mae Pool #CB3878 5.00%, 06/01/52		435,342	439,010
Fannie Mae Pool #CB7980 5.50%, 02/01/54		1,429,196	1,453,707
Fannie Mae Pool #DA2948 5.50%, 10/01/53		1,333,916	1,349,528
Fannie Mae Pool #FM1306 4.50%, 07/01/48		182,501	180,762
Fannie Mae Pool #FM4053 2.50%, 08/01/50		134,694	115,422
Fannie Mae Pool #FM4638 2.50%, 10/01/50		85,100	72,435
Fannie Mae Pool #FM4720 3.00%, 10/01/50		107,963	96,427
Fannie Mae Pool #FM4828 3.00%, 11/01/50		1,011,699	894,822
Fannie Mae Pool #FM4901 2.00%, 11/01/35		90,138	83,446
Fannie Mae Pool #FM5204 2.00%, 12/01/35		84,544	78,172
Fannie Mae Pool #FM5537 2.00%, 01/01/36		218,027	201,585
Fannie Mae Pool #FM6943 2.00%, 04/01/51		369,717	303,281
Fannie Mae Pool #FM7377 3.00%, 05/01/51		188,795	168,786
Fannie Mae Pool #FM7708 3.50%, 06/01/51		216,813	199,085
Fannie Mae Pool #FM8787 2.50%, 10/01/51		2,837,700	2,423,937
Fannie Mae Pool #FM9765 3.00%, 11/01/51		209,747	184,763
Fannie Mae Pool #FS1564 2.00%, 04/01/51		297,702	240,717
See Notes to Financial Statements.
40

BARROW HANLEY FUNDS
BARROW HANLEY TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
Fannie Mae Pool #FS1704 4.00%, 05/01/52		$160,900	$153,220
Fannie Mae Pool #FS1807 3.50%, 07/01/51		285,872	264,000
Fannie Mae Pool #FS3071 3.00%, 07/01/52		2,479,516	2,210,502
Fannie Mae Pool #FS3159 4.50%, 10/01/52		733,367	717,096
Fannie Mae Pool #FS3533 2.00%, 01/01/52		429,200	351,106
Fannie Mae Pool #FS3744 2.00%, 07/01/51		2,764,322	2,249,546
Fannie Mae Pool #FS4075 5.00%, 04/01/53		711,850	712,813
Fannie Mae Pool #FS4621 5.00%, 06/01/53		260,408	261,908
Fannie Mae Pool #FS4624 2.50%, 11/01/51		303,819	257,617
Fannie Mae Pool #FS5044 4.50%, 06/01/53		1,779,288	1,752,344
Fannie Mae Pool #FS6141 2.00%, 01/01/52		2,310,905	1,881,017
Fannie Mae Pool #FS6787 6.00%, 01/01/54		1,449,790	1,500,418
Fannie Mae Pool #FS8138 6.50%, 06/01/54		570,389	597,397
Fannie Mae Pool #FS8291 5.50%, 07/01/53		2,048,126	2,088,261
Fannie Mae Pool #FS9085 3.00%, 12/01/51		1,066,079	939,687
Fannie Mae Pool #FS9456 5.50%, 11/01/54		1,622,372	1,641,280
Fannie Mae Pool #MA1870 4.50%, 04/01/34		46,029	46,237
Fannie Mae Pool #MA3101 4.50%, 08/01/47		69,600	68,736
Fannie Mae Pool #MA4327 3.00%, 05/01/51		158,439	140,253
Fannie Mae Pool #MA4475 2.50%, 11/01/41		173,628	155,433
Fannie Mae Pool #MA4841 5.00%, 12/01/52		2,198,136	2,190,578
Fannie Mae Pool #MA5039 5.50%, 06/01/53		203,830	206,257
Freddie Mac Gold Pool #G60990 3.00%, 04/01/47		300,814	268,238
Freddie Mac Gold Pool #G61281 3.50%, 01/01/48		88,220	82,194
See Notes to Financial Statements.
41

BARROW HANLEY FUNDS
BARROW HANLEY TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
Freddie Mac Gold Pool #J25557 3.50%, 09/01/28		$16,226	$16,075
Freddie Mac Gold Pool #J37949 3.00%, 11/01/32		53,070	51,713
Freddie Mac Gold Pool #Q55227 4.00%, 04/01/48		107,676	102,624
Freddie Mac Pool #QD1484 2.50%, 11/01/51		344,587	295,594
Freddie Mac Pool #QK1511 3.50%, 05/01/42		302,949	287,708
Freddie Mac Pool #RA2970 2.50%, 07/01/50		639,543	544,467
Freddie Mac Pool #RA4218 2.50%, 12/01/50		89,412	76,422
Freddie Mac Pool #RB5126 2.50%, 09/01/41		213,802	191,530
Freddie Mac Pool #RB5136 2.50%, 11/01/41		195,023	174,465
Freddie Mac Pool #RB5170 4.00%, 06/01/42		1,056,030	1,032,280
Freddie Mac Pool #RC1421 2.50%, 06/01/35		467,688	441,580
Freddie Mac Pool #SD1061 2.50%, 05/01/52		176,560	151,067
Freddie Mac Pool #SD1836 2.00%, 02/01/52		370,313	301,366
Freddie Mac Pool #SD3511 6.00%, 08/01/53		1,303,618	1,335,413
Freddie Mac Pool #SD3669 5.50%, 09/01/53		671,109	686,533
Freddie Mac Pool #SD3824 6.00%, 03/01/53		965,708	1,003,817
Freddie Mac Pool #SD4227 4.50%, 05/01/53		1,908,620	1,859,476
Freddie Mac Pool #SD4495 6.00%, 12/01/53		175,794	181,455
Freddie Mac Pool #SD4901 5.50%, 02/01/54		1,232,003	1,249,722
Freddie Mac Pool #SD5092 5.00%, 08/01/53		1,276,586	1,270,289
Freddie Mac Pool #SD5223 6.00%, 04/01/54		921,277	953,761
Freddie Mac Pool #SD6046 6.00%, 08/01/54		1,507,762	1,552,834
Freddie Mac Pool #SD6260 5.00%, 09/01/54		1,654,336	1,652,695
Freddie Mac Pool #SD6548 5.50%, 10/01/54		1,594,351	1,627,300
See Notes to Financial Statements.
42

BARROW HANLEY FUNDS
BARROW HANLEY TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
Freddie Mac Pool #SD8090 2.00%, 09/01/50		$719,701	$586,126
Freddie Mac Pool #SD8199 2.00%, 03/01/52		820,115	664,080
Freddie Mac Pool #SL1016 5.50%, 05/01/55		2,340,846	2,388,414
Ginnie Mae I Pool #723248 5.00%, 10/15/39		77,455	79,437
Ginnie Mae I Pool #783403 3.50%, 09/15/41		111,803	104,660
Ginnie Mae II Pool #CE1974 3.00%, 08/20/51		211,695	191,423
Ginnie Mae II Pool #MA4778 3.50%, 10/20/47		48,245	44,785
Ginnie Mae II Pool #MA4901 4.00%, 12/20/47		47,735	45,669
Ginnie Mae II Pool #MA4963 4.00%, 01/20/48		20,958	20,018
Ginnie Mae II Pool #MA6413 5.00%, 01/20/50		130,420	132,193
Ginnie Mae II Pool #MA6477 4.50%, 02/20/50		45,449	44,821
Ginnie Mae II Pool #MA6545 5.00%, 03/20/50		27,686	28,165
Ginnie Mae II Pool #MA6598 2.50%, 04/20/50		223,685	193,020
Ginnie Mae II Pool #MA7418 2.50%, 06/20/51		224,576	193,434
Ginnie Mae II Pool #MA7419 3.00%, 06/20/51		1,495,856	1,336,655
Ginnie Mae II Pool #MA7472 2.50%, 07/20/51		472,198	406,862
Ginnie Mae II Pool #MA7705 2.50%, 11/20/51		691,041	595,208
Ginnie Mae II Pool #MA7768 3.00%, 12/20/51		1,570,100	1,404,207
Ginnie Mae II Pool #MA7829 3.50%, 01/20/52		158,398	145,702
Ginnie Mae II Pool #MA7939 4.00%, 03/20/52		1,443,378	1,369,046
Ginnie Mae II Pool #MA7987 2.50%, 04/20/52		982,829	846,529
Ginnie Mae II Pool #MA8268 4.50%, 09/20/52		639,965	625,270
Ginnie Mae II Pool #MA8800 5.00%, 04/20/53		2,150,352	2,148,577
Ginnie Mae II Pool #MA8874 3.00%, 05/20/53		915,829	828,294
See Notes to Financial Statements.
43

BARROW HANLEY FUNDS
BARROW HANLEY TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Principal Amount	Value
Ginnie Mae II Pool #MA8943 3.00%, 06/20/53		$1,473,257	$1,317,563
Ginnie Mae II Pool #MB0091 5.00%, 12/20/54		1,390,679	1,384,873
Ginnie Mae II Pool #MB0366 5.50%, 05/20/55		341,222	344,024
Government National Mortgage Association, Series 2023-111 - Class PH 5.00%, 05/20/53		544,155	547,442
			72,063,027
TOTAL MORTGAGE-BACKED SECURITIES (Cost $73,993,017)			74,712,048
U.S. GOVERNMENT OBLIGATIONS	20.0%
U.S. Treasury Notes, 2.25%, 11/15/25		7,150,000	7,134,918
U.S. Treasury Notes, 0.25%, 10/31/25		7,345,000	7,321,787
U.S. Treasury Notes, 4.88%, 04/30/26		1,825,000	1,835,693
U.S. Treasury Bonds, 4.63%, 05/15/54		2,950,000	2,898,375
U.S. Treasury Bonds, 4.75%, 08/15/55		1,420,000	1,424,881
U.S. Treasury Notes, 4.25%, 08/15/35		9,085,000	9,158,816
U.S. Treasury Notes, 3.63%, 08/31/30		2,335,000	2,322,960
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $32,063,132)			32,097,430

	Percentage of Net Assets	Shares	Value
SHORT-TERM INVESTMENTS	0.9%
Northern Institutional Treasury Portfolio (Premier Class), 3.95%(f)		1,507,044	1,507,044
TOTAL SHORT-TERM INVESTMENTS (Cost $1,507,044)			1,507,044
TOTAL INVESTMENTS (Cost $158,411,768)	100.1%		160,311,872
NET OTHER ASSETS (LIABILITIES)	(0.1%)		(146,765)
NET ASSETS	100.0%		$160,165,107

(a)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2025, these securities had a total value of $16,282,359 or 10% of net assets.

(b)Variable or floating rate security. The rate presented is the rate in effect at September 30, 2025, and the related index and spread are shown parenthetically for each security.
(c)Perpetual bond. Maturity date represents next call date.
(d)Amount rounds to less than 0.05%.
(e)When-Issued Security. Coupon rate is not in effect at September 30, 2025.
(f)7-day current yield as of September 30, 2025 is disclosed.

Abbreviations:
SOFR – Secured Overnight Financing Rate
See Notes to Financial Statements.
44

BARROW HANLEY FUNDS
BARROW HANLEY TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

At September 30, 2025 the Barrow Hanley Total Return Bond Fund's investments were concentrated as follows:
Fixed Income Credit Ratings (Unaudited)	% of Net Assets
AAA	50.7%
AA	20.0
A+	0.1
A	3.3
A-	2.2
BBB+	3.6
BBB	10.6
BBB-	6.1
BB+	0.3
Cash equivalents	0.9
N/A	2.3
Total	100.1%
See Notes to Financial Statements.
45

BARROW HANLEY FUNDS
BARROW HANLEY US VALUE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	97.8%
Automotive	0.8%
Aptiv PLC(a)		10,333	$890,911
Banking	5.4%
Wells Fargo & Co.		25,327	2,122,909
Bank of America Corp.		49,644	2,561,134
Western Alliance Bancorp		12,658	1,097,702
			5,781,745
Beverages	1.2%
Keurig Dr. Pepper, Inc.		50,937	1,299,403
Biotechnology & Pharmaceuticals	3.7%
Merck & Co., Inc.		18,148	1,523,162
Sanofi S.A. - ADR		26,862	1,267,886
Elanco Animal Health, Inc.(a)		57,309	1,154,203
			3,945,251
Chemicals	4.0%
Air Products and Chemicals, Inc.		5,265	1,435,871
Axalta Coating Systems Ltd.(a)		45,008	1,288,129
DuPont de Nemours, Inc.		20,554	1,601,156
			4,325,156
Construction Materials	2.3%
Knife River Corp.(a)		11,372	874,166
CRH PLC		13,357	1,601,504
			2,475,670
Electric Utilities	8.1%
Entergy Corp.		20,863	1,944,223
CenterPoint Energy, Inc.		44,449	1,724,621
PG&E Corp.		105,135	1,585,436
Xcel Energy, Inc.		23,153	1,867,289
Pinnacle West Capital Corp.		17,180	1,540,359
			8,661,928
Electrical Equipment	6.4%
Littelfuse, Inc.		5,939	1,538,260
Johnson Controls International PLC		19,644	2,159,858
Fortive Corp.		15,968	782,272
BWX Technologies, Inc.		5,420	999,286
Vertiv Holdings Co. - Class A		7,770	1,172,182
Ralliant Corp.		5,322	232,731
			6,884,589
Engineering & Construction	4.8%
AECOM		14,305	1,866,373
TopBuild Corp.(a)		2,471	965,815
Everus Construction Group, Inc.(a)		27,544	2,361,898
			5,194,086
Entertainment Content	2.5%
Electronic Arts, Inc.		5,510	1,111,367
Warner Music Group Corp. - Class A		46,898	1,597,346
			2,708,713
See Notes to Financial Statements.
46

BARROW HANLEY FUNDS
BARROW HANLEY US VALUE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Shares	Value
Gas & Water Utilities	1.5%
MDU Resources Group, Inc.		89,249	$1,589,525
Health Care Facilities & Services	1.8%
UnitedHealth Group, Inc.		4,278	1,477,193
Elevance Health, Inc.		1,497	483,711
			1,960,904
Home Construction	1.4%
Lennar Corp. - Class A		11,454	1,443,662
Industrial Support Services	1.3%
WESCO International, Inc.		6,767	1,431,221
Institutional Financial Services	1.3%
Jefferies Financial Group, Inc.		20,836	1,363,091
Insurance	7.1%
Berkshire Hathaway, Inc. - Class B(a)		5,427	2,728,370
Willis Towers Watson PLC		5,026	1,736,232
American International Group, Inc.		12,562	986,619
Chubb Ltd.		4,270	1,205,208
Allstate (The) Corp.		4,511	968,286
			7,624,715
Internet Media & Services	2.9%
Alphabet, Inc. - Class C		12,965	3,157,626
Leisure Facilities & Services	6.4%
Wynn Resorts Ltd.		16,090	2,063,865
Carnival Corp.(a)		86,132	2,490,076
United Parks & Resorts, Inc.(a)		25,526	1,319,694
Las Vegas Sands Corp.		19,366	1,041,697
			6,915,332
Medical Equipment & Devices	3.0%
Medtronic PLC		19,342	1,842,132
Avantor, Inc.(a)		108,032	1,348,239
			3,190,371
Oil & Gas Supply Chain	7.4%
Exxon Mobil Corp.		21,448	2,418,262
Chevron Corp.		13,477	2,092,843
Phillips 66		11,527	1,567,903
Enbridge, Inc.		23,254	1,173,397
Permian Resources Corp.		56,678	725,478
			7,977,883
Real Estate Investment Trusts	5.8%
Mid-America Apartment Communities, Inc.		5,455	762,227
Prologis, Inc.		14,543	1,665,465
Public Storage		4,239	1,224,435
American Tower Corp.		5,866	1,128,149
VICI Properties, Inc.		45,003	1,467,548
			6,247,824
Semiconductors	4.5%
Microchip Technology, Inc.		22,375	1,436,922
See Notes to Financial Statements.
47

BARROW HANLEY FUNDS
BARROW HANLEY US VALUE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2025

	Percentage of Net Assets	Shares	Value
QUALCOMM, Inc.		9,663	$1,607,537
Entegris, Inc.		19,141	1,769,777
			4,814,236
Software	2.8%
Oracle Corp.		5,700	1,603,068
Nice Ltd. - ADR(a)		9,995	1,447,076
			3,050,144
Specialty Finance	6.1%
American Express Co.		5,322	1,767,756
Capital One Financial Corp.		8,644	1,837,541
Fidelity National Information Services, Inc.		21,730	1,432,876
SLM Corp.		53,591	1,483,399
			6,521,572
Technology Hardware	0.8%
Ciena Corp.(a)		5,519	803,953
Technology Services	2.4%
CACI International, Inc. - Class A(a)		3,051	1,521,778
Cognizant Technology Solutions Corp. - Class A		15,744	1,055,950
			2,577,728
Tobacco & Cannabis	1.4%
Philip Morris International, Inc.		9,508	1,542,198
Transportation & Logistics	0.7%
JB Hunt Transport Services, Inc.		5,214	699,562
TOTAL COMMON STOCKS (Cost $80,673,427)			105,078,999
MASTER LIMITED PARTNERSHIPS	0.6%
Oil & Gas Supply Chain	0.6%
Plains GP Holdings L.P. - Class A(a)		37,510	684,183
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $548,853)			684,183
SHORT-TERM INVESTMENTS	1.5%
Northern Institutional Treasury Portfolio (Premier Class), 3.95%(b)		1,602,923	1,602,923
TOTAL SHORT-TERM INVESTMENTS (Cost $1,602,923)			1,602,923
TOTAL INVESTMENTS (Cost $82,825,203)	99.9%		107,366,105
NET OTHER ASSETS (LIABILITIES)	0.1%		59,282
NET ASSETS	100.0%		$107,425,387

(a)Non-income producing security.
(b)7-day current yield as of September 30, 2025 is disclosed.

Abbreviations:
ADR – American Depositary Receipt
See Notes to Financial Statements.
48

BARROW HANLEY FUNDS
STATEMENTS OF ASSETS & LIABILITIES
September 30, 2025

	Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	Barrow Hanley Credit Opportunities Fund	Barrow Hanley Emerging Markets Value Fund
Assets:
Investments, at cost	$5,406,080	$85,876,194	$2,955,636
Investments, at value	6,681,669	87,082,526	3,518,622
Investments in affiliates, at cost	—	22,326,756	—
Investments in affiliates, at value	—	21,995,853	—
Foreign currencies (Cost:$2,360, $0 and $930, respectively)	2,351	—	930
Receivable for interest	—	1,365,127	—
Receivable for dividends	21,404	147,385	8,578
Reclaims receivable	22,337	—	2,500
Receivable for investments sold	3,928	—	1
Receivables for capital shares sold	—	12,340	—
Prepaid expenses	22,468	23,864	12,015
Total Assets	6,754,157	110,627,095	3,542,646
Liabilities:
Securities purchased payable	90,492	139,498	—
Payable for when-issued securities	—	1,725,000	—
Distributions payable to shareholders	—	71,473	—
Investment advisory fees payable	5,044	52,917	2,453
Accounting and Administration fees payable	9,773	25,547	22,826
Treasurer Service fees payable	108	1,702	59
Trustee fees payable	2	32	1
Foreign Tax Agent fees payable	10,586	103	11,154
Accrued Audit fees payable	19,212	25,059	19,026
Accrued expenses and other payables	1,648	5,783	1,394
Total Liabilities	136,865	2,047,114	56,913
Net Assets	$6,617,292	$108,579,981	$3,485,733
Net Assets:
Paid in capital	$7,289,559	$114,183,084	$3,049,118
Distributable earnings (loss)	(672,267)	(5,603,103)	436,615
Net Assets	$6,617,292	$108,579,981	$3,485,733
Net Assets:
Institutional Shares	$6,617,292	$108,579,981	$3,485,733
Share of Common Stock Outstanding:
Institutional Shares	617,145	11,145,974	309,570
Net Asset Value per Share:
Institutional Shares	$10.72	$9.74	$11.26
See Notes to Financial Statements.
49

BARROW HANLEY FUNDS
STATEMENTS OF ASSETS & LIABILITIES
September 30, 2025

	Barrow Hanley Floating Rate Fund	Barrow Hanley International Value Fund	Barrow Hanley Total Return Bond Fund
Assets:
Investments, at cost	$124,187,979	$12,020,598	$158,411,768
Investments, at value	122,642,526	14,492,139	160,311,872
Cash	—	—	1
Foreign currencies (Cost:$0, $176 and $0, respectively)	—	176	—
Receivable for interest	1,228,866	—	1,109,698
Receivable for dividends	16,720	23,298	4,894
Reclaims receivable	—	331,036	—
Receivable for investments sold	932,255	8,352	123,437
Prepaid expenses	27,074	9,558	42,314
Total Assets	124,847,441	14,864,559	161,592,216
Liabilities:
Cash overdraft	737,878	—	—
Securities purchased payable	4,657,841	27,076	723,748
Payable for when-issued securities	825,000	—	573,563
Capital shares redeemed payable	2,383	—	—
Distributions payable to shareholders	97,738	—	—
Unfunded loan commitments	49,973	—	—
Investment advisory fees payable	43,417	7,889	50,063
Accounting and Administration fees payable	27,498	16,885	38,570
Treasurer Service fees payable	1,849	225	2,827
Trustee fees payable	35	4	53
Foreign Tax Agent fees payable	103	1,834	—
Accrued Audit fees payable	35,600	19,659	29,207
Accrued expenses and other payables	6,146	933	9,078
Total Liabilities	6,485,461	74,505	1,427,109
Net Assets	$118,361,980	$14,790,054	$160,165,107
Net Assets:
Paid in capital	$120,365,868	$12,268,283	$157,675,917
Distributable earnings (loss)	(2,003,888)	2,521,771	2,489,190
Net Assets	$118,361,980	$14,790,054	$160,165,107
Net Assets:
Institutional Shares	$118,361,980	$14,790,054	$160,165,107
Share of Common Stock Outstanding:
Institutional Shares	12,200,840	1,210,334	17,134,956
Net Asset Value per Share:
Institutional Shares	$9.70	$12.22	$9.35
See Notes to Financial Statements.
50

BARROW HANLEY FUNDS
STATEMENTS OF ASSETS & LIABILITIES
September 30, 2025

Barrow Hanley US Value Opportunities Fund
Assets:
Investments, at cost	$82,825,203
Investments, at value	107,366,105
Receivable for dividends	116,702
Reclaims receivable	23,340
Prepaid expenses	24,795
Total Assets	107,530,942
Liabilities:
Investment advisory fees payable	48,073
Accounting and Administration fees payable	24,949
Treasurer Service fees payable	1,663
Trustee fees payable	31
Foreign Tax Agent fees payable	387
Accrued Audit fees payable	24,936
Accrued expenses and other payables	5,516
Total Liabilities	105,555
Net Assets	$107,425,387
Net Assets:
Paid in capital	$72,254,413
Distributable earnings (loss)	35,170,974
Net Assets	$107,425,387
Net Assets:
Institutional Shares	$107,425,387
Share of Common Stock Outstanding:
Institutional Shares	8,450,196
Net Asset Value per Share:
Institutional Shares	$12.71
See Notes to Financial Statements.
51

BARROW HANLEY FUNDS
STATEMENTS OF OPERATIONS
For the year ended September 30, 2025

	Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	Barrow Hanley Credit Opportunities Fund
Investment Income:
Dividend income	$311,383	$84,711
Interest income	—	5,711,037
Interest income from affiliates	—	1,687,098
Less: Foreign Taxes Withheld	(21,869)	—
Total investment income	289,514	7,482,846
Operating expenses:
Investment Advisory Fees	127,318	573,575
Administration Fees	14,114	35,489
Trustees' Fees	1,576	11,015
Compliance Fees	792	5,824
Registration & Filing Fees	13,960	14,215
Custodian Fees	18,357	4,414
Treasurer Service Fees	541	3,052
Audit Fees	26,020	38,314
Transfer Agent Fees	2,104	15,474
Legal Fees	37,542	39,209
Printing Fees	3,128	13,352
Interest Expense	10,090	—
Brokerage and Trade Cost Analysis Fees	1,933	771
Foreign Tax Agent Fees	7,007	386
Other Expenses	3,893	12,014
Total expenses	268,375	767,104
Less:
Expenses reduced by investment advisor	(115,907)	(154,729)
Net expenses	152,468	612,375
Net investment income	137,046	6,870,471
Realized and Unrealized Gains (Losses) from Investment Activities:
Net realized gains (losses) from investment transactions	(1,607,237)	360,540
Net realized losses from Affiliated Investments	—	(10,834)
Net realized losses from foreign currency transactions	(32,141)	—
Change in unrealized appreciation (depreciation) on investments	535,298	626,429
Change in unrealized appreciation (depreciation) on investments in affiliated securities	—	(156,480)
Change in unrealized appreciation (depreciation) on foreign capital gains tax	24,372	—
Change in unrealized appreciation (depreciation) on foreign currency	2,217	—
Net realized and unrealized gains (losses) from investment activities	(1,077,491)	819,655
Change in Net Assets Resulting from Operations	$(940,445)	$7,690,126
See Notes to Financial Statements.
52

BARROW HANLEY FUNDS
STATEMENTS OF OPERATIONS
For the year ended September 30, 2025

	Barrow Hanley Emerging Markets Value Fund	Barrow Hanley Floating Rate Fund
Investment Income:
Dividend income	$114,556	$183,339
Interest income	—	9,101,911
Less: Foreign Taxes Withheld	(11,288)	—
Total investment income	103,268	9,285,250
Operating expenses:
Investment Advisory Fees	26,618	480,775
Administration Fees	11,753	39,111
Trustees' Fees	342	12,289
Compliance Fees	195	6,454
Registration & Filing Fees	18,531	14,555
Custodian Fees	28,304	4,682
Treasurer Service Fees	98	3,414
Audit Fees	22,701	61,772
Transfer Agent Fees	494	17,253
Legal Fees	1,845	48,787
Printing Fees	2,865	13,230
Interest Expense	94	—
Brokerage and Trade Cost Analysis Fees	2,121	1,050
Foreign Tax Agent Fees	7,649	410
Other Expenses	1,914	18,741
Total expenses	125,524	722,523
Less:
Expenses reduced by investment advisor	(95,528)	(93,813)
Net expenses	29,996	628,710
Net investment income	73,272	8,656,540
Realized and Unrealized Gains (Losses) from Investment Activities:
Net realized gains (losses) from investment transactions	(104,469)	574,953
Net realized losses from foreign currency transactions	(1,985)	—
Change in unrealized appreciation (depreciation) on investments	584,104	(1,338,048)
Change in unrealized appreciation (depreciation) on foreign capital gains tax	3,100	—
Change in unrealized appreciation (depreciation) on foreign currency	347	—
Net realized and unrealized gains (losses) from investment activities	481,097	(763,095)
Change in Net Assets Resulting from Operations	$554,369	$7,893,445
See Notes to Financial Statements.
53

BARROW HANLEY FUNDS
STATEMENTS OF OPERATIONS
For the year ended September 30, 2025

	Barrow Hanley International Value Fund	Barrow Hanley Total Return Bond Fund
Investment Income:
Dividend income	$826,942	$51,950
Interest income	—	9,221,353
Less: Foreign Taxes Withheld	(111,101)	—
Total investment income	715,841	9,273,303
Operating expenses:
Investment Advisory Fees	171,346	610,477
Administration Fees	16,801	53,156
Trustees' Fees	3,056	20,132
Compliance Fees	1,489	10,568
Registration & Filing Fees	18,859	14,477
Custodian Fees	27,292	7,098
Treasurer Service Fees	1,011	5,714
Audit Fees	28,489	50,528
Transfer Agent Fees	3,974	28,196
Legal Fees	17,524	62,231
Printing Fees	4,596	19,183
Interest Expense	17,661	220
Brokerage and Trade Cost Analysis Fees	3,539	3,115
Foreign Tax Agent Fees	3,968	341
Other Expenses	6,132	20,937
Total expenses	325,737	906,373
Less:
Expenses reduced by investment advisor	(88,873)	(297,298)
Net expenses	236,864	609,075
Net investment income	478,977	8,664,228
Realized and Unrealized Gains (Losses) from Investment Activities:
Net realized gains from investment transactions	912,112	181,604
Net realized gains from foreign currency transactions	22,717	—
Change in unrealized appreciation (depreciation) on investments	(1,979,198)	(2,648,568)
Change in unrealized appreciation (depreciation) on foreign currency	10,804	—
Net realized and unrealized losses from investment activities	(1,033,565)	(2,466,964)
Change in Net Assets Resulting from Operations	$(554,588)	$6,197,264
See Notes to Financial Statements.
54

BARROW HANLEY FUNDS
STATEMENTS OF OPERATIONS
For the year ended September 30, 2025

Barrow Hanley US Value Opportunities Fund
Investment Income:
Dividend income	$1,969,475
Less: Foreign Taxes Withheld	(27,329)
Total investment income	1,942,146
Operating expenses:
Investment Advisory Fees	568,233
Administration Fees	34,132
Trustees' Fees	11,883
Compliance Fees	6,227
Registration & Filing Fees	14,477
Custodian Fees	8,494
Treasurer Service Fees	3,383
Audit Fees	37,236
Transfer Agent Fees	16,593
Legal Fees	66,282
Printing Fees	14,248
Brokerage and Trade Cost Analysis Fees	2,058
Foreign Tax Agent Fees	981
Other Expenses	13,155
Total expenses	797,382
Less:
Expenses reduced by investment advisor	(76,196)
Net expenses	721,186
Net investment income	1,220,960
Realized and Unrealized Gains (Losses) from Investment Activities:
Net realized gains from investment transactions	13,605,329
Net realized gains from foreign currency transactions	21
Change in unrealized appreciation (depreciation) on investments	(4,950,713)
Change in unrealized appreciation (depreciation) on foreign currency	(7)
Net realized and unrealized gains from investment activities	8,654,630
Change in Net Assets Resulting from Operations	$9,875,590
See Notes to Financial Statements.
55

BARROW HANLEY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the year ended September 30, 2025, period ended September 30, 2024 and for the year ended October 31, 2023

	Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund			Barrow Hanley Credit Opportunities Fund
	2025	2024(a)	2023(b)	2025	2024(a)	2023(b)
Increase (decrease) in net assets:
Operations:
Net investment income	$137,046	$744,330	$717,186	$6,870,471	$6,693,732	$6,847,944
Net realized gains (losses) from investments and foreign currency transactions	(1,639,378)	2,874,894	760,783	349,706	(2,319,465)	(1,121,362)
Change in unrealized appreciation (depreciation) on investments and foreign currency	561,887	2,497,891	(905,299)	469,949	9,956,217	1,688,443
Change in net assets resulting from operations	(940,445)	6,117,115	572,670	7,690,126	14,330,484	7,415,025
Dividends paid to shareholders:
From distributable earnings:
Institutional Shares	(3,709,694)	(1,347,558)	(170,927)	(6,724,349)	(7,420,054)	(7,734,787)
Total dividends paid to shareholders	(3,709,694)	(1,347,558)	(170,927)	(6,724,349)	(7,420,054)	(7,734,787)
Net Capital Transactions:
Institutional Shares	(22,688,685)	1,076,960	22,544,412	16,979,547	(11,053,721)	(2,204,366)
Change in net assets from capital transactions	(22,688,685)	1,076,960	22,544,412	16,979,547	(11,053,721)	(2,204,366)
Change in net assets	(27,338,824)	5,846,517	22,946,155	17,945,324	(4,143,291)	(2,524,128)
Net assets:
Beginning of year/period	33,956,116	28,109,599	5,163,444	90,634,657	94,777,948	97,302,076
End of year/period	$6,617,292	$33,956,116	$28,109,599	$108,579,981	$90,634,657	$94,777,948

(a)	For the period from November 1, 2023 to September 30, 2024.
(b)	For the Fund's prior fiscal year ended October 31, 2023.
See Notes to Financial Statements.
56

BARROW HANLEY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the year ended September 30, 2025, period ended September 30, 2024 and for the year ended October 31, 2023

	Barrow Hanley Emerging Markets Value Fund			Barrow Hanley Floating Rate Fund
	2025	2024(a)	2023(b)	2025	2024(a)	2023(b)
Increase (decrease) in net assets:
Operations:
Net investment income	$73,272	$77,991	$75,170	$8,656,540	$8,900,133	$9,772,326
Net realized gains (losses) from investments and foreign currency transactions	(106,454)	206,967	46,424	574,953	(217,045)	(2,050,705)
Change in unrealized appreciation (depreciation) on investments and foreign currency	587,551	201,674	91,639	(1,338,048)	1,992,123	4,737,025
Change in net assets resulting from operations	554,369	486,632	213,233	7,893,445	10,675,211	12,458,646
Dividends paid to shareholders:
From distributable earnings:
Institutional Shares	(358,525)	(64,407)	(65,461)	(8,595,205)	(9,510,641)	(9,385,204)
Y Shares(c)	—	(2,095)	(2,520)	—	—	—
Total dividends paid to shareholders	(358,525)	(66,502)	(67,981)	(8,595,205)	(9,510,641)	(9,385,204)
Net Capital Transactions:
Institutional Shares	(37,587)	363,671	355,351	16,908,066	(3,496,994)	(7,741,483)
Y Shares(c)	—	(98,025)	1	—	—	—
Change in net assets from capital transactions	(37,587)	265,646	355,352	16,908,066	(3,496,994)	(7,741,483)
Change in net assets	158,257	685,776	500,604	16,206,306	(2,332,424)	(4,668,041)
Net assets:
Beginning of year/period	3,327,476	2,641,700	2,141,096	102,155,674	104,488,098	109,156,139
End of year/period	$3,485,733	$3,327,476	$2,641,700	$118,361,980	$102,155,674	$104,488,098

(a)	For the period from November 1, 2023 to September 30, 2024.
(b)	For the Fund's prior fiscal year ended October 31, 2023.
(c)	During the period September 30, 2024, share class “Y” transitioned to “Institutional” shares.
See Notes to Financial Statements.
57

BARROW HANLEY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the year ended September 30, 2025, period ended September 30, 2024 and for the year ended October 31, 2023

	Barrow Hanley International Value Fund			Barrow Hanley Total Return Bond Fund
	2025	2024(a)	2023(b)	2025	2024(a)	2023(b)
Increase (decrease) in net assets:
Operations:
Net investment income	$478,977	$1,669,762	$1,717,856	$8,664,228	$7,534,462	$2,670,351
Net realized gains (losses) from investments and foreign currency transactions	934,829	1,500,764	664,504	181,604	4,005,896	(2,067,287)
Change in unrealized appreciation (depreciation) on investments and foreign currency	(1,968,394)	8,106,770	(3,317,738)	(2,648,568)	10,771,019	(1,971,182)
Change in net assets resulting from operations	(554,588)	11,277,296	(935,378)	6,197,264	22,311,377	(1,368,118)
Dividends paid to shareholders:
From distributable earnings:
Institutional Shares	(3,538,240)	(2,222,424)	(178,254)	(10,811,405)	(7,292,884)	(2,264,393)
Y Shares(c)	—	(3,583)	(1,193)	—	—	—
Total dividends paid to shareholders	(3,538,240)	(2,226,007)	(179,447)	(10,811,405)	(7,292,884)	(2,264,393)
Net Capital Transactions:
Institutional Shares	(44,556,060)	(7,091,800)	56,679,818	(11,976,499)	2,886,771	121,496,973
Y Shares(c)	—	(108,928)	—	—	—	—
Change in net assets from capital transactions	(44,556,060)	(7,200,728)	56,679,818	(11,976,499)	2,886,771	121,496,973
Change in net assets	(48,648,888)	1,850,561	55,564,993	(16,590,640)	17,905,264	117,864,462
Net assets:
Beginning of year/period	63,438,942	61,588,381	6,023,388	176,755,747	158,850,483	40,986,021
End of year/period	$14,790,054	$63,438,942	$61,588,381	$160,165,107	$176,755,747	$158,850,483

(a)	For the period from November 1, 2023 to September 30, 2024.
(b)	For the Fund's prior fiscal year ended October 31, 2023.
(c)	During the period September 30, 2024, share class “Y” transitioned to “Institutional” shares.
See Notes to Financial Statements.
58

BARROW HANLEY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the year ended September 30, 2025, period ended September 30, 2024 and for the year ended October 31, 2023

	Barrow Hanley US Value Opportunities Fund
	2025	2024(a)	2023(b)
Increase (decrease) in net assets:
Operations:
Net investment income	$1,220,960	$1,283,697	$1,207,244
Net realized gains (losses) from investments and foreign currency transactions	13,605,350	9,255,175	(82,477)
Change in unrealized appreciation (depreciation) on investments and foreign currency	(4,950,720)	19,034,251	1,397,486
Change in net assets resulting from operations	9,875,590	29,573,123	2,522,253
Dividends paid to shareholders:
From distributable earnings:
Institutional Shares	(11,789,735)	(1,190,228)	(1,397,879)
Total dividends paid to shareholders	(11,789,735)	(1,190,228)	(1,397,879)
Net Capital Transactions:
Institutional Shares	1,296,241	(3,172,928)	(22,597,269)
Change in net assets from capital transactions	1,296,241	(3,172,928)	(22,597,269)
Change in net assets	(617,904)	25,209,967	(21,472,895)
Net assets:
Beginning of year/period	108,043,291	82,833,324	104,306,219
End of year/period	$107,425,387	$108,043,291	$82,833,324

(a)	For the period from November 1, 2023 to September 30, 2024.
(b)	For the Fund's prior fiscal year ended October 31, 2023.
See Notes to Financial Statements.
59

BARROW HANLEY FUNDS
FINANCIAL HIGHLIGHTS
For the periods indicated

	Institutional Shares
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	Year Ended September 30, 2025	Period Ended September 30, 2024(a)	Year Ended October 31, 2023	Period Ended October 31, 2022(b)
Net asset value, beginning of year/period	$10.25	$8.83	$7.97	$10.00
Income (loss) from investment operations:
Net investment income(c)	0.09	0.23	0.25	0.19
Net realized and unrealized gains (losses) from investments and foreign currency	1.51	1.61	0.68	(2.22)
Total from investment operations	1.60	1.84	0.93	(2.03)
Less distributions paid:
From net investment income	(0.23)	(0.22)	(0.07)	—
From net realized gains	(0.90)	(0.20)	—	—
Total distributions paid	(1.13)	(0.42)	(0.07)	—
Change in net asset value	0.47	1.42	0.86	(2.03)
Net asset value, end of year/period	$10.72	$10.25	$8.83	$7.97
Total return	18.49%	21.32%(d)	11.58%	(20.30%)(d)
Ratios/Supplemental data:
Net assets, end of year/period (000's)	$6,617	$33,956	$28,110	$5,163
Ratio of net expenses to average net assets	1.11%(e)	1.07%(f)	1.05%	1.05%(f)
Ratio of net investment income to average net assets	1.00%(e)	2.73%(f)	2.68%	3.76%(f)
Ratio of gross expenses to average net assets	1.96%(e)	1.50%(f)	1.73%	4.62%(f)
Portfolio turnover rate	54.05%	76.11%(d)	63.00%	59.00%(d)

(a)	For the period from November 1, 2023 to September 30, 2024.
(b)	For the period from April 12, 2022 to October 31, 2022.
(c)	Net investment income (loss) for the year or period ended was calculated using the average shares outstanding method.
(d)	Not annualized for periods less than one year.
(e)
Ratios include Interest Expense of $10,090 for the year ended September 30, 2025. Expense ratios would have been lower by 0.07% and Net investment income ratio would have been higher by 0.07% excluding this expense.

(f)	Annualized for periods less than one year.
See Notes to Financial Statements.
60

BARROW HANLEY FUNDS
FINANCIAL HIGHLIGHTS
For the periods indicated

	Institutional Shares
Barrow Hanley Credit Opportunities Fund	Year Ended September 30, 2025	Period Ended September 30, 2024(a)	Year Ended October 31, 2023	Period Ended October 31, 2022(b)
Net asset value, beginning of year/period	$9.66	$8.99	$9.04	$10.00
Income (loss) from investment operations:
Net investment income(c)	0.69	0.75	0.63	0.33
Net realized and unrealized gains (losses) from investments and foreign currency	0.08	0.73	0.04	(1.00)
Total from investment operations	0.77	1.48	0.67	(0.67)
Less distributions paid:
From net investment income	(0.69)	(0.81)	(0.72)	(0.29)
Total distributions paid	(0.69)	(0.81)	(0.72)	(0.29)
Change in net asset value	0.08	0.67	(0.05)	(0.96)
Net asset value, end of year/period	$9.74	$9.66	$8.99	$9.04
Total return	8.23%	16.94%(d), (e)	7.49%	(6.63%)(d)
Ratios/Supplemental data:
Net assets, end of year/period (000's)	$108,580	$90,635	$94,778	$97,302
Ratio of net expenses to average net assets	0.64%	0.33%(f), (g)	0.78%	0.78%(f)
Ratio of net investment income to average net assets	7.19%	8.18%(f)	6.82%	6.19%(f)
Ratio of gross expenses to average net assets	0.80%	0.95%(f)	1.08%	1.11%(f)
Portfolio turnover rate	34.25%	33.39%(d)	24.00%	29.00%(d)

(a)	For the period from November 1, 2023 to September 30, 2024.
(b)	For the period from April 12, 2022 to October 31, 2022.
(c)	Net investment income (loss) for the year or period ended was calculated using the average shares outstanding method.
(d)	Not annualized for periods less than one year.
(e)	The prior Adviser reimbursed the Fund $249,281 during the period in connection with a prior year expense overpayment. Without the reimbursement, the total return would have been 16.58%.
(f)	Annualized for periods less than one year.
(g)	The prior Adviser reimbursed the Fund $249,281 during the period in connection with a prior year expense overpayment. Without the reimbursement, the net expense ratio would have been 0.64%.
See Notes to Financial Statements.
61

BARROW HANLEY FUNDS
FINANCIAL HIGHLIGHTS
For the periods indicated

	Institutional Shares
Barrow Hanley Emerging Markets Value Fund	Year Ended September 30, 2025	Period Ended September 30, 2024(a)	Year Ended October 31, 2023	Period Ended October 31, 2022(b)
Net asset value, beginning of year/period	$10.54	$9.15	$8.47	$10.00
Income (loss) from investment operations:
Net investment income(c)	0.23	0.25	0.27	0.29
Net realized and unrealized gains (losses) from investments and foreign currency	1.62	1.35	0.68	(1.82)
Total from investment operations	1.85	1.60	0.95	(1.53)
Less distributions paid:
From net investment income	(0.25)	(0.21)	(0.27)	—
From net realized gains	(0.88)	—	—	—
Total distributions paid	(1.13)	(0.21)	(0.27)	—
Change in net asset value	0.72	1.39	0.68	(1.53)
Net asset value, end of year/period	$11.26	$10.54	$9.15	$8.47
Total return	20.55%	17.63%(d)	11.10%	(15.30%)(d)
Ratios/Supplemental data:
Net assets, end of year/period (000's)	$3,486	$3,327	$2,550	$2,056
Ratio of net expenses to average net assets	0.98%	1.01%(e)	0.99%	0.99%(e)
Ratio of net investment income to average net assets	2.40%	2.88%(e)	2.83%	3.55%(e)
Ratio of gross expenses to average net assets	4.11%	5.90%(e)	6.64%	14.67%(e)
Portfolio turnover rate	42.77%	85.34%(d)	50.00%	40.00%(d)

(a)	For the period from November 1, 2023 to September 30, 2024.
(b)	For the period from December 29, 2021 to October 31, 2022.
(c)	Net investment income (loss) for the year or period ended was calculated using the average shares outstanding method.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
See Notes to Financial Statements.
62

BARROW HANLEY FUNDS
FINANCIAL HIGHLIGHTS
For the periods indicated

	Institutional Shares
Barrow Hanley Floating Rate Fund	Year Ended September 30, 2025	Period Ended September 30, 2024(a)	Year Ended October 31, 2023	Period Ended October 31, 2022(b)
Net asset value, beginning of year/period	$9.78	$9.68	$9.45	$10.00
Income (loss) from investment operations:
Net investment income(c)	0.79	0.88	0.89	0.33
Net realized and unrealized gains (losses) from investments and foreign currency	(0.08)	0.17	0.23	(0.61)
Total from investment operations	0.71	1.05	1.12	(0.28)
Less distributions paid:
From net investment income	(0.79)	(0.95)	(0.89)	(0.27)
Total distributions paid	(0.79)	(0.95)	(0.89)	(0.27)
Change in net asset value	(0.08)	0.10	0.23	(0.55)
Net asset value, end of year/period	$9.70	$9.78	$9.68	$9.45
Total return	7.55%	11.17%(d)	12.32%	(2.81%)(d)
Ratios/Supplemental data:
Net assets, end of year/period (000's)	$118,362	$102,156	$104,488	$109,156
Ratio of net expenses to average net assets	0.59%	0.60%(e)	0.60%	0.60%(e)
Ratio of net investment income to average net assets	8.13%	9.76%(e)	9.20%	6.10%(e)
Ratio of gross expenses to average net assets	0.68%	0.79%(e)	1.01%	1.02%(e)
Portfolio turnover rate	78.17%	43.39%(d)	35.00%	9.00%(d)

(a)	For the period from November 1, 2023 to September 30, 2024.
(b)	For the period from April 12, 2022 to October 31, 2022.
(c)	Net investment income (loss) for the year or period ended was calculated using the average shares outstanding method.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
See Notes to Financial Statements.
63

BARROW HANLEY FUNDS
FINANCIAL HIGHLIGHTS
For the periods indicated

	Institutional Shares
Barrow Hanley International Value Fund	Year Ended September 30, 2025	Period Ended September 30, 2024(a)	Year Ended October 31, 2023	Period Ended October 31, 2022(b)
Net asset value, beginning of year/period	$11.57	$9.93	$8.78	$10.00
Income (loss) from investment operations:
Net investment income(c)	0.20	0.29	0.39	0.23
Net realized and unrealized gains (losses) from investments and foreign currency	1.50	1.71	0.90	(1.45)
Total from investment operations	1.70	2.00	1.29	(1.22)
Less distributions paid:
From net investment income	(0.48)	(0.29)	(0.14)	—
From net realized gains	(0.57)	(0.07)	—	—
Total distributions paid	(1.05)	(0.36)	(0.14)	—
Change in net asset value	0.65	1.64	1.15	(1.22)
Net asset value, end of year/period	$12.22	$11.57	$9.93	$8.78
Total return	16.89%	20.37%(d)	14.72%	(12.20%)(d)
Ratios/Supplemental data:
Net assets, end of year/period (000's)	$14,790	$63,439	$61,489	$5,935
Ratio of net expenses to average net assets	0.92%(e)	0.86%(f)	0.86%	0.86%(f)
Ratio of net investment income to average net assets	1.86%(e)	2.91%(f)	3.74%	2.89%(f)
Ratio of gross expenses to average net assets	1.26%(e)	1.15%(f)	1.23%	5.16%(f)
Portfolio turnover rate	41.08%	57.63%(d)	57.00%	105.00%(d)

(a)	For the period from November 1, 2023 to September 30, 2024.
(b)	For the period from December 29, 2021 to October 31, 2022.
(c)	Net investment income (loss) for the year or period ended was calculated using the average shares outstanding method.
(d)	Not annualized for periods less than one year.
(e)
Ratios include Interest Expense of $17,661 for the year ended September 30, 2025. Expense ratios would have been lower by 0.07% and Net investment income ratio would have been higher by 0.07% excluding this expense.

(f)	Annualized for periods less than one year.
See Notes to Financial Statements.
64

BARROW HANLEY FUNDS
FINANCIAL HIGHLIGHTS
For the periods indicated

	Institutional Shares
Barrow Hanley Total Return Bond Fund	Year Ended September 30, 2025	Period Ended September 30, 2024(a)	Year Ended October 31, 2023	Period Ended October 31, 2022(b)
Net asset value, beginning of year/period	$9.61	$8.79	$9.03	$10.00
Income (loss) from investment operations:
Net investment income(c)	0.46	0.43	0.39	0.17
Net realized and unrealized gains (losses) from investments and foreign currency	(0.15)	0.81	(0.33)	(1.00)
Total from investment operations	0.31	1.24	0.06	(0.83)
Less distributions paid:
From net investment income	(0.45)	(0.42)	(0.30)	(0.14)
From net realized gains	(0.12)	—	—	—
Total distributions paid	(0.57)	(0.42)	(0.30)	(0.14)
Change in net asset value	(0.26)	0.82	(0.24)	(0.97)
Net asset value, end of year/period	$9.35	$9.61	$8.79	$9.03
Total return	3.51%	14.25%(d)	0.49%	(8.38%)(d)
Ratios/Supplemental data:
Net assets, end of year/period (000's)	$160,165	$176,756	$158,850	$40,986
Ratio of net expenses to average net assets	0.35%	0.35%(e)	0.35%	0.35%(e)
Ratio of net investment income to average net assets	4.98%	5.01%(e)	4.15%	3.13%(e)
Ratio of gross expenses to average net assets	0.52%	0.65%(e)	0.90%	1.16%(e)
Portfolio turnover rate	72.25%	131.01%(d)	125.00%	20.00%(d)

(a)	For the period from November 1, 2023 to September 30, 2024.
(b)	For the period from April 12, 2022 to October 31, 2022.
(c)	Net investment income (loss) for the year or period ended was calculated using the average shares outstanding method.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
See Notes to Financial Statements.
65

BARROW HANLEY FUNDS
FINANCIAL HIGHLIGHTS
For the periods indicated

	Institutional Shares
Barrow Hanley US Value Opportunities Fund	Year Ended September 30, 2025	Period Ended September 30, 2024(a)	Year Ended October 31, 2023	Period Ended October 31, 2022(b)
Net asset value, beginning of year/period	$12.96	$9.59	$9.53	$10.00
Income (loss) from investment operations:
Net investment income(c)	0.14	0.15	0.13	0.07
Net realized and unrealized gains (losses) from investments and foreign currency	1.04	3.36	0.07	(0.54)
Total from investment operations	1.18	3.51	0.20	(0.47)
Less distributions paid:
From net investment income	(0.16)	(0.14)	(0.10)	—
From net realized gains	(1.27)	—	(0.04)	—
Total distributions paid	(1.43)	(0.14)	(0.14)	—
Change in net asset value	(0.25)	3.37	0.06	(0.47)
Net asset value, end of year/period	$12.71	$12.96	$9.59	$9.53
Total return	9.73%	36.92%(d)	2.03%	(4.70%)(d)
Ratios/Supplemental data:
Net assets, end of year/period (000's)	$107,425	$108,043	$82,833	$104,306
Ratio of net expenses to average net assets	0.70%	0.71%(e)	0.71%	0.71%(e)
Ratio of net investment income to average net assets	1.19%	1.46%(e)	1.31%	1.28%(e)
Ratio of gross expenses to average net assets	0.77%	0.87%(e)	0.95%	0.99%(e)
Portfolio turnover rate	50.95%	31.90%(d)	30.00%	47.00%(d)

(a)	For the period from November 1, 2023 to September 30, 2024.
(b)	For the period from April 12, 2022 to October 31, 2022.
(c)	Net investment income (loss) for the year or period ended was calculated using the average shares outstanding method.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
See Notes to Financial Statements.
66

BARROW HANLEY FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

Perpetual Americas Funds Trust (the “Trust”) is a Massachusetts business trust operating under a Second Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”). The Trust is an open-end registered investment company (as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08), the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services - Investment Companies”. The Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund, Barrow Hanley Credit Opportunities Fund, Barrow Hanley Floating Rate Fund, Barrow Hanley Total Return Bond Fund, Barrow Hanley US Value Opportunities Fund, Barrow Hanley Emerging Markets Value Fund, and Barrow Hanley International Value Fund (each, a “Fund” and collectively, the “Funds”) are each a diversified fund, a series of the Trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a management investment company. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest in separate series of the Trust. Each Fund is authorized to issue up to four classes of shares as follows: Advisor, Investor, Institutional and Class Z shares. Each class of shares is distinguished by the class-specific shareholder servicing and distribution (Rule 12b-1) fees and/or sub-transfer agency fees incurred, as applicable. As of September 30, 2025, the following classes of shares were in operation:
Fund	Commencement Date	Investment Objective
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	Institutional Shares: April 12, 2022	to seek long term capital appreciation and consistent income from dividends
Barrow Hanley Credit Opportunities Fund	Institutional Shares: April 12, 2022	to seek to maximize total return, consistent with preservation of capital
Barrow Hanley Emerging Markets Value Fund	Institutional Shares: December 29, 2021	to seek long term capital appreciation and consistent income from dividends
Barrow Hanley Floating Rate Fund	Institutional Shares: April 12, 2022	to seek to maximize total return, consistent with preservation of capital
Barrow Hanley International Value Fund	Institutional Shares: December 29, 2021	to seek to obtain higher returns compared to the MSCI EAFE Value Index
Barrow Hanley Total Return Bond Fund	Institutional Shares: April 12, 2022	to seek to provide maximum long-term total return
Barrow Hanley US Value Opportunites Fund	Institutional Shares: April 12, 2022	to seek to outperform the Fund's benchmark over a full market cycle, typically five to seven years
Prior to August 18, 2024, the Funds were each a series of The Advisors’ Inner Circle Fund III (“AIC”) (each a “Predecessor Fund” and collectively, the “Predecessor Funds”). On August 18, 2024, the Predecessor Funds were reorganized into the Trust as noted below, pursuant to a Plan of Reorganization approved by the AIC's Board of Trustees on May 13, 2024 and by the Predecessor Funds' shareholders at a special meeting held on August 5, 2024 (the “Reorganizations”).
The Advisors' Inner Circle Fund III	Perpetual Americas Funds Trust
Barrow Hanley Concentrated Emerging Markets ESG Opportunities	Barrow Hanley Concentrated Emerging Markets ESG Opportunities
Barrow Hanley Credit Opportunities Fund	Barrow Hanley Credit Opportunities Fund
Barrow Hanley Floating Rate Fund	Barrow Hanley Floating Rate Fund
Barrow Hanley Total Return Bond Fund	Barrow Hanley Total Return Bond Fund
Barrow Hanley US Value Opportunities Fund	Barrow Hanley US Value Opportunities Fund
Barrow Hanley Emerging Markets Value Fund	Barrow Hanley Emerging Markets Value Fund
Barrow Hanley International Value Fund	Barrow Hanley International Value Fund
67

BARROW HANLEY FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

A. Significant accounting policies related to investments are as follows:
INVESTMENT VALUATION
Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:
• Level 1 — quoted prices in active markets for identical assets
• Level 2 — other significant observable inputs (including adjustments made to quoted prices of a security, quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.
Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 p.m. Eastern Time, each business day on which the share price of the Funds are calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in closed-end investment companies are valued at the last quoted sales prices or official closing prices taken from the primary market, or composite in which each security trades. Investments in other open-end registered investment companies, including money market funds, are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.
Debt and other fixed income securities, if any, are generally valued at an evaluated price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques, which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.
The Trustees have designated JOHCM (USA) Inc d/b/a Perpetual Americas Funds Services (the “Adviser” or “PAFS”), investment adviser to the Funds, as the Funds’ Valuation Designee with responsibility for establishing fair value, in accordance with the Trust’s valuation policy, when the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service did not provide a price, a furnished price was in error, certain stale prices, or an event occurred that materially affected the furnished price). In addition, fair value pricing may be used if events materially affecting the value of non-U.S. equity securities occur between the time when the exchange on which they are traded closes and the time when a Fund’s net asset value is calculated. The Funds identify possible fluctuations in international equity securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Funds generally use a systematic valuation model provided by an approved independent third party pricing service to fair value their international equity securities. International equity securities which are fair valued pursuant to this valuation model or fair valued in connection with local market holidays are deemed to be Level 2 securities.
In the fair value situations noted above, while the Trust’s valuation policy is intended to result in a calculation of each Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for
68

BARROW HANLEY FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.
The following is a summary of the valuation inputs used as of September 30, 2025 in valuing the Funds' investments based upon the three fair value levels defined above:
Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund
Common Stocks:
Brazil	$192,571	$—	$—	$192,571
Mexico	291,399	—	—	291,399
Other*	—	5,697,118	—	5,697,118
Total Common Stocks	$483,970	$5,697,118	$ —	$6,181,088
Preferred Stocks*	$318,978	$—	$—	$318,978
Short-Term Investments	181,603	—	—	181,603
Total Investments	$984,551	$5,697,118	$ —	$6,681,669
Barrow Hanley Credit Opportunities Fund
Asset-Backed Securities*	$—	$3,989,064	$—	$3,989,064
Corporate Bonds*	—	74,360,504	—	74,360,504
Foreign Issuer Bonds*	—	6,956,204	—	6,956,204
Investment Companies	21,995,853	—	—	21,995,853
Short-Term Investments	1,776,754	—	—	1,776,754
Total Investments	$23,772,607	$85,305,772	$ —	$109,078,379
Barrow Hanley Emerging Markets Value Fund
Common Stocks:
Brazil	$162,730	$—	$—	$162,730
Canada	63,796	—	—	63,796
Mexico	158,979	—	—	158,979
Russia	—	—	— **	—
Other*	—	3,008,923	—	3,008,923
Total Common Stocks	$385,505	$3,008,923	$ —	$3,394,428
Preferred Stocks*	$102,961	$—	$—	$102,961
Short-Term Investments	21,233	—	—	21,233
Total Investments	$509,699	$3,008,923	$ —	$3,518,622
Barrow Hanley Floating Rate Fund
Asset-Backed Securities	$—	$4,687,807	$—	$4,687,807
Corporate Bonds	—	13,444,044	—	13,444,044
Foreign Issuer Bonds	—	1,415,129	—	1,415,129
Warrants	—	—	—	—
Bank Loan Obligations:
Finance	—	1,571,880	139,826	1,711,706
Other*	—	96,033,951	—	96,033,951
Total Bank Loan Obligations	$ —	$97,605,831	$139,826	$97,745,657
Short-Term Investments	$5,349,889	$—	$—	$5,349,889
Total Investments	$5,349,889	$117,152,811	$139,826	$122,642,526
69

BARROW HANLEY FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Barrow Hanley International Value Fund
Common Stocks:
Canada	$517,203	$—	$—	$517,203
Germany	61,808	1,045,856	—	1,107,664
Israel	154,915	—	—	154,915
Mexico	295,132	—	—	295,132
United Kingdom	242,048	2,373,910	—	2,615,958
Other*	—	9,446,458	—	9,446,458
Total Common Stocks	$1,271,106	$12,866,224	$ —	$14,137,330
Preferred Stocks	$—	$215,992	$—	$215,992
Short-Term Investments	138,817	—	—	138,817
Total Investments	$1,409,923	$13,082,216	$ —	$14,492,139
Barrow Hanley Total Return Bond Fund
Asset-Backed Securities*	$—	$10,132,890	$—	$10,132,890
Corporate Bonds*	—	33,436,994	—	33,436,994
Foreign Issuer Bonds*	—	8,425,466	—	8,425,466
Mortgage-Backed Securities*	—	74,712,048	—	74,712,048
U.S. Government Obligations	—	32,097,430	—	32,097,430
Short-Term Investments	1,507,044	—	—	1,507,044
Total Investments	$1,507,044	$158,804,828	$ —	$160,311,872
Barrow Hanley US Value Opportunities Fund
Common Stocks*	$105,078,999	$—	$—	$105,078,999
Master Limited Partnerships	684,183	—	—	684,183
Short-Term Investments	1,602,923	—	—	1,602,923
Total Investments	$107,366,105	$ —	$ —	$107,366,105

*	See additional categories in the Schedule of Investments.
**	Amount is $0.
As of September 30, 2025, there were Level 3 investments held in certain Funds as noted above and in the corresponding Schedules of Investments, and such securities are the same Level 3 securities as was noted as of the prior fiscal year end of September 30, 2024. Some of these investments relate to Russian securities held in certain Funds that halted trading in 2022 when United States (“U.S.”) sanctions were imposed after the Russian invasion of Ukraine. Also, there is an investment in a law firm security that leverages debts by purchasing health claim receivables and identifying those that are obligated to be reimbursed by the payor. The value of Level 3 securities compared to each Fund’s total net assets is not material and, therefore, the reconciliation of Level 3 securities and related valuation techniques are not disclosed.
CURRENCY TRANSACTIONS
The functional and reporting currency for the Funds is the U.S. dollar. The market values of non-U.S. securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in Net realized and unrealized gains (losses) from investment activities on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade
70

BARROW HANLEY FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in Net realized gains (losses) from foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in Change in unrealized appreciation (depreciation) on foreign currency on the Statements of Operations.
The Funds may engage in spot currency transactions for the purpose of non-U.S. security settlement and operational processes. Certain Funds are authorized to enter into forward foreign currency exchange contracts, for the purchase or sale of a specific foreign currency at a specified exchange rate on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to change in foreign currency exchange rates. Changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of a Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.
All forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign exchange contracts in the Statements of Operations.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The Funds bear the market risk from changes in forward foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.
There were no forward foreign currency exchange contracts as of or for the year ended September 30, 2025.
BANK LOAN OBLIGATIONS
A Fund may invest in fixed and floating rate loans (“Loans”). Loans may include senior floating rate loans and secured and unsecured loans, second lien or more junior loans and bridge loans or bridge facilities. Loans are typically arranged through private negotiations between borrowers in the U.S. or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“Borrowers”) and one or more financial institutions and other lenders. Generally, a Fund invests in Loans by purchasing assignments of all or a portion of Loans or Loan participations from third parties.
A Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of Loan investors. The Agent typically administers and enforces the Loan on behalf of the other Loan investors in the syndicate. The Agent’s duties may include responsibility for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all Loan investors. The Agent is also typically responsible for monitoring compliance with the covenants contained in the Loan agreement based upon reports prepared by the Borrower. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan investors. In the event of a default by the Borrower, it is possible, though unlikely, that a Fund could receive a portion of the borrower’s collateral. If a Fund receives collateral other than cash, any proceeds received from liquidation of such collateral will be available for investment as part of the Fund’s portfolio.
Unfunded loan commitments are contractual obligations pursuant to which a Fund agrees to invest in a Loan at a future date. Typically, a Fund receives a commitment fee for entering into the unfunded commitment.
71

BARROW HANLEY FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

WHEN-ISSUED/DELAYED DELIVERY SECURITIES
Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to a Fund until settlement takes place. When-issued securities at September 30, 2025, if any, are noted in each Fund’s Schedule of Investments and in aggregate as “Payable for when-issued securities”, in each Fund’s Statement of Assets & Liabilities.
INVESTMENT TRANSACTIONS AND INCOME
Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, investments are reported as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recognized on the ex-dividend date. Dividends from non-U.S. securities are recorded on the ex-dividend date, or as soon as the information is available, and reflect applicable foreign withholdings taxes and any related reclaim amounts. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. Each Fund, as applicable, records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Non-cash dividends are recognized as investment income at the fair value of the asset received.
EXPENSE ALLOCATIONS
Expenses directly attributable to a Fund are charged to that Fund, while expenses that are attributable to more than one Fund are allocated among the applicable Funds in the Trust on a pro-rata basis based on relative net assets or another reasonable basis. Certain expenses that arise in connection with a class of shares are charged to that class of shares.
The investment income, expenses (other than class-specific expenses charged to a class), and realized/unrealized gains/losses on investments are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized/unrealized gains/losses are incurred.
DIVIDENDS AND DISTRIBUTIONS
Distributions of dividends from net investment income, if any, are declared and paid as follows:
Declaration and Payment Frequency
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	Annually
Barrow Hanley Credit Opportunities Fund	Daily/Monthly *
Barrow Hanley Emerging Markets Value Fund	Annually
Barrow Hanley Floating Rate Fund	Daily/Monthly *
Barrow Hanley International Value Fund	Annually
Barrow Hanley Total Return Bond Fund	Daily/Monthly *
Barrow Hanley US Value Opportunities Fund	Annually
* Effective April 1, 2025, each of the Barrow Hanley Credit Opportunities Fund, Barrow Hanley Total Return Bond Fund, and Barrow Hanley Floating Rate Fund declare daily and pay monthly substantially all of its net investment income to shareholders in the form of dividends. Prior to April 1, 2025, On a quarterly basis, each of the Barrow Hanley Credit Opportunities Fund, Barrow Hanley Total Return Bond Fund, and Barrow Hanley Floating Rate Fund distributed substantially all of its net investment income to shareholders in the form of dividends.
The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year.
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September 30, 2025

Distributions from net investment income and from net realized capital gain are determined in accordance with U.S. federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital, etc.), such amounts are reclassified within the composition of net assets based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.
U.S. FEDERAL INCOME TAX INFORMATION
No provision is made for U.S. federal income taxes as each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.
The Funds analyzed all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions that remain subject to examination. The Funds’ U.S. federal income tax returns for the tax year from October 1, 2024 to September 30, 2025 and for the tax period ended September 30, 2024 and tax year ended October 31, 2023 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown or uncertain tax positions taken by the Funds will be recorded as interest expense on the Statements of Operations.
Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
USE OF ESTIMATES
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.
CAPITAL GAIN TAXES
Investments in certain non-U.S. securities may subject the Funds to capital gain taxes on the disposal of those securities. Any capital gains assessed will reduce the proceeds received on the sale and be reflected in net realized gain/loss on the transaction. The Funds estimate and accrue foreign capital gain taxes on certain investments held which impact the amount of unrealized appreciation/depreciation on such investments.
SUMMARY OF PRINCIPAL AND NON-PRINCIPAL RISKS
This section describes the principal risks and some related risks of investing in the Funds, listed in alphabetical order, but it does not describe every possible risk of investing in a Fund. Any investment in the Funds is subject to investment risks, including the possible loss of the principal amount invested. The significance of any specific risk to an investment in a Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. Your investment in a Fund may be subject (in varying degrees) to the following risks discussed below. Each Fund may be more susceptible to some of the risks than others and not all risks will be applicable to all Funds. You should read all of the risk information for your Fund presented below carefully, because any one or more of these risks may result in losses to the Fund.
Asset Allocation Risk. The risk that if a Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.
Asset-Backed Securities Risk. Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.
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September 30, 2025

Benchmark and Reference Rate Risk. The London Interbank Offered Rate (“LIBOR”) was the offered rate at which major international banks could obtain wholesale, unsecured funding. The terms of debt instruments and other investments and transactions (including certain derivatives transactions) to which a Fund may be a party were historically tied to LIBOR, which was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies, and the transition to new reference rates continues. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly, but the full impact of the transition on the Funds or the financial instruments in which a Fund invests cannot yet be fully determined.
China Risk. To the extent a Fund invests in securities of Chinese issuers, it may be subject to certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on non-U.S. ownership, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, embargoes and other trade limitations, and custody risks. U.S. or non-U.S. government sanctions or other government’s interventions could preclude a Fund from making certain investments in China or result in a Fund selling investments in China at disadvantageous times or prices. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events.
CLO Risk. Collateralized loan obligations (“CLOs”) issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche and the type of the underlying debts and loans in the tranche. Investments in subordinate tranches may carry greater risk. CLOs also carry risks including, but not limited to, interest rate risk and credit risk. Because the underlying assets in CLOs are loans, in the event an underlying loan is subject to liquidity risks such as the risk of extended settlement, investments in the corresponding CLOs may be indirectly subject to the same risks.
Commercial Paper Risk. Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall.
Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.
Convertible Securities Risk. Convertible securities subject a Fund to the risks associated with both fixed-income securities and equity securities. If a convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Certain “triggering events” may cause a Fund to lose the principal amount invested in a contingent convertible security and coupon payments on contingent convertible securities may be discretionary and cancelled by the issuer. Due to these factors, the value of contingent convertible securities is unpredictable, and holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not.
Credit Risk. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by a Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. An actual or perceived decline in creditworthiness of an issuer of a fixed-income security held by a Fund may result in a decrease in the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when a Fund owns securities of the issuer or that the issuer will default on its obligations or that the obligations of the issuer will be limited or restructured.
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The credit rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition and does not reflect an assessment of an investment’s volatility or liquidity. Securities rated in the lowest category of investment grade are considered to have speculative characteristics. If a security held by a Fund loses its rating or its rating is downgraded, a Fund may nonetheless continue to hold the security in the discretion of Barrow Hanley. In the case of asset-backed or mortgage-related securities, changes in the actual or perceived ability of the obligors on the underlying assets or mortgages to make payments of interest and/or principal may affect the values of those securities.
Currency Risk. A significant portion of a Fund’s assets may be denominated in non-U.S. currencies. There is the risk that the value of such assets and/ or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. A Fund is not required to hedge its non-U.S. currency risk, although it may do so through non-U.S. currency exchange contracts and other methods. Therefore, to the extent a Fund does not hedge its non-U.S. currency risk, or the hedges are ineffective, the value of a Fund’s assets and income could be adversely affected by currency exchange rate movements.
Cybersecurity Risk. The computer systems, networks, and devices used by a Fund and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, and security breaches. Despite the various protections utilized by a Fund and its service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.
Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV; impediments to trading; the inability of the Funds, Barrow Hanley and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information. Any problems relating to the performance and effectiveness of security procedures used by a Fund or its service providers to protect the Fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may have an adverse impact on a Fund or its investors. Furthermore, as a Fund’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware.
Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.
Depositary Receipts. Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositaries of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request. Some Funds may also invest in certain depositary receipts without voting rights, for example, Thai non-voting depositary receipts (“NVDRs”). NVDRs are similar to other depositary receipts except that they do not allow the holder to participate in company decision making through voting. See Investment Strategies and Risks – Depositary Receipts in the Funds’ Statement of Additional Information (“SAI”) for additional information.
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September 30, 2025

Emerging Markets Risk. Investing in emerging market securities magnifies the risks inherent in non-U.S. investments. In addition to the risks of investing in non-U.S. investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, tariffs and other sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Geopolitical events such as nationalization or expropriation could even cause the loss of the Fund’s entire investment in one or more countries. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre-existing problems in emerging market countries with less established healthcare systems. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. To the extent a Fund invests in frontier countries, these risks will be magnified. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries.
Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, condition and stability of financial institutions, governmental controls, and investment restrictions that are subject to political change and balance of payments position. Issuers of non-U.S. securities (particularly those tied economically to emerging countries) often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards.
Further, a Fund may face greater difficulties or restrictions with respect to investments made in emerging markets countries than in the United States. Satisfactory custodial services may not be available in some emerging markets countries, which may result in a Fund incurring additional costs and delays in the transportation and custody of such securities. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets. In addition, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. The Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation.
A sub-set of emerging markets, frontier markets, are less developed than other emerging markets and are the most speculative. They have the least number of investors and may not have a stock market on which to trade. Most frontier markets consist chiefly of stocks of financial, telecommunications, and consumer companies that count on monthly payments from customers. Investments in this sector are typically illiquid, nontransparent, and subject to very low levels of regulation and high transaction fees. Frontier market investments may be subject to substantial political and currency risk. The risk of investing in frontier markets can be increased due to government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by frontier market countries or their trading partners; and the relatively new and unsettled securities laws in many frontier market countries. These risks can result in the potential for extreme price volatility.
Equity-Linked Instruments Risk. There is a risk that, in addition to market risk and other risks of the referenced equity security, a Fund may experience a return that is different from that of the referenced equity security. Equity-linked instruments also subject a Fund to counterparty risk, including the risk that the issuing entity may not be able to honor its financial commitment, which could result in a loss of all or part of a Fund’s investment.
Equity Securities Risk. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities include both direct and indirect investments in such ownership interests, such as public and privately issued equity securities and common and preferred stocks, warrants and rights to subscribe to common stock or other equity securities, convertible securities, and derivative instruments that are expected or intended to track the price movement of equity indices. Different types of equity securities (including different types of instruments that provide direct or indirect exposure to ownership interests in issuers) provide different voting and dividend rights and priority in the event of a bankruptcy and/or insolvency of the issuer. In general, investments in equity securities and equity derivatives are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into
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September 30, 2025

equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a Fund’s net asset value to fluctuate. Historically, the equity markets have moved in cycles, and the value of a Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.
ESG Factor Risk. To the extent portfolio managers of a Fund incorporate environmental, social and/or governance considerations (“ESG factors”) into their investment process, the Fund will be subject to risks associated with the relevant ESG factors.
Environmental performance criteria rate a company’s management of its environmental challenges, including its effort to reduce or offset the impacts of its products and operations. Social criteria measure how well a company manages its impact on the communities where it operates, including its treatment of local populations, its handling of human rights issues, its record regarding labor-management relations, anti-discrimination policies and practices, employee safety and the quality and safety record of a company’s products, its marketing practices and any involvement in regulatory or anti-competitive controversies. Governance criteria address a company’s investor relations and management practices, including company sustainability reporting, board accountability and business ethics policies and practices.
In general, use of ESG factors in the securities selection process will affect a Fund’s exposure to certain issuers, industries, sectors, regions, and countries; may lead to a smaller universe of investments than other funds that do not incorporate ESG factor analysis; and may negatively impact the relative performance of the Fund over the short, medium or even long term depending on how successfully those ESG factors are incorporated and whether such investments are in or out of favor. Successful incorporation of ESG factors into a Fund’s overall investment strategy will depend on its portfolio managers’ ability to identify and analyze financially material ESG issues, and there can be no assurance that the strategy or techniques employed will be successful.
Euro- and Eurozone-Related Risk. To the extent a Fund invests in investments located in Europe, it may be subject to risks not typically associated with investments in the United States. A majority of western European countries and a number of eastern European countries are members of the European Union, an intergovernmental union aimed at developing economic and political coordination and cooperation among its member states. European countries that are members of the Economic and Monetary Union of the European Union (“EMU”) are subject to restrictions on inflation rates, interest rates, deficits, and debt levels. The EMU sets out different stages and commitments for member states to follow in an effort to achieve greater coordination of economic, fiscal, and monetary policies. As a condition to adopting the euro, EMU member states must also relinquish control of their monetary policies to the European Central Bank and become subject to certain monetary and fiscal controls imposed by the EMU. These controls remove EMU member states’ flexibility in implementing monetary policy measures to address regional economic conditions, which may impair their ability to respond to crises. A number of countries in the European Union have experienced, and may continue to experience, severe economic and financial difficulties. Additional European Union member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of a Fund’s investments in euro-denominated securities and derivatives contracts, as well as securities of issuers located in the European Union or with significant exposure to European Union issuers or countries, to the extent a Fund invests in such securities. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations and derivative contracts would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with a Fund’s investment objective and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of a Fund’s shares.
Continuing uncertainty as to the status of the European Economic and Monetary Union (“EMU”) and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EU could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments. In 2020, the UK left the EU (commonly known as “Brexit”). The full extent of the political, economic and legal consequences of Brexit are not yet fully known, and the long-term impact of Brexit on the UK, the EU and the broader global economy may be significant. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of Brexit, the UK and European economies and the broader economy could be significantly impacted,
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September 30, 2025

potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, or the abandonment of the Euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties.
If one or more EMU countries were to stop using the euro as its primary currency, a Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to liquidity risk and the risk that a Fund may not be able to value investments accurately to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.
Fixed Income Risk. Some Funds may invest in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of a Fund’s investments decreases. Fixed income securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.
Floating Rate Securities Risk. A Fund may invest in obligations with interest rates that are reset periodically. Although floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Certain floating rate instruments have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”). If the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time. Floating rate securities are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows. Issuers of floating rate securities may include, but are not limited to, financial companies, merchandising entities, bank holding companies, and other entities. In addition to the risks associated with the floating nature of interest payments, investors remain exposed to other underlying risks associated with the issuer of the floating rate security, such as credit risk.
Focused Investment Risk. Focusing investments in a particular market, sector or value chain (which may include issuers in a number of different industries) increases the risk of loss because the stocks of many or all of the companies in such market, sector or value chain may decline in value due to economic, market, technological, political or regulatory developments adversely affecting the market or value chain.
Geographic Focus Risk. From time to time a Fund’s investment may be focused in a particular geographic region. The value of the investments of a Fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location, and conditions that negatively impact that location will have a greater impact on the Fund as compared with a fund that does not have its holdings similarly focused. Events negatively affecting such location are therefore likely to cause the value of a Fund’s shares to decrease, perhaps significantly.
High Yield (“Junk Bond”) Investments Risk. Some Funds may invest in high yield securities, also known as “junk bonds,” which have a higher risk of issuer default or may be in default. The securities are not investment grade and are generally considered speculative because they present a greater risk of loss than higher quality debt securities. In particular, lower-rated high yield securities (CCC or below) are subject to a greater degree of credit risk than higher-rated high yield bonds. These lower-rated or defaulted debt securities may fluctuate more in price, and are less liquid than higher-rated securities because issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy. In the event
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September 30, 2025

of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. A characteristic of the high yield bond is the issuance of securities under Rule 144A, many with registration rights. Some Funds may invest in high yield securities issued under Rule 144A, with or without registration rights.
Inflation Protected Securities Risk. The value of inflation protected securities, generally will fluctuate in response to changes in “real” interest rates. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. The value of an inflation protected security generally decreases when real interest rates rise and generally increases when real interest rates fall. In addition, the principal value of an inflation protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation protected security will be adjusted downwards, and consequently, the interest payable on the security will be reduced.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. When interest rates fall, the value of fixed income securities generally increase. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by a Fund. Your investment will decline in value if the value of the Fund’s investments decreases. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. The risks associated with rising interest rates may be particularly acute in the current market environment because the Federal Reserve Board recently raised rates and may continue to do so.
Investment Company Risk. If a Fund invests in shares of another investment company, shareholders will indirectly bear fees and expenses charged by the underlying investment companies in which a Fund invests in addition to the Fund’s direct fees and expenses. A Fund also will incur brokerage costs when it purchases ETFs and closed-end funds. Furthermore, investments in other funds could affect the timing, amount, and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in a Fund.
IPO Risk. A Fund may purchase securities in IPOs. These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Key Person Risk. Key person risk is the risk that results when a Fund’s investment program is highly dependent on the investment skill and dedication of a small number of “key” persons at Barrow Hanley, which can result in decreased investment results if these “key” persons become unable to apply their full attention to the management of a Fund’s investments for health or other reasons.
Liquidity Risk. The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may be amplified in situations where foreign countries close their securities markets for extended periods of time due to scheduled holidays, such as the weeklong closure of Chinese securities markets that occurs annually in October. The SEC has recently proposed rule amendments that, if adopted as proposed, could result in a larger percentage of a Fund’s investments being classified as illiquid investments.
Loan-Related Investments Risk. In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks.
79

BARROW HANLEY FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Bank loans are generally less liquid than many other debt securities. Transactions in bank loans may settle on a delayed basis (and in certain cases may take longer than seven days to settle), such that a Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, the proceeds related to the sale of bank loans may not be available to make additional investments or to meet a Fund’s redemption obligations until a substantial period after the sale of the loans.
Market Risk. The market value of a Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon political, regulatory, market, economic, and social conditions, as well as developments that impact specific economic sectors, industries, or segments of the market, including conditions that directly relate to the issuers of a Fund’s investments, such as management performance, financial condition, and demand for the issuers’ goods and services. The Funds are subject to the risk that geopolitical events will adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on global economies and markets. Likewise, natural and environmental disasters and epidemics or pandemics may be highly disruptive to economies and markets.
Management Risk. Barrow Hanley’s judgments about the attractiveness, value, and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, data and systems imperfections, the complex nature of designing and implementing portfolio construction systems or quantitative processes, and/or the outlook on market trends and opportunities.
Management and Quantitative Securities Risk. Barrow Hanley’s use of a systematic quantitative screening process for certain Funds and judgments about the attractiveness, value, and potential appreciation of, or social and environmental factors related to, a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, data and systems imperfections, the complex nature of designing and implementing portfolio construction systems or quantitative processes, and/or the outlook on market trends and opportunities. Because Barrow Hanley relies, in part, on a systematic, quantitative screening process in selecting securities for certain Funds, each such Fund is subject to the additional risk that Barrow Hanley’s judgments regarding the investment criteria underlying the screening process may prove to be incorrect.
Mortgage-Backed and Asset-BackedSecurities Risk. Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage re-financings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates.
Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.
80

BARROW HANLEY FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

Municipal Securities Risk. Municipal securities are obligations, often bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which is typically exempt from U.S. federal income tax.
Municipal bonds are generally considered riskier investments than Treasury securities. The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering and the maturity of the obligation and the rating(s) of the issue. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in U.S. federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds.
Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease a Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal securities might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Since some municipal securities may be secured or guaranteed by banks and other institutions, the risk to a Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Interest on municipal obligations, while generally exempt from U.S. federal income tax, may not be exempt from U.S. federal alternative minimum tax.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. An epidemic or pandemic can result in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, which may adversely affect markets, issuers, and/or non U.S. exchange rates. The effects of any disease outbreak may be greater in countries with less developed disease prevention and control programs and may also exacerbate other pre-existing political, social, economic, market and financial risks. A pandemic and its effects can result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. Infectious illness outbreaks can adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Any such events could have a significant adverse impact on the value of a Fund’s investments.
Non-U.S. Securities Risk. Non-U.S. securities risk is the risk associated with investments in issuers located in non-U.S. countries. Investing in non-U.S. securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. Securities markets outside the U.S., while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these non-U.S. markets are less liquid and their prices are more volatile than securities of comparable U.S. companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. Other risks associated with investing in non-U.S. securities include, among other things, imposition of exchange control regulation by the U.S. or non-U.S. governments, U.S. and non-U.S. withholding or other taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, and economic or political instability in non-U.S. nations. There may be less publicly available information about certain non-U.S. companies than would be the case for comparable companies in the U.S. and certain non-U.S. companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable
81

BARROW HANLEY FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

to inspect audit work papers in certain non-U.S. countries. Investors in non-U.S. countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against non-U.S. issuers or non-U.S. persons is limited. Many countries, including developed nations and emerging markets, are faced with concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible government debt restructuring and related issues, all of which may cause the value of a Fund’s non-U.S. investments to decline. Nationalization, expropriation or confiscatory taxation, currency blockage, the imposition of sanctions by other countries (such as the United States), political changes or diplomatic developments may also cause the value of a Fund’s non-U.S. investments to decline. When imposed, non-U.S. withholding or other taxes reduce a Fund’s return on non-U.S. securities. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire non-U.S. investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of non-U.S. issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. In certain cases, depositary receipts may also be issued through programs in local markets, such as Thai NVDRs. See Summary of Principal and Non-Principal Risks – Depositary Receipts in this Prospectus for additional information. To the extent a Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit/counterparty and information risks. In addition, non-U.S. securities may be subject to increased credit/counterparty risk because of the potential difficulties of requiring non-U.S. entities to honor their contractual commitments.
Participatory Notes Risk. Participatory notes are equity access products structured as debt obligations issued by banks or broker-dealers that are designed to replicate the performance of certain issuers and markets where direct investment is either impossible or difficult due to local restrictions. The performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a Fund. Some participatory notes may be considered illiquid and, therefore, will be subject to a Fund’s percentage limitation for investments in illiquid securities. The Funds may take long or short positions in participatory notes.
Portfolio Turnover Risk. A Fund may sell its portfolio securities, regardless of the length of time that they have been held, if Barrow Hanley determines that it would be in the Fund’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within Barrow Hanley’s control. These transactions will increase a Fund’s “portfolio turnover.” A 100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during the annual measurement period. High turnover rates generally result in higher brokerage costs to a Fund, may result in higher amounts of taxable distributions to shareholders each year and higher effective tax rates on those distribution amounts, and may reduce the Fund’s returns.
Preferred Stock Risk. A Fund may invest in preferred stock. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.
Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including changes to applicable tax laws and regulations, could impair the ability of a Fund to achieve its investment objective and could increase the operating expenses of the Fund.
REIT Risk. REITs are subject to certain other risks related to their structure and focus. REITs generally are dependent upon management skills and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Small-Cap and Mid-Cap Company Risk. Small- and mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-capitalization companies may have limited product lines, markets, and financial resources, and may depend upon a relatively small management group. These companies may
82

BARROW HANLEY FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

experience higher growth rates and higher interest rates than larger capitalization companies. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. Small cap securities may be traded over the counter or listed on an exchange and it may be harder to sell the smallest capitalization company stocks, which can reduce their selling prices. Smaller capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans that have a floating interest rate.
Stock Connect Investing Risk. Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in China A Shares through Stock Connect. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested, which could pose risks to a Fund. Moreover, China A Shares purchased through Stock Connect generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in China A Shares. Therefore, a Fund’s investments in China A Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in China A Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund. Stock Connect will only operate on days when both the China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when a Fund may be subject to the risk of price fluctuations of China A Shares during the time when Stock Connect is not trading. Stock Connect is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Stock Connect are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.
Structured Notes Risk. Structured notes are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies that obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or may vary from the stated rate because of changes in these factors. Investment in structured notes involves certain risks, including the risk that the issuer may be unable or unwilling to satisfy its obligations to pay principal or interest, which is separate from the risk that the note’s reference instruments may move in a manner that is disadvantageous to the holder of the note. Structured notes, which are often illiquid, are also subject to additional risk such as market risk, liquidity risk and interest rate risk. The terms of certain structured notes may provide that a decline in the reference instrument may result in the interest rate or principal amount being reduced to zero. Structured notes may be more volatile than the underlying reference instruments or traditional debt instruments. In addition, structured notes may charge fees and administrative expenses.
A credit-linked note is a type of structured note whose value is linked to an underlying reference asset. Credit-linked notes typically provide periodic payments of interest as well as payment of principal upon maturity, the value of which is tied to the underlying reference asset. Like structured notes generally, investments in credit-linked notes are subject to the risk of loss of the principal investment and/ or periodic interest payments expected to be received from an investment in a credit-linked note in the event that one or more of the underlying obligations of a note default or otherwise become non-performing. To the extent the Fund invests in a credit-linked note that represents an interest in a single issuer or limited number of issuers, a credit event with respect to that issuer or limited number of issuers presents a greater risk of loss to the Fund than if the credit-linked note represented an interest in underlying obligations of multiple issuers.
Sustainable Investing Risk. Applying sustainability criteria to the investment process may exclude or reduce exposure to securities of certain issuers for sustainability reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use sustainability criteria. The Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria. Although Barrow Hanley seeks to identify issuers that fit within its sustainability criteria, investors may differ in their views of what fits within this category of investments. As a result, the Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. Barrow Hanley’s exclusion of certain investments from the Fund’s investment universe may adversely affect the Fund’s relative performance at times when such investments are performing well. Because Barrow Hanley evaluates ESG metrics when selecting certain securities, the Fund’s portfolio may perform differently than funds that do not use ESG metrics. ESG metrics may prioritize long term rather than short term returns. There is a risk that the information that Barrow Hanley uses in evaluating an issuer may be incomplete,
83

BARROW HANLEY FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

inaccurate or unavailable, which could adversely affect the analysis relevant to a particular investment. In addition, Barrow Hanley’s assessment of whether an issuer fits within its sustainability criteria is made at the time of purchase and as a result, there is a risk that the issuers identified by Barrow Hanley will not operate as anticipated and will no longer fit within Barrow Hanley’s sustainability criteria. Further, the regulatory landscape with respect to sustainable investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process with respect to sustainable investing.
U.S. Government Securities Risk. A Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.
Value Investing Risk. Value securities are securities of companies that may have experienced adverse business, industry, or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Withholding Tax Reclaims Risk. Each Fund may file claims to recover foreign withholding taxes on dividend and interest income (if any) received from issuers in certain countries and capital gains on the disposition of stocks or securities where such withholding tax reclaim is possible. Whether or when a Fund will receive a withholding tax refund is within the control of the tax authorities in such countries. Where a Fund expects to recover withholding taxes, the net asset value of the Fund generally includes accruals for such tax refunds. Each Fund regularly evaluates the probability of recovery. If the likelihood of recovery materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in such Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value. Shareholders in a Fund at the time an accrual is written down will bear the impact of the resulting reduction in net asset value regardless of whether they were shareholders during the accrual period. Conversely, if a Fund receives a tax refund that has not been previously accrued, shareholders in such Fund at the time of the successful recovery will benefit from the resulting increase in the Fund’s net asset value. Shareholders who sold their shares prior to such time will not benefit from such increase in the Fund’s net asset value.
SEGMENT REPORTING
The Funds adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Each Fund operates in one segment. The segment derives its revenues from Fund investments made in accordance with the defined investment strategy of such Fund, as prescribed in its prospectus. The Chief Operating Decision Maker (“CODM”) is the Senior Leadership Committee of the Adviser. The CODM monitors the operating results of each Fund. The financial information the CODM leverages to assess the segment's performance and to make decisions for each Fund's single segment is consistent with that presented within the Fund's financial statements and financial highlights.
B. Fees and Transactions with Affiliates and Other Parties
The Trust, on behalf of the Funds, has entered into an Amended and Restated Investment Advisory Agreement (the “Agreement”) with PAFS to provide investment management services to the Funds.
Total fees incurred pursuant to the Agreement are reflected as “Investment Advisory” fees on the Statements of Operations. Under the terms of the Agreement, PAFS receives an annual fee, computed daily and payable monthly, at the annual rates set forth in the following table (expressed as a percentage of each Fund’s respective average daily net assets). The Trust, on behalf of the Funds, and PAFS have entered into a Third Amended and Restated Expense Limitation Agreement whereby PAFS has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, expenses associated
84

BARROW HANLEY FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

with investments in underlying investment companies (excluding Barrow Hanley Credit Opportunities Fund), brokerage commissions, interest, dividends, litigation and indemnification expenses) exceed the rates in the table below (expressed as a percentage of each Fund’s respective average daily net assets).
Fund	Class	Advisory Fee	Expense Limitation
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	Institutional	0.93%	1.04%
Barrow Hanley Credit Opportunities Fund	Institutional	0.60%	0.77%
Barrow Hanley Emerging Markets Value Fund	Institutional	0.87%	0.98%
Barrow Hanley Floating Rate Fund	Institutional	0.45%	0.59%
Barrow Hanley International Value Fund	Institutional	0.66%	0.85%
Barrow Hanley Total Return Bond Fund	Institutional	0.35%	0.35%
Barrow Hanley US Value Opportunities Fund	Institutional	0.55%	0.70%
The Third Amended and Restated Expense Limitation Agreement is effective until February 1, 2026 for the Funds (excluding the Barrow Hanley Credit Opportunities Fund). A Fund-of-Funds Fee Waiver and Expense Limitation Agreement is effective until February 1, 2026 for the Barrow Hanley Credit Opportunities Fund. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recoup any of its prior waivers or reimbursements, including prior waivers or reimbursements in the Predecessor Funds that were available for recoupment by Perpetual US Services, LLC, investment adviser to the Predecessor Funds, at the time of the Reorganization, for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recoupment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies (excluding Barrow Hanley Credit Opportunities Fund) and extraordinary expenses) to exceed the current expense limitation at the time of repayment or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board at any time and will terminate automatically upon termination of the Agreement.
Pursuant to the Fund-of-Funds Fee Waiver and Expense Limitation Agreement, the Adviser further has agreed contractually to waive its investment advisory fee payable by the Barrow Hanley Credit Opportunities Fund in the amount of the investment advisory fee the Adviser receives attributable to the assets of the Barrow Hanley Credit Opportunities Fund invested in the Barrow Hanley Floating Rate Fund until February 1, 2026. This Fund-of-Funds Fee Waiver and Expense Limitation Agreement may be terminated by the Board at any time and will terminate automatically upon termination of the Agreement.
For the year ended September 30, 2025, the Funds incurred advisory fees payable to PAFS, received expense waivers/reimbursements from PAFS, and paid expense recoupments to PAFS as follows:
Fund	Advisory Fee Payable to PAFS	Expenses Reduced by PAFS	Advisory Waivers Recouped by PAFS
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	$127,318	$115,907	$—
Barrow Hanley Credit Opportunities Fund	573,575	154,729	—
Barrow Hanley Emerging Markets Value Fund	26,618	95,528	—
Barrow Hanley Floating Rate Fund	480,775	93,813	—
Barrow Hanley International Value Fund	171,346	88,873	—
Barrow Hanley Total Return Bond Fund	610,477	297,298	—
Barrow Hanley US Value Opportunities Fund	568,233	76,196	—

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BARROW HANLEY FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

The balances of recoverable expenses to PAFS by the Funds at September 30, 2025 were as follows:
For the year or period ended:	Expiring	Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	Barrow Hanley Credit Opportunities Fund	Barrow Hanley Emerging Markets Value Fund	Barrow Hanley Floating Rate Fund	Barrow Hanley International Value Fund	Barrow Hanley Total Return Bond Fund	Barrow Hanley US Value Opportunities Fund
October 31, 2023	October 31, 2026	$183,228	$304,910	$150,198	$442,292	$173,297	$351,628	$219,777
September 30, 2024	September 30,2027	117,950	143,221	131,478	170,215	166,780	454,830	138,319
September 30, 2025	September 30, 2028	115,907	28,552	95,528	93,813	88,873	297,298	76,196
Balances of Recoverable Expenses to PAFS		$417,085	$476,683	$377,204	$706,320	$428,950	$1,103,756	$434,292
Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley” or the “Sub-Adviser”) serves as a sub-adviser to the Funds. Barrow Hanley, a Delaware limited liability company, is registered as an investment adviser with the U.S. Securities and Exchange Commission and was founded in 1979. Barrow Hanley provides investment advisory services to large institutional clients, mutual funds, employee benefit plans, endowments, foundations, limited liability companies and other institutions and individuals. Barrow Hanley is an indirect subsidiary of Perpetual Limited, a public company listed on the Australian Stock Exchange.
The Sub-Adviser will be responsible for the day-to-day management of each Fund’s investment portfolio in accordance with the investment policies and guidelines of the Funds subject to the general oversight of the Adviser.
The provision of investment advisory services by the Sub-Adviser is governed by an individual investment sub-advisory agreement between the Sub-Adviser and the Adviser (the “Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, the Sub-Adviser is responsible for the day-to-day management of the Funds, makes investment decisions for the Funds and administers the investment program of the Funds, subject to the supervision of, and policies established by, the Adviser and the Board.
The Sub-Advisory Agreement will continue in effect for its initial term until the second anniversary of the date of effectiveness, and thereafter from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Funds (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. Any party to the Sub-Advisory Agreement may terminate the Sub-Advisory Agreement without penalty, in each case on not less than 60 days’ written notice to the other party.
As compensation for its services, the Adviser pays to Barrow Hanley a monthly base fee for its services as indicated in the table below (the “Base Sub-Advisory Fee”). The Base Sub-Advisory Fee in effect for each Fund is below:
Fund	Base Subadvisory Fee
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	0.78%
Barrow Hanley Credit Opportunities Fund	0.45
Barrow Hanley Emerging Markets Value Fund	0.72
Barrow Hanley Floating Rate Fund	0.30
Barrow Hanley International Value Fund	0.51
Barrow Hanley Total Return Bond Fund	0.20
Barrow Hanley US Value Opportunities Fund	0.40
86

BARROW HANLEY FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

Perpetual Americas Funds Distributors, LLC (the “Distributor”), a wholly owned subsidiary of Foreside Financial Group, LLC d/b/a ACA Group (“ACA Group”), provides distribution services to the Funds pursuant to a distribution agreement with the Trust on behalf of the Funds. The Distributor acts as an agent of the Trust in connection with the offering of the shares of the Funds on a continuous basis. Under a separate Distribution Services and License Agreement, PAFS, at its own expense, pays the Distributor an annual base fee, an asset-based fee and reimbursement for certain expenses and out-of-pocket costs incurred on behalf of the Funds. Neither the Distributor nor ACA Group is affiliated with the Trust, the Adviser or Barrow Hanley.
The Northern Trust Company (“Northern Trust”) serves as the administrator, transfer agent, custodian, and fund accounting agent for the Funds pursuant to written agreements with the Trust on behalf of the Funds. The Funds have agreed to pay Northern Trust a tiered basis-point fee based on the Trust’s complex level net assets, certain per account and transaction charges, other fees for additional service activities, and reimbursement of certain expense. Total fees paid to Northern Trust for their services, which are reflected as “Administration”, “Transfer Agent”, and “Custodian” fees, respectively, on the Statements of Operations, are as follows:
Prior to July 14, 2025, Foreside Fund Officer Services, LLC, an affiliate of ACA Group provided principal financial officer and treasurer services for the Funds pursuant to a written agreement with the Trust on behalf of the Funds. The Funds agreed to pay ACA Group an annual fee based on the level of net assets in the Fund complex, subject to an overall minimum annual fee of $200,000 for these services, and reimburse for certain expenses incurred on behalf of the Funds. Total fees allocated to the Funds and paid to ACA Group pursuant to these agreements are reflected as “Treasurer Service” fees on the Statements of Operations.
PAFS and the Trust have entered into an Amended and Restated Administration and Compliance Support Services Agreement (the “ACSS Agreement”) pursuant to which PAFS provides, coordinates or otherwise supports the provision of, administration and compliance services for the Trust. As full compensation for the services rendered and expenses borne by PAFS in connection with the services PAFS provides under the ACSS Agreement, the Trust, on behalf of each Fund, agrees to reimburse PAFS in such amounts as are approved by the Board from time to time. Total fees allocated to the Funds and paid to PAFS pursuant to the ACSS Agreement are reflected as “Compliance” fees in the Statements of Operations.
PAFS and the Trust have entered into an Amended and Restated Institutional Class Shareholder Services, Recordkeeping and Sub-Transfer Agency Agreement (the “Shareholder Services Agreement”). Pursuant to the Shareholder Services Agreement, the Trust, on behalf of each Fund, agrees that Institutional Shares of each Fund shall reimburse PAFS or its designee for any payments PAFS or such designee makes to third-party service providers for personal services, accounting or subaccounting, recordkeeping and/or other administrative services provided to beneficial holders of Institutional Class shares of the Funds. Payments by a Fund pursuant to the Shareholder Services Agreement shall not exceed such amounts as are approved by the Board from time to time. Total fees reimbursed to PAFS pursuant to the Shareholder Services Agreement are reflected as “Shareholder Services - Institutional Shares” fees in the Statements of Operations.
Certain officers of the Trust are affiliated with PAFS and receive no compensation directly from the Funds for serving in their respective roles. The Trust pays each trustee who is not an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act (“Independent Trustee”) compensation for their services based on an annual retainer of $140,000, certain committee and chairperson retainers and reimbursement for certain expenses. For the year ended September 30, 2025, the aggregate Independent Trustee compensation paid by the Trust was $754,000. The amount of total Independent Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Funds are reflected in “Trustee” fees on the Statements of Operations.
C. Credit Agreements
The Trust, on behalf of the Funds, has entered into a $150 million revolving credit facility agreement (the “Credit Agreement”) with Northern Trust for liquidity or for other temporary or emergency purposes which permits the Funds to borrow up to an aggregate amount of $150 million, $50 million of which is committed and $100 million of which is uncommitted. For all Funds, except for the Barrow Hanley Floating Rate Fund, any advance under the Credit Agreement will accrue interest at a rate per annum equivalent to the Fund’s option of the sum of the U.S. Federal Fund Target Rate plus 1.30%, the daily Simple Secured Overnight Financing Rate plus 1.30%, or the Prime Rate minus 1.50%. In the case of the Barrow Hanley Floating Rate Fund, any advance under the Credit Agreement will accrue interest at a rate per annum equivalent to the Fund’s option of the sum of the U.S. Federal Fund Target Rate plus 1.50%, the daily Simple Secured Overnight Financing Rate plus 1.50%, or the Prime Rate minus 1.30%.
87

BARROW HANLEY FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

During the year ended September 30, 2025, the following Funds had borrowings with the average loan, weighted interest rate and interest expense as disclosed below:
Fund	Dollar Amount	Days Outstanding	Rate	Interest Expense
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	$2,792,391	23	5.66%	10,090
Barrow Hanley Emerging Markets Value Fund	200,000	3	5.63	94
Barrow Hanley International Value Fund	2,836,410	39	5.75	17,661
Barrow Hanley Total Return Bond Fund	450,000	3	5.87	220
The interest expense amounts are included in the “Interest Expense” on the Statements of Operations.
D. Investment Transactions
For the year ended September 30, 2025, the aggregate cost of purchases and proceeds from sales of securities (excluding short-term investments and U.S. government securities) for the Funds were as follows:
Fund	Cost of Purchases	Proceeds from Sales
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	$7,565,088	$32,318,078
Barrow Hanley Credit Opportunities Fund	49,493,977	31,998,730
Barrow Hanley Emerging Markets Value Fund	1,292,277	1,507,150
Barrow Hanley Floating Rate Fund	98,130,324	81,566,007
Barrow Hanley International Value Fund	10,757,710	56,982,392
Barrow Hanley Total Return Bond Fund	56,473,226	65,429,250
Barrow Hanley US Value Opportunities Fund	51,757,345	61,018,576
For the year ended September 30, 2025, the aggregate cost of purchases and proceeds from sales of U.S. government securities (excluding short-term investments) for the Funds were as follows:
Fund	Cost of Purchases	Proceeds from Sales
Barrow Hanley Total Return Bond Fund	$58,517,266	$73,973,368
E. U.S. Federal Income Tax
As of September 30, 2025, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for U.S. Federal income tax purposes, were as follows:
Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	$5,588,458	$1,198,898	$(105,687)	$1,093,211
Barrow Hanley Credit Opportunities Fund	108,497,636	2,954,183	(2,373,440)	580,743
Barrow Hanley Emerging Markets Value Fund	3,032,684	627,285	(141,347)	485,938
Barrow Hanley Floating Rate Fund	124,194,544	1,783,707	(3,335,725)	(1,552,018)
Barrow Hanley International Value Fund	12,548,316	2,343,853	(400,030)	1,943,823
Barrow Hanley Total Return Bond Fund	158,407,031	2,783,463	(878,622)	1,904,841
Barrow Hanley US Value Opportunities Fund	83,728,243	25,818,891	(2,181,029)	23,637,862

88

BARROW HANLEY FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

The tax character of distributions paid by the Funds during tax year ended September 30, 2025, tax period from November 1, 2023 to September 30, 2024, and the tax year ended October 31, 2023 were as follows:
	Distributions From
Fund	Ordinary Income* 2025	Long-Term Capital Gains 2025	Ordinary Income* 2024	Long-Term Capital Gains 2024	Ordinary Income* 2023	Long-Term Capital Gains 2023
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	$924,426	$2,785,268	$1,199,093	$148,465 **	$170,927	$—
Barrow Hanley Credit Opportunities Fund	6,652,876	—	7,420,054	—	7,734,787	—
Barrow Hanley Emerging Markets Value Fund	102,962	255,563	66,502	—	67,981	—
Barrow Hanley Floating Rate Fund	8,497,467	—	9,510,641	—	9,385,204	—
Barrow Hanley International Value Fund	1,622,018	1,916,222	1,943,876	282,131 ***	179,447	—
Barrow Hanley Total Return Bond Fund	10,764,023	47,382	7,292,884	—	2,264,393	—
Barrow Hanley US Value Opportunities Fund	1,802,361	9,987,374 ****	1,190,228	— ****	1,029,833	368,046

*	Ordinary income includes short-term capital gains, if any.
**	The amounts do not include tax equalization utilized of $119,728 in net long term capital gains in which the Fund designated as being distributed to shareholders on their redemption of shares.
***	The amounts do not include tax equalization utilized of $359,835 in net long term capital gains in which the Fund designated as being distributed to shareholders on their redemption of shares.
****
The amounts do not include tax equalization utilized of $131,503 and $870,882 in net long term capital gains for the years 2024 and 2025, respectively, in which the Fund designated as being distributed to shareholders on their redemption of shares.

As of the latest tax year ended September 30, 2025, the components of accumulated earnings on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Distributions Payable	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	$343,262	$—	$(2,121,765)	$—	$—	$1,106,236	$(672,267)
Barrow Hanley Credit Opportunities Fund	90,245	—	(6,202,618)	(71,473)	—	580,743	(5,603,103)
Barrow Hanley Emerging Markets Value Fund	140,907	—	(190,459)	—	—	486,167	436,615
Barrow Hanley Floating Rate Fund	547,422	—	(901,554)	(97,738)	—	(1,552,018)	(2,003,888)
Barrow Hanley International Value Fund	452,866	104,579	—	—	—	1,964,326	2,521,771
Barrow Hanley Total Return Bond Fund	454,155	130,194	—	—	—	1,904,841	2,489,190
Barrow Hanley US Value Opportunities Fund	796,125	10,736,987	—	—	—	23,637,862	35,170,974

89

BARROW HANLEY FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

As of the tax year ended September 30, 2025, capital losses incurred by the Funds are carried forward indefinitely under the provisions of the Regulated Investment Company Modernization Act of 2010 and are as follows:
Fund	Short-Term Capital Loss Carry-Forward	Long-Term Capital Loss Carry-Forward
Barrow Hanley Credit Opportunities Fund*	$146,103	$6,056,515
Barrow Hanley Floating Rate Fund	—	901,554

*	A portion of the capital loss carryforward may be subject to limitations under Section 382 of the Internal Revenue Code.
During the tax year ended September 30, 2025, the Barrow Hanley Credit Opportunities Fund, Barrow Hanley Emerging Markets Value Fund and Barrow Hanley Floating Rate Fund utilized $102,087, $185,616 and $570,888, respectively, in capital loss carry forwards.
For the tax year ended September 30, 2025, the Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund and Barrow Hanley Emerging Markets Value Fund incurred net capital losses and/or late year ordinary loss deferral in the amount of $2,121,765 and $190,459 which the Funds intend to treat as having been incurred in the following fiscal year.
Primarily as a result of differing book/tax treatment of tax equalization, the Funds made reclassifications among certain capital accounts. These reclassifications have no effect on net assets or net asset value per share. As of September 30, 2025, the following reclassifications were made to the Funds’ Statements of Assets and Liabilities:
Fund	Distributable Earnings (Loss)	Paid-in Capital
Barrow Hanley US Value Opportunities Fund	$(869,850)	$869,850
F. Capital Share Transactions
Transactions in dollars for the year ended September 30, 2025, were as follows:
Fund	Class	Proceeds from Shares Sold	Reinvestments of Dividends	Payments for Shares Redeemed	Net Increase (Decrease) in Net Assets
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	Institutional Shares	$919,549	$3,314,940	$(26,923,174)	$(22,688,685)
Barrow Hanley Credit Opportunities Fund	Institutional Shares	26,482,170	6,226,884	(15,729,507)	16,979,547
Barrow Hanley Emerging Markets Value Fund	Institutional Shares	75,348	132,525	(245,460)	(37,587)
Barrow Hanley Floating Rate Fund	Institutional Shares	21,093,293	7,133,566	(11,318,793)	16,908,066
Barrow Hanley International Value Fund	Institutional Shares	604,916	2,970,514	(48,131,490)	(44,556,060)
Barrow Hanley Total Return Bond Fund	Institutional Shares	15,200,834	10,811,588	(37,988,921)	(11,976,499)
Barrow Hanley US Value Opportunities Fund	Institutional Shares	8,242,592	8,253,570	(15,199,921)	1,296,241

90

BARROW HANLEY FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

Transactions in shares for the year ended September 30, 2025, were as follows:
Fund	Class	Shares Sold	Shares From Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) in Shares
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	Institutional Shares	99,062	390,913	(3,184,322)	(2,694,347)
Barrow Hanley Credit Opportunities Fund	Institutional Shares	2,748,080	646,462	(1,633,405)	1,761,137
Barrow Hanley Emerging Markets Value Fund	Institutional Shares	8,428	15,060	(29,524)	(6,036)
Barrow Hanley Floating Rate Fund	Institutional Shares	2,177,529	736,028	(1,157,573)	1,755,984
Barrow Hanley International Value Fund	Institutional Shares	59,353	302,805	(4,636,544)	(4,274,386)
Barrow Hanley Total Return Bond Fund	Institutional Shares	1,620,043	1,173,617	(4,054,929)	(1,261,269)
Barrow Hanley US Value Opportunities Fund	Institutional Shares	701,688	686,653	(1,274,174)	114,167

Transactions in dollars for the period from November 1, 2023 to September 30, 2024, were as follows:
Fund	Class	Proceeds from Shares Sold	Reinvestments of Dividends	Payments for Shares Redeemed	Net Increase (Decrease) in Net Assets
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	Institutional Shares	$4,042,597	$1,293,285	$(4,258,922)	$1,076,960
Barrow Hanley Credit Opportunities Fund	Institutional Shares	15,261,740	7,417,942	(33,733,403)	(11,053,721)
Barrow Hanley Emerging Markets Value Fund	Y Shares[1]	—	1	(98,026)	(98,025)
Barrow Hanley Emerging Markets Value Fund	Institutional Shares	480,632	24,601	(141,562)	363,671
Barrow Hanley Floating Rate Fund	Institutional Shares	6,385,264	8,595,773	(18,478,031)	(3,496,994)
Barrow Hanley International Value Fund	Y Shares[1]	—	1	(108,929)	(108,928)
Barrow Hanley International Value Fund	Institutional Shares	14,041,390	1,947,790	(23,080,980)	(7,091,800)
Barrow Hanley Total Return Bond Fund	Institutional Shares	18,082,825	7,292,884	(22,488,938)	2,886,771
Barrow Hanley US Value Opportunities Fund	Institutional Shares	2,846,280	813,744	(6,832,952)	(3,172,928)

[1]	During the period, share class “Y” transitioned to “Institutional” shares.
Transactions in shares for the period from November 1, 2023 to September 30, 2024, were as follows:
Fund	Class	Shares Sold	Shares From Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) in Shares
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	Institutional Shares	448,988	138,503	(458,509)	128,982
Barrow Hanley Credit Opportunities Fund	Institutional Shares	1,611,565	782,515	(3,550,505)	(1,156,425)
Barrow Hanley Emerging Markets Value Fund	Y Shares[1]	—	—	(10,003)	(10,003)
Barrow Hanley Emerging Markets Value Fund	Institutional Shares	48,915	2,485	(14,639)	36,761
Barrow Hanley Floating Rate Fund	Institutional Shares	643,903	877,634	(1,870,269)	(348,732)
Barrow Hanley International Value Fund	Y Shares[1]	—	—	(10,003)	(10,003)
Barrow Hanley International Value Fund	Institutional Shares	1,274,718	179,183	(2,159,251)	(705,350)
Barrow Hanley Total Return Bond Fund	Institutional Shares	1,958,447	775,051	(2,408,415)	325,083
Barrow Hanley US Value Opportunities Fund	Institutional Shares	251,469	75,627	(626,364)	(299,268)

[1]	During the period, share class “Y” transitioned to “Institutional” shares.
91

BARROW HANLEY FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

Transactions in dollars for the year ended October 31, 2023, were as follows:
Fund	Class	Proceeds from Shares Sold	Reinvestments of Dividends	Payments for Shares Redeemed	Net Increase (Decrease) in Net Assets
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	Institutional Shares	$24,845,447	$165,297	$(2,466,332)	$22,544,412
Barrow Hanley Credit Opportunities Fund	Institutional Shares	6,639,107	7,732,924	(16,576,397)	(2,204,366)
Barrow Hanley Emerging Markets Value Fund	Y Shares	—	1	—	1
Barrow Hanley Emerging Markets Value Fund	Institutional Shares	345,305	14,693	(4,647)	355,351
Barrow Hanley Floating Rate Fund	Institutional Shares	16,522,117	8,861,665	(33,125,265)	(7,741,483)
Barrow Hanley International Value Fund	Institutional Shares	61,051,174	54,772	(4,426,128)	56,679,818
Barrow Hanley Total Return Bond Fund	Institutional Shares	119,587,659	2,264,393	(355,079)	121,496,973
Barrow Hanley US Value Opportunities Fund	Institutional Shares	1,591,890	963,958	(25,153,117)	(22,597,269)

Transactions in shares for the year ended October 31, 2023, were as follows:
Fund	Class	Shares Sold	Shares From Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) in Shares
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	Institutional Shares	2,776,954	18,026	(260,283)	2,534,697
Barrow Hanley Credit Opportunities Fund	Institutional Shares	708,225	848,271	(1,777,737)	(221,241)
Barrow Hanley Emerging Markets Value Fund	Y Shares	—	—	—	—
Barrow Hanley Emerging Markets Value Fund	Institutional Shares	35,069	1,563	(480)	36,152
Barrow Hanley Floating Rate Fund	Institutional Shares	1,746,219	928,297	(3,432,488)	(757,972)
Barrow Hanley International Value Fund	Y Shares	—	—	—	—
Barrow Hanley International Value Fund	Institutional Shares	5,927,661	5,658	(418,917)	5,514,402
Barrow Hanley Total Return Bond Fund	Institutional Shares	13,325,774	245,369	(37,908)	13,533,235
Barrow Hanley US Value Opportunities Fund	Institutional Shares	164,349	100,363	(2,573,113)	(2,308,401)

G. Concentration of Ownership
A significant portion of a Fund’s shares may be held in a limited number of shareholder accounts, including in certain omnibus or institutional accounts which typically hold shares for the benefit of other underlying investors. To the extent that a shareholder or group of shareholders redeem a significant portion of the shares issued by a Fund, this could have a disruptive impact on the efficient implementation of a Fund’s investment strategy.
As of September 30, 2025, PAFS or PAFS affiliates held outstanding shares of the Funds as follows:
Fund	Class	% Ownership
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	Institutional Shares	45.6
Barrow Hanley Credit Opportunities Fund	Institutional Shares	0.7
Barrow Hanley Emerging Markets Value Fund	Institutional Shares	100.0
Barrow Hanley Floating Rate Fund	Institutional Shares	27.6
Barrow Hanley International Value Fund	Institutional Shares	11.8
Barrow Hanley Total Return Bond Fund	Institutional Shares	1.2
Barrow Hanley US Value Opportunities Fund	Institutional Shares	7.0
92

BARROW HANLEY FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

H. New Accounting Pronouncements
In December 2023, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2023-09, Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. The ASU is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. At this time, management is evaluating the implications of these changes on the financial statements.
I. Subsequent Events
Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure in these financial statements.
93

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Perpetual Americas Funds Trust and Shareholders of Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund, Barrow Hanley Credit Opportunities Fund, Barrow Hanley Emerging Markets Value Fund, Barrow Hanley Floating Rate Fund, Barrow Hanley International Value Fund, Barrow Hanley Total Return Bond Fund and Barrow Hanley US Value Opportunities Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund, Barrow Hanley Credit Opportunities Fund, Barrow Hanley Emerging Markets Value Fund, Barrow Hanley Floating Rate Fund, Barrow Hanley International Value Fund, Barrow Hanley Total Return Bond Fund and Barrow Hanley US Value Opportunities Fund (seven of the funds constituting Perpetual Americas Funds Trust, hereafter collectively referred to as the "Funds") as of September 30, 2025, the related statements of operations for the year ended September 30, 2025 and the statements of changes in net assets and the financial highlights for the year ended September 30, 2025, and for the period November 1, 2023 through September 30, 2024, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2025, the results of each of their operations for the year ended September 30, 2025, and the changes in their net assets and each of the financial highlights for the year ended September 30, 2025 and for the period November 1, 2023 through September 30, 2024 in conformity with accounting principles generally accepted in the United States of America.
The financial statements of the Funds as of and for the year ended October 31, 2023 and the financial highlights for each of the periods ended on or prior to October 31, 2023 (not presented herein, other than the statements of changes in net assets and financial highlights) were audited by other auditors whose report dated December 27, 2023 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025 by correspondence with the custodian, transfer agent, brokers, and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
November 21, 2025
We have served as the auditor of one or more investment companies in Perpetual Americas Funds Trust since 2014.
94

BARROW HANLEY FUNDS
ADDITIONAL INFORMATION
September 30, 2025 (Unaudited)

A. Qualified Dividend Income (QDI)
Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2025 are designated as Qualified Dividend Income (“QDI”), as defined in the Act, subject to reduced tax rates in 2025:
Fund	QDI Percentage
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	40.72%
Barrow Hanley Emerging Markets Value Fund	53.89%
Barrow Hanley International Value Fund	100.00%
Barrow Hanley US Value Opportunities Fund	71.25%
B. Corporate Dividends Received Deduction (DRD)
A percentage of the dividends distributed during the fiscal year ended September 30, 2025 for the Funds qualifies for the Dividends-Received Deduction (“DRD”) for corporate shareholders:
Fund	Corporate DRD Percentage
Barrow Hanley US Value Opportunities Fund	63.10%
C. Foreign Tax Credit
The Funds below intends to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:
Fund	Foreign Tax Credit	Foreign Source Income
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	$0.0429	$0.2465
Barrow Hanley Emerging Markets Value Fund	$0.0341	$0.2661
Barrow Hanley International Value Fund	$0.0932	$0.4826
95

BARROW HANLEY FUNDS
CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
September 30, 2025 (Unaudited)

Not Applicable.
96

BARROW HANLEY FUNDS
PROXY DISCLOSURES
September 30, 2025 (Unaudited)

Not Applicable.
97

BARROW HANLEY FUNDS
REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS
September 30, 2025 (Unaudited)

Included on page 87 in the Notes to Financial Statements.
98

BARROW HANLEY FUNDS
STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
September 30, 2025 (Unaudited)

Not Applicable.
99

Investment Subadviser
Barrow, Hanley, Mewhinney & Straus, LLC
220 Ross Avenue, 31st Floor
Dallas, Texas 75201
Investment Adviser
Perpetual Americas Funds Services
1 Congress Street, Suite 3101
Boston, Massachusetts 02114
Custodian
The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Ropes & Gray LLP
Prudential Tower, 800 Boylston Street
Boston, Massachusetts 02199
Distributor
Perpetual Americas Funds Distributors, LLC
190 Middle Street, Suite 301
Portland, Maine 04101
For Additional Information, call
866-260-9549 (toll free) or 312-557-5913
BH 09/25

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Included as part of the Financial Statements under Item 7 of this Form N-CSR.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Included as part of the Financial Statements under Item 7 of this Form N-CSR.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Included as part of the Financial Statements under Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included as part of the Financial Statements under Item 7 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) The Code of Ethics that is the subject of the disclosure required by item 2 is filed herewith.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) are filed herewith.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Perpetual Americas Funds Trust

By:	/s/ John Stanziani
John Stanziani
Treasurer and Principal Financial Officer

Date:	December 4, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Chris Golden
Chris Golden
President and Principal Executive Officer

Date:	December 4, 2025

By:	/s/ John Stanziani
John Stanziani
Treasurer and Principal Financial Officer

Date:	December 4, 2025